Exhibit 10.1

MASTER TRUST AGREEMENT 1

This Master Trust Agreement (“Agreement”) is made by and between MoneyGram Payment Systems, Inc., a Delaware corporation with a place of business at 2828 N. Harwood, Dallas, TX 75201 and Wal-Mart Stores, Inc., with a place of business at 702 SW 8th Street, Bentonville, AR 72716 (collectively referred to as the “Parties” and individually as a “Party”). The terms of that certain Money Services Agreement entered into between MoneyGram Payment Systems, Inc. and Wal-Mart Stores, Inc. effective February 1, 2005, as amended, (the “2005 Agreement”), shall remain in full force and effect until April 1, 2013 (“Effective Date”) at which time the 2005 Agreement will terminate in its entirety and shall be replaced and superseded by this Agreement.

1.	Parties; Appointment and Acceptance; No Sub-Agents; Agent Locations.

(a)	As used herein, Walmart means Wal-Mart Stores, Inc. and its Affiliates. “Agreement” means this Master Trust Agreement and any related attachment, exhibit, addendum or amendment. “Affiliate” means any business controlling, controlled by or under common control with a Party. “MoneyGram” means MoneyGram Payment Systems, Inc.

(b)	MoneyGram hereby appoints Walmart as its limited agent and authorized delegate for the sole purpose of offering and selling the Services, all in accordance with Applicable Law, this Agreement (including any applicable Attachments, addenda, schedules, and/or exhibits) and the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and MoneyGram’s Anti-Corruption Policy identified in Section 3, as such policies or procedures may be updated in writing from time to time, provided, however, MoneyGram will provide Walmart with reasonable written notice of any amendments to the policies or procedures at least thirty (30) days prior to the proposed effective date of such amendments and consult with Walmart regarding their implementation. As used herein, “Services” shall mean the specific products and services described on the applicable Attachment describing such specific products or services and executed by both MoneyGram and Walmart. Walmart hereby accepts such appointment. Walmart will not authorize or appoint sub-agents or sub-delegates.

(c)	Walmart shall offer and sell the Services at such of its retail locations identified on Exhibit 1 – Authorized Agent Location(s) (the “Agent Location(s)” (with such Agent Location representing Walmart’s retail locations in the United States and Puerto Rico that sell merchandise to the general public) as updated from time to time by the Parties. Walmart shall provide notification to MoneyGram to the extent that there are any changes to the Agent Locations (such as through store closures or openings). Walmart agrees to provide the Services during the business hours of the particular Agent Locations and shall specifically sell the Services at such Agent Location’s Money Service Centers, Customer Service Desks and MCX Kiosks, as applicable; provided, however, that Walmart will determine in its sole discretion the location within its stores or clubs of Money Service Centers, Customer Service Desks and MCX Kiosks from which it will offer the Services. Upon request by MoneyGram, Walmart agrees to notify MoneyGram of the business hours for each Agent Location.

(d)	The Parties acknowledge that the terms of this Master Trust Agreement, by themselves, do not contain any exclusivity provisions, and that any provisions relating to exclusivity, preferred status, or limitations regarding Walmart’s ability to offer and sell products and services that may be competitive with the products and services offered by MoneyGram, if any, are described in the applicable Attachments relating to such products and services and executed by both MoneyGram and Walmart. Any exclusivity or preferred status provisions or other limitations included in an Attachment apply solely with respect to the specific products or services described in the applicable Attachment executed by both MoneyGram and Walmart.

2.	Trust Relationship. “Trust Funds” are proceeds from the sale of Services including, but not limited to, face amounts of Money Orders and principal amounts originated from Money Transfer Services or Bill Payment Services (in each case and if applicable, and as defined in the applicable Attachment relating to such) and shall not include any commissions, fees, compensation or other amounts. Walmart agrees to hold Trust Funds in trust for MoneyGram and separate from Walmart's funds. If Trust Funds become commingled with Walmart’s other funds, the total commingled funds are impressed with a trust and shall belong and are payable to MoneyGram to the extent of amounts due MoneyGram from Walmart. During the Term, Walmart shall maintain an account to hold the Trust Funds (the “Trust Account”). Walmart will provide at least sixty (60) days’ notice to MoneyGram before changing the Trust Account and will not change the Trust Account until similar arrangements have been made for another Trust Account.

3.	Legal Compliance.

(a)	General.

(i) Walmart acknowledges and understands that by offering the Services as a limited agent for MoneyGram, it is subject to the supervision, examination, and regulation of any applicable Regulatory Body (as defined hereafter) including those with oversight for money transmission and money services businesses. Walmart is in compliance with, and will during the Term comply with, Applicable Law, including the state-specific provisions attached as Exhibit 2 – Multi-State Regulatory Addendum (as updated by MoneyGram from

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The appearance of [*] denotes confidential information that has been omitted from this Exhibit 10.1 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under rule 24b-2 of the Securities Exchange Act of 1934, as amended.

time to time only as required by Applicable Law; provided that Walmart has reasonable advance written notice for compliance for such updates in accordance with Section 1(b)). Walmart will conduct its money transmission activities strictly in accordance with any applicable compliance guidelines issued pursuant to Applicable Law. Walmart will display at each Agent Location any signs, decals, and other display and disclosure materials provided to Walmart by MoneyGram that is required to be posted pursuant to any Applicable Law relating to Walmart’s offering of the Services. Walmart understands that if Walmart exceeds the authority granted under this Agreement, this Agreement is subject to termination, and Walmart may be subject to further disciplinary actions by the relevant Regulatory Body (as defined below). Walmart acknowledges that it has an independent and ongoing obligation to comply with all Applicable Laws and that it shall only offer the Services in accordance with Applicable Law and in accordance with the MoneyGram instructions, policies and procedures attached hereto as Exhibit 3 – MoneyGram Compliance Policies (“MoneyGram Compliance Policies”) as such may be updated in writing from time to time by MoneyGram, provided Walmart has reasonable advance written notice for compliance with such updates in accordance with Section 1(b). Walmart also acknowledges that this obligation is in no way reduced, altered, assigned or transferred by any assistance that may or may not be provided by MoneyGram. In the event of any examination, investigation or review of Walmart or any Agent Location by any Regulatory Body (as defined below) regarding the Services, MoneyGram will cooperate with Walmart and provide such support, assistance and documentation as reasonably requested by Walmart. To the extent permitted by Applicable Law, MoneyGram will use commercially reasonable efforts to provide Walmart with advance written notice (which may be provided by email to Walmart’s compliance and/or regulatory personnel) if MoneyGram becomes aware of any planned review, visit, or examination of any Agent Location by any Regulatory Body in connection with such Regulatory Body’s review, investigation or examination of MoneyGram.

(ii) As used in this Agreement, “Applicable Law” means (i) any U.S. federal, state, local or other law or statute (which includes the state specific provisions attached as Exhibit 2); (ii) any rule or regulation issued by a Regulatory Body, including the Financial Crimes Enforcement Network and the Office of Foreign Assets Control of the United States Treasury Department; (iii) any judicial, governmental, or administrative order, judgment, decree or ruling; and (iv) the Network Rules (as defined hereafter), in each case as applicable to either Party, its Affiliates or the subject matter or transactions contemplated by this Agreement; “Regulatory Body” means any governmental authority asserting jurisdiction over a Party or its Affiliates, including those with oversight for money transmission and money services businesses; and “Network Rules” means the by-laws, operating rules, regulations and guidelines and technical standards promulgated from time to time by any organization that operates computer hardware and software and telecommunications links to enable the interchange, under a common service mark, of electronic fund transfers (including, without limitation, Visa, MasterCard, or NACHA) among the participants in the organization, including the credit card association’s Payment Card Industry Data Security Standards.

(b)	Anti-Money Laundering Compliance. Upon the Effective Date, Walmart certifies and represents to MoneyGram that it is in compliance with, and will, during the Term (as defined hereafter), maintain its compliance with all relevant requirements of Applicable Law relating to anti-money laundering (the “AML Requirements”) and the MoneyGram Compliance Policies. The AML Requirements specifically include the Bank Secrecy Act (the “BSA”), as amended by the USA Patriot Act and their respective requirements including, but not limited to, the filing of currency transaction reports (“CTR”), record-keeping and suspicious activity reporting (“SAR-MSB”), measures to identify potentially suspicious activity, including the establishment of a program to monitor and investigate activity that may be consistent with money laundering or other financial crime, registration as a money services business with the U.S. Treasury Department (but only if Walmart is offering products or services, other than the Services, that require such registration), adoption of a written compliance program, designation of an anti-money laundering (“AML”) compliance officer, implementation of effective AML training for all appropriate personnel and periodic independent reviews of its AML compliance program. Walmart shall complete and, if applicable, file any forms or reports, including without limitation, CTRs or SAR-MSBs (collectively, the “Compliance Reports”) when required by Applicable Law. Walmart agrees to retain and secure all Compliance Reports, in a manner consistent with Applicable Law, for a period of at least five (5) years, or longer as may be required by Applicable Law (the “Retention Period”). Upon termination of this Agreement for any reason, Walmart agrees to preserve any completed Compliance Reports for the required Retention Period, at which point the Compliance Reports shall be properly destroyed in a manner consistent with Applicable Law. At any time during the Term or during the Retention Period, MoneyGram, in its sole discretion, may request Walmart to provide completed Compliance Reports (other than Walmart completed SAR-MSBs or any other Compliance Reports which are not able to be provided pursuant to Applicable Law) to MoneyGram. In addition, to the extent a Party observes activities occurring at the Agent Locations that may be in violation of the AML Requirements (such as patterns and trends in relation to SAR filings), such Party shall share such information (but not the actual SAR-MSB filings) with the other Party upon reasonable request.

(c)	Consumer Fraud and Abuse Prevention. Walmart understands that MoneyGram is committed to preventing the use by anyone of MoneyGram’s products and services, including the Services, for fraudulent, abusive or illegal purposes. Walmart acknowledges that MoneyGram has developed, and will continue to develop, the various policies, procedures and requirements designed to limit, prevent and deter such fraudulent or abusive transactions and to assist individuals who have been victimized by such fraudulent activity attached hereto as Exhibit 4 – MoneyGram Fraud Policies (“MoneyGram Fraud Policies”) and as updated from time to time by MoneyGram, provided Walmart has reasonable advance written notice for compliance with such updates in accordance with Section 1(b). Walmart agrees to comply with the MoneyGram Fraud Policies and that at no time may Walmart use the Services for the purpose of committing fraud upon consumers or against MoneyGram including, but not limited to, the deception of individuals through telemarketing or through some other similar plan, program or campaign conducted to induce the purchase of goods or services by use of the telephone or the internet. Walmart further agrees not to knowingly provide any substantial assistance or support to any individual or entities that Walmart knows or reasonably suspects engages in such acts or acts in a manner that may violate the MoneyGram Fraud Policies. As part of the MoneyGram Fraud Policies, Walmart acknowledges that MoneyGram will monitor (i) all transactions conducted by Walmart or conducted at a specific Agent Location; and (ii) feedback or other information received by consumers with regard to transactions that occurred with Walmart or at an Agent Location. Walmart agrees that at any time that it offers the Services it will maintain effective policies, procedures and requirements of its own that are also designed to detect and prevent consumer fraud or abusive transactions.

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(d)	Cooperation and Support. Each Party agrees to cooperate reasonably with the other Party and provide reasonable support to the other Party in relation to such Party’s performance of the Services in accordance with Applicable Law. Such cooperation and support shall include, but not be limited to, cooperation with investigation of potential suspicious activity, assistance in complying with record-keeping and/or reporting obligations under the AML Requirements, and assistance in obtaining other relevant information and records about the Services offered at the Agent Locations, including information that one Party may not have access to as a result of offering the Services. The Parties acknowledge that, due to the nature of the suspicious activity or the transactions, a Party may not be able to provide to the other Party detailed information relating to such activity or transactions, but will do so when a Party determines it is appropriate under the circumstances and if allowed by Applicable Law. Additional actions requested by MoneyGram for Walmart may include following instructions described in the MoneyGram Compliance Policies, the MoneyGram Fraud Policies, the MoneyGram user guides, fraud and money laundering prevention guides, fraud alert memos, correspondence, and various other communications, each as may be updated from time to time, provided Walmart has reasonable advance written notice of such updates in accordance with Section 1(b).

(e)	Remedial Measures. Solely for the purposes of this Section 3(e), MoneyGram shall have sole discretion to determine whether Walmart has breached or violated any of the MoneyGram Compliance Policies, the MoneyGram Fraud Policies the Anti-Corruption Policy (as further described in sub-paragraph (f)), or if it suspects any fraudulent, illicit or illegal activity of Walmart or a specific Agent Location. MoneyGram’s authority to determine whether Walmart has breached or violated any of the foregoing policies shall not extend to determinations regarding Walmart’s compliance with privacy or information security requirements, inclusive of compliance with Information Policies. In the event MoneyGram suspects such a breach or violation, or suspects that fraudulent, illicit or illegal activity has been conducted or facilitated by Walmart or has taken place at an Agent Location, Walmart acknowledges that MoneyGram may take one or more of the following actions: (i) imposition of Remedial Measures (as defined hereafter) as identified by MoneyGram or (ii) suspension of transactions until MoneyGram determines remedial controls have been implemented by Walmart. During any period of suspension, and to the extent reasonable based on the reason for such suspension, the Parties agree to work together toward resolving the issues that led to the suspension or imposition of Remedial Measures and removing, terminating or revoking any suspension or Remedial Measures. Unless prohibited by Applicable Law, MoneyGram will provide Walmart information surrounding the nature of and details concerning any suspected breach or violation or suspected fraudulent, illicit or illegal activity of Walmart or a specific Agent Location. MoneyGram’s authority to impose remedial controls or Remedial Measures shall not extend to Walmart’s implementation of Information Policies or Walmart’s other privacy or information security measures and implementation. As used herein, “Remedial Measures” include, but are not limited to (1) lowering the threshold at which Walmart or a specific Agent Location will obtain, verify and record customer identification; (2) imposing volume or transactional limits or restrictions to financial activity that Walmart or the Agent Location may conduct; and (3) requiring MoneyGram review and approval of transactions above a certain amount before they may be executed by Walmart.

(f)	Anti-Corruption Warranties. Walmart makes the following additional representations and warranties to MoneyGram with the understanding that MoneyGram is relying on them in the entering of this Agreement, with such additional representations and warranties being limited in scope only for those activities in which Walmart is acting as MoneyGram’s agent and authorized delegate pursuant to this Agreement: (i) Walmart will not make any payment, or transfer anything of value, directly or indirectly (1) to any governmental official or employee (including employees of a governmental corporation or public international organization) or to any political party, party official or candidate for public office (the foregoing, collectively, “Government Official”) or (2) to any other person or entity, in either case if such payment or transfer would violate the laws of the country in which made or the laws of the United States; (ii) no Government Official has any legal or beneficial interest, direct or indirect, in any payment to be made by MoneyGram under this Agreement, provided, however, Walmart represents to MoneyGram that the shares or issued bonds or other debt instruments of Walmart and certain Walmart Affiliates are or may be publicly held and that ownership of shares, equity interests, or bonds or other debt instruments issued by Walmart does not constitute a legal or beneficial interest in any payment to be made by MoneyGram under this Agreement; (iii) Walmart has reviewed and agrees to abide by the MoneyGram’s Anti-Corruption Policy attached hereto as Exhibit 5 (“MoneyGram Anti-Corruption Policy”) and as updated from time to time by MoneyGram, provided that Walmart has reasonable advance written notice for compliance with such updates in accordance with Section 1(b); (iv) Walmart has adopted an anti-corruption policy which at a minimum, prohibits the direct or indirect offer, authorization, or payment of money or anything of value to improperly influence a Government Official, (v) Walmart agrees that if subsequent developments cause the representations and warranties made herein to no longer be accurate or complete, Walmart will immediately so advise MoneyGram; and (vi) Walmart agrees that the agreement is subject to immediate termination in the event that Walmart breaches the representations identified in this paragraph (f).

(g)	Compliance Review.

(i) Upon at least fourteen (14) days prior written notice, Walmart authorizes MoneyGram to visit, interview, inspect and review Walmart’s records related to its offering of the Services, including Walmart’s compliance, training, customer and transactional records relating to the Services, to determine Walmart’s compliance with Applicable Law (including the AML Requirements), the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and MoneyGram’s Anti-Corruption Policy (such visit, inspection and review being a “MoneyGram Compliance Review”). Notwithstanding the foregoing, any MoneyGram Compliance Reviews that pertain to information privacy and security matters, including Walmart’s compliance with Information Policies or privacy or information security legal requirements, may only be conducted on thirty (30) days prior written notice and shall be limited to relevant Agent Locations. MoneyGram Compliance Reviews shall not include any records or other information with regard to which Walmart owes another party a

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duty of confidentiality, that are subject to attorney-client privilege, or which Applicable Law would prohibit Walmart from disclosing. Any such MoneyGram Compliance Review being conducted pursuant to this Section 3(g)(i) shall be conducted during Walmart’s normal business hours and shall not disrupt Walmart’s operations. Unless required more frequently pursuant to Applicable Law, such MoneyGram Compliance Review shall not occur more than once per calendar year. Any such review will be subject to the confidentiality provisions of Section 7.

(ii) Upon at least fourteen (14) days prior written notice, MoneyGram also authorizes Walmart to visit, interview, inspect and review MoneyGram’s records relating to Walmart’s offering of the Services at the Agent Locations including compliance, training, and transactional records relating to the Services sold at such Agent Locations (such visit, inspection and review being a “Walmart Compliance Review”). Notwithstanding the foregoing, any Walmart Compliance Reviews that pertain to information privacy and security matters, including MoneyGram’s compliance with MG Policies or privacy or information security legal requirements, may only be conducted on thirty (30) days prior written notice. Walmart Compliance Reviews shall not include any records or other information with regard to which MoneyGram owes another party a duty of confidentiality, that are subject to attorney-client privilege, or which Applicable Law would prohibit MoneyGram from disclosing. Any such Walmart Compliance Review being conducted pursuant to this Section 3(g)(ii) shall be conducted during MoneyGram’s normal business hours and shall not disrupt MoneyGram’s operations. Unless required more frequently pursuant to Applicable Law, such Walmart Compliance Review shall not occur more than once per calendar year. Any such review will be subject to the confidentiality provisions of Section 7.

(iii) To the extent any customer of Walmart who is also purchasing or involved in the purchase or use of the Services is the subject of a criminal investigation involving money laundering, terrorism, fraud or other financial crime, Walmart shall use commercially reasonable efforts to notify MoneyGram within three (3) days of Walmart’s Compliance Department becoming aware of such investigation, so long as such notification is permitted under Applicable Law, unless such incident is deemed critical under Walmart’s internal policies and procedures, in which case Walmart shall provide notice of such events within a shorter time frame dictated by the circumstances. When permitted by Applicable Law, Walmart agrees to notify MoneyGram promptly and in writing, no later than thirty (30) days after receipt of any final adverse state or federal examination report or findings, and provide a copy of the report or findings. Any such reports, findings or exams provided hereunder shall be subject to the confidentiality provisions of Section 7. Walmart acknowledges that it is required to conduct an independent review of its AML compliance program to determine its effectiveness. Walmart agrees to provide MoneyGram with a copy of this review (including any responses to the report or reports indicating remedial steps Walmart is required to take to correct or enhance its compliance program) upon reasonable request by MoneyGram. Any such review undertaken by Walmart and any report of such review is subject to the confidentiality provisions of Section 7. Notwithstanding any provision herein to the contrary, MoneyGram’s authority to receive notice of adverse state or federal examination reports or receive copies of Walmart’s independent reviews of its compliance shall not extend to any matters pertaining to Informational Policies or privacy or information security implementation or compliance.

(h)	MoneyGram’s Compliance with Law. MoneyGram represents, warrants and covenants to Walmart that it will comply with Applicable Law with respect to the Services provided by MoneyGram and sold or offered by Walmart pursuant to this Agreement and any Attachment relating to specific products and services and executed by the Parties. To the extent applicable based on the applicable Service, such compliance with Applicable Law shall include compliance with unclaimed or abandoned property or escheatment requirements related to the particular Service offered under Applicable Law. MoneyGram shall report and remit to each jurisdiction as required by Applicable Law based on the particular Service all unclaimed or abandoned property held, due or owing by MoneyGram and MoneyGram shall be treated, for unclaimed property purposes, as the “holder” of any unclaimed property created in connection with the applicable Services offered.

(i)	Overriding Principles. Notwithstanding any other provision of this Agreement:

(i) In no event shall either Party or any of its Affiliates be required to take any action, or omit to take any action, that would cause it to violate Applicable Law or cause it to limit its ability to control the occurrence of any fraudulent transactions;

(ii) In no event shall either Party be required to take any action, or omit to take any action, that would cause it to violate the terms of any Business License. As used herein, a “Business License” with respect to MoneyGram, means the terms and conditions of any regulatory approval, charter or license to engage in the money transmission business held by MoneyGram or any of its Affiliates and with respect to Walmart means the terms and conditions of any regulatory approval, charter or license held by Walmart to engage in its business activities; and

(iii) Each Party will take all reasonable measures to prevent the Services from being used to facilitate money laundering, terrorism, fraud or any other financial crime.

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Training. Walmart shall ensure that it and its employees, representatives, contractors, and the Walmart Affiliates involved in the performance of this Agreement are knowledgeable and have been appropriately trained in the Services, compliance with Applicable Law (including the AML Requirements), and the prevention of money laundering, terrorist financing, fraud or any other financial crime. Walmart shall have written policies to carry this forth and shall properly train its employees, representatives, contractors, and Walmart Affiliates in all these respects and in the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and the MoneyGram Anti-Corruption Policy. MoneyGram shall use commercially reasonable efforts to work with Walmart in providing all necessary training to Walmart, its employees, representatives, contractors, and the Walmart Affiliates involved in the performance of this Agreement, including with respect to the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and the MoneyGram Anti-Corruption Policy. Training of all appropriate personnel shall be conducted at least once a year unless MoneyGram reasonably requests any additional risk-based or supplemental training during the Term. Training by MoneyGram shall be consistent with the past practices between the Parties

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including telephonic, computer-assisted and/or in-person training methods to Walmart’s employees. The Parties shall coordinate with each other and collaborate with regard to the timing, method and manner of any training. There shall be no charge to Walmart associated with such training. The representations made and the requirements imposed by this Section 4 do not address or extend to any training on privacy or information security matters, compliance with applicable privacy and information security legal requirements, or Walmart’s Information Policies.

5.	Duty of Care; Liability.

(a)	Walmart will safeguard the Trust Funds and all Supplies (as defined below) and with respect to such, will exercise the duty of care which a reasonably prudent trustee would undertake with respect to safeguarding and caring for its own cash. Walmart will report to MoneyGram by telephone and confirm in writing by fax, email or other means promptly upon discovery of any lost, stolen, misappropriated, seized or forfeited Trust Funds or Supplies (including money orders and/or DeltaGrams) and shall provide MoneyGram with all other information relating to the event (including serial numbers for blank instruments).

(b)	Walmart is liable to pay to MoneyGram all Trust Funds in all circumstances. Until good funds are received by MoneyGram, Walmart is liable for any lost, missing or stolen Trust Funds whether or not Walmart is negligent or at fault and regardless of how the Trust Funds became lost, missing, or stolen.

6.	Supplies. Depending on the Services to be offered by Walmart, MoneyGram, in consultation with Walmart, will provide Walmart appropriate automation equipment, including a transaction terminal (the “Equipment”), certain proprietary software (the “Software”), certain forms, and/or blank instruments (collectively, the Equipment, Software, forms and blank instruments, may be referred to as the “Supplies”) for use at the Agent Locations. MoneyGram will deliver the Supplies via commercially reasonable methods and as agreed to by the Parties. Supplies remain the property of MoneyGram and will be returned promptly upon termination of this Agreement (but not later than ten (10) business days after any such termination) or upon written request of MoneyGram. Walmart shall be responsible for ordering additional Supplies as needed from MoneyGram. Unless otherwise agreed to by the Parties in writing due to the nature of the particular Supplies, MoneyGram shall provide the Supplies to Walmart at no cost or expense.

(a)	Software. If provided, MoneyGram hereby grants Walmart a royalty-free non-exclusive license to use the Software for providing the Services. Walmart shall not copy or decompile the Software. All aspects of the Software, including without limitation, programs, methods of processing, modifications and improvements shall remain the sole and exclusive property of MoneyGram and shall not be sold, revealed, disclosed or otherwise communicated, directly or indirectly, by Walmart to any third parties. Walmart shall install and utilize new versions of Software as provided and instructed by MoneyGram. At no time during the Term shall Walmart be using a version of the Software that is more than one version behind MoneyGram’s latest version of the applicable Software. The license granted under this Section shall terminate simultaneously with the termination of this Agreement for any reason. MoneyGram hereby represents and warrants to Walmart that it either owns or has the right to license (or sublicense) any Software provided to Walmart pursuant to this Agreement, and that to the best of MoneyGram’s knowledge, the Software does not infringe upon the patent, copyright, trademark, trade dress, service marks or any other intellectual property rights of any third person or entity.

(b)	Equipment. Walmart is responsible for any loss or damage to Equipment except for ordinary wear and tear. Walmart may not disassemble the Equipment. Walmart will immediately notify MoneyGram if Equipment is not working and MoneyGram will perform all maintenance at MoneyGram’s cost and expense. In the event repair is necessary for the Equipment, MoneyGram will pay costs to ship its Equipment to and from its service center. If Walmart fails to return Equipment within 90 days of notification of non-use or any termination of any applicable portion of this Agreement, Walmart shall pay the replacement cost of such Equipment. Upon MoneyGram’s request for Walmart to upgrade its Equipment, Walmart shall return any existing Equipment and will upgrade its Equipment according to MoneyGram’s policies and procedures and at MoneyGram’s costs and expense.

(c)	Forms. MoneyGram agrees to author, create and supply to Walmart the forms necessary for Walmart to conduct the Services at the Agent Locations (the “MoneyGram Forms”). Walmart agrees to use only the MoneyGram Forms instructed and approved by MoneyGram for the Services. Walmart shall be responsible for ordering or otherwise obtaining all such MoneyGram Forms from MoneyGram as needed. The content and format of all MoneyGram Forms shall be controlled by MoneyGram. MoneyGram hereby represents and warrants to Walmart that all such MoneyGram Forms that MoneyGram provides to Walmart shall comply with Applicable Law. Walmart agrees not to alter, amend or supplement the content of the MoneyGram Forms. Notwithstanding the foregoing, Walmart may submit to MoneyGram alternative forms that it has authored and created for use with regard to the Services and to the extent MoneyGram agrees that such Walmart Forms may be used to offer the Services, such Walmart Forms shall not be included in the above definition of MoneyGram Forms. Walmart agrees to retain and keep safe and confidential all forms used in connection with the Services for a period of no less than five (5) years, or longer as required by any Applicable Law or regulation. Walmart agrees to return all forms used in connection with the Services within ten (10) business days of the termination of this Agreement or applicable Attachment for any reason. At any time during the Term, upon MoneyGram’s request and within fifteen (15) business days (unless a shorter time is required pursuant to Applicable Law or pursuant to a request of the Regulatory Body), Walmart shall provide MoneyGram completed forms related to the Services or copies thereof.

(d)	Personnel and Space. Walmart, at its own discretion, will furnish personnel and space at the Agent Locations necessary for providing the Services. Walmart agrees to install and maintain at its expense telephone lines, data connections, or such other connections required to communicate to MoneyGram (collectively, the “Connections”) and support said Services. Walmart agrees to ensure the availability of the Connections and that these Connections will allow secure communications with MoneyGram.

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(e)	Interface. During the Term, Walmart will maintain a fully functional cashier interface with MoneyGram’s systems (the “Interface”). To the extent the Interface is not accomplished through the Web POE (as defined below), such Interface shall be accomplished using the specifications described in MoneyGram’s previously delivered AgentConnect Software Development Kit, as further described in the AgentConnect Addendum effective as of the Effective Date and entered into by the Parties concurrent with the execution of this Agreement and attached as Exhibit 6 – AgentConnect Addendum.

(f)	Web POE. To the extent that MoneyGram shall provide Walmart with access to a Web POE, Walmart shall not copy or decompile any part of the Web POE. All aspects of the Web POE, including without limitation, programs, methods of processing, modifications and improvements shall remain the sole and exclusive property of MoneyGram and shall not be sold, revealed, disclosed or otherwise communicated, directly or indirectly, by Walmart to any third parties or used by Walmart for any purpose other than the performance of Walmart’s obligations under this Agreement. Walmart is permitted access to the Web POE in accordance with written instructions to be provided by MoneyGram. For purposes of clarity, Walmart’s point-of-sale systems shall not be included in the definition of Supplies. As used herein, “Web POE” means MoneyGram’s web based system that allows Walmart to provide the Services through a secure website domain. MoneyGram hereby represents and warrants to Walmart that it either owns or has the right to license (or sublicense) the Web POE to Walmart pursuant to this Agreement, and that, to the best of MoneyGram’s knowledge, the Web POE does not infringe upon the patent, copyright, trademark, trade dress, service marks or any other intellectual property rights of any third person or entity.

(g)	Service Levels. MoneyGram’s systems connected to Walmart via the Interface shall perform in accordance with the Service Levels set forth in the Service Level Agreement effective as of the Effective Date, and entered into by the Parties concurrent with the execution of this Agreement and attached hereto as Exhibit 7 – Service Level Agreement. To the extent that MoneyGram shall provide Walmart with access to a Web POE, the Parties agree to amend and update the Service Level Agreement so that each Party’s systems used to perform the Services in connection with a Web POE shall perform in accordance with such updated and amended Service Level Agreement.

7.	Confidentiality and Privacy.

(a)	During the Term, each Party shall keep in confidence the other Party’s Confidential Information, using the same degree of care it uses to protect its own confidential or proprietary information, but in any event no less than reasonable care. Each Party also agrees not to use such Confidential Information for any purpose except as contemplated by this Agreement without the other Party’s prior written consent, and not to disclose any Confidential Information received by it to any third party. As used herein, “Confidential Information” means business or technical information, whether oral, audio, visual, written or other form including without limitation information regarding any Party involved in the Services, the terms and conditions of this Agreement, any proprietary and training materials and any other information that by its nature is considered proprietary and confidential. Confidential Information does not include information (i) which is already known to the other Party when received, (ii) thereafter becomes generally obtainable by a Party other than by breach of this Agreement, or (iii) is required by law, regulation or court order to be disclosed by such Party, provided that, in the case of this clause, such information remains confidential except to the extent required, and prior written notice of such disclosure has been given to the Party which furnished such information, when legally permissible, and that efforts to cooperate with a lawful effort to contest the disclosure are made. As used herein, “Personally Identifiable Information” means any and all information that could identify an individual (including, but not limited to, an individual’s name, address, phone number, e-mail address, social security number, account number, or security key). All data regarding consumers and consumer transactions as well as Personally Identifiable Information which Walmart collects solely as a result of offering the Services is the property of MoneyGram and shall be regarded, safeguarded, and maintained as MoneyGram’s Confidential Information. The confidentiality obligations under this Section shall survive any termination of this Agreement.

(b)	Walmart’s Obligations.

(i) Walmart agrees that it has developed, implemented, and will maintain effective information security policies and procedures (the “Information Policies”). The Information Policies include administrative, technical and physical safeguards designed to (i) ensure the security and confidentiality of Personally Identifiable Information Walmart collects as a result of offering the Services; (ii) protect against anticipated threats or hazards to the security or integrity of such Personally Identifiable Information; (iii) protect against unauthorized access or use of such Personally Identifiable Information; (iv) ensure the proper disposal of Personally Identifiable Information; and (v) comply with the credit card associations’ Payment Card Industry Data Security Standards.

(ii) Walmart agrees that all personnel handling Personally Identifiable Information have appropriate access to the Information Policies and that it regularly reviews the Information Policies to evaluate their continued effectiveness and determine whether adjustments are necessary in light of circumstances including, without limitation, changes in technology, customer information systems or threats or hazards to Personally Identifiable Information. If Walmart becomes aware of any unauthorized access to MoneyGram’s Confidential Information and/or Personally Identifiable Information held by Walmart, Walmart shall promptly notify MoneyGram of such unauthorized access and take appropriate action to prevent further unauthorized access. Walmart will cooperate with MoneyGram in responding to the incident. The Parties will collaborate to determine whether notice of the unauthorized access must be provided any party, such as affected individuals and law enforcement. In the event that such unauthorized access was due to Walmart’s gross negligence, intentional misconduct or breach of this Agreement, then Walmart will pay the costs of notification and any credit monitoring or protection services as MoneyGram may deem necessary or appropriate.

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(c)	MoneyGram’s Obligations.

(i) MoneyGram represents that it has developed, implemented, and will maintain effective information security policies and procedures (the “MG Policies”). MoneyGram represents that the MG Policies include administrative, technical and physical safeguards designed to (a) ensure the security and confidentiality of Personally Identifiable Information provided to it by Walmart or Walmart’s customers; (b) protect against anticipated threats or hazards to the security or integrity of such Personally Identifiable Information; (c) protect against unauthorized access or use of such Personally Identifiable Information; (d) ensure of the proper disposal of such Personally Identifiable Information; (e) comply with the credit card association’s Payment Card Industry Data Security Standards; and (f) comply with the requirements included in the Information Security Addendum which is attached to this Agreement as Appendix I and is incorporated herein by this reference.

(ii) MoneyGram agrees that all personnel handling Personally Identifiable Information have been appropriately trained in the implementation of the MG Policies and that it regularly audits and reviews the MG Policies to evaluate their continued effectiveness and determine whether adjustments are necessary in light of the circumstances including, without limitation, changes in technology, customer information systems or threats or hazards to Personally Identifiable Information. If MoneyGram becomes aware of any unauthorized access to Walmart’s Confidential Information and/or Personally Identifiable Information held by MoneyGram, MoneyGram shall promptly notify Walmart of such unauthorized access and take appropriate action to prevent further unauthorized access. MoneyGram will cooperate with Walmart in responding to the incident. The Parties will collaborate to determine whether notice of the unauthorized access must be provided to any party, such as affected individuals and law enforcement. In the event that such unauthorized access was due to MoneyGram’s gross negligence, intentional misconduct or breach of this Agreement, then MoneyGram will pay the costs of notification and any credit monitoring or protection services as Walmart may deem necessary or appropriate.

(d)	[*]

8.	Proprietary Material; Signage.

(a)	“MoneyGram Proprietary Material” means MoneyGram’s name, logo, trademarks, service marks, trade secrets, copyrights, patents, programs, processes, and MoneyGram’s other intellectual property rights and proprietary materials. Walmart acknowledges that MoneyGram is the owner of all right, title and interest in and to the MoneyGram Proprietary Material. Walmart shall only use the MoneyGram Proprietary Material as approved by MoneyGram in connection with offering the Services under this Agreement. Walmart shall submit for MoneyGram’s prior approval all advertising and promotional materials referencing MoneyGram or using MoneyGram Proprietary Material. MoneyGram’s approval of such materials shall not be unreasonably withheld. Walmart agrees to immediately discontinue its use of MoneyGram Proprietary Material upon expiration or termination of this Agreement or upon receipt of notice to do so from MoneyGram. Walmart shall, at Walmart’s expense, return or destroy, all MoneyGram Proprietary Material within thirty (30) days after receipt of notice or termination.

(b)	“Walmart Proprietary Material” means Walmart’s name, logo, trademarks, service marks, trade secrets, and copyrights, patents, programs, processes, and Walmart’s other intellectual property rights and proprietary material. MoneyGram acknowledges that Walmart is the owner of all right, title and interest in and to the Walmart Proprietary Material. MoneyGram shall only use Walmart Proprietary Material as approved by Walmart for the purposes of promoting the Services provided by Walmart. MoneyGram shall submit for Walmart’s prior approval all advertising and promotional materials referencing Walmart or using Walmart’s Proprietary Material. Walmart’s approval of such materials shall not be unreasonably withheld. MoneyGram agrees to immediately discontinue its use of Walmart Proprietary Material upon expiration or termination of this Agreement or upon receipt of notice to do so from Walmart. MoneyGram shall, at MoneyGram’s expense, return all Walmart Proprietary Material within thirty (30) days after receipt of notice or termination. Notwithstanding the foregoing, during the Term MoneyGram may use Walmart Proprietary Material in any MoneyGram listing of agents or locations offering the Services in accordance with Applicable Law.

(c)	Walmart will display any mutually agreed upon signs, displays, and/or decals which contain any MoneyGram Proprietary Material (the “Signage”) at each of the Agent Locations. The placement and location of Signage will be at Walmart’s sole discretion.

9.	Term; Termination.

(a)	This Agreement shall commence on the “Effective Date” and shall continue for a period of three (3) years (the “Initial Term”). Upon expiration of the Initial Term, this Agreement shall be subject to automatic successive renewals of one (1) year terms (each a “Renewal Term”), unless either Party notifies the other of its election to terminate the Agreement at least one hundred and eighty (180) days prior to the expiration of the Initial Term or any Renewal Term. The Initial Term and any Renewal Term may also be referred to as the “Term”.

[*] Please refer to footnote on page 1.

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(b)	This Agreement may be terminated as follows:

(i) The terminating Party reasonably and in good faith determines that the other Party has either (1) materially breached or (2) committed any negligent or willful act or omission relating to any material provision of this Agreement (including any material provision of any Attachment relating to the specific MoneyGram products and services offered by Walmart and executed by the Parties) and has failed to cure such breach, act or omission within thirty (30) days (except in the case of a Party’s breach of any undisputed remittance obligations, which shall be deemed a material breach and must be cured within two (2) business days of such breach) of receipt of written notice thereof from the terminating Party, and the terminating Party elects to terminate the Agreement by sending a written notice of termination, specifying a termination date in accordance with the notice provisions set forth in this Agreement. Notwithstanding the foregoing, to the extent that a Party’s failure to remit under an applicable Attachment is caused by technical issues experienced by either Party, the Parties agree to work in good faith to resolve such issues and MoneyGram will not exercise its termination right under this Section (b)(i) while the Parties are working on resolving such issues; or

(ii) By either Party if the other Party (i) becomes insolvent; or (ii) fails to pay its debts or perform its obligations in the ordinary course of business as they mature; or (iii) becomes the subject of any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment or composition for the benefit of creditors and such proceeding is not dismissed within thirty (30) days after the commencement of such proceeding, by providing written notice thereof to the other Party containing a specific termination date; or

(iii) By either Party if such Party believes in good faith that the other Party has violated any Applicable Law and has failed to cease such violations within thirty (30) days of receipt of written notice by the terminating party; or

(iv) If at any time during the Term, there is a Special Entity Change of Control, Walmart shall have the right for a period of sixty (60) days following such Special Entity Change of Control to terminate the Agreement upon sixty (60) days prior notice to MoneyGram. As used herein, a “Special Entity Change of Control” shall mean a Change of Control of MoneyGram or MoneyGram International, Inc. which results in MoneyGram or MoneyGram International, Inc. being under the Control of a Special Entity; a “Special Entity” means [*] For purposes hereof, [*] “Control” means the power to direct the management and policies of an entity by ownership of voting securities, by contract or otherwise; and “Change of Control” has the meaning set forth in Section 23(d); or

(v) By either Party upon thirty (30) days written notice if there is a Change of Control (as defined in Section 23(d)) of the other Party. Notwithstanding the foregoing, the Parties agree that with regard to MoneyGram, a transaction or series of transactions, restructuring or other events which results in either the THL Entities or the Goldman Entities (as defined in MoneyGram’s Schedule 14 filed on March 9, 2012) reducing their respective ownership through the sale of their interests in MoneyGram will not be deemed to constitute a Change of Control unless the acquirer of their respective ownership interests in MoneyGram beneficially owns in the aggregate more than fifty percent (50%) of any class of equity securities of MoneyGram that would entitle such acquirer (whether through ownership or control of equity securities, by contract or otherwise) to elect a majority of the Board of Directors of MoneyGram International, Inc.

(vi) If at any time during the Term MoneyGram shall be prohibited by a Regulatory Body through the loss or forfeiture of a Business License or other order entered by a Regulatory Body in any particular State in which there are Agent Locations, and can no longer offer or sell Services in such State for the lesser of (i) a period of at least thirty (30) days (after the exhaustion of any findings, hearings and appeals) or (ii) ninety (90) days, then Walmart shall be entitled to terminate this Agreement upon ten (10) days prior written notice to MoneyGram. Notwithstanding the foregoing, to the extent Walmart’s actions, inactions or omissions contributed toward MoneyGram’s inability to offer the Services in the particular State, Walmart shall not be entitled to exercise the termination right described in this Section 9(b)(vi).

(vii) If the performance by MoneyGram of its respective non-monetary obligations under this Agreement is materially delayed, prevented or impeded (in whole or in part by a Force Majeure Event (as defined below)), MoneyGram shall immediately implement its business continuity plan set forth in Section 22(j), and if the Force Majeure Event continues for a period of more than one hundred (120) days after such implementation, Walmart shall have the right to terminate this Agreement while the Force Majeure Event continues by providing written notice to MoneyGram, such termination to be effective on the date specified in the notice of termination.

(c)	Upon expiration or termination of this Agreement for any reason the Parties agree that:

(i) Each Party shall immediately remit all amounts owed by such Party to the other (including without limitation, Walmart’s remittance of any outstanding Trust Funds owed to MoneyGram);

(ii) Neither Party shall be released from any obligation that accrued prior to the date of such termination, including the obligation of a Party to pay the other Party for any and all obligations incurred under this Agreement;

(iii) Walmart shall promptly (but not later than ten (10) business days after such termination) remove or return to MoneyGram, as applicable, any remaining Supplies from all Agent Locations; and

(iv) MoneyGram shall promptly remove Walmart Proprietary Materials from any and all listings indicating Walmart offers and sells the Services at Agent Locations.

[*] Please refer to footnote on page 1.

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10.	Additional Locations. If during the Term Walmart acquires additional retail businesses or opens any additional retail locations in the United States or Puerto Rico, Walmart will cause such retail businesses or retail locations to provide the Services within 90 days after such acquisition or opening, subject to MoneyGram’s approval, which approval shall be in MoneyGram’s reasonable discretion. Walmart agrees to keep MoneyGram informed from time to time of all of Walmart’s retail stores, retail businesses and retail locations and to amend Exhibit 1 as appropriate to accommodate the addition of such retail businesses or retail locations.

11.	Release of Information. During the Term, and only to the extent Walmart is no longer publicly traded and such financial information is not readily available, Walmart agrees to provide either (a) regularly prepared financial statements (audited, if applicable) within thirty (30) days of such statements being prepared, or (b) federal and state income tax returns together with applicable schedules. In addition, Walmart shall provide all other relevant information and documentation satisfactory to MoneyGram at MoneyGram’s request.

12.	[Intentionally omitted].

13.	Accounting; Audit.

(a)	MoneyGram shall, during the Term and until the later of (a) six (6) months after any termination of this Agreement, or (b) such date on which all amounts due and owing by Walmart to MoneyGram have been paid in full, have the right, upon thirty (30) days’ written notice to Walmart, to audit and inspect Walmart’s books and records relating to the Services and Walmart’s compliance with this Agreement. Such audit shall only occur during normal business hours, shall be as least disruptive as possible, and may occur once per calendar year. Walmart will pay immediately (by cashier’s check, certified check, or bank wire) all Trust Funds due MoneyGram as a result of any such audit and take immediate steps to ensure compliance with this Agreement.

(b)	Walmart shall, during the Term and until the later of (a) six (6) months after any termination of this Agreement, or (b) such date on which all amounts due and owing by MoneyGram to Walmart have been paid in full, have the right, upon thirty (30) days’ written notice to MoneyGram, to audit and inspect MoneyGram’s books and records relating to the Services and MoneyGram’s compliance with this Agreement. Such audit shall only occur during normal business hours, shall be as least disruptive as possible, and may occur once per calendar year. MoneyGram will pay immediately (by cashier’s check, certified check, or bank wire) all amounts due Walmart as a result of any such audit and take immediate steps to ensure compliance with this Agreement.

14.	Security Agreement. Walmart grants to MoneyGram a continuing security interest in the Trust Funds, Walmart’s cash that MoneyGram may hold at any time, Walmart’s rights under this Agreement, and all records relating to and all proceeds of all of the foregoing. This security interest secures all obligations of Walmart to MoneyGram. Any default by Walmart under this Agreement is a default under this security agreement. MoneyGram has all rights of a secured party under the Uniform Commercial Code. [*] Such perfection activities including filing a financing and continuation statements and amendments thereto. MoneyGram satisfies its duty to exercise reasonable care in the custody of cash collateral by maintaining the cash collateral on deposit with a financial institution and retaining any income earned thereon.

15.	Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO ANY PARTY TO THIS AGREEMENT, OR ANY OF THE AFFILIATES OF ANY OF THEM, OR ANY THIRD PARTY, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, FOR (1) ANY CONSEQUENTIAL, SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION LOST PROFITS AND BUSINESS INTERRUPTION), EVEN IF SUCH DAMAGES WERE REASONABLY FORESEEABLE OR IF THE PARTY HAD BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES; OR (2) ANY DIRECT DAMAGES ARISING FROM OR RELATING TO THIS AGREEMENT TO THE EXTENT THAT THE AGGREGATE AMOUNT OF SUCH DIRECT DAMAGES EXCEEDS [*]; PROVIDED, HOWEVER, THE FOREGOING LIMITATIONS SHALL NOT APPLY TO (A) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THE AGREEMENT; (B) LIABILITY FOR ANY FAILURE BY WALMART TO PROPERLY REMIT TO MONEYGRAM TRUST FUNDS OR NET PAYABLE AMOUNTS (AS DEFINED IN THE APPLICABLE ATTACHMENTS); (C) LIABILITY OF MONEYGRAM FOR ANY FAILURE TO PROPERLY REMIT TO WALMART NET PAYABLE AMOUNTS OR ANY FEES, COMMISSIONS OR COMPENSATION DUE FOR THE SERVICES; (D) LIABILITY INCURRED TO A THIRD PARTY DUE SOLELY TO THE OTHER PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTION 3 (LEGAL COMPLIANCE); (E) A PARTY’S LIABILITY FOR FRAUD; AND (F) ANY PAYMENT OR REIMBURSEMENT OBLIGATIONS OF A PARTY DESCRIBED IN EITHER THE SERVICE LEVEL AGREEMENT ATTACHED AS EXHIBIT 7 OR SECTION O OF THE MT ATTACHMENT.

16.	Indemnification.

(a)	Walmart will reimburse, defend, indemnify and hold harmless MoneyGram against all third party losses, claims, demands, actions, suits, proceedings, judgments or government investigations, including costs, expenses, and reasonable attorneys’ fees, with interest, incurred by MoneyGram as a result, in whole or part, of (i) Walmart’s breach of the Agreement, (ii) Walmart’s acts or omissions in performing the Services, and (iii) any infringement of any patent or other intellectual property right of any third party resulting from the use of software developed by Walmart to facilitate Walmart’s performance of money transfers through the MoneyGram Retail Transaction Server (as defined in Exhibit 6). Walmart’s indemnification obligations described above shall survive any termination of this Agreement.

[*] Please refer to footnote on page 1.

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(b)	MoneyGram will reimburse, defend, indemnify and hold harmless Walmart against all third party losses, claims, demands, actions, suits, proceedings, judgments or government investigations, including costs, expenses and reasonable attorneys’ fees, with interest, incurred by Walmart as a result, in whole or in part, of (i) MoneyGram’s breach of the Agreement, including any non-compliance with Applicable Law by MoneyGram in connection with the Services, with respect to the MoneyGram Forms supplied by MoneyGram to Walmart that are necessary for Walmart to conduct Services at the Agent Locations, the MoneyGram Compliance Policies, the MoneyGram Fraud Policies, MoneyGram’s Anti-Corruption Policy, the Multi-State Regulatory Addendum set forth as Exhibit 2, and any other policies, procedures or instructions provided by MoneyGram, (ii) MoneyGram’s acts or omissions in performing the Services including, without limitation, dishonor of or refusal to comply with the Attachments executed by the Parties relating to a particular MoneyGram product or service offered by Walmart, or (iii) any claim that the Software or Web POE, or Walmart’s use of the Software or Web POE, as authorized by MoneyGram in connection with this Agreement and any Attachment executed by the Parties, violated or infringed upon any patent or other intellectual property or proprietary rights of any third party. MoneyGram’s indemnification obligations described above shall survive the termination of this Agreement.

(c)	Notice. If a Party receives notice of any third party claims for which indemnification may be available under this Agreement (the “Indemnified Party”), the Indemnified Party must promptly notify the other Party (the “Indemnifying Party”) in writing of the third party claim, including, if possible, the amount or estimate of the amount of liability arising from it as follows: the Indemnified Party shall use its commercially reasonable efforts to provide written notice to the Indemnifying Party no later than fifteen (15) days after receipt by the Indemnified Party in the event a suit or action has commenced, or thirty (30) days under all other circumstances; provided, however, that the failure to give such written notice shall not relieve an Indemnifying Party of its obligation to indemnify except to the extent the Indemnifying Party is materially prejudiced by such failure.

(d)	Right to Defend Third Party Claims; Coordination of Defense. The Indemnifying Party shall have the right to defend any such third party claim at its expense and in the name of the Indemnified Party and shall select the counsel for the defense of such third party claim as approved by the Indemnified Party, such approval not to be unreasonably withheld, conditioned or delayed, and shall reasonably cooperate with the Indemnified Party in the conduct of the defense against such third party claim. The Indemnified Party may participate, at its own expense, in such defense and in any settlement discussions directly or through counsel of its choice on a monitoring, non-controlling basis, or at the Indemnifying Party’s expense and with full control to the extent that the Indemnifying Party does not fulfill its obligations to defend the Indemnified Party in accordance with Section 16. The Parties agree to cooperate in good faith to coordinate the defense of any third party claim that may give rise to indemnification obligations of more than one (1) party or that may include allegations that are not subject to indemnification.

(e)	Notwithstanding the foregoing, the Indemnifying Party shall not have the right to defend any such third party claim if: (a) it refuses to acknowledge fully its obligations to the Indemnified Party (but only as to the obligations specific to the Indemnifying Party in the event a third party claim gives rise to indemnification obligations of more than one party); (b) it contests (in whole or in part), its indemnification obligations (but only as to the obligations specific to the Indemnifying Party in the event a third party claim gives rise to indemnification obligations of more than one (1) party); (c) it fails to employ appropriate counsel approved by the Indemnified Party to assume the defense of such third party claim; (d) the Indemnified Party reasonably determines that there are issues which could raise possible conflicts of interest between the Indemnifying Party and the Indemnified Party or that the Indemnified Party has claims or defenses that are separate from or in addition to the claims or defenses of the Indemnifying Party; or (e) such third party claim seeks an injunction, cease and desist order, or other equitable relief against the Indemnified Party. In each such case described in clauses (a) – (e) above, the Indemnified Party shall have the right to direct the defense of the third party claim and retain its own counsel, and the Indemnifying Party shall pay the cost of such defense, including reasonable attorneys’ fees and expenses.

(f)	Settlement of Third Party Claims. The Indemnifying Party may, upon prior written notice to and consultation with, the Indemnified Party, compromise or enter into a settlement agreement that involves solely the payment of money by the Indemnifying Party, if (i) such settlement includes a complete, unconditional, irrevocable release of the Indemnified Party with respect to such claim, and (ii) in the good faith judgment of the Indemnified Party, such settlement is not likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party.

(g)	Indemnification Payments. Amounts owing under this Section 16 shall be paid promptly upon written demand for indemnification containing in reasonable detail the facts giving rise to such liability.

17.	Reports. MoneyGram shall periodically provide Walmart with access to reports and/or documentation (the “Service Reports”) relating to Walmart’s provision of Services (including Service Reports generated from the Equipment). Such Service Reports are presumed correct unless Walmart notifies MoneyGram in writing of an error within ninety (90) days after the date of the Service Report. Upon expiration of such ninety (90) day period, Walmart shall have the burden of proving any error in such Service Reports.

18.	Representations and Warranties.

(a)

Walmart warrants and represents the following: (a) Walmart’s entering into this Agreement is not a breach of any other agreement to which Walmart is a party or by which Walmart is bound; (b) each person who signs below for Walmart personally represents that he or she has the authority to bind the entity; (c) the execution, delivery, and performance by Walmart of this

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Agreement has been duly authorized and is within Walmart’s corporate powers; (d) Walmart is in good standing under the laws of the state of its formation or organization, and all states in which Services are offered; (e) Walmart has obtained, and will maintain throughout the Term, all Business Licenses necessary to operate Walmart’s business in accordance with Applicable Law; and (f) Walmart is not entering into this Agreement with the intention of engaging in fraudulent activities by offering the Services on its own or through a third party.

(b)	MoneyGram warrants and represents the following: (a) MoneyGram’s entering into this Agreement is not a breach of any other agreement to which MoneyGram is a party or by which MoneyGram is bound; (b) each person who signs below for MoneyGram personally represents that he or she has the authority to bind the entity; (c) the execution, delivery, and performance by MoneyGram of this Agreement has been duly authorized and is within MoneyGram’s corporate powers; (d) MoneyGram is in good standing under the laws of the state of its formation or organization, and all states in which Services are offered; (e) MoneyGram has obtained, and will maintain throughout the Term, its Business License necessary to operate MoneyGram’s business in accordance with Applicable Law including appointment of Walmart as its limited agent and authorized delegate pursuant to Section 1(b); and (f) to the best of MoneyGram’s knowledge, the Supplies, the Software and the Web POE do not infringe upon the patent, copyright, trademark, trade dress, service marks or any other intellectual property rights of any third person or entity. MoneyGram acknowledges that Walmart is specifically relying on these representations as an inducement to enter into this Agreement.

19.	[Intentionally omitted].

20.	Notices. All notices required or permitted under this Agreement must be in writing and shall be effective upon the earliest of (a) personal service; (b) three (3) business days after being sent by certified U.S. mail, return receipt requested; or (c) the next business day if sent by overnight courier within the United States.

Notices to MoneyGram should be sent to:

MoneyGram Payment Systems, Inc.
Attention: Legal Department
1550 Utica Avenue South, Suite 100
Minneapolis, MN 55416.

With a copy to:

MoneyGram Payment Systems, Inc.
Attention: Vice President of Walmart Relationship
3300 Market Street
Suite 110
Rogers, AR 72758

Notices to Walmart should be sent to:

Wal-Mart Stores, Inc.
Attention: Vice President, Financial Services
702 SW 8th Street
Bentonville, AR 72716

With a copy to:

Wal-Mart Stores, Inc.
Attention: Legal Department
702 SW 8th Street
Bentonville, AR 72716

21.	Settlement; Remittance. Any and all amounts due MoneyGram, and the remittance method and schedule for all Trust Funds, shall be set forth on the applicable Attachments relating to the origination of such Trust Funds, depending on the applicable Service.

22.	Assignment. Neither Party may assign this Agreement or any of its rights hereunder to any person, including a successor in interest, by operation of law or otherwise, without the prior written consent of the other Party. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, assigns and personal representatives.

23.	General Provisions.

(a)	Instructions. Walmart agrees to follow all of MoneyGram’s reasonable written instructions relating to the offering of the Services pursuant to this Agreement. MoneyGram may change the instructions from time to time upon advance written notice to Walmart and shall provide Walmart a reasonable time to comply with any changed or updated instructions in accordance with Section 1(b).

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(b)	Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of law rules.

(c)	[Intentionally omitted]

(d)	Notice of Certain Events. To the extent allowed by Applicable Law, each Party shall give notice to the other Party as soon as reasonably practicable of the (i) initiation of any bankruptcy action by or against such Party; (ii) any Change of Control (as defined below) of such Party; (iii) the appointment of a receiver, trustee, or similar officer of any property of the such Party; (iv) the initiation of any action attempting to revoke or suspend any of such Party’s Business Licenses by any Regulatory Body having authority over such Party; or (v) any default (or notice of default) by a Party under any material agreement to such Party’s business or any agreement relating to the borrowing of money (including any loan agreement, credit agreement or promissory note). As used herein, a “Change of Control” means and is deemed to have occurred when (x) another person or entity (the “Acquirer”) acquires voting stock of a Party in an aggregate amount so as to enable the Acquirer to exercise more than ten percent (10%) (such applicable percentage herein called the “Control Percentage”) of the voting power of such Party; (y) an Acquirer acquires all or substantially all of the assets of a Party; or (z) a merger or consolidation occurs to which a Party is a party, and the voting stock of the Party outstanding immediately prior to consummation of such merger or consolidation is converted into cash or securities possessing less than the applicable Control Percentage of the voting power of the surviving corporation.

(e)	Waiver of Jury Trial. MONEYGRAM AND WALMART IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING THIS AGREEMENT.

(f)	Severability; Waiver. If any provision of this Agreement is determined to be invalid or unenforceable to any extent by a court of competent jurisdiction, the remainder of the Agreement shall remain valid and enforceable to the fullest extent permitted by law. Waiver of any term or condition of this Agreement by either Party hereto either expressly or by implication shall not constitute a modification of the Agreement and shall not prevent that Party from again enforcing such term or condition in the future with respect to subsequent events. No failure on the part of either Party hereto to exercise any right of termination hereunder shall be construed to prejudice any subsequent right of termination.

(g)	No Third Party Beneficiary. This Agreement will not confer any rights, benefits or remedies upon any person other than the Parties to this Agreement.

(h)	Entire Agreement; Amendment; Counterparts. This Agreement reflects the entire agreement among the Parties with respect to the subject matter hereof. All exhibits, Attachments, schedules, and addenda are expressly made part of this Agreement as though completely set forth herein. Each Party acknowledges and agrees that each and every provision of this Agreement, including the Recitals and any “whereas” clause, is contractual in nature and binding on the Parties. All reference to this Agreement shall be deemed to refer and include this Agreement and all related exhibits, Attachments, schedules, and addenda. This Agreement supersedes any and all other oral or written agreements made relating to the subject matter hereof, including, after March 31, 2013, the 2005 Agreement, and the 2005 Agreement is terminated as of the Effective Date. No amendment, alteration or modification of this Agreement shall be effective unless it is in writing and is signed by duly authorized representatives of each Party. This Agreement may be executed by the Parties in counterparts, which taken together shall form one legal instrument.

(i)	Remedies; Injunctive Relief. All rights and remedies set forth in this Agreement are cumulative and non-exclusive, and each Party further retains all other statutory and common law remedies provided by law. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party is entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement in any action instituted in any court of the United States or any state having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

(j)	Business Continuity Plan. MoneyGram shall maintain a business continuity plan, which it shall test regularly, as well as systems, equipment, facilities and trained personnel that shall enable it to perform its basic obligations under this Agreement consistent with the business continuity plan continuously through a disaster. Walmart shall have the right to review, upon request, a detailed summary of the business continuity plan and the results of MoneyGram’s tests thereof. MoneyGram may make changes to its business continuity plan from time to time without the Walmart’s consent; provided that such changes do not materially decrease the level of protection offered by the business continuity plan. MoneyGram shall permit Walmart to review a summary of any updated, revised, amended or restated business continuity plan as soon as it becomes available. If Walmart identifies a potential disaster that the business continuity plan does not reasonably anticipate, it shall notify MoneyGram and MoneyGram shall consider an appropriate course of action. The performance of such tests and the resolution of any issues or problems identified in such test shall be performed at the sole discretion (as to timing) and expense of MoneyGram.

(k)

Force Majeure. Neither Party shall be liable to the other Party for delays in the execution or completion of its obligations under this Agreement if such delay is caused by the occurrence of any contingency beyond its control, or beyond the control of its suppliers, including, but not limited to wars, insurrections, riots, or other acts of civil disobedience, acts of the public enemy, failure or delay in transportation, act of any government or agency or subdivision of any government or agency, judicial action, strikes or other labor disputes, accidents, fire, explosion, flood or storm, or other acts of God, shortage of labor, fuel, materials and machinery or other unforeseeable causes beyond its control (each such event, a “Force Majeure Event”), provided that

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prompt written notice of such delay is provided, and that performance resumes following the cessation of the cause of the delay; provided, however, that the occurrence of a Force Majeure Event shall not excuse MoneyGram from following the procedures set forth in its business continuity plan and Walmart shall have the termination rights set forth in Section 9(b)(vii).

(l)	Taxes. Any taxes or fees imposed on the Services must be collected and remitted by Walmart.

(m)	Survival. The representations, warranties, covenants, indemnities and other agreements of the Parties stated or implied by their terms to survive in this Agreement and the Parties’ obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement.

(n)	Late Payment. Any payment of Trust Funds not made when due will bear interest until paid at the annual rate of one percent above the prime rate for the date the payment was due to MoneyGram. “Prime rate” means the prime rate published by the Wall Street Journal for corporate loans. MoneyGram’s right to charge interest in this paragraph shall not: (i) limit MoneyGram’s ability to exercise all rights and remedies under this Agreement, including but not limited to terminating the Agreement, and; (ii) relieve Walmart from any liability for breach of the Agreement.

(o)	Termination of Trust Agreement. As of the Effective Date, the Parties agree that the Trust Agreement by and among MoneyGram, Walmart and The Bank of New York Trust MoneyGram, N.A. dated March 14, 2008, as amended (the ”Trust Agreement”) shall be terminated and of no further force and effect.

(p)	Order of Precedence. This Master Trust Agreement and the Attachments, Exhibits, Schedules and Appendices contain the base terms that govern the relationship between MoneyGram and Walmart. In the event any provision of any Attachment, Exhibit, Schedule or Appendix conflicts or is inconsistent with a provision of this Master Trust Agreement, the provision of such Attachments, Exhibits, Schedules and Appendices shall control.

[Signature Page to Master Trust Agreement attached]

13

[Signature Page to Master Trust Agreement]

The parties have caused this Master Trust Agreement to be executed by their duly authorized representatives as of the dates below.

WALMART: Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Vice President

Signature Date:	28 September, 2012

MONEYGRAM: MoneyGram Payment Systems, Inc.

Signature:	/s/ Francis Aaron Henry

Printed Name:	Francis Aaron Henry

Title:	EVP, General Counsel

Signature Date:	30 September, 2012

14

List of Attachments, Schedules & Exhibits

ATTACHMENT A	MONEY ORDER ATTACHMENT

ATTACHMENT B	BILL PAYMENT ATTACHMENT

ATTACHMENT C	MONEY TRANSFER ATTACHMENT

EXHBIIT 1	LIST OF AGENT LOCATIONS

EXHIBIT 2	MULTI-STATE ADDENDUM

EXHIBIT 3	MONEYGRAM COMPLIANCE POLICY

EXHBIIT 4	MONEYGRAM FRAUD POLICY

EXHIBIT 5	MONEYGRAM ANTI-CORRUPTION POLICY

EXHIBIT 6	AGENTCONNECT ADDENDUM

EXHIBIT 7	SERVICE LEVEL AGREEMENT

EXHIBIT 8	[*]

SCHEDULE 1	LIST OF CERTAIN SPECIAL ENTITIES

APPENDIX I	WALMART INFORMATION SECURITY ADDENDUM

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

15

ATTACHMENT A

MONEY ORDER ATTACHMENT

A.	Authorization; Incorporation; Certain Definitions. This Money Order Attachment by and between Walmart and MoneyGram (the “Money Order Attachment”) authorizes Walmart to sell MoneyGram’s money orders (the “Money Orders”) at the Agent Locations. This Money Order Attachment is a part of and incorporated into that certain Master Trust Agreement between Walmart and MoneyGram. Terms used and not defined in this Money Order Attachment are as defined in the Master Trust Agreement.

B.	Money Order Supplies and Equipment. As part of the Supplies, MoneyGram shall also supply Walmart with (i) an electronic money order dispenser and (ii) blank Money Orders. MoneyGram may deliver blank Money Orders to Walmart by whatever means it deems commercially reasonable and appropriate and Walmart authorizes its agents, employees, or representatives to receive and issue receipts for Walmart’s blank Money Orders.

C.	Sale of Money Orders. Walmart’s acceptance of any form of payment for Money Orders other than cash is at Walmart’s sole and exclusive risk. As part of its sale of Money Orders pursuant to this Money Order Attachment, Walmart agrees not to issue a Money Order for more than the maximum amount allowed by MoneyGram. As of the date of this Money Order Attachment, such limit is $1,000 per Money Order. In addition, until otherwise agreed, Walmart shall have the right to issue Money Orders payable to its vendors in face amounts of up to but not exceeding $9,999.99 per Money Order. Walmart is authorized to use Money Orders for its own or its Affiliate’s obligations for payments to store vendors, on an as-needed basis. MoneyGram may in its reasonable discretion from time to time limit the number or dollar amount of Money Orders that Walmart may sell, provided that MoneyGram provides written notice to Walmart not less than fourteen (14) days prior to the effective date of such limitation, unless such limitation is being imposed based on issues associated with compliance with Applicable Law or fraud, as further described in the Agreement. Walmart agrees to suspend selling Money Orders immediately upon written or verbal notice from MoneyGram, such verbal notice to be confirmed in writing. Walmart agrees to imprint Money Orders with care so that they are not easy to alter. MoneyGram consents to Walmart’s acceptance of PIN-debit cards (“Cards”) in addition to cash as a form of payment for Money Orders, such acceptance being at Walmart’s sole and exclusive risk. Walmart agrees that it is liable to MoneyGram for the Trust Funds related to any Money Orders sold by Walmart, regardless of whether Walmart ultimately receives good funds from the consumer.

D.	Liability - Money Orders. MoneyGram may be liable under the law to pay any Money Orders issued or sold by Walmart, as such Money Orders are drafts drawn by MoneyGram on MoneyGram, when they are presented for payment. MoneyGram will in good faith determine whether it is liable for payment of a Money Order. Where MoneyGram determines that it is legally obligated to pay a Money Order that was issued or sold by Walmart, Walmart will be liable to remit to MoneyGram the Trust Funds associated with such Money Order. MoneyGram will maintain funds sufficient to pay Money Orders drawn on MoneyGram and validly presented for payment, and will defend, indemnify and hold Walmart harmless from and against any claims or demands for payment on Money Orders in accordance with the indemnification provisions of the Agreement, provided that Walmart has remitted Trust Funds associated with the applicable Money Order to MoneyGram. In the event any Money Orders are lost, stolen, misappropriated, seized or forfeited from Walmart, Walmart shall remain liable for such Money Orders. MoneyGram shall assume all responsibility for raised or counterfeited Money Orders sold or issued by Walmart pursuant to this Money Order Attachment unless such raising or counterfeiting was due to an act or omission of Walmart, its agent or its employees. It is not MoneyGram’s general practice to stop payment of Money Orders at Walmart’s request; if MoneyGram stops payment at Walmart’s request, Walmart will indemnify MoneyGram in accordance with the indemnification provisions of the Agreement as to any claim arising from that action, whether or not the Money Order is paid.

E.	Fees. During the Term the Parties will pay the fees to each other specified in the Fee Schedule(s) attached to this Money Order Attachment.

F.	Remittance Schedule - Money Orders. Walmart agrees to remit to MoneyGram all Trust Funds associated with Money Orders sold and any other fees as provided in this Agreement to MoneyGram, Monday through Friday (except for bank holidays), by bank wire for the previous day’s sales. Remittance will be made on Monday for the previous Friday, Saturday and Sunday sales. MoneyGram shall provide Walmart with previous day’s sales by 10:00 a.m. When a remittance day falls on a bank holiday, Walmart will remit on the banking day after the holiday.

G.	Term/Termination.

(i)	This Money Order Attachment shall commence on the Effective Date and continue for the Term of the Agreement, unless earlier terminated in accordance with Section 9 of the Agreement.

(ii)	The terms of this Money Order Attachment may continue during the Tail Period if requested by Walmart and the terms of this Money Order Attachment shall continue in full force and effect during such Tail Period. For purposes of clarity, the Tail Period shall be included in the definition of the Term. As used herein, the “Tail Period” shall mean the period commencing on the date the Term is to expire and shall end on the earliest of:

(1)	the date on which Walmart notifies MoneyGram that Walmart desires for the Tail Period to end;

ATTACHMENT A (MONEY ORDER ATTACHMENT) - PAGE 1

(2)	the date on which the Parties have entered into a new or replacement Money Order Attachment that supersedes the prior Money Order Attachment; or

(3)	Six (6) months from the date the Tail Period commenced.

(iii)	Walmart agrees to cooperate with MoneyGram during the Walmart Post Termination Transition Period. As used herein, the “Walmart Post Termination Transition Period” shall commence on the effective date of any termination of this Money Order Attachment and shall end ninety (90) days thereafter.

H.	Marketing Fund. During each calendar year of the Term, MoneyGram agrees to allocate an amount equal to [*] for each Money Order sold by Walmart for placement into a marketing fund to promote the Services offered by Walmart in the Agent Locations (the “Marketing Fund”). The Marketing Fund shall be controlled by MoneyGram and the funds therein used for promotions featuring Money Orders or other products and services sold within the Walmart Money Centers within Agent Locations determined by Walmart in its sole discretion, so long as such other products and services are not competitive with the Services sold by Walmart. Within fifteen (15) days after the end of each calendar month, MoneyGram shall allocate the Marketing Fund related to Money Orders sold in such calendar month to the Marketing Fund. For example, if in a given calendar month Walmart sold [*] Money Orders, the amount of [*] would be allocated into the Marketing Fund. MoneyGram shall provide Walmart with monthly reports on the Marketing Fund, which shall include without limitation, the balance of such account at the beginning and end of such month and a summary of account activity, including amounts spent for specific marketing in such month. If any amounts from the preceding calendar year remain in the Marketing Fund on the January 31 of the subsequent calendar year, such amount may be carried over to such next calendar year and used during the first calendar quarter of such subsequent calendar year or disbursed to Walmart at Walmart’s option and request. Upon termination of this Agreement, MoneyGram shall disburse any remaining amount of the Marketing Fund to Walmart within thirty (30) days of the effective date of termination.

The Parties have caused this Money Order Attachment to be executed by their duly authorized representatives as of the date below.

WALMART: Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Vice President

Signature Date:	28 September, 2012

MONEYGRAM: MoneyGram Payment Systems, Inc.

Signature:	/s/ Francis Aaron Henry

Printed Name:	Francis Aaron Henry

Title:	EVP, General Counsel

Signature Date:	30 September, 2012

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT A (MONEY ORDER ATTACHMENT) - PAGE 2

FEE SCHEDULE TO

MONEY ORDER ATTACHMENT

•	Walmart will pay MoneyGram a Money Order Fee in the amount of [*] per Money Order issued by Walmart.

•	MoneyGram will pay Walmart the following fees on a monthly basis: [*]

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT A (MONEY ORDER ATTACHMENT) - PAGE 3

ATTACHMENT B

BILL PAYMENT SERVICE ATTACHMENT

A.	Incorporation. This Bill Payment Service Attachment by and between Walmart and MoneyGram (the “BP Attachment”) authorizes Walmart to perform and sell the Bill Payment Services at the Agent Locations. This BP Attachment is a part of and incorporated into that certain Master Trust Agreement by and between Walmart and MoneyGram (the “Agreement”). As used herein, the “Bill Payment Services” means MoneyGram’s bill payment services pursuant to which consumers may make payments at the Agent Locations to Billers, including, but not limited to, the payment of bills, prepaid services and corrections services;“BP Transfer Amount” means the funds collected from a consumer for the purposes of being remitted or transferred to a Biller; and “Biller” is the business entity provider of certain products and/or services to whom payments are being made. Terms not defined in this BP Attachment are as defined in the Agreement. The Bill Payment Service shall be added to the definition of Services as defined in the Agreement.

B.	Authorization. MoneyGram authorizes Walmart to accept certain payments made at the Agent Locations by consumers to the Billers, and to any other Billers MoneyGram may permit in the future. MoneyGram shall communicate to Walmart, either in writing, electronically (through the Interface, Equipment and Software) or via such other methods determined by MoneyGram and Walmart the Billers to whom payments can be made.

C.	Preferred Provider. During the Term, Walmart and its United States Affiliates agree not to enter into any agreement relating to the offering or provision of bill payment services in the United States or Puerto Rico with Western Union Financial Services, Inc., or any of its respective affiliates, successors or assigns, without the express written consent of MoneyGram.

D.	Performance of the Bill Payment Service.

(i)	As payment from consumers purchasing the Bill Payment Services, Walmart shall accept (1) cash, (2) PIN debit cards, or (3) such other forms of payment specifically approved by MoneyGram and Walmart. Walmart's acceptance of form of payment, regardless of payment type, is at Walmart's sole and exclusive risk and Walmart shall be liable to MoneyGram for the BP Transfer Amount related to any Bill Payment Service transaction initiated by Walmart, regardless of whether Walmart ultimately receives good funds from the consumer.

(ii)	Upon receipt of a payment from a consumer, Walmart shall input the receipt of such payment into the Equipment in accordance with MoneyGram's instructions and shall give the consumer the receipt generated by such Equipment.

(iii)	For each Bill Payment Service transaction, Walmart shall collect from the consumer the BP Transfer Amount and the applicable BP Consumer Fee(s) (as defined in Section G below). Walmart shall not charge consumers additional fees of any kind or nature.

(iv)	Walmart is responsible for any funds discrepancy not timely reported to MoneyGram.

(v)	Walmart agrees to maintain all payments received in the Trust Account until such amounts are remitted to MoneyGram pursuant to Section J below.

(vi)	Walmart shall use various security measures, log-ins and passwords in connection with the Equipment and Interface to conduct the Bill Payment Services. Such security measures, log-ins and passwords may be referred to hereafter as the “BP Security Measures”. It is Walmart’s obligation to ensure that the BP Security Measures are kept confidential and secure. Walmart agrees to take all commercially reasonable precautions necessary to prevent disclosure of Walmart’s BP Security Measures and access to the Bill Payment Services by unauthorized persons and will notify MoneyGram immediately if Walmart knows or reasonably suspects that Walmart’s BP Security Measures have been compromised or otherwise disclosed. Walmart shall be liable for all use or misuse of Walmart’s BP Security Measures, unless such misuse is the result of the acts, errors or omissions of MoneyGram, its employees, agents or representatives. The Parties shall assist each other in investigating the circumstances of any misuse of the BP Security Measures. Walmart hereby acknowledges that MoneyGram will refuse to authorize transactions if the correct BP Security Measures are not provided. Walmart agrees that MoneyGram, in its reasonable discretion, shall have the right, at any time, to refuse any Bill Payment Service transaction request.

E.	Term and Termination.

(i)	This BP Attachment shall commence on the Effective Date and continue for the Term of the Agreement, unless earlier terminated in accordance with Section 9 of the Agreement.

(ii)	The terms of this BP Attachment may continue during the Tail Period if requested by Walmart and the terms of this BP Attachment shall continue in full force and effect during such Tail Period. For purposes of clarity, the Tail Period shall be included in the definition of the Term. As used herein, the “Tail Period” shall mean the period commencing on the date the Term is to expire and shall end on the earliest of:

(1)	the date on which Walmart notifies MoneyGram that Walmart desires for the Tail Period to end;

ATTACHMENT B (BILL PAYMENT ATTACHMENT) – PAGE 1

(2)	the date on which the Parties have entered into a new or replacement BP Attachment that supersedes the prior BP Attachment; or

(3)	Six (6) months from the date the Tail Period commenced.

(iii)	Walmart agrees to cooperate with MoneyGram during the Walmart Post Termination Transition Period. As used herein, the “Walmart Post Termination Transition Period” shall commence on the effective date of any termination of this BP Attachment and shall end ninety (90) days thereafter.

F.	[*]

G.	BP Consumer Fees.

(i)	The “BP Consumer Fee” shall mean the per transaction fee charged to the consumers purchasing the Bill Payment Service.

(ii)	Walmart may set the BP Consumer Fee for Bill Payment Service transactions relating to payments being made to [*]. Prior to performing a Bill Payment Service transaction relating to such transactions, Walmart shall communicate to MoneyGram the BP Consumer Fee it intends to charge, so that MoneyGram may input such information into its systems, allowing the Equipment/Interface to then communicate the applicable BP Consumer Fee. Walmart may change the BP Consumer Fee from time to time upon thirty (30) days’ prior notice to MoneyGram.

(iii)	MoneyGram shall set the BP Consumer Fee for Bill Payment Service transactions relating to payments being made to [*]. The Equipment/Interface shall communicate the applicable BP Consumer Fee for [*].

H.	Pricing and Everyday Low Price. In an effort to help manage toward Walmart’s goals of “Everyday Low Price”, MoneyGram agrees that with respect to the BP Consumer Fees set by MoneyGram for Bill Payment Service transactions relating to payments being made to [*]:

(i)	MoneyGram will use commercially reasonable efforts to create the initial and opening BP Consumer Fees for such transactions lower than the published initial and opening consumer fees those comparable transactions accomplished through Western Union Financial Services, Inc. (the “Competitive Provider”); and

(ii)	MoneyGram will use commercially reasonable efforts to establish BP Consumer Fees for such transactions lower than the published consumer fees established by the Competitive Provider for comparable bill payment service transactions (exclusive of temporary price promotions of 90 days or less in duration). Such lower fees shall reflect a discount over the Competitive Provider and unless otherwise agreed by the Parties, [*] Notwithstanding the foregoing, MoneyGram may engage in pricing promotions or pricing tests of 90 days or less in duration and such temporary price promotions shall not be deemed a decrease or increase to the BP Consumer Fees for purposes of this section and Walmart shall have the right to participate in MoneyGram pricing promotions or pricing tests.

(iii)	[*]

I.	Bill Payment Service Compensation.

(i)	Walmart shall be entitled to compensation for each Bill Payment Service transaction performed by Walmart. The actual amount of compensation shall depend on whether or not the Bill Payment Service transaction is being performed on behalf of [*] and shall either be (1) calculated by subtracting the MoneyGram Service Fee from the BP Consumer Fee or (2) the Bill Payment Commission, as further described below.

(ii)	For each Bill Payment Service transaction conducted on behalf of [*], Walmart agrees to pay to MoneyGram a per transaction fee (the “MoneyGram Service Fee”). The amount of the MoneyGram Service Fee shall be [*] per transaction, unless [*]. Walmart shall be entitled to retain any difference between the BP Consumer Fee and the MoneyGram Service Fee.

(iii)	For each Bill Payment Service transaction conducted on behalf of [*], MoneyGram agrees to pay Walmart as compensation a percentage of the applicable BP Consumer Fee associated with such transaction (the “BP Commission”). The amount of the BP Commission shall depend on the Contract Year (as defined below) of the Term and shall be calculated as follows:

Applicable Contract Year	BP Commission
Contract Year 1	[*]
Contract Year 2	[*]
Contract Year 3	[*]
Any Contract Year of a Renewal BP Term	[*]

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT B (BILL PAYMENT ATTACHMENT) – PAGE 2

(iv)	As used herein, “Contract Year” means each successive period of 12 months starting on April 1, 2013, and ending on the day prior to the anniversary of that date.

(v)	Walmart shall cause each of its Agent Locations within the market area(s) in which MoneyGram is conducting a price promotion to participate in each such price promotion for its duration. During MoneyGram price promotions, BP Commissions paid to Walmart will be based upon the promotional BP Consumer Fee specified by MoneyGram. MoneyGram has the right in its sole discretion to determine when to use price promotions or other marketing programs that may involve a reduction in BP Consumer Fees. Walmart expressly understands that price promotions may result in reduced per transaction commissions.

(vi)	No BP Consumer Fee will be charged to consumers and no BP Commissions or other compensation will be paid to Walmart for processing refunds.

J.	Remittances/Settlement. Walmart shall remit to MoneyGram by wire transfer from the Trust Account the applicable BP Net Payable Amount for Bill Payment Services on a daily basis, no later than the first business day after the applicable Bill Payment Service transaction. As used herein, the “BP Net Payable Amount“ for Bill Payment Services is the difference between (a) and (b), where (a) equal the sum of all BP Transfer Amounts, BP Consumer Fees for transactions conducted with [*], and MoneyGram Service Fees for transactions conducted with [*] and (b) equals the total of all BP Commissions due to Walmart.

[Signature Page to BP Attachment attached]

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT B (BILL PAYMENT ATTACHMENT) – PAGE 3

[Signature Page to BP Attachment]

The parties have caused this BP Attachment to be executed by their duly authorized representatives as of the date below.

WALMART: Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Vice President

Signature Date:	28 September, 2012

MONEYGRAM: MoneyGram Payment Systems, Inc.

Signature:	/s/ Francis Aaron Henry

Printed Name:	Francis Aaron Henry

Title:	EVP, General Counsel

Signature Date:	30 September, 2012

ATTACHMENT B (BILL PAYMENT ATTACHMENT) – PAGE 4

SCHEDULE F-1 TO BP ATTACHMENT

[*]

SCHEDULE F-2 TO BP ATTACHMENT

[*]

[*]	126 total pages have been redacted from Schedules F-1 and F-2. Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT C

MONEY TRANSFER ATTACHMENT

A.

Incorporation; Authorization; Certain Definitions. This Money Transfer Attachment by and between Walmart and MoneyGram (the “MT Attachment”) authorizes Walmart to sell the Branded Money Transfer Services at the Agent Locations. This MT Attachment is a part of, and incorporated into, that certain Master Trust Agreement by and between Walmart and MoneyGram. Terms used and not defined in this MT Attachment are as defined in the Master Trust Agreement. As used herein, “Branded Money Transfer Services” means a money transmission service offered by MoneyGram under the trade name “MoneyGram®”, with such service being initiated in whole or in part (1) at a physical location, website, telephone number or similar portal and (2) the resulting transaction being disbursed in currency (including cash, check or money order) at a physical location. The Branded Money Transfer Services shall be composed of Transfer Sends, Transfer Receives and Transfer Amounts; “Transfer Send” means the transactional segment of Branded Money Transfer Services wherein an Agent Location collects the Transfer Amount and the Consumer Fee (as defined in Section G below) from a consumer and initiates an electronic request to MoneyGram to disburse funds; “Transfer Receive” means the transactional segment of Branded Money Transfer Services wherein an Agent Location receives a request from MoneyGram to disburse funds; and “Transfer Amount” means the funds collected from a consumer for purposes of being transferred to a recipient, excluding all fees. For purposes of clarity, Branded Money Transfer Services do not include the purchase, loading or re-loading of gift cards, credit or debit cards, prepaid cards or any other type of financial services card.

B.	Preferred Provider; Exceptions.

(i)	Preferred Provider. MoneyGram shall be the preferred money transfer provider for money transfer services not otherwise branded with Walmart Marks. For the purposes of this Section B, the term “preferred money transfer provider” shall mean the following:

(1)	If Walmart deems, in its sole discretion, that Deficiencies exist in the Branded Money Transfer Services, then Walmart shall provide MoneyGram written notice of such Deficiencies, documenting in detail where Walmart believes such service Deficiencies lie with the Branded Money Transfer Services. As used herein, “Deficiencies” shall mean a US Licensed Money Transmitter Operator is offering Will Call Money Transfer Services that are uniquely or substantially different than the Branded Money Transfer Services. For the purposes of this definition, the term “uniquely or substantially different” would include, without limitation, a money transfer service that is uniquely positioned to address a particular customer segment or corridor in terms of location density, quality, speed, or currency exchange or retail pricing that is lower than what is offered by MoneyGram for a substantially similar service; a “US Licensed Money Transmitter Operator” means an entity licensed in the United States to conduct consumer-facing money transfer services and whose primary business is the conduct of such consumer-facing money transfer services; and “Will Call Money Transfer Service” means any money transfer service whereby the sender initiates the send transaction by providing currency (including cash, check or money order), by providing a credit or debit card at a retail location, or by providing a credit or debit card at a website, telephone number or similar portal, and the resulting transaction is disbursed in currency (including cash, check or money order) at a physical location. For purposes of clarity, the services described in Section B(ii) below do not constitute Will Call Money Transfer Services.

(2)	Within thirty (30) days of receipt of such notice, MoneyGram shall have the right to prepare a plan to cure such service Deficiencies to the sole satisfaction of Walmart.

(3)	If after the conclusion of the thirty (30) day period Walmart decides to review another party’s proposal to satisfy such service deficiencies (a “Proposal Request”) Walmart shall (i) notify MoneyGram of such Proposal Request within fifteen (15) Business Days, and (ii) allow MoneyGram to submit a competitive bid on services Walmart is contemplating to satisfy such Deficiencies. If MoneyGram submits a bid in conjunction with the Proposal Request, Walmart shall provide feedback to MoneyGram on such bid based on Walmart’s evaluation of MoneyGram’s bid when compared to any competing bids received from other parties. Prior to making any final determination as to the winning bidder for such Proposal Request, Walmart shall (x) provide feedback to MoneyGram based on Walmart’s evaluation of the other Proposal Requests; (y) inform MoneyGram of its relative ranking among bidders for the services; and, (z) allow MoneyGram the opportunity to submit a one (1) final revised bid for such services associated with the Proposal Request.

As used in this Section B(i), “Walmart Marks” include any brand owned by Walmart (for purposes of this definition, including any subsidiary, affiliate, successor, assigns in the US and abroad), Walmart.com, new brands owned by or exclusively available at Walmart, or carded products.

(ii)	Exceptions. MoneyGram shall not be deemed to be Walmart’s preferred money transfer provider with respect to the following:

(1)	Any money transfer services where at least one part of the money transfer transaction does not occur at a physical location. Such money transfer services include “card to card transfers,” “account to account” transfers, and “mobile account to mobile account transfers,” as those terms are commonly understood in the industry and the Parties agree that such services are not within the definition of Will Call Money Transfer Services,

ATTACHMENT C (MONEY TRANSFER ATTACHMENT) – PAGE 1

(2)	Any services offered or sold by Walmart in connection with a contractual arrangement entered into by Walmart prior to the date this MT Attachment is signed by Walmart.

(iii)	Notwithstanding the foregoing, during the Term (as defined below) Walmart and its US affiliates agree as follows: (1) it shall not commence offering a White Label Service until at least July 31, 2013, (2) it shall not offer, directly or indirectly any money transfer service that competes in any way with or are similar to the Branded Money Transfer Services other than the White Label Services until at least January 31, 2014, and (3) at no time during the Term will it enter into any agreement for money transfer services with Western Union Financial Services, Inc., or any of its respective affiliates, successors or assigns, without the express written consent of MoneyGram. As used herein, a “White Label Service” shall mean a consumer to consumer remittance transfer that originates at an Agent Location in the United States and may be distributed to consumer recipients at Agent Locations in the United States.

C.	Money Transfer Supplies. As part of the Supplies, MoneyGram shall provide Walmart with its standard company money orders (the “Money Orders”). Upon delivery of such Money Orders, Walmart shall sign the delivery receipt and immediately return such receipt to MoneyGram.

D.	Money Transfer Procedures. Walmart shall use various security measures, log-ins and passwords in connection with the Equipment and Interface to conduct the Branded Money Transfer Services. Such security measures, log-ins and passwords may be referred to hereafter as the “Walmart Security Measures”. It is Walmart’s obligation to ensure that the Walmart Security Measures are kept confidential and secure. Walmart agrees to take all commercially reasonable precautions necessary to prevent disclosure of the Walmart Security Measures and access to the Branded Money Transfer Services by unauthorized persons and will notify MoneyGram immediately if Walmart knows or suspects that the Walmart Security Measures have been compromised or otherwise disclosed. Walmart shall be liable for all use or misuse of the Walmart Security Measures, unless such misuse is the result of acts, errors or omissions of MoneyGram, its employees, agents or representatives. The Parties shall assist each other in investigating the circumstances of any misuse of the Walmart Security Measures. Walmart hereby acknowledges that MoneyGram will refuse to authorize transactions if the correct Walmart Security Measures are not provided. Walmart agrees that MoneyGram, in its reasonable discretion, shall have the right, at any time, to refuse any Transfer Send or Transfer Receive request.

E.	Transfer Send Transactions.

(i)	Subject to the provisions of Section H below, for each Transfer Send conducted at an Agent Location, such Agent Location shall collect from the consumer the Transfer Amount and the applicable Consumer Fee(s). MoneyGram shall provide Walmart a Consumer Fee schedule, which, subject to the provisions of Section G below MoneyGram may from time to time amend in its sole discretion. Walmart shall not charge consumers additional fees of any kind or nature.

(ii)	As tender for the Branded Money Transfer Services, Walmart shall accept from consumers either (1) cash, (2) PIN debit cards, or (3) such other forms of payment specifically approved by MoneyGram. Walmart's acceptance of payment, regardless of payment type, is at Walmart’s sole and exclusive risk and Walmart shall be liable to MoneyGram for the Trust Funds related to any Transfer Send initiated by Walmart, regardless of whether Walmart ultimately receives good funds from the consumer.

F.	Transfer Receive Transactions.

(i)	Each Agent Location shall follow the computerized or telephonic authorization procedures specified by MoneyGram prior to disbursement of any Transfer Receive.

(ii)	Walmart shall ensure that each Agent Location maintains the ability to disburse at least $900 in cash for each Transfer Receive. If a Transfer Receive involves an amount which exceeds that amount or if the recipient requests disbursement in a form other than cash, Walmart, through its Agent Location, will disburse the Transfer Receive amount by issuing a Money Order (as defined in the Money Order Attachment) to the recipient, or in such other form as approved by MoneyGram. An Agent Location shall not charge a fee of any kind for cashing a Money Order issued by such Agent Location in connection with a Transfer Receive disbursed at such Agent Location. Unless otherwise agreed by MoneyGram or as set forth in the Money Order Attachment or any other Attachment entered into and executed by the Parties, Money Orders provided by MoneyGram to Walmart for use with the Branded Money Transfer Services are not to be used for any other purpose.

(iii)	Walmart is fully responsible and unconditionally liable for all amounts which Walmart, pursuant to a Transfer Receive, wrongfully disburses either to a person other than the intended recipient or as a result of paying out an incorrect amount. In addition, Walmart shall remain liable to MoneyGram to the extent any Money Orders used in connection with the Branded Money Transfer Services are lost, stolen, misappropriated, seized, or otherwise used by Walmart in a manner not authorized by this Agreement and subsequently paid by MoneyGram. MoneyGram shall assume all responsibility for raised or counterfeited Money Orders used in connection with the disbursement of Transfer Receives as part of the Branded Money Transfer Services unless such raising or counterfeiting was due to the act or omission of Walmart, its agents or employees.

ATTACHMENT C (MONEY TRANSFER ATTACHMENT) – PAGE 2

G.	Consumer Fees.

(i)	“Consumer Fee” means the variable fee which the Agent Location shall collect from each consumer sender for the Branded Money Transfer Services. Subject to the provisions below, MoneyGram shall set the Consumer Fee for Branded Money Transfer Service transaction.

(ii)	In the event that MoneyGram desires to increase the Consumer Fee associated with Branded Money Transfer Service transactions occurring at the Agent Locations, MoneyGram shall first provide Walmart written notice of such proposed increase (with such notice by email to Walmart’s business teams being acceptable), along with the rationale and other justification for such proposed Consumer Fee increase. Walmart shall have the right to consent, such consent not being unreasonably withheld or delayed, to the proposed Consumer Fee increase. Walmart shall deliver to MoneyGram, by mail or electronic mail, its written consent or rejection to the proposed Consumer Fee increase within thirty (30) days of MoneyGram providing notice of the proposed Consumer Fee price increase.

(iii)	[*]

H.	Total Consumer Costs.

(i)	MoneyGram agrees that it will use commercially reasonable efforts to establish Total Consumer Costs lower than the published Total Consumer Costs established by any money transfer service competitor with a larger market share than MoneyGram (a “Competitive Provider”), for a comparable money transfer service transaction (exclusive of temporary price promotions of 90 days or less in duration.) [*]

(ii)	As used herein, “Total Consumer Cost” means the total Consumer Fee (without taking into account any adjustments for applicable loyalty, employee or associate discount, or similar program) for the representative Transfer Amount plus the Retail Exchange Rate; and “Retail Exchange Rate” shall mean 30-day average for the foreign currency exchange rate associated with the representative Transfer Amount offered by the applicable money transmitter at the point and time of origination of the applicable Transfer Send.

(iii)	Notwithstanding the foregoing, to the extent Walmart offers a money transfer service in addition to the Branded Money Transfer Services (including without limitation its own money transfer service), and the offering of such additional money transfer service have the effect, in Walmart’s and MoneyGram’s reasonable judgment, of causing the Competitive Provider to reduce its published Total Consumer Costs in certain pricing or consumer fee tiers, then MoneyGram’s Total Consumer Costs for similar transactions shall not reflect the discount described above but shall be the substantial equivalent of the Total Consumer Costs offered by such Competitive Provider for such transactions. The notice provisions described above in Section H(i) shall also apply to this Total Consumer Costs matching described in this subsection (iii).

(iv)	To the extent Walmart desires to promote the Branded Money Transfer Services by offering a “price match” or similar promotion (in addition to any other promotion activities agreed to by the Parties), and so long as such “price match” is not occurring as a result of the provisions of subsection (iii) above, nothing in this MT Attachment shall prevent Walmart from being able to offer such price match at its own cost and expense, so long as such price match or similar promotion complies with Applicable Law (including any possible disclosure requirements relating to Money Transfer Service transactions). The Parties agree that such price match will not change the Consumer Fee associated with a particular Branded Money Transfer Service transaction, but may impact the total amount paid by customer.

I.	MT Commissions.

(i)	For each Transfer Send or Transfer Receive transaction conducted at an Agent Location, MoneyGram agrees to pay Walmart as compensation a percentage of the applicable Consumer Fee associated with such transaction (the “MT Commission”). The amount of the MT Commission shall depend on the Contract Year (as defined below) of the Term and shall be calculated as follows:

Applicable Contract Year	MT Commission
Contract Year 1	[*]
Contract Year 2	[*]
Contract Year 3	[*]
Any Contract Year of a Renewal Money Transfer Term	[*]

(ii)	As used herein, “Contract Year” means each successive period of 12 months starting on April 1, 2013, and ending on the day prior to the anniversary of that date.

(iii)	Notwithstanding the provisions of above Section H, Walmart shall cause each of its Agent Locations within the market area(s) in which MoneyGram is conducting a price promotion to participate in each such price promotion for its duration. During

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT C (MONEY TRANSFER ATTACHMENT) – PAGE 3

MoneyGram price promotions, MT Commissions paid to Walmart will be based upon the promotional Consumer Fee specified by MoneyGram. MoneyGram has the right in its sole discretion to determine when to use price promotions or other marketing programs that may involve a reduction in Consumer Fees. Walmart expressly understands that price promotions may result in reduced per transaction commissions.

(iv)	No Consumer Fee will be charged to consumers and no MT Commissions or other compensation will be paid to Walmart for processing refunds.

J.	Remittances/Settlement. Walmart shall remit to MoneyGram by wire transfer from the Trust Account the applicable Net Payable Amount for Branded Money Transfer Services on a daily basis, no later than the first business day after the applicable Branded Money Transfer Service. If the Net Payable Amount is due Walmart, MoneyGram shall initiate a credit of the Net Payable Amount for Branded Money Transfer Services to Walmart not later than the second business day after the applicable Branded Money Transfer Service. As used herein, the “Net Payable Amount“ for Branded Money Transfer Services is the difference between (a) and (b), where (a) equal the total of all Trust Funds associated with Transfer Sends and (b) equals the total of all Transfer Receives and MT Commissions due to Walmart.

K.	Term and Termination.

(i)	This MT Attachment shall commence on the Effective Date and continue for the Term of the Agreement, unless earlier terminated in accordance with Section 9 of the Agreement.

(ii)	The terms of this MT Attachment may continue during the Tail Period if requested by Walmart and the terms of this MT Attachment shall continue in full force and effect during such Tail Period. For purposes of clarity, the Tail Period shall be included in the definition of the Term. As used herein, the “Tail Period” shall mean the period commencing on the date the Term is to expire and shall end on the earliest of:

(1)	the date on which Walmart notifies MoneyGram that Walmart desires for the Tail Period to end;

(2)	the date on which the Parties have entered into a new or replacement MT Attachment that supersedes the prior MT Attachment; or

(3)	Six (6) months from the date the Tail Period commenced.

(iii)	Walmart agrees to cooperate with MoneyGram during the Walmart Post Termination Transition Period. As used herein, the “Walmart Post Termination Transition Period” shall commence on the effective date of any termination of this MT Attachment and shall end ninety (90) days thereafter.

L.	Implementation Reimbursement. In an effort to assist Walmart with the upgrading and development of its systems (including, without limitation Walmart’s point-of sale equipment and systems or the Interface (as defined in the Agreement), MoneyGram agrees to reimburse Walmart up to [*] (the “Implementation Reimbursement”) for the costs incurred by Walmart in upgrading or developing such systems. Such costs include any costs related to Walmart’s hardware and software (including the purchase of any additional memory for Walmart’s POS equipment and any installation costs associated with any such hardware or software) and any unique user interface designs used to perform the Branded Money Transfer Services at the Agent Locations. MoneyGram agrees to reimburse amounts subject to the Implementation Reimbursement within the later of (i) thirty (30) days of the Effective Date or (ii) thirty (30) days after at least ninety eight percent (98%) of the Agent Locations are Operational. As used herein, “Operational” shall mean that the Agent Locations are successfully using updated point-of sale equipment and systems and the Web POE to conduct the Branded Money Transfer Services.

M.	Personnel.

(i)	In an effort to support the sale of the Branded Money Transfer Services by Walmart, during the Money Transfer Term, MoneyGram agrees to maintain a physical business location in the Northwest Arkansas region of Arkansas.

(ii)	In addition, MoneyGram agrees, during the Term, to dedicate personnel, with an office at the physical business location identified above, to fulfill the following roles in support of the Branded Money Transfer Services:

(1)	An individual who would have overall responsibility for managing the activities associated with the Branded Money Transfer Services;

(2)	An individual, at a position at least a director level, who would be responsible for customer and business analytics associated with the Branded Money Transfer Services;

(3)	An individual, at a position of at least a director level, who would be responsible for financial performance analytics associated with the Branded Money Transfer Services;

(4)	An individual who would be responsible for MoneyGram’s operational activities associated with the Branded Money Transfer Services.

(5)	An individual who would be responsible for the parties marketing activities associated with the Branded Money Transfer Services; and

(6)	An individual who would be responsible for MoneyGram’s regulatory compliance activities associated Walmart offering the Branded Money Transfer Services.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT C (MONEY TRANSFER ATTACHMENT) – PAGE 4

N.	Marketing; Innovation Growth and Development; Support and Assistance.

(i)	To assist the Parties in the promotion of the Branded Money Transfer Services, MoneyGram agrees to expend on behalf of Walmart up to [*] each Contract Year of the Term (the “Marketing Allowance”). The Marketing Allowance allocated per Contract Year will be used for mutually agreeable promotions each year. Unused marketing funds must be spent during the first Contract Quarter after the Contract Year in which they accrued and will not be rolled into the subsequent calendar years. To ensure the Parties appropriately use and spend the amount designated for the Marketing Allowance, the Parties agree to have their corporate level representatives meet in person at least once per calendar quarter to discuss the marketing and promotion of the Branded Money Transfer Services within the Agent Locations. The time and place of such quarterly meetings shall be as mutually agreed upon by the Parties. As used herein, a “Contract Quarter” shall mean each three-month period commencing on (and including) each April 1, July 1, October 1 and January 1 during the Money Transfer Term. The amounts designated as the Marketing Allowance are subject to the audit provisions of Section 13 of the Agreement.

(ii)	In addition to the Marketing Allowance, to further assist the Parties in an effort to support innovation, growth and development of the Branded Money Transfer Services at the Agent Locations, MoneyGram agrees to expend on behalf of Walmart up to [*] each Contract Year of the Term (the “IGD Allowance”). The IGD Allowance allocated per Contract Year shall be used for mutually agreeable endeavors each year. Unused funds for a particular calendar year must be spent no later than the first Contract Quarter after the Contract Quarter in which they accrued and will not be rolled into the subsequent calendar years. To ensure the Parties appropriately use and spend the amount designated for the IGD Allowance, the Parties agree to have their corporate level representatives meet in person at least once per calendar quarter to discuss the innovation, growth and development of the Branded Money Transfer Services at the Agent Locations. The time and place of such quarterly meetings shall be as mutually agreed upon by the Parties. The amounts designated as the IGD Allowance are subject to the audit provisions of Section 13 of the Agreement.

(iii)	In addition to the Marketing Allowance and the IGD Allowance, to further assist the Parties in an effort to support a re-launch of the Branded Money Transfer Services after the Effective Date, MoneyGram agrees to expend [*] subsequent to the implementation described in above Section L (the “Launch Allowance”). The Launch Allowance shall be used for mutually agreeable purposes during the Term, including promotions and awareness and training activities. To ensure the Parties appropriately use and spend the amount designated for the Launch Allowance, the Parties agree to have their corporate level representatives meet in person to discuss the re-launch of the Branded Money Transfer Services at the Agent Locations. The time and place of such meetings shall be as mutually agreed upon by the Parties.

(iv)	During the Term, the Parties agree to work together toward establishing the ability for the Agent Locations to accept coupons, promotional codes or similar MoneyGram initiated promotions and incentives for consumers purchasing the Branded Money Transfer Services. The Parties agree and acknowledge that any such coupons or promotions shall be funded by MoneyGram in addition to amounts identified as part of the Marketing Allowance or the IGD Allowance.

(v)	As part of MoneyGram’s support and assistance provided to Walmart in offering the Branded Money Transfer Services, MoneyGram agrees to provide various category advisement services. Such services may include key performance indicators, scorecards, research or analytics relating to the Branded Money Transfer Services being offered by Walmart, and will be provided at no cost or expense to Walmart.

O.	Provisional Reimbursement of Certain Amounts. The Implementation Reimbursement and the Launch Allowance may collectively be referred to as the “Provisional Reimbursements Amounts”. If this MT Attachment is terminated due to Walmart’s breach prior to the expiration of the Initial Term, Walmart agrees to return a pro rata portion of the Provisional Reimbursement Amounts within thirty (30) days of the occurrence of such event. The actual portion of the Provisional Reimbursement Amounts to be returned to MoneyGram shall be determined by multiplying the aggregate Provisional Reimbursement Amounts actually paid by a fraction the numerator of which is the number of months remaining in the period that commences on the Effective Date and ends on the last day of the Initial Term after the Agreement has been terminated and the denominator of which is thirty six (36).

[Signature Page to MT Attachment attached]

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

ATTACHMENT C (MONEY TRANSFER ATTACHMENT) – PAGE 5

[Signature Page to MT Attachment]

The parties have caused this MT Attachment to be executed by their duly authorized representatives as of the date below.

WALMART: Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Vice President

Signature Date:	28 September, 2012

MONEYGRAM: MoneyGram Payment Systems, Inc.

Signature:	/s/ Francis Aaron Henry

Printed Name:	Francis Aaron Henry

Title:	EVP, General Counsel

Signature Date:	30 September, 2012

ATTACHMENT C (MONEY TRANSFER ATTACHMENT) – PAGE 6

Exhibit 1 – Location List

LOCATION	ADDRESS	CITY	STATE	ZIP
WAL-MART - #1	2110 W WALNUT ST	ROGERS	ARKANSAS	727563246
WAL-MART - #2	1417 HIGHWAY 62 65 N	HARRISON	ARKANSAS	726011912
WAL-MART - #3	30983 HIGHWAY 441 S	COMMERCE	GEORGIA	305296655
WAL-MART - #4	2901 HIGHWAY 412 E	SILOAM SPRINGS	ARKANSAS	727618673
WAL-MART - #5	1155 HIGHWAY 65 N	CONWAY	ARKANSAS	720320000
WAL-MART - #7	9053 HIGHWAY 107	SHERWOOD	ARKANSAS	721202933
WAL-MART - #8	1621 E HARDING ST	MORRILTON	ARKANSAS	721104505
WAL-MART - #9	1303 S MAIN ST	SIKESTON	MISSOURI	638019360
WAL-MART - #10	2020 S MUSKOGEE AVE	TAHLEQUAH	OKLAHOMA	744645439
WAL-MART - #11	65 WAL MART DR	MOUNTAIN HOME	ARKANSAS	726536784
WAL-MART - #12	1500 S LYNN RIGGS BLVD	CLAREMORE	OKLAHOMA	740178399
WAL-MART - #13	2705 GRAND AVE	CARTHAGE	MISSOURI	648363700
WAL-MART - #14	1800 S JEFFERSON AVE	LEBANON	MISSOURI	655364208
WAL-MART - #15	1310 PREACHER ROE BLVD	WEST PLAINS	MISSOURI	657752998
WAL-MART - #16	2214 FAYETTEVILLE RD	VAN BUREN	ARKANSAS	729566508
WAL-MART - #17	3200 LUSK DR	NEOSHO	MISSOURI	648502028
WAL-MART - #18	2500 MALCOLM AVE	NEWPORT	ARKANSAS	721123667
WAL-MART - #19	333 SOUTH WESTWOOD BLVD	POPLAR BLUFF	MISSOURI	63901
WAL-MART - #20	1712 E OHIO ST	CLINTON	MISSOURI	647352402
WAL-MART - #21	185 SAINT ROBERT BLVD	SAINT ROBERT	MISSOURI	655843311
WAL-MART - #22	4901 S MILL ST	PRYOR	OKLAHOMA	743616837
WAL-MART - #23	1201 N SERVICE RD E	RUSTON	LOUISIANA	712702917
WAL-MART - #24	2000 JOHN HARDEN DR	JACKSONVILLE	ARKANSAS	720762730
WAL-MART - #25	4820 S CLARK ST	MEXICO	MISSOURI	652654111
WAL-MART - #26	5000 10TH AVE	LEAVENWORTH	KANSAS	66048
WAL-MART - #27	HIGHWAY 32 E	SALEM	MISSOURI	655602368
WAL-MART - #28	2415 N MAIN ST	MIAMI	OKLAHOMA	743542232
WAL-MART - #29	724 W STADIUM BLVD	JEFFERSON CITY	MISSOURI	651094772
WAL-MART - #30	2025 W BUSINESS US HIGHWAY 60	DEXTER	MISSOURI	638412879
WAL-MART - #31	3108 N BROADWAY	POTEAU	OKLAHOMA	749530000
WAL-MART - #32	2050 W 76 COUNTRY BLVD	BRANSON	MISSOURI	656162100
WAL-MART - #33	1710 S 4TH ST	NASHVILLE	ARKANSAS	718523413
WAL-MART - #34	2250 LINCOLN AVE	NEVADA	MISSOURI	647724258
WAL-MART - #35	101 BLUEMONT AVE	MANHATTAN	KANSAS	665025093
WAL-MART - #36	2802 W KINGSHIGHWAY	PARAGOULD	ARKANSAS	724502617
WAL-MART - #37	701 WALTON DR	FARMINGTON	MISSOURI	636401950
WAL-MART - #38	1907 SE WASHINGTON ST	IDABEL	OKLAHOMA	747455253
WAL-MART - #39	2500 S MAIN ST	FORT SCOTT	KANSAS	667018724
WAL-MART - #40	1301 MHWY	MOBERLY	MISSOURI	652700000
WAL-MART - #41	4000 SE GREEN COUNTRY RD	BARTLESVILLE	OKLAHOMA	740065000
WAL-MART - #42	1863 CR 5300	COFFEYVILLE	KANSAS	673378301
WAL-MART - #43	521 E CHESTNUT ST	JUNCTION CITY	KANSAS	664419410
WAL-MART - #44	1802 S BUSINESS 54	ELDON	MISSOURI	650261786
WAL-MART - #45	1815 E HIGHLAND DR	JONESBORO	ARKANSAS	724016118
WAL-MART - #46	2451 S SPRINGFIELD AVE	BOLIVAR	MISSOURI	656139123
WAL-MART - #47	1101 W RUTH AVE	SALLISAW	OKLAHOMA	749557252
WAL-MART - #48	885 E US HIGHWAY 60	MONETT	MISSOURI	657089367
WAL-MART - #49	1911 E JACKSON ST	HUGO	OKLAHOMA	747434249

Exhibit 1 – Location List

WAL-MART - #50	268 S 7TH ST	VINITA	OKLAHOMA	743013737
WAL-MART - #51	1701 N BLUFF ST	FULTON	MISSOURI	652512499
WAL-MART - #52	1601 ALBERT PIKE RD	HOT SPRINGS	ARKANSAS	719134020
WAL-MART - #54	2004 S PLEASANT	SPRINGDALE	ARKANSAS	72764
WAL-MART - #55	1555 E MAIN ST	BOONEVILLE	ARKANSAS	729274921
WAL-MART - #56	1309 NW 12TH AVE	AVA	MISSOURI	656080000
WAL-MART - #57	1600 W MAIN ST	WALNUT RIDGE	ARKANSAS	724761299
WAL-MART - #58	2409 E MAIN ST	RUSSELLVILLE	ARKANSAS	728029619
WAL-MART - #59	1501 S RANGE LINE RD	JOPLIN	MISSOURI	648043263
WAL-MART - #60	101 HIGHWAY 47 E	TROY	MISSOURI	633793100
WAL-MART - #61	301 E COOPER ST	WARRENSBURG	MISSOURI	640931260
WAL-MART - #62	3700 E MAIN ST	BLYTHEVILLE	ARKANSAS	723156881
WAL-MART - #63	410 S DEWEY AVE	WAGONER	OKLAHOMA	744675516
WAL-MART - #64	1100 S DUPREE AVE	BROWNSVILLE	TENNESSEE	380123234
WAL-MART - #65	350 PARK RIDGE RD	SULLIVAN	MISSOURI	630803334
WAL-MART - #66	230 E MARKET ST	CLARKSVILLE	ARKANSAS	728309069
WAL-MART - #67	600 HIGHWAY 71 N	MENA	ARKANSAS	719534392
WAL-MART - #68	800 HIGHWAY 64 E	WYNNE	ARKANSAS	723967414
WAL-MART - #69	650 S TRUMAN BLVD	FESTUS	MISSOURI	630282235
WAL-MART - #70	798 W SERVICE RD	WEST MEMPHIS	ARKANSAS	723011727
WAL-MART - #71	1415 HIGHWAY 67 S	POCAHONTAS	ARKANSAS	724554000
WAL-MART - #72	2710 N BROADWAY ST	PITTSBURG	KANSAS	667622625
WAL-MART - #73	1002 W TAFT ST	SAPULPA	OKLAHOMA	740668799
WAL-MART - #74	1051 W KEISER AVE	OSCEOLA	ARKANSAS	723702999
WAL-MART - #75	3636 MONROE HWY	PINEVILLE	LOUISIANA	713604127
WAL-MART - #76	1000 W TRIMBLE AVE	BERRYVILLE	ARKANSAS	726164603
WAL-MART - #77	2705 N MAIN ST	TAYLOR	TEXAS	765741838
WAL-MART - #78	14740 STATE HIGHWAY 38	MARSHFIELD	MISSOURI	657068950
WAL-MART - #79	2623 W 7TH ST	JOPLIN	MISSOURI	648013300
WAL-MART - #80	3001 W BROADWAY	COLUMBIA	MISSOURI	652030493
WAL-MART - #81	W LOCUST ST	STILWELL	OKLAHOMA	749603626
WAL-MART - #82	1750 S PERRYVILLE BLVD	PERRYVILLE	MISSOURI	637756156
WAL-MART - #83	60 79 BYP N	MAGNOLIA	ARKANSAS	717530000
WAL-MART - #85	17309 INTERSTATE 30	BENTON	ARKANSAS	720152927
WAL-MART - #86	2825 N KANSAS EXPY	SPRINGFIELD	MISSOURI	658031017
WAL-MART - #87	1379 HOMER RD	MINDEN	LOUISIANA	710556277
WAL-MART - #88	2100 N MAIN AVE	MOUNTAIN GROVE	MISSOURI	657112438
WAL-MART - #89	94 CECIL ST	CAMDENTON	MISSOURI	650207057
WAL-MART - #90	2115 S MAIN ST	GROVE	OKLAHOMA	743445327
WAL-MART - #91	205 DEADRICK RD	FORREST CITY	ARKANSAS	723351838
WAL-MART - #92	3020 S ELLIOTT AVE	AURORA	MISSOURI	656059663
WAL-MART - #93	201 LANNY BRIDGES AVE	COVINGTON	TENNESSEE	38019
WAL-MART - #94	8445 US HIGHWAY 51 N	MILLINGTON	TENNESSEE	380531514
WAL-MART - #95	407 N STATE ST	DESLOGE	MISSOURI	636013053
WAL-MART - #96	1700 N STATE ROUTE 291	HARRISONVILLE	MISSOURI	647011218
WAL-MART - #97	628 HIGHWAY 51 N	RIPLEY	TENNESSEE	380635904
WAL-MART - #98	6091 HIGHWAY 165	BASTROP	LOUISIANA	71220
WAL-MART - #99	1445 E CENTRAL CT	UNION	MISSOURI	630844323
WAL-MART - #100	406 S WALTON BLVD	BENTONVILLE	ARKANSAS	727125705

Exhibit 1 – Location List

WAL-MART - #101	500 S BISHOP AVE	ROLLA	MISSOURI	654014497
WAL-MART - #102	406 E 22ND ST	STUTTGART	ARKANSAS	721609006
WAL-MART - #103	196 MALL DR	SHAWNEE	OKLAHOMA	748040000
WAL-MART - #104	15427 MEDINA HWY	MILAN	TENNESSEE	383586051
WAL-MART - #105	2301 S HARPER RD	CORINTH	MISSISSIPPI	38834
WAL-MART - #106	1405 MIDDLE RD	FULTON	KENTUCKY	420417905
WAL-MART - #107	134 COURTRIGHT RD	MARTIN	TENNESSEE	382371606
WAL-MART - #108	1608 S DIVISION ST	GUTHRIE	OKLAHOMA	730445015
WAL-MART - #109	2000 N WALNUT ST	CAMERON	MISSOURI	644298800
WAL-MART - #111	2700 S SANTA FE AVE	CHANUTE	KANSAS	667203204
WAL-MART - #112	1010 HIGHWAY 12 W	STARKVILLE	MISSISSIPPI	397599167
WAL-MART - #113	2001 S 1ST ST	CHICKASHA	OKLAHOMA	73018
WAL-MART - #114	200 WALMART CIR	BOONEVILLE	MISSISSIPPI	388291033
WAL-MART - #115	1313 HIGHWAY 45 S	WEST POINT	MISSISSIPPI	397739353
WAL-MART - #116	929 S PINE ST	VIVIAN	LOUISIANA	710823364
WAL-MART - #117	501 S PARK DR	BROKEN BOW	OKLAHOMA	747285398
WAL-MART - #118	1515 HIGHWAY 278 E	AMORY	MISSISSIPPI	388215909
WAL-MART - #119	3150 HARRISON ST	BATESVILLE	ARKANSAS	725017515
WAL-MART - #120	2716 N CENTRAL AVE	HUMBOLDT	TENNESSEE	383431560
WAL-MART - #121	1800 S WOOD DR	OKMULGEE	OKLAHOMA	744476801
WAL-MART - #122	3051 E JACKSON BLVD	JACKSON	MISSOURI	637552910
WAL-MART - #123	1500 E WRANGLER BLVD	SEMINOLE	OKLAHOMA	748682359
WAL-MART - #124	8801 BASELINE RD	LITTLE ROCK	ARKANSAS	722095901
WAL-MART - #125	2425 ZERO ST	FORT SMITH	ARKANSAS	729018663
WAL-MART - #126	2700 S SHACKLEFORD RD	LITTLE ROCK	ARKANSAS	722116918
WAL-MART - #127	1910 MARTIN LUTHER KING BLVD	MALVERN	ARKANSAS	721042203
WAL-MART - #128	1911 W PARKER RD	JONESBORO	ARKANSAS	724048465
WAL-MART - #129	1715 N COMMERCE ST	ARDMORE	OKLAHOMA	734011535
WAL-MART - #130	1000 W SHAWNEE ST	MUSKOGEE	OKLAHOMA	744013509
WAL-MART - #131	2311 S JEFFERSON AVE	MOUNT PLEASANT	TEXAS	754556093
WAL-MART - #132	200 STARLITE DR	KINGFISHER	OKLAHOMA	737504922
WAL-MART - #133	297 HIGHWAY 32 E	ASHDOWN	ARKANSAS	718228707
WAL-MART - #134	20221 E 1110 RD	ELK CITY	OKLAHOMA	736446405
WAL-MART - #135	1000 GRAVES ST	CHILLICOTHE	MISSOURI	646013071
WAL-MART - #136	1219 W DOOLIN AVE	BLACKWELL	OKLAHOMA	746311351
WAL-MART - #137	111 N PERKINS RD	STILLWATER	OKLAHOMA	740755521
WAL-MART - #138	1923 E KEARNEY ST	SPRINGFIELD	MISSOURI	658034607
WAL-MART - #139	2015 S GREEN AVE	PURCELL	OKLAHOMA	730806200
WAL-MART - #140	2500 DANIEL MCCALL DR	LUFKIN	TEXAS	75904
WAL-MART - #141	8301 ROGERS AVE	FORT SMITH	ARKANSAS	729035236
WAL-MART - #143	310 W 5TH ST	BENTON	KENTUCKY	420251102
WAL-MART - #144	2875 W MARTIN LUTHER KING BLVD	FAYETTEVILLE	ARKANSAS	727047625
WAL-MART - #145	3 TOWN CENTER DR	BOWLING GREEN	MISSOURI	63334
WAL-MART - #146	1923 N WOOD ST	GILMER	TEXAS	756443577
WAL-MART - #147	401 N US HIGHWAY 75	DENISON	TEXAS	750201595
WAL-MART - #148	3855 LAMAR AVE	PARIS	TEXAS	754625210
WAL-MART - #149	184 OLD WINNFIELD RD	JONESBORO	LOUISIANA	712515902
WAL-MART - #150	3215 WILLIAMS AVE	WOODWARD	OKLAHOMA	738016738
WAL-MART - #151	432 S GEORGE NIGH EXPY	MCALESTER	OKLAHOMA	745016025

Exhibit 1 – Location List

WAL-MART - #152	12862 STATE ROUTE 21	DE SOTO	MISSOURI	630201096
WAL-MART - #153	202 PARK PLAZA DR	NEW ALBANY	MISSISSIPPI	386523124
WAL-MART - #155	5219 HIGHWAY 51 N	SENATOBIA	MISSISSIPPI	386681719
WAL-MART - #156	E STATE HIGHWAY 84	CARUTHERSVILLE	MISSOURI	638300000
WAL-MART - #157	3509 E RACE AVE	SEARCY	ARKANSAS	721436202
WAL-MART - #158	2021 N STATE HIGHWAY 121	BONHAM	TEXAS	754182340
WAL-MART - #159	415 CONLEY RD	COLUMBIA	MISSOURI	652016468
WAL-MART - #160	219 HIGHWAY 62 412	ASH FLAT	ARKANSAS	725139593
WAL-MART - #161	180 VETERANS DR N	HUNTINGDON	TENNESSEE	383446202
WAL-MART - #162	1201 W PETREE RD	ANADARKO	OKLAHOMA	730056041
WAL-MART - #163	4810 NORTH ST	NACOGDOCHES	TEXAS	759651876
WAL-MART - #164	100 MCCORD RD	PONTOTOC	MISSISSIPPI	388636245
WAL-MART - #165	2121 US HIGHWAY 79 S	HENDERSON	TEXAS	756544453
WAL-MART - #166	1433 S SAM HOUSTON BLVD	HOUSTON	MISSOURI	654832131
WAL-MART - #167	910 UNITY RD	CROSSETT	ARKANSAS	716359424
WAL-MART - #168	12101 E 96TH ST N	OWASSO	OKLAHOMA	740555320
WAL-MART - #169	1400 N CENTER ST	LONOKE	ARKANSAS	720862013
WAL-MART - #170	925 KEYSER AVE	NATCHITOCHES	LOUISIANA	714576267
WAL-MART - #171	950 CALIFORNIA AVE SW	CAMDEN	ARKANSAS	717015308
WAL-MART - #172	1701 AROY DR	WASHINGTON	MISSOURI	630905007
WAL-MART - #173	1 MEMORIAL DR	POTOSI	MISSOURI	636649318
WAL-MART - #174	2700 CLEARLAKE RD	COCOA	FLORIDA	329225716
WAL-MART - #175	560 W POPLAR AVE	COLLIERVILLE	TENNESSEE	380172504
WAL-MART - #176	822 CITY AVE S	RIPLEY	MISSISSIPPI	386632905
WAL-MART - #177	1210 MINERAL WELLS AVE	PARIS	TENNESSEE	382424914
WAL-MART - #178	914 E OKLAHOMA BLVD	ALVA	OKLAHOMA	737174010
WAL-MART - #179	3520 W SUNSHINE ST	SPRINGFIELD	MISSOURI	658070906
WAL-MART - #180	1311 S JACKSON ST	JACKSONVILLE	TEXAS	757663050
WAL-MART - #181	800 JAMES BOWIE DR	NEW BOSTON	TEXAS	755702334
WAL-MART - #182	1831 HIGHWAY 1 S	GREENVILLE	MISSISSIPPI	38701
WAL-MART - #183	159 HIGHWAY 15 S	LOUISVILLE	MISSISSIPPI	393396440
WAL-MART - #184	600 NE CORONADO	BLUE SPRINGS	MISSOURI	640143084
WAL-MART - #185	1800 LAWRENCE ST	GAINESVILLE	TEXAS	762402200
WAL-MART - #186	301 S VILLAGE RD	EL DORADO	KANSAS	67042
WAL-MART - #188	3439 WILLIAM ST	CAPE GIRARDEAU	MISSOURI	637019507
WAL-MART - #189	2206 N BALTIMORE ST	KIRKSVILLE	MISSOURI	635011906
WAL-MART - #190	1500 1ST ST	KENNETT	MISSOURI	638572522
WAL-MART - #192	2200 BROOKMEADE DR	COLUMBIA	TENNESSEE	384013994
WAL-MART - #194	4900 GARTH RD	BAYTOWN	TEXAS	775212144
WAL-MART - #195	2203 PATSY LN	EXCELSIOR SPRINGS	MISSOURI	640247303
WAL-MART - #196	1450 E MAIN ST	CARBONDALE	ILLINOIS	629013140
WAL-MART - #197	1730 E JACKSON ST	MACOMB	ILLINOIS	614552595
WAL-MART - #198	1870 W MAIN ST	SALEM	ILLINOIS	628815838
WAL-MART - #199	825 MALERICH DR	LINCOLN	ILLINOIS	626569700
WAL-MART - #200	1941 W MORTON AVE	JACKSONVILLE	ILLINOIS	626502620
WAL-MART - #201	2601 GREEN MOUNT COMMONS DR	BELLEVILLE	ILLINOIS	622216740
WAL-MART - #203	937 PARK CIRCLE DR	BROOKFIELD	MISSOURI	646287920
WAL-MART - #204	500 US HIGHWAY 62 W	PRINCETON	KENTUCKY	424452410
WAL-MART - #205	1002 W BEACON ST	PHILADELPHIA	MISSISSIPPI	393503204

Exhibit 1 – Location List

WAL-MART - #206	2041 N REDBUD BLVD	MCKINNEY	TEXAS	750698214
WAL-MART - #207	1004 N BROADWAY ST	CLEVELAND	OKLAHOMA	740201208
WAL-MART - #208	2970 MILITARY AVE	BAXTER SPRINGS	KANSAS	667132331
WAL-MART - #209	1516 N 18TH ST	OZARK	ARKANSAS	729493611
WAL-MART - #210	500 HIGHWAY 270	HOLDENVILLE	OKLAHOMA	748486404
WAL-MART - #211	401 COKE AVE	HILLSBORO	TEXAS	766452671
WAL-MART - #212	333 N INTERSTATE DR	NORMAN	OKLAHOMA	730696326
WAL-MART - #213	1205 W FERDON ST	LITCHFIELD	ILLINOIS	620564444
WAL-MART - #214	800 W GIBSON ST	JASPER	TEXAS	759514914
WAL-MART - #215	620 S APPLEGATE ST	WINONA	MISSISSIPPI	389672810
WAL-MART - #216	2802 OUTER DR	MARION	ILLINOIS	629595207
WAL-MART - #217	801 W MAIN ST	LEWISVILLE	TEXAS	750673556
WAL-MART - #218	1017 MULBERRY AVE	SELMER	TENNESSEE	383753274
WAL-MART - #219	3201 W BROADWAY BLVD	SEDALIA	MISSOURI	653012118
WAL-MART - #220	951 SW WILSHIRE BLVD	BURLESON	TEXAS	760285714
WAL-MART - #221	1200 GARTH BROOKS BLVD	YUKON	OKLAHOMA	730994107
WAL-MART - #222	1410 N MARKET ST	SPARTA	ILLINOIS	622862302
WAL-MART - #224	110 DAVIDSON RD	MOUNT VERNON	ILLINOIS	628646741
WAL-MART - #225	2705 W BROADWAY AVE	SULPHUR	OKLAHOMA	730866508
WAL-MART - #226	201 LOOP 59	ATLANTA	TEXAS	755512011
WAL-MART - #227	2400 S COUNTRY CLUB RD	EL RENO	OKLAHOMA	730365878
WAL-MART - #228	1616 E HENDERSON ST	CLEBURNE	TEXAS	760315207
WAL-MART - #229	512 INDUSTRIAL RD	TRUMANN	ARKANSAS	72472
WAL-MART - #230	1501 E WALNUT ST	PARIS	ARKANSAS	728554235
WAL-MART - #231	1419 N COUNTRY CLUB RD	ADA	OKLAHOMA	748201899
WAL-MART - #232	1901 S MISSISSIPPI AVE	ATOKA	OKLAHOMA	745253629
WAL-MART - #233	300 LEIGH AVE	ANNA	ILLINOIS	629062213
WAL-MART - #234	8301 N CHURCH RD	KANSAS CITY	MISSOURI	641581106
WAL-MART - #235	1900 W MAIN ST	CORNING	ARKANSAS	724221918
WAL-MART - #236	1225 E LOOP 304	CROCKETT	TEXAS	758351807
WAL-MART - #237	710 S COMMERCIAL ST	HARRISBURG	ILLINOIS	629462346
WAL-MART - #238	1655 W COLLEGE ST	PULASKI	TENNESSEE	384785207
WAL-MART - #239	220 VETERANS MEMORIAL DR	KOSCIUSKO	MISSISSIPPI	390903848
WAL-MART - #240	2701 STATE HIGHWAY 50	COMMERCE	TEXAS	75428
WAL-MART - #242	310 HEDGE LN	PAOLA	KANSAS	660711887
WAL-MART - #243	1971 WENTZVILLE PKWY	WENTZVILLE	MISSOURI	633851024
WAL-MART - #244	5940 HIGHWAY 167 N	WINNFIELD	LOUISIANA	714835075
WAL-MART - #246	700 W ROGERS BLVD	SKIATOOK	OKLAHOMA	740701035
WAL-MART - #247	605 E MAIN ST	HENRYETTA	OKLAHOMA	744374439
WAL-MART - #248	1406 E MILAM ST	MEXIA	TEXAS	766672500
WAL-MART - #249	831 HIGHWAY 59 S	CLEVELAND	TEXAS	773274873
WAL-MART - #250	103 W POLK ST	WARSAW	MISSOURI	653553297
WAL-MART - #251	135 NE LOOP 564	MINEOLA	TEXAS	757732913
WAL-MART - #252	215 E GRANTWAY ST	DU QUOIN	ILLINOIS	628321923
WAL-MART - #253	1316 S STATE ST	JERSEYVILLE	ILLINOIS	620523617
WAL-MART - #254	1001 N WEST ST	OLNEY	ILLINOIS	624503774
WAL-MART - #256	400 JUNCTION DR	GLEN CARBON	ILLINOIS	620344323
WAL-MART - #257	901 US HIGHWAY 60 E	MORGANFIELD	KENTUCKY	424376603
WAL-MART - #258	3929 N GLOSTER ST	TUPELO	MISSISSIPPI	388040915

Exhibit 1 – Location List

WAL-MART - #259	782 E INTERSTATE 30	ROCKWALL	TEXAS	750875503
WAL-MART - #260	1200 N HIGHWAY 77	WAXAHACHIE	TEXAS	751655114
WAL-MART - #261	4019 CENTRAL AVE	HOT SPRINGS	ARKANSAS	719137208
WAL-MART - #262	919 GIACONE DR	BENTON	ILLINOIS	628121639
WAL-MART - #264	175 BEASLEY DR	DICKSON	TENNESSEE	370552841
WAL-MART - #265	1900 W MOORE AVE	TERRELL	TEXAS	751602346
WAL-MART - #266	1601 W STATE HIGHWAY 114	GRAPEVINE	TEXAS	760518651
WAL-MART - #267	1212 S MADISON ST	WEBB CITY	MISSOURI	648702834
WAL-MART - #268	175 JI BELL LN	SAVANNAH	TENNESSEE	383725110
WAL-MART - #269	1002 NW SHERIDAN RD	LAWTON	OKLAHOMA	735055298
WAL-MART - #271	1341 HIGHWAY 287 N	BOWIE	TEXAS	76230
WAL-MART - #272	3600 MALLORY LN	FRANKLIN	TENNESSEE	37067
WAL-MART - #273	100 INTERCHANGE DR	FULTON	MISSISSIPPI	388436010
WAL-MART - #274	1110 BATTLEGROUND DR	IUKA	MISSISSIPPI	388521021
WAL-MART - #275	1620 W CHURCH ST	LIVINGSTON	TEXAS	773519043
WAL-MART - #276	OKLAHOMA HIGHWAY 9 E	STIGLER	OKLAHOMA	744620000
WAL-MART - #277	501 SW 19TH ST	MOORE	OKLAHOMA	731605427
WAL-MART - #278	1645 E BERT KOUNS INDUSTRIAL LOOP	SHREVEPORT	LOUISIANA	711055725
WAL-MART - #279	926 E COLLIN RAYE DR	DE QUEEN	ARKANSAS	718329400
WAL-MART - #280	709 W US HIGHWAY 79	ROCKDALE	TEXAS	765675325
WAL-MART - #281	1500 HIGHWAY 25B	HEBER SPRINGS	ARKANSAS	725431701
WAL-MART - #282	1550 NASHVILLE RD	FRANKLIN	KENTUCKY	421346962
WAL-MART - #283	795 TEXAS AVE	BRIDGE CITY	TEXAS	776114227
WAL-MART - #284	930 N WALNUT CREEK DR	MANSFIELD	TEXAS	760631596
WAL-MART - #285	141 INTERSTATE 45 S	HUNTSVILLE	TEXAS	773404243
WAL-MART - #286	700 E ENNIS AVE	ENNIS	TEXAS	751194209
WAL-MART - #287	1801 HIGHWAY 78 E	JASPER	ALABAMA	355014037
WAL-MART - #288	115 COBB MILL RD	WOODVILLE	TEXAS	759795537
WAL-MART - #289	1001 HIGHWAY 65 S	MCGEHEE	ARKANSAS	716549417
WAL-MART - #290	1620 N SARAH DEWITT DR	GONZALES	TEXAS	786292700
WAL-MART - #292	1703 S COLORADO ST	LOCKHART	TEXAS	786443938
WAL-MART - #293	1712 E WASHINGTON AVE	NAVASOTA	TEXAS	778683247
WAL-MART - #294	1725 W EVERLY BROTHERS BLVD	CENTRAL CITY	KENTUCKY	423301833
WAL-MART - #295	131 EUREKA TOWNE CENTER DR	EUREKA	MISSOURI	630251031
WAL-MART - #296	ARKANSAS HWY	DARDANELLE	ARKANSAS	728340000
WAL-MART - #297	23651 HIGHWAY 59	PORTER	TEXAS	773655361
WAL-MART - #298	1968 US HIGHWAY 431	BOAZ	ALABAMA	359575901
WAL-MART - #299	150 WALTON AVE	BOWLING GREEN	KENTUCKY	421046361
WAL-MART - #300	1625 PELHAM RD S	JACKSONVILLE	ALABAMA	362653314
WAL-MART - #301	340 E MEIGHAN BLVD	GADSDEN	ALABAMA	359031049
WAL-MART - #302	6495 COUNTRY CLUB RD	MURPHYSBORO	ILLINOIS	629665202
WAL-MART - #303	950 MACKIE DR	HOLLY SPRINGS	MISSISSIPPI	386357406
WAL-MART - #304	3360 TOM AUSTIN HWY	SPRINGFIELD	TENNESSEE	371724516
WAL-MART - #305	905 HIGHWAY 16 W	CARTHAGE	MISSISSIPPI	390514426
WAL-MART - #306	1450 N BRINDLEE MOUNTAIN PKWY	ARAB	ALABAMA	350165431
WAL-MART - #307	1025 GLENWOOD DR	WEST MONROE	LOUISIANA	712915501
WAL-MART - #308	2518 HILLSBORO BLVD	MANCHESTER	TENNESSEE	373556535
WAL-MART - #309	3005 VETERANS MEMORIAL DR	ABBEVILLE	LOUISIANA	705104140

Exhibit 1 – Location List

WAL-MART - #310	729 ODD FELLOWS RD	CROWLEY	LOUISIANA	705262216
WAL-MART - #311	200 NORTHWEST BLVD	FRANKLIN	LOUISIANA	705383120
WAL-MART - #312	891 E LASALLE@ US HIGHWAY 167 S	VILLE PLATTE	LOUISIANA	705860000
WAL-MART - #313	4550 GRAVOIS RD	HOUSE SPRINGS	MISSOURI	630514319
WAL-MART - #314	1224 HUNTSVILLE HWY	FAYETTEVILLE	TENNESSEE	373343618
WAL-MART - #315	2453 2ND AVE E	ONEONTA	ALABAMA	351212791
WAL-MART - #316	973 GILBERT FERRY RD SE	ATTALLA	ALABAMA	359541111
WAL-MART - #317	201 MATTES AVE	VANDALIA	ILLINOIS	624712063
WAL-MART - #318	109 WP MALONE DR	ARKADELPHIA	ARKANSAS	719235210
WAL-MART - #319	2015 W FOXWOOD DR	RAYMORE	MISSOURI	640839380
WAL-MART - #320	600 N STATE HIGHWAY 6	MARLIN	TEXAS	766612821
WAL-MART - #321	203 HIGHWAY 290 W	BRENHAM	TEXAS	778336801
WAL-MART - #322	2200 BRIARCREST DR	BRYAN	TEXAS	778025000
WAL-MART - #323	7292 HIGHWAY 509	MANSFIELD	LOUISIANA	710526476
WAL-MART - #324	105 W HIGHWAY 16	BRISTOW	OKLAHOMA	740103390
WAL-MART - #325	908 WALTON WAY	RICHMOND	MISSOURI	640852193
WAL-MART - #326	1180 W 19TH STREET	HIGGINSVILLE	MISSOURI	640371557
WAL-MART - #327	1107 S MAIN ST	JAY	OKLAHOMA	743463848
WAL-MART - #328	961 N MARKET ST	WATERLOO	ILLINOIS	622981061
WAL-MART - #329	5560 MCCLELLAN BLVD	ANNISTON	ALABAMA	362061699
WAL-MART - #330	9002 N NAVARRO ST	VICTORIA	TEXAS	779041431
WAL-MART - #331	525 N CITIES SERVICE HWY	SULPHUR	LOUISIANA	706634107
WAL-MART - #332	6140 UNIVERSITY DR NW	HUNTSVILLE	ALABAMA	358061710
WAL-MART - #333	1701 N MAIN ST	BEAVER DAM	KENTUCKY	423208625
WAL-MART - #334	18600 SHIPMAN RD	CARLINVILLE	ILLINOIS	626269223
WAL-MART - #335	2196 EMPORIUM DR	JACKSON	TENNESSEE	383056004
WAL-MART - #336	1308 S ROCK ST	SHERIDAN	ARKANSAS	721507160
WAL-MART - #337	1025 WALTON DR	FREDERICKTOWN	MISSOURI	636457235
WAL-MART - #338	29 SW 1ST LN	LAMAR	MISSOURI	647591772
WAL-MART - #339	1123 HIGHWAY	FORDYCE	ARKANSAS	717421810
WAL-MART - #340	131 PAUL CARR DR	CHECOTAH	OKLAHOMA	744262063
WAL-MART - #341	1174 PONY EXPRESS HWY	MARYSVILLE	KANSAS	665088647
WAL-MART - #342	701 HOPI ST	HIAWATHA	KANSAS	664348929
WAL-MART - #343	1175 E 1500 NORTH RD	TAYLORVILLE	ILLINOIS	625689457
WAL-MART - #344	3413 WEST LOOP	EL CAMPO	TEXAS	774378020
WAL-MART - #345	2223 S LOOP	PALESTINE	TEXAS	758014705
WAL-MART - #346	1618 OHIO ST	AUGUSTA	KANSAS	670102191
WAL-MART - #347	633 HIGHWAY 82 W	INDIANOLA	MISSISSIPPI	387512078
WAL-MART - #348	427 HIGHWAY 425 N	MONTICELLO	ARKANSAS	716554015
WAL-MART - #350	101 E DAVID DR	YORK	NEBRASKA	684670000
WAL-MART - #352	2206 STATE ST	CHESTER	ILLINOIS	622331142
WAL-MART - #353	2121 HIGHWAY 16 S	GRAHAM	TEXAS	764504615
WAL-MART - #354	1888 HIGHWAY 28	OWENSVILLE	MISSOURI	650662808
WAL-MART - #355	2900 PEPPERELL PKWY	OPELIKA	ALABAMA	368016128
WAL-MART - #356	1717 S COLLEGE ST	AUBURN	ALABAMA	368325871
WAL-MART - #357	1003 W NEWTON ST	VERSAILLES	MISSOURI	650841813
WAL-MART - #358	367 W CHERRY ST	ALMA	ARKANSAS	729213408
WAL-MART - #359	3919 N MALL AVE	FAYETTEVILLE	ARKANSAS	727034906
WAL-MART - #360	3100 E MAIN ST	CUSHING	OKLAHOMA	740233072

Exhibit 1 – Location List

WAL-MART - #361	1040 COLLINSVILLE CROSSING BLVD	COLLINSVILLE	ILLINOIS	62234
WAL-MART - #362	2265 US HIGHWAY 43	WINFIELD	ALABAMA	355945164
WAL-MART - #363	855 CHEROKEE DR	MARSHALL	MISSOURI	653401611
WAL-MART - #364	810 HURST ST	CENTER	TEXAS	759353417
WAL-MART - #365	5520 HIGHWAY 80 E	PEARL	MISSISSIPPI	392088926
WAL-MART - #366	4525 HIGHWAY 411	MADISONVILLE	TENNESSEE	373541536
WAL-MART - #368	3201 N 16TH ST	PARSONS	KANSAS	673573472
WAL-MART - #369	2202 PIKE RD	WINFIELD	KANSAS	67156
WAL-MART - #370	2022 E 16TH ST	WELLINGTON	KANSAS	671528151
WAL-MART - #371	735 E HIGHWAY 377	GRANBURY	TEXAS	760482578
WAL-MART - #372	1905 N 14TH AVE	DODGE CITY	KANSAS	678012304
WAL-MART - #373	121 LEE ST	HUNTSVILLE	ARKANSAS	727408059
WAL-MART - #374	11207 S STATE HIGHWAY 51	COWETA	OKLAHOMA	744296442
WAL-MART - #375	2900 MEMORIAL PKWY SW	HUNTSVILLE	ALABAMA	358015634
WAL-MART - #376	2536 AIRLINE DR	BOSSIER CITY	LOUISIANA	711115813
WAL-MART - #378	209 ARIZONA AVE	HOLTON	KANSAS	66436
WAL-MART - #379	2004 W MARLER LN	OZARK	MISSOURI	657217661
WAL-MART - #380	1359 W 2ND ST	WALDRON	ARKANSAS	729587454
WAL-MART - #381	2720 E HIGHWAY 190	COPPERAS COVE	TEXAS	765222584
WAL-MART - #382	2101 S PRINCETON ST	OTTAWA	KANSAS	66067
WAL-MART - #383	1100 HIGHWAY 96 N	SILSBEE	TEXAS	776566404
WAL-MART - #384	100 N LHS DR	LUMBERTON	TEXAS	776578619
WAL-MART - #385	1202 E BROADWAY ST	CUERO	TEXAS	779542124
WAL-MART - #386	303 E INTERSTATE DR	JENNINGS	LOUISIANA	705463021
WAL-MART - #387	3100 E 1ST ST	CHANDLER	OKLAHOMA	748349585
WAL-MART - #388	2100 N 62ND ST	FORT SMITH	ARKANSAS	729045163
WAL-MART - #389	1225 W I 35 FRONTAGE RD	EDMOND	OKLAHOMA	730347394
WAL-MART - #390	275 WALTON DR	WAVERLY	TENNESSEE	371853382
WAL-MART - #391	2270 W MAIN ST	TUPELO	MISSISSIPPI	388013144
WAL-MART - #392	1349 E EAGLE RD	WEATHERFORD	OKLAHOMA	730969202
WAL-MART - #393	2171 S HIGHLAND AVE	JACKSON	TENNESSEE	383017739
WAL-MART - #394	15445 AL HIGHWAY 24	MOULTON	ALABAMA	356506602
WAL-MART - #395	2410 E EXPRESSWAY 83	MISSION	TEXAS	785728199
WAL-MART - #396	3812 LIBERTY HWY	ANDERSON	SOUTH CAROLINA	296211344
WAL-MART - #397	1200 E JACKSON AVE	MCALLEN	TEXAS	785031606
WAL-MART - #398	515 E LOOP 281	LONGVIEW	TEXAS	756055098
WAL-MART - #399	2440 GILMER RD	LONGVIEW	TEXAS	756042134
WAL-MART - #400	1407 N LOOP 336 W	CONROE	TEXAS	773043503
WAL-MART - #401	59690 BELLEVIEW DR	PLAQUEMINE	LOUISIANA	707646501
WAL-MART - #402	1932 REES ST	BREAUX BRIDGE	LOUISIANA	705174212
WAL-MART - #403	13675 HIGHWAY 43	RUSSELLVILLE	ALABAMA	356532831
WAL-MART - #404	1015 HIGHWAY 80	SAN MARCOS	TEXAS	78666
WAL-MART - #405	2204 S 5TH ST	LEESVILLE	LOUISIANA	714465327
WAL-MART - #406	570 ENON SPRINGS RD E	SMYRNA	TENNESSEE	371674409
WAL-MART - #407	1400 LOWES BLVD	KILLEEN	TEXAS	765425201
WAL-MART - #408	8585 MEMORIAL BLVD	PORT ARTHUR	TEXAS	776407012
WAL-MART - #409	42417 HIGHWAY 195	HALEYVILLE	ALABAMA	355657052
WAL-MART - #410	809 N 12TH ST	MURRAY	KENTUCKY	420711648
WAL-MART - #411	660 E MADISON ST	HOUSTON	MISSISSIPPI	388512411

Exhibit 1 – Location List

WAL-MART - #412	1405 E TYLER ST	ATHENS	TEXAS	757514613
WAL-MART - #413	1401 STATE HIGHWAY 100	PORT ISABEL	TEXAS	78578
WAL-MART - #414	5131 GREENBRIAR RD	WICHITA FALLS	TEXAS	763024151
WAL-MART - #415	123 SAINT NAZAIRE RD	BROUSSARD	LOUISIANA	705184202
WAL-MART - #417	1750 S BROADWAY ST	SULPHUR SPRINGS	TEXAS	754824902
WAL-MART - #418	2831 HIGHWAY 15	FAIRBURY	NEBRASKA	683521008
WAL-MART - #419	2003 E 1ST ST	PRATT	KANSAS	671248460
WAL-MART - #420	2700 CENTRAL FWY	WICHITA FALLS	TEXAS	763062843
WAL-MART - #421	800 S HIGHWAY 287	DECATUR	TEXAS	762341656
WAL-MART - #422	1304 E MAIN ST	ROBINSON	ILLINOIS	624543729
WAL-MART - #423	630 COLONIAL PROMENADE PKWY	ALABASTER	ALABAMA	350073111
WAL-MART - #424	1415 7TH ST S	CLANTON	ALABAMA	350453746
WAL-MART - #425	10675 HIGHWAY 5	BRENT	ALABAMA	350343908
WAL-MART - #426	4691 STATE HIGHWAY 121	LEWISVILLE	TEXAS	750564010
WAL-MART - #427	7401 INTERSTATE HIGHWAY 30	GREENVILLE	TEXAS	754027121
WAL-MART - #428	5801 MAIN ST	ZACHARY	LOUISIANA	707914028
WAL-MART - #429	1724 W UNIVERSITY DR	EDINBURG	TEXAS	785392800
WAL-MART - #430	1225 PARIS RD	MAYFIELD	KENTUCKY	420664989
WAL-MART - #431	3220 IRVIN COBB DR	PADUCAH	KENTUCKY	420032196
WAL-MART - #432	214 HAYNES ST	TALLADEGA	ALABAMA	351602560
WAL-MART - #433	2200 SPARKMAN DR NW	HUNTSVILLE	ALABAMA	358103820
WAL-MART - #434	11610 MEMORIAL PKWY SW	HUNTSVILLE	ALABAMA	358032152
WAL-MART - #435	12495 STATE ROUTE 143	HIGHLAND	ILLINOIS	622491099
WAL-MART - #436	2591 12TH ST	CARLYLE	ILLINOIS	622316499
WAL-MART - #437	310 OVERCREEK WAY	SEALY	TEXAS	774743797
WAL-MART - #438	3732 W WALKER ST	BRECKENRIDGE	TEXAS	764243996
WAL-MART - #440	2401 HIGHWAY 35 N	ROCKPORT	TEXAS	783825704
WAL-MART - #442	1133 GENERAL CAVAZOS BLVD	KINGSVILLE	TEXAS	783637100
WAL-MART - #443	109 22ND ST	HONDO	TEXAS	788612514
WAL-MART - #444	3315 S CAMPBELL AVE	SPRINGFIELD	MISSOURI	658074914
WAL-MART - #445	1801 ELIZABETHTOWN RD	LEITCHFIELD	KENTUCKY	427549138
WAL-MART - #446	1620 E MAIN ST	MADISONVILLE	TEXAS	778642298
WAL-MART - #447	2410 DODSON AVE	DEL RIO	TEXAS	788408009
WAL-MART - #448	6235 W PORT AVE	SHREVEPORT	LOUISIANA	711292503
WAL-MART - #449	4999 N TWIN CITY HWY	PORT ARTHUR	TEXAS	776425827
WAL-MART - #450	9550 MANSFIELD RD	SHREVEPORT	LOUISIANA	711184402
WAL-MART - #451	1201 GRINDSTONE PKWY	COLUMBIA	MISSOURI	652013741
WAL-MART - #452	2800 NOLANA AVE	MCALLEN	TEXAS	785044596
WAL-MART - #453	1007 N DOUGLASS ST	MALDEN	MISSOURI	638631515
WAL-MART - #454	150 COMMERCE DR	FAIRFIELD	ILLINOIS	628372366
WAL-MART - #456	3500 W ALTON GLOOR BLVD	BROWNSVILLE	TEXAS	785209286
WAL-MART - #457	1350 N MAIN ST	VIDOR	TEXAS	776623727
WAL-MART - #458	2501 W WHEELER AVE	ARANSAS PASS	TEXAS	783365916
WAL-MART - #459	10300 INDUSTRIAL BLVD NE	COVINGTON	GEORGIA	300141477
WAL-MART - #460	10 W 2ND ST	PANA	ILLINOIS	625571392
WAL-MART - #461	496 S BIBB AVE	EAGLE PASS	TEXAS	78852
WAL-MART - #462	400 HIGHWAY 35 BYP N	ALVIN	TEXAS	775118718
WAL-MART - #463	502 E FM 351	BEEVILLE	TEXAS	78102
WAL-MART - #464	3829 US HIGHWAY 77	CORPUS CHRISTI	TEXAS	784104529

Exhibit 1 – Location List

WAL-MART - #465	305 10TH ST	FLORESVILLE	TEXAS	781143126
WAL-MART - #466	1604 W MARKET ST	BOLIVAR	TENNESSEE	380081536
WAL-MART - #467	1515 S LOOP 288	DENTON	TEXAS	762054729
WAL-MART - #468	133 ARKANSAS BLVD	TEXARKANA	ARKANSAS	718541963
WAL-MART - #469	3415 GERSTNER MEMORIAL BLVD	LAKE CHARLES	LOUISIANA	706072147
WAL-MART - #470	1821 S PADRE ISLAND DR	CORPUS CHRISTI	TEXAS	784161398
WAL-MART - #471	150 N INTERSTATE 35 E	LANCASTER	TEXAS	751461844
WAL-MART - #472	2301 W KENOSHA ST	BROKEN ARROW	OKLAHOMA	740128912
WAL-MART - #473	2374 E AUSTIN ST	GIDDINGS	TEXAS	789423644
WAL-MART - #474	1002 N WELLS ST	EDNA	TEXAS	779572153
WAL-MART - #475	2701 S INTERSTATE 35	ROUND ROCK	TEXAS	78664
WAL-MART - #476	2805 S STATE HIGHWAY 36	GATESVILLE	TEXAS	765282738
WAL-MART - #477	9334 DAYTON PIKE	SODDY DAISY	TENNESSEE	373794855
WAL-MART - #478	819 N OAK ST	PEARSALL	TEXAS	780613422
WAL-MART - #479	2500 N MAIN ST	ALTUS	OKLAHOMA	735211600
WAL-MART - #480	US 36 & 151 SHETLAND DRIVE	PITTSFIELD	ILLINOIS	623631643
WAL-MART - #481	101 DETTRO DR	MATTOON	ILLINOIS	619389033
WAL-MART - #482	301 N COLUMBIA DR	WEST COLUMBIA	TEXAS	774862599
WAL-MART - #483	1903 COBBS FORD RD	PRATTVILLE	ALABAMA	360667289
WAL-MART - #484	3300 IOWA ST	LAWRENCE	KANSAS	660465206
WAL-MART - #485	37000 HIGHWAY 3089	DONALDSONVILLE	LOUISIANA	703468594
WAL-MART - #486	12801 KANSAS AVE	BONNER SPRINGS	KANSAS	660129202
WAL-MART - #487	10 CLINTON PLZ	CLINTON	ILLINOIS	617272187
WAL-MART - #488	1940 PAT THOMAS PKWY	QUINCY	FLORIDA	323518785
WAL-MART - #489	2799 W THOMAS ST	HAMMOND	LOUISIANA	704012838
WAL-MART - #490	1250 FLOUR BLUFF DR	CORPUS CHRISTI	TEXAS	784185102
WAL-MART - #491	5130 HINKLEVILLE RD	PADUCAH	KENTUCKY	420019132
WAL-MART - #492	650 KIMMEL RD	VINCENNES	INDIANA	475916341
WAL-MART - #493	305 LETTON DR	PARIS	KENTUCKY	403612252
WAL-MART - #494	1025 HIGHWAY 34 E	NEWNAN	GEORGIA	30265
WAL-MART - #495	1913 HIGHWAY 45 N	COLUMBUS	MISSISSIPPI	397051950
WAL-MART - #497	500 TAYLORSVILLE RD	SHELBYVILLE	KENTUCKY	400658104
WAL-MART - #498	3670 W OAK ST	JENA	LOUISIANA	713424474
WAL-MART - #499	5505 W OWEN K GARRIOTT RD	ENID	OKLAHOMA	737036075
WAL-MART - #500	4530 WOODROW BEAN	EL PASO	TEXAS	799244408
WAL-MART - #501	1621 HIGHWAY 15 N	LAUREL	MISSISSIPPI	394402123
WAL-MART - #502	16759 HIGHWAY 3235	GALLIANO	LOUISIANA	703540000
WAL-MART - #503	2103 MILAM ST	COLUMBUS	TEXAS	789343013
WAL-MART - #504	6702 SEAWALL BLVD	GALVESTON	TEXAS	775512026
WAL-MART - #505	1125 N PINE ST	DERIDDER	LOUISIANA	706342819
WAL-MART - #506	1540 N WORTHEY ST	FLORA	ILLINOIS	628391096
WAL-MART - #507	1000 BYPASS N	LAWRENCEBURG	KENTUCKY	403429462
WAL-MART - #508	1216 JUNCTION HWY	KERRVILLE	TEXAS	780284906
WAL-MART - #510	400 SHALLOWFORD RD NW	GAINESVILLE	GEORGIA	305044152
WAL-MART - #511	1283 BROAD ST	SUMTER	SOUTH CAROLINA	291501973
WAL-MART - #512	10727 GATEWAY BLVD W	EL PASO	TEXAS	799354906
WAL-MART - #513	201 W MARCY DR	BIG SPRING	TEXAS	797206557
WAL-MART - #514	2035 WHISKEY RD	AIKEN	SOUTH CAROLINA	298037956
WAL-MART - #515	2330 US 19	MURPHY	NORTH CAROLINA	289069029

Exhibit 1 – Location List

WAL-MART - #516	1200 W MAIN ST	GUN BARREL CITY	TEXAS	751565320
WAL-MART - #517	951 W STATE HIGHWAY 152	MUSTANG	OKLAHOMA	730642302
WAL-MART - #518	1550 RIVERSTONE PKWY	CANTON	GEORGIA	301142889
WAL-MART - #519	591 JOSEPH DR	HARRODSBURG	KENTUCKY	403302194
WAL-MART - #520	440 ATLANTA HWY NW	WINDER	GEORGIA	306807826
WAL-MART - #521	2500 N MARTIN LUTHER KING HWY	LAKE CHARLES	LOUISIANA	706011307
WAL-MART - #522	14215 FM 2100 RD	CROSBY	TEXAS	775329152
WAL-MART - #523	4609 NW LOOP	CARTHAGE	TEXAS	75633
WAL-MART - #524	200 BUSINESS PARK BLVD	KENEDY	TEXAS	781192026
WAL-MART - #526	3706 DIANN MARIE RD	LOUISVILLE	KENTUCKY	402413818
WAL-MART - #527	1801 N VELASCO ST	ANGLETON	TEXAS	775153014
WAL-MART - #528	2911 53RD AVE E	BRADENTON	FLORIDA	342034312
WAL-MART - #529	6410 INTERSTATE 45	LA MARQUE	TEXAS	775683085
WAL-MART - #530	2730 N WEST AVE	EL DORADO	ARKANSAS	717303124
WAL-MART - #531	3142 AMBASSADOR CAFFERY PKWY	LAFAYETTE	LOUISIANA	705067210
WAL-MART - #532	308 N AIRLINE HWY	GONZALES	LOUISIANA	707373009
WAL-MART - #533	1205 E ADMIRAL DOYLE DR	NEW IBERIA	LOUISIANA	705606308
WAL-MART - #534	1229 NW EVANGELINE TRWY	LAFAYETTE	LOUISIANA	705013551
WAL-MART - #535	4350 SOUTHWEST DR	ABILENE	TEXAS	796068207
WAL-MART - #536	1650 STATE HIGHWAY 351	ABILENE	TEXAS	796015597
WAL-MART - #537	4210 JOHN BEN SHEPPERD PKWY	ODESSA	TEXAS	797628153
WAL-MART - #538	2649 NW 13TH ST	GAINESVILLE	FLORIDA	326092898
WAL-MART - #539	2050 N MALL DR	ALEXANDRIA	LOUISIANA	713013619
WAL-MART - #540	973 HIGHWAY 90 E	MORGAN CITY	LOUISIANA	703805139
WAL-MART - #541	880 N HIGHWAY 190	COVINGTON	LOUISIANA	704335147
WAL-MART - #542	1633 MARTIN LUTHER KING JR BLVD	HOUMA	LOUISIANA	703602407
WAL-MART - #543	1629 CRESWELL LN EXT	OPELOUSAS	LOUISIANA	705707815
WAL-MART - #544	5401 TINKER DIAGONAL ST	DEL CITY	OKLAHOMA	731154622
WAL-MART - #545	240 MANCHESTER SQUARE SHPG CTR	MANCHESTER	KENTUCKY	409628700
WAL-MART - #546	5330 FM 1640 RD	RICHMOND	TEXAS	774695435
WAL-MART - #547	2602 JAMES L REDMAN PKWY	PLANT CITY	FLORIDA	335669460
WAL-MART - #548	630 COLLINS HILL RD	LAWRENCEVILLE	GEORGIA	300454461
WAL-MART - #549	3800 N LOVINGTON HWY	HOBBS	NEW MEXICO	882401033
WAL-MART - #550	2610 W HAVEN RD	LAWRENCEVILLE	ILLINOIS	624393345
WAL-MART - #551	1024 S STATE ROAD 19	PALATKA	FLORIDA	321779000
WAL-MART - #552	350 WHITESBURG PLZ	WHITESBURG	KENTUCKY	41858
WAL-MART - #553	39142 NATCHEZ DR	SLIDELL	LOUISIANA	704612142
WAL-MART - #554	5610 SAN BERNARDO AVE	LAREDO	TEXAS	780413009
WAL-MART - #555	2423 HIGHWAY 80 W	DUBLIN	GEORGIA	31021
WAL-MART - #556	2425 MEMORIAL DR	WAYCROSS	GEORGIA	315036337
WAL-MART - #557	2301 INDUSTRIAL RD	EMPORIA	KANSAS	668016617
WAL-MART - #558	2900 S 9TH ST	SALINA	KANSAS	674017879
WAL-MART - #559	3003 N HIGHWAY 61	MUSCATINE	IOWA	527615811
WAL-MART - #560	4201 N BELT HWY	SAINT JOSEPH	MISSOURI	645061299
WAL-MART - #561	1410 E MAIN ST	EASTLAND	TEXAS	764483023
WAL-MART - #562	8551 WHITFIELD AVE	LEEDS	ALABAMA	350947560
WAL-MART - #563	2400 VETERANS MEMORIAL PKWY	ORANGE CITY	FLORIDA	327631700

Exhibit 1 – Location List

WAL-MART - #564	6100 W RENO AVE	OKLAHOMA CITY	OKLAHOMA	731276524
WAL-MART - #565	3801 W STATE HIGHWAY 31	CORSICANA	TEXAS	751109211
WAL-MART - #566	1115 AMERICAN WAY	BOONVILLE	INDIANA	476018604
WAL-MART - #567	475 STATE HIGHWAY 36 N	CALDWELL	TEXAS	778367552
WAL-MART - #568	1 MYERS ST	CARTHAGE	TENNESSEE	370301174
WAL-MART - #569	2988 BURKESVILLE RD	COLUMBIA	KENTUCKY	427288534
WAL-MART - #571	112 OSBOURNE WAY	GEORGETOWN	KENTUCKY	403249636
WAL-MART - #572	1201 STONE ST	KILGORE	TEXAS	756625433
WAL-MART - #573	1000 NE SAM WALTON LN	LEES SUMMIT	MISSOURI	640868426
WAL-MART - #574	2751 BEAVER RUN BLVD	SURFSIDE BEACH	SOUTH CAROLINA	295755385
WAL-MART - #575	12182 HIGHWAY 92	WOODSTOCK	GEORGIA	301884481
WAL-MART - #576	207 S MEMORIAL DR	TULSA	OKLAHOMA	741122201
WAL-MART - #577	13600 S ALDEN ST	OLATHE	KANSAS	660625829
WAL-MART - #578	1414 PKWY	SEVIERVILLE	TENNESSEE	37862
WAL-MART - #579	2355 US HIGHWAY 1 S	SAINT AUGUSTINE	FLORIDA	320866072
WAL-MART - #580	1050 E VAN FLEET DR	BARTOW	FLORIDA	338307618
WAL-MART - #581	2802 S CENTER ST	MARSHALLTOWN	IOWA	501584708
WAL-MART - #582	1590 DUNLAWTON AVE	PORT ORANGE	FLORIDA	321274752
WAL-MART - #583	19740 ALBERTA ST	ONEIDA	TENNESSEE	378413305
WAL-MART - #584	20 FERGUSON BLVD	DRY RIDGE	KENTUCKY	410358699
WAL-MART - #585	2377 DAVE LYLE BLVD	ROCK HILL	SOUTH CAROLINA	297307939
WAL-MART - #586	2709 CHURCH ST	CONWAY	SOUTH CAROLINA	295264440
WAL-MART - #587	202 SAM WALTON DR	SPARTA	TENNESSEE	385838810
WAL-MART - #588	2825 LEDO RD	ALBANY	GEORGIA	317071287
WAL-MART - #589	11901 STANDIFORD PLAZA DR	LOUISVILLE	KENTUCKY	402295906
WAL-MART - #590	6300 OAKMONT BLVD	FORT WORTH	TEXAS	761322813
WAL-MART - #591	805 US HIGHWAY 27 S	CYNTHIANA	KENTUCKY	410316888
WAL-MART - #592	2020 N SE BLVD	DERBY	KANSAS	67037
WAL-MART - #593	1450 BOWENS MILL RD SE	DOUGLAS	GEORGIA	315331500
WAL-MART - #594	125 PAVILION PKWY	FAYETTEVILLE	GEORGIA	302144098
WAL-MART - #595	1801 W LINCOLN ST	HARLINGEN	TEXAS	785525909
WAL-MART - #596	1713 S PARK AVE	HERRIN	ILLINOIS	629484166
WAL-MART - #597	7075 FM 1960 RD W	HOUSTON	TEXAS	770693601
WAL-MART - #598	5411 2ND AVE	KEARNEY	NEBRASKA	688472435
WAL-MART - #599	3200 FORT HENRY DR	KINGSPORT	TENNESSEE	376644022
WAL-MART - #600	2801 CHARLES ST	PAMPA	TEXAS	790652824
WAL-MART - #601	5501 SHERWOOD WAY	SAN ANGELO	TEXAS	769049738
WAL-MART - #602	1025 SAWDUST RD	THE WOODLANDS	TEXAS	773802151
WAL-MART - #603	3320 VETERANS DR	PEKIN	ILLINOIS	615546201
WAL-MART - #604	4310 MONTGOMERY HWY	DOTHAN	ALABAMA	363031576
WAL-MART - #605	1955 E MONTGOMERY XRD	SAVANNAH	GEORGIA	314065036
WAL-MART - #606	4725 US HIGHWAY 80 E	SAVANNAH	GEORGIA	314102921
WAL-MART - #607	923 W 11TH ST	HOBART	OKLAHOMA	736515435
WAL-MART - #608	4517 N MIDLAND DR	MIDLAND	TEXAS	797073325
WAL-MART - #609	3650 STARDUST DR	HANNIBAL	MISSOURI	634012480
WAL-MART - #610	2765 W WASHINGTON ST	STEPHENVILLE	TEXAS	764013740
WAL-MART - #611	4500 N MAIN ST	ROSWELL	NEW MEXICO	88201
WAL-MART - #612	2250 LINCOLN AVE	CHARLESTON	ILLINOIS	619203028
WAL-MART - #613	1521 W GRANADA BLVD	ORMOND BEACH	FLORIDA	321745920

Exhibit 1 – Location List

WAL-MART - #614	803 NEW FRANKLIN RD	LAGRANGE	GEORGIA	302401843
WAL-MART - #615	101 MARKET PLACE BLVD	CARTERSVILLE	GEORGIA	301212236
WAL-MART - #616	2795 NORTH RD	ORANGEBURG	SOUTH CAROLINA	291182806
WAL-MART - #617	757 W WOLFE ST	SULLIVAN	INDIANA	478827116
WAL-MART - #618	4166 JIMMY LEE SMITH PKWY	HIRAM	GEORGIA	301410000
WAL-MART - #619	3034 RHEA COUNTY HWY	DAYTON	TENNESSEE	373215806
WAL-MART - #620	220 CENTURY BLVD	BRISTOL	TENNESSEE	376206721
WAL-MART - #621	230 KELLEY ST	LAKE CITY	SOUTH CAROLINA	295602000
WAL-MART - #622	7800 NW EXPRESSWAY ST	OKLAHOMA CITY	OKLAHOMA	731321699
WAL-MART - #623	ATTN CASH OFFICE	NORTH FORT MYERS	FLORIDA	339033764
WAL-MART - #624	2812 MAIN ST	NEWBERRY	SOUTH CAROLINA	291084134
WAL-MART - #625	1310 N FRASER ST	GEORGETOWN	SOUTH CAROLINA	294402800
WAL-MART - #626	2000 HOBBS HWY	SEMINOLE	TEXAS	793603039
WAL-MART - #627	805 ENTERPRISE RD	DILLON	SOUTH CAROLINA	295367821
WAL-MART - #628	9880 DORCHESTER RD	SUMMERVILLE	SOUTH CAROLINA	294858545
WAL-MART - #629	513 N DUNCAN BYP	UNION	SOUTH CAROLINA	293798648
WAL-MART - #630	2530 DAVID H MCLEOD BLVD	FLORENCE	SOUTH CAROLINA	295014040
WAL-MART - #631	115 ROLLING HILLS CIR	EASLEY	SOUTH CAROLINA	296407109
WAL-MART - #632	1481 N HIGHWAY 17	MOUNT PLEASANT	SOUTH CAROLINA	294643311
WAL-MART - #633	730 TENNEY ST	KEWANEE	ILLINOIS	614433702
WAL-MART - #634	2240 W DEKALB ST	CAMDEN	SOUTH CAROLINA	290202069
WAL-MART - #635	6000 OGEECHEE RD	SAVANNAH	GEORGIA	314197528
WAL-MART - #636	2111 CLAUDE BAILEY PKWY	PRINCETON	ILLINOIS	613568618
WAL-MART - #637	200 FRONTIER ST	LEXINGTON	NEBRASKA	688505677
WAL-MART - #638	165 WALTON DR	GAFFNEY	SOUTH CAROLINA	293411268
WAL-MART - #639	150 ALTAMA CONNECTOR	BRUNSWICK	GEORGIA	315252242
WAL-MART - #640	1451 WOODRUFF RD	GREENVILLE	SOUTH CAROLINA	296075741
WAL-MART - #641	6134 WHITE HORSE RD	GREENVILLE	SOUTH CAROLINA	296113837
WAL-MART - #642	1040 CHESTERFIELD HWY	CHERAW	SOUTH CAROLINA	295207010
WAL-MART - #643	10820 KINGS RD	MYRTLE BEACH	SOUTH CAROLINA	295726070
WAL-MART - #644	651 28 BY-PASS	ANDERSON	SOUTH CAROLINA	296240000
WAL-MART - #645	2400 W PASEWALK AVE	NORFOLK	NEBRASKA	687014608
WAL-MART - #646	101 115TH ST	ANAMOSA	IOWA	522057976
WAL-MART - #647	415 INDUSTRIAL AVE	GRINNELL	IOWA	501122595
WAL-MART - #648	1661 JUNGERMANN RD	SAINT PETERS	MISSOURI	633042821
WAL-MART - #649	3175 CHENEY HWY	TITUSVILLE	FLORIDA	327805979
WAL-MART - #650	1941 NEELEY RD	BIG STONE GAP	VIRGINIA	242194487
WAL-MART - #651	4145 DOWLEN RD	BEAUMONT	TEXAS	777066852
WAL-MART - #652	3101 E KANSAS AVE	GARDEN CITY	KANSAS	678466999
WAL-MART - #653	300 CLINIC DR	HOPKINSVILLE	KENTUCKY	422404989
WAL-MART - #655	1756 E CENTER ST	MADISONVILLE	KENTUCKY	424312253
WAL-MART - #656	1880 N MAIN ST	SHELBYVILLE	TENNESSEE	371602018
WAL-MART - #657	768 S JEFFERSON AVE	COOKEVILLE	TENNESSEE	385014070
WAL-MART - #658	2510 REDMOND CIR NW	ROME	GEORGIA	301651913
WAL-MART - #659	7044 CHARLOTTE PIKE	NASHVILLE	TENNESSEE	372094210
WAL-MART - #660	517 W AVALON AVE	MUSCLE SHOALS	ALABAMA	356612811
WAL-MART - #661	1011 US HIGHWAY 72 E	ATHENS	ALABAMA	356114319
WAL-MART - #662	2800 SPRING AVE SW	DECATUR	ALABAMA	356031218
WAL-MART - #663	1815 DECATUR PIKE	ATHENS	TENNESSEE	373034932

Exhibit 1 – Location List

WAL-MART - #664	4301 N VINE ST	HAYS	KANSAS	676019484
WAL-MART - #665	725 CAMPBELLSVILLE BYP	CAMPBELLSVILLE	KENTUCKY	427188846
WAL-MART - #666	3525 US HIGHWAY 27 N	SEBRING	FLORIDA	338701640
WAL-MART - #667	2111 N JACKSON ST	TULLAHOMA	TENNESSEE	373882207
WAL-MART - #668	915 N CHANCERY ST	MC MINNVILLE	TENNESSEE	371101568
WAL-MART - #669	2545 E WALNUT AVE	DALTON	GEORGIA	307218792
WAL-MART - #670	626 OLIVE ST SW	CULLMAN	ALABAMA	350555594
WAL-MART - #671	615 S CUMBERLAND ST	LEBANON	TENNESSEE	370875107
WAL-MART - #672	1030 HUNTERS XING	ALCOA	TENNESSEE	377011849
WAL-MART - #673	3050 WILMA RUDOLPH BLVD	CLARKSVILLE	TENNESSEE	370405031
WAL-MART - #674	1112 NASHVILLE PIKE	GALLATIN	TENNESSEE	370667116
WAL-MART - #675	1601 W REELFOOT AVE	UNION CITY	TENNESSEE	382615554
WAL-MART - #676	1102 HIGHWAY 27	ROCKWOOD	TENNESSEE	378540000
WAL-MART - #677	2650 LAKE RD	DYERSBURG	TENNESSEE	380241656
WAL-MART - #678	1075 COSBY HWY	NEWPORT	TENNESSEE	378217372
WAL-MART - #680	3755 E ANDREW JOHNSON HWY	GREENEVILLE	TENNESSEE	377451078
WAL-MART - #681	11697 US HIGHWAY 431	GUNTERSVILLE	ALABAMA	359765667
WAL-MART - #682	2000 OLD FORT PKWY	MURFREESBORO	TENNESSEE	371296907
WAL-MART - #683	2130 N LOCUST AVE	LAWRENCEBURG	TENNESSEE	384644456
WAL-MART - #684	547 W CHURCH ST	LEXINGTON	TENNESSEE	383511703
WAL-MART - #685	475 S DAVY CROCKETT PKWY	MORRISTOWN	TENNESSEE	378135814
WAL-MART - #686	120 BENJAMIN H HILL DR W	FITZGERALD	GEORGIA	317508607
WAL-MART - #687	168 OBED PLZ	CROSSVILLE	TENNESSEE	385558744
WAL-MART - #688	5824 NOLENSVILLE PIKE	NASHVILLE	TENNESSEE	372116489
WAL-MART - #689	177 WASHINGTON DR	SOMERSET	KENTUCKY	425012938
WAL-MART - #690	1001 OVER MOUNTAIN DR	ELIZABETHTON	TENNESSEE	376432855
WAL-MART - #691	2001 GLENN BLVD SW	FORT PAYNE	ALABAMA	359683535
WAL-MART - #692	100 WALTON AVE	DANVILLE	KENTUCKY	404228414
WAL-MART - #693	1589 HIGHWAY 15 S	JACKSON	KENTUCKY	413399634
WAL-MART - #694	1195 BARRETT BLVD	HENDERSON	KENTUCKY	42420
WAL-MART - #695	2232 GALLATIN PIKE N	MADISON	TENNESSEE	371152000
WAL-MART - #696	477 VILLAGE DR	PRESTONSBURG	KENTUCKY	416531146
WAL-MART - #697	2600 SW 19TH AVENUE RD	OCALA	FLORIDA	344711393
WAL-MART - #698	4495 KEITH ST NW	CLEVELAND	TENNESSEE	373124820
WAL-MART - #699	2530 JACKSON AVE W	OXFORD	MISSISSIPPI	386555403
WAL-MART - #700	1501 AL HIGHWAY 14 E	SELMA	ALABAMA	367030000
WAL-MART - #701	5031 FREDERICA ST	OWENSBORO	KENTUCKY	423017410
WAL-MART - #702	1859 BYPASS RD	WINCHESTER	KENTUCKY	403912713
WAL-MART - #703	27650 STATE HIGHWAY 249	TOMBALL	TEXAS	773756518
WAL-MART - #705	17030 US HIGHWAY 441	MOUNT DORA	FLORIDA	327576733
WAL-MART - #706	7631 GALL BLVD	ZEPHYRHILLS	FLORIDA	335414321
WAL-MART - #707	1000 S STATE ST	CLARKSDALE	MISSISSIPPI	386144704
WAL-MART - #708	2150 IOWA BLVD	VICKSBURG	MISSISSIPPI	391805572
WAL-MART - #709	100 WALMART DR	ELIZABETHTOWN	KENTUCKY	427015543
WAL-MART - #710	4424 LEBANON PIKE	HERMITAGE	TENNESSEE	370761312
WAL-MART - #711	2345 HAPPY VALLEY RD	GLASGOW	KENTUCKY	421418076
WAL-MART - #712	24833 JOHN T REID PKWY	SCOTTSBORO	ALABAMA	357682340
WAL-MART - #713	12650 US HIGHWAY 301	DADE CITY	FLORIDA	335256058
WAL-MART - #714	602 SHEILA DR	WEST HELENA	ARKANSAS	723901823

Exhibit 1 – Location List

WAL-MART - #715	1501 SKYLAND BLVD E	TUSCALOOSA	ALABAMA	354054231
WAL-MART - #716	2202 HIGHWAY 82 W	GREENWOOD	MISSISSIPPI	389302706
WAL-MART - #718	2021 US HIGHWAY 92 W	AUBURNDALE	FLORIDA	338233920
WAL-MART - #719	820 EASTERN BYP	RICHMOND	KENTUCKY	404752512
WAL-MART - #720	301 LEONARDWOOD RD	FRANKFORT	KENTUCKY	406016531
WAL-MART - #721	19100 MURDOCK CIR	PORT CHARLOTTE	FLORIDA	339481022
WAL-MART - #722	1735 S HIGHWAY 27	CARROLLTON	GEORGIA	301178928
WAL-MART - #723	1420 HIGHWAY 231 S	TROY	ALABAMA	360812534
WAL-MART - #724	630 E BROADWAY BLVD	JEFFERSON CITY	TENNESSEE	377604919
WAL-MART - #725	36205 US HIGHWAY 27 N	HAINES CITY	FLORIDA	33844
WAL-MART - #726	2643 HIGHWAY 280	ALEXANDER CITY	ALABAMA	350103675
WAL-MART - #727	1585 ROME HWY	CEDARTOWN	GEORGIA	301254402
WAL-MART - #728	25 PEMBROKE DR	HILTON HEAD ISLAND	SOUTH CAROLINA	299262259
WAL-MART - #729	3795 E JOHN ROWAN BLVD	BARDSTOWN	KENTUCKY	400043214
WAL-MART - #730	41301 US HIGHWAY 280	SYLACAUGA	ALABAMA	351508046
WAL-MART - #731	969 US HIGHWAY 80 W	DEMOPOLIS	ALABAMA	367324102
WAL-MART - #733	3501 20TH AVE	VALLEY	ALABAMA	368543206
WAL-MART - #734	600 BOLL WEEVIL CIR	ENTERPRISE	ALABAMA	363302715
WAL-MART - #735	2675 DECHERD BLVD	WINCHESTER	TENNESSEE	373981166
WAL-MART - #736	120 SAM WALTON DR	RUSSELLVILLE	KENTUCKY	422769311
WAL-MART - #737	1334 N ELLINGTON PKWY	LEWISBURG	TENNESSEE	370912218
WAL-MART - #738	2200 HIGHWAY 641 N	CAMDEN	TENNESSEE	383205276
WAL-MART - #739	US HIGHWAY 25 E	MIDDLESBORO	KENTUCKY	40965
WAL-MART - #740	401 HIGHWAY 231 S	OZARK	ALABAMA	363600000
WAL-MART - #741	911 HIGHWAY 321 N	LENOIR CITY	TENNESSEE	377716409
WAL-MART - #742	2500 W STONE DR	KINGSPORT	TENNESSEE	376602356
WAL-MART - #743	100 E I 240 SERVICE RD	OKLAHOMA CITY	OKLAHOMA	731491612
WAL-MART - #744	6626 FM 1960 RD E	HUMBLE	TEXAS	773462712
WAL-MART - #745	5600 N HENRY BLVD	STOCKBRIDGE	GEORGIA	302813246
WAL-MART - #746	3401 S 31ST ST	TEMPLE	TEXAS	765021902
WAL-MART - #747	1511 CAMP JACKSON RD	CAHOKIA	ILLINOIS	622062569
WAL-MART - #748	300 IOWA SPEEDWAY DR	NEWTON	IOWA	502089484
WAL-MART - #749	3015 GRAND AVE	AMES	IOWA	500104201
WAL-MART - #750	302 ENTERPRISE DR	INDEPENDENCE	IOWA	506449601
WAL-MART - #751	1650 WASHINGTON ST	PELLA	IOWA	502197547
WAL-MART - #752	5200 FAIRMONT PKWY	PASADENA	TEXAS	775053802
WAL-MART - #753	525 BRANDILYNN BLVD	CEDAR FALLS	IOWA	506137417
WAL-MART - #754	730 NORTHSIDE DR E	STATESBORO	GEORGIA	304584798
WAL-MART - #755	4610 S COULTER ST	AMARILLO	TEXAS	791196403
WAL-MART - #756	13427 HIGHWAY 27	TRION	GEORGIA	307531549
WAL-MART - #757	2151 W OAKLAWN RD	PLEASANTON	TEXAS	780644604
WAL-MART - #758	1711 E LAMAR ST	AMERICUS	GEORGIA	317095554
WAL-MART - #759	1480 US HIGHWAY 17 N	WAUCHULA	FLORIDA	338735006
WAL-MART - #760	1002 OLD HIGHWAY 60	HARDINSBURG	KENTUCKY	401432832
WAL-MART - #761	4858 HIGHWAY 1	MATHEWS	LOUISIANA	703752043
WAL-MART - #762	9248 PARKWAY E	BIRMINGHAM	ALABAMA	352061509
WAL-MART - #763	7201 AARON ARONOV DR	FAIRFIELD	ALABAMA	350641833
WAL-MART - #764	750 ACADEMY DR	BESSEMER	ALABAMA	350225200
WAL-MART - #765	16503 NACOGDOCHES RD	SAN ANTONIO	TEXAS	782471010

Exhibit 1 – Location List

WAL-MART - #766	3100 HOUGH RD	FLORENCE	ALABAMA	356306902
WAL-MART - #767	2767 W US HIGHWAY 90	LAKE CITY	FLORIDA	320554751
WAL-MART - #768	1313 N FRY RD	KATY	TEXAS	774490000
WAL-MART - #769	4150 TAMIAMI TRL S	VENICE	FLORIDA	342935130
WAL-MART - #770	3503 10TH ST	GREAT BEND	KANSAS	675303538
WAL-MART - #771	1500 E MERRITT ISLAND CSWY	MERRITT ISLAND	FLORIDA	329522612
WAL-MART - #772	3506 HIGHWAY 6 S	HOUSTON	TEXAS	770824204
WAL-MART - #773	1538 W LAUREL AVE	EUNICE	LOUISIANA	705354016
WAL-MART - #774	818 E 23RD ST	COLUMBUS	NEBRASKA	686013866
WAL-MART - #775	659 KNOX SQUARE DR	GALESBURG	ILLINOIS	614018605
WAL-MART - #776	3010 E 23RD ST	FREMONT	NEBRASKA	680252479
WAL-MART - #777	3115 EDGAR BROWN DR	ORANGE	TEXAS	776305347
WAL-MART - #778	5001 TAYLOR RD	PUNTA GORDA	FLORIDA	339504722
WAL-MART - #779	3501 S FLORIDA AVE	LAKELAND	FLORIDA	338034860
WAL-MART - #780	2050 W SPRING ST	MONROE	GEORGIA	306553164
WAL-MART - #781	2700 US HIGHWAY 281	MARBLE FALLS	TEXAS	786543810
WAL-MART - #782	3100 E MAIN ST	UVALDE	TEXAS	788016235
WAL-MART - #783	705 E BRIGGS DR	MACON	MISSOURI	635521906
WAL-MART - #784	1045 N GRAND AVE	MOUNT PLEASANT	IOWA	526413111
WAL-MART - #785	1350 AZALEA DR	WAYNESBORO	MISSISSIPPI	393672257
WAL-MART - #786	2300 SYCAMORE RD	DEKALB	ILLINOIS	601152067
WAL-MART - #787	7050 HIGHWAY 85	RIVERDALE	GEORGIA	302742946
WAL-MART - #788	1966 HIGHWAY 65 S	CLINTON	ARKANSAS	720316796
WAL-MART - #789	200 HWY 80	MESQUITE	TEXAS	751491656
WAL-MART - #790	1902 W B ST	MC COOK	NEBRASKA	690013586
WAL-MART - #791	2701 E MAIN ST	ALICE	TEXAS	783324194
WAL-MART - #792	1500 SE 5TH ST	ALEDO	ILLINOIS	612319400
WAL-MART - #793	1701 N 23RD ST	CANYON	TEXAS	790157962
WAL-MART - #794	1905 E 17TH AVE	HUTCHINSON	KANSAS	675011104
WAL-MART - #795	11391 DUNBARTON BLVD	BARNWELL	SOUTH CAROLINA	298123033
WAL-MART - #796	5307 RT 251	PERU	ILLINOIS	61354
WAL-MART - #797	324 W AGENCY RD	WEST BURLINGTON	IOWA	526551674
WAL-MART - #798	108 KYDEN DR	MARSHALL	ILLINOIS	62441
WAL-MART - #799	250 E TUCKER RD	LIBERAL	KANSAS	679015297
WAL-MART - #800	2501 CITRUS BLVD	LEESBURG	FLORIDA	347487204
WAL-MART - #801	1605 S MAIN ST	MARYVILLE	MISSOURI	644682611
WAL-MART - #802	300 6TH AVE W	MONROE	WISCONSIN	535661342
WAL-MART - #803	218 CUMBERLAND ST	BOGALUSA	LOUISIANA	704273104
WAL-MART - #804	601 FM 1821	MINERAL WELLS	TEXAS	760679119
WAL-MART - #805	653 GRAVOIS BLUFFS BLVD	FENTON	MISSOURI	630267715
WAL-MART - #806	571 WALTON BLVD	LAS CRUCES	NEW MEXICO	880018449
WAL-MART - #807	6401 NE LOOP 820	NORTH RICHLAND HILLS	TEXAS	761806041
WAL-MART - #808	121 HIGHWAY 332 W	LAKE JACKSON	TEXAS	775664015
WAL-MART - #809	92 PLAZA LN	OXFORD	ALABAMA	362032440
WAL-MART - #810	4151 4TH ST SW	MASON CITY	IOWA	504017346
WAL-MART - #811	2725 SE HIGHWAY 70	ARCADIA	FLORIDA	342665665
WAL-MART - #812	2003 S DUMAS AVE	DUMAS	TEXAS	790296101
WAL-MART - #813	401 W COMMERCE ST	BROWNWOOD	TEXAS	768011701
WAL-MART - #814	2101 S PARROTT AVE	OKEECHOBEE	FLORIDA	349746160

Exhibit 1 – Location List

WAL-MART - #815	4252 HIGHWAY 54	OSAGE BEACH	MISSOURI	650652171
WAL-MART - #816	960 BROOKWAY BLVD	BROOKHAVEN	MISSISSIPPI	396012644
WAL-MART - #817	4444 W VINE ST	KISSIMMEE	FLORIDA	347465315
WAL-MART - #818	10270 FRONT BEACH RD	PANAMA CITY BEACH	FLORIDA	324073808
WAL-MART - #819	1619 DEL PRADO BLVD S	CAPE CORAL	FLORIDA	339903790
WAL-MART - #820	2150 MAIN ST	BOONVILLE	MISSOURI	652331941
WAL-MART - #821	3728 N PRINCE ST	CLOVIS	NEW MEXICO	881019744
WAL-MART - #822	3700 E INTERSTATE 40	AMARILLO	TEXAS	791036127
WAL-MART - #823	1101 E PROSPECT AVE	PONCA CITY	OKLAHOMA	746011701
WAL-MART - #824	8000 ACADEMY RD NE	ALBUQUERQUE	NEW MEXICO	871111159
WAL-MART - #825	1283 US HIGHWAY 27 N	STANFORD	KENTUCKY	404849750
WAL-MART - #826	4600 E MAIN ST	FARMINGTON	NEW MEXICO	874028663
WAL-MART - #827	603 E HIGHWAY 243	CANTON	TEXAS	751032420
WAL-MART - #828	2373 E MAIN ST	PLAINFIELD	INDIANA	461682717
WAL-MART - #829	3251 CERRILLOS RD	SANTA FE	NEW MEXICO	875072924
WAL-MART - #830	1901 1ST AVE	ROCK FALLS	ILLINOIS	610713504
WAL-MART - #831	301 SAN MATEO BLVD SE	ALBUQUERQUE	NEW MEXICO	871082919
WAL-MART - #833	1344 IL HIGHWAY 1	CARMI	ILLINOIS	628214902
WAL-MART - #834	810 S 37TH ST	BETHANY	MISSOURI	644242770
WAL-MART - #835	400 EUBANK BLVD NE	ALBUQUERQUE	NEW MEXICO	871232758
WAL-MART - #836	6586 GA HIGHWAY 40 E	SAINT MARYS	GEORGIA	315584039
WAL-MART - #837	333 E WALNUT ST	THAYER	MISSOURI	657911523
WAL-MART - #838	220 S HIGHWAY 97	SAND SPRINGS	OKLAHOMA	740636571
WAL-MART - #839	9350 CORTANA PL	BATON ROUGE	LOUISIANA	708158603
WAL-MART - #841	1126 HIGHWAY 38	TIPTON	IOWA	527729400
WAL-MART - #842	4200 DILLON DR	PUEBLO	COLORADO	810082113
WAL-MART - #843	131 N US 19 & SYLVESTER RD	CAMILLA	GEORGIA	317300000
WAL-MART - #844	333 E. RT 6	MORRIS	ILLINOIS	604500000
WAL-MART - #845	1250 W DALLAS ST	BUFFALO	MISSOURI	656225403
WAL-MART - #846	2125 W TRAVIS ST	LA GRANGE	TEXAS	789452620
WAL-MART - #847	601 E LEFFLER ST	DODGEVILLE	WISCONSIN	535332123
WAL-MART - #848	6811 SOUTHCREST PKWY	SOUTHAVEN	MISSISSIPPI	386719538
WAL-MART - #849	155 LOUETTA XING	SPRING	TEXAS	773733007
WAL-MART - #850	2701 CARLISLE BLVD NE	ALBUQUERQUE	NEW MEXICO	871102830
WAL-MART - #851	1800 W HIGHWAY 70	RUIDOSO DOWNS	NEW MEXICO	883469500
WAL-MART - #852	4041 VETERANS DR	OTTAWA	ILLINOIS	613509602
WAL-MART - #853	685 SCHILLINGER RD S	MOBILE	ALABAMA	366958944
WAL-MART - #854	2460 E WABASH ST	FRANKFORT	INDIANA	460419429
WAL-MART - #855	4735 JONESBORO RD	UNION CITY	GEORGIA	302911915
WAL-MART - #856	404 U S HIGHWAY 27 BYP	BREMEN	GEORGIA	301101950
WAL-MART - #857	3653 S ORLANDO DR	SANFORD	FLORIDA	327735611
WAL-MART - #858	361 & 8TH AVE NE	CAIRO	GEORGIA	398281603
WAL-MART - #859	2000 STATE ROAD 60 E	LAKE WALES	FLORIDA	338985182
WAL-MART - #860	1699 N WOODLAND BLVD	DELAND	FLORIDA	327201803
WAL-MART - #861	4215 S LOOP 289	LUBBOCK	TEXAS	794231100
WAL-MART - #862	751 W OGLETHORPE HWY	HINESVILLE	GEORGIA	313134416
WAL-MART - #863	4180 HIGHWAY 431	ROANOKE	ALABAMA	362742604
WAL-MART - #864	3109 E 1ST ST	VIDALIA	GEORGIA	304748830
WAL-MART - #865	1209 N INTERSTATE 35	NEW BRAUNFELS	TEXAS	781302812

Exhibit 1 – Location List

WAL-MART - #866	5245 RANGELINE SERVICE RD S	MOBILE	ALABAMA	366190000
WAL-MART - #867	3322 AVE 1	SCOTTSBLUFF	NEBRASKA	693610000
WAL-MART - #868	2401 S CANAL ST	CARLSBAD	NEW MEXICO	882206523
WAL-MART - #869	3333 CLARK ST	ALAMOSA	COLORADO	811012050
WAL-MART - #870	4040 N NEWTON ST	JASPER	INDIANA	475462575
WAL-MART - #871	101 W US HIGHWAY 60	MOUNTAIN VIEW	MISSOURI	655488542
WAL-MART - #872	1919 N MAIN ST	PEARLAND	TEXAS	775813305
WAL-MART - #873	926 PASEO DEL PUEBLO SUR	TAOS	NEW MEXICO	875715966
WAL-MART - #874	314 SGT PRENTISS DR	NATCHEZ	MISSISSIPPI	391204224
WAL-MART - #875	815 S WHEATLEY ST	RIDGELAND	MISSISSIPPI	391575002
WAL-MART - #876	155 SAN ANTONIO AVE	MANY	LOUISIANA	714493008
WAL-MART - #877	2406 W ROOSEVELT BLVD	MONROE	NORTH CAROLINA	281108430
WAL-MART - #878	1500 MARKET PLACE BLVD	CUMMING	GEORGIA	300417926
WAL-MART - #879	419 HIGHWAY 52 BYP W	LAFAYETTE	TENNESSEE	370831731
WAL-MART - #880	4100 W AIRPORT FWY	IRVING	TEXAS	750625913
WAL-MART - #881	5556 SUNSET BLVD	LEXINGTON	SOUTH CAROLINA	290727989
WAL-MART - #882	38020 US HIGHWAY 18	PRAIRIE DU CHIEN	WISCONSIN	538218206
WAL-MART - #883	14091 FM 490	RAYMONDVILLE	TEXAS	785804591
WAL-MART - #884	2500 PROGRESS PKWY	SHELBYVILLE	INDIANA	461768772
WAL-MART - #885	1326 280TH	SEWARD	NEBRASKA	684347541
WAL-MART - #886	3036 1ST AVE S	FORT DODGE	IOWA	505012988
WAL-MART - #887	805 HIGHWAY 42	PETAL	MISSISSIPPI	394652731
WAL-MART - #888	1005 W FORT SCOTT ST	BUTLER	MISSOURI	647301206
WAL-MART - #889	101 US HIGHWAY 19 S	THOMASVILLE	GEORGIA	317574824
WAL-MART - #890	11250 E COLONIAL DR	ORLANDO	FLORIDA	328174537
WAL-MART - #891	4115 E LINCOLNWAY	STERLING	ILLINOIS	610819700
WAL-MART - #892	1002 SE NATIONAL DR	ANKENY	IOWA	500213996
WAL-MART - #893	401 LINWOOD PLZ	LINDSAY	OKLAHOMA	730524602
WAL-MART - #894	6625 S MEMORIAL DR	TULSA	OKLAHOMA	741332036
WAL-MART - #895	100 OZARK DR	CUBA	MISSOURI	654531664
WAL-MART - #896	2225 W INTERSTATE 20	GRAND PRAIRIE	TEXAS	750523926
WAL-MART - #897	2610 W DICKINSON BLVD	FORT STOCKTON	TEXAS	797354240
WAL-MART - #898	1903 S CEDAR ST	PECOS	TEXAS	797726204
WAL-MART - #899	340 NORMAN DR	VALDOSTA	GEORGIA	316017713
WAL-MART - #900	2801 AVENUE F NW	CHILDRESS	TEXAS	792012229
WAL-MART - #901	550 S HIGHWAY 123 BYP	SEGUIN	TEXAS	781559752
WAL-MART - #902	1750 INDIANAPOLIS RD	GREENCASTLE	INDIANA	461357448
WAL-MART - #903	2711 GREENWAY DR	JACKSON	MISSISSIPPI	392043304
WAL-MART - #904	2200 S MCKENZIE ST	FOLEY	ALABAMA	365351790
WAL-MART - #905	2285 E BEN PRATT BLVD	LONGMONT	COLORADO	80504
WAL-MART - #906	1650 W MALONEY AVE	GALLUP	NEW MEXICO	873013305
WAL-MART - #907	120 N LEE ST	FORSYTH	GEORGIA	310292122
WAL-MART - #908	8101 S JOHN YOUNG PKWY	ORLANDO	FLORIDA	328199021
WAL-MART - #909	8101 W JUDGE PEREZ DR	CHALMETTE	LOUISIANA	70043
WAL-MART - #910	201 S EDWARDS BLVD	LAKE GENEVA	WISCONSIN	531474507
WAL-MART - #911	4810 LAPALCO BLVD	MARRERO	LOUISIANA	700724326
WAL-MART - #913	1798 OLD STAGE RD	DECORAH	IOWA	521017302
WAL-MART - #914	1401 OLD EXETER RD	CASSVILLE	MISSOURI	656259415

Exhibit 1 – Location List

WAL-MART - #915	11210 W AIRPORT BLVD	STAFFORD	TEXAS	774773000
WAL-MART - #916	6072 U S HIGHWAY 98	HATTIESBURG	MISSISSIPPI	394028854
WAL-MART - #917	2309 S BRIDGE ST	BRADY	TEXAS	768257496
WAL-MART - #918	1701 E END BLVD N	MARSHALL	TEXAS	756700713
WAL-MART - #919	748 BEAL PKWY NW	FORT WALTON BEACH	FLORIDA	325473002
WAL-MART - #921	7865 W US HIGHWAY 50	SALIDA	COLORADO	812019345
WAL-MART - #922	2363 HIGHWAY 135 NW	CORYDON	INDIANA	471122153
WAL-MART - #923	16865 CLOVER RD	NOBLESVILLE	INDIANA	460603640
WAL-MART - #924	1510 W MAIN ST	STERLING	COLORADO	807519095
WAL-MART - #925	11720 E DR MARTIN LUTHER KING JR BLVD	SEFFNER	FLORIDA	335844923
WAL-MART - #926	2535 S US HIGHWAY 281	FALFURRIAS	TEXAS	783555253
WAL-MART - #927	1501 N INTERSTATE 27	PLAINVIEW	TEXAS	790723916
WAL-MART - #929	10855 S US HIGHWAY 1	PORT SAINT LUCIE	FLORIDA	349526410
WAL-MART - #930	3801 EASTERN BLVD	MONTGOMERY	ALABAMA	361167313
WAL-MART - #931	5555 20TH ST	VERO BEACH	FLORIDA	329664632
WAL-MART - #932	1569 N EXPRESSWAY	GRIFFIN	GEORGIA	302231746
WAL-MART - #933	1240 N 7TH ST	ROCHELLE	ILLINOIS	610681198
WAL-MART - #934	27520 US HIGHWAY 98	DAPHNE	ALABAMA	365264828
WAL-MART - #935	904 S RANGE AVE	DENHAM SPRINGS	LOUISIANA	707264802
WAL-MART - #936	1204 AVENUE OF MID AMERICA	EFFINGHAM	ILLINOIS	62401
WAL-MART - #937	2795 CHASTAIN MEADOWS PKWY	MARIETTA	GEORGIA	300663361
WAL-MART - #938	6495 ATLANTA HWY	MONTGOMERY	ALABAMA	361174230
WAL-MART - #939	4320 FRANKLIN AVE	WACO	TEXAS	767106906
WAL-MART - #940	6770 WESTWORTH BLVD	FORT WORTH	TEXAS	761144002
WAL-MART - #941	949 E BLOOMINGDALE AVE	BRANDON	FLORIDA	335118118
WAL-MART - #942	10500 W COLONIAL DR	OCOEE	FLORIDA	347612946
WAL-MART - #943	1239 STATE ROAD 436	CASSELBERRY	FLORIDA	327076447
WAL-MART - #944	3351 S FERDON BLVD	CRESTVIEW	FLORIDA	325368484
WAL-MART - #945	702 W LOOP	LUBBOCK	TEXAS	794164200
WAL-MART - #946	15 HALS PLAZA DR	PIEDMONT	MISSOURI	63957
WAL-MART - #947	401 E US HIGHWAY 82	SHERMAN	TEXAS	750922566
WAL-MART - #948	2525 US HIGHWAY 70 SE	HICKORY	NORTH CAROLINA	286028302
WAL-MART - #949	3155 W WHEATLAND RD	DALLAS	TEXAS	752373453
WAL-MART - #950	8400 US HIGHWAY 64	BARTLETT	TENNESSEE	381334187
WAL-MART - #951	625 HIGHWAY 290 E	HEMPSTEAD	TEXAS	774455568
WAL-MART - #952	641 VETERANS PKWY S	MOULTRIE	GEORGIA	317888811
WAL-MART - #953	1325 DENVER AVE	LOVELAND	COLORADO	805375120
WAL-MART - #954	527 LAKE ST	HAZLEHURST	MISSISSIPPI	390832217
WAL-MART - #955	1700 S ORANGE BLOSSOM TRL	APOPKA	FLORIDA	327037745
WAL-MART - #956	1001 E EAU GALLIE BLVD	INDIAN HARBOUR BEACH	FLORIDA	329374907
WAL-MART - #957	125 E BESTOR DR	GENESEO	ILLINOIS	612541972
WAL-MART - #958	1800 PROGRESSIVE PKWY	PLATTEVILLE	WISCONSIN	538183813
WAL-MART - #959	2163 W C 48	BUSHNELL	FLORIDA	335138999
WAL-MART - #960	11012 N WILLIAMS ST	DUNNELLON	FLORIDA	344328319
WAL-MART - #961	1616 W AIRLINE HWY	LA PLACE	LOUISIANA	700683331
WAL-MART - #962	2921 TOUPAL DR	TRINIDAD	COLORADO	810828740
WAL-MART - #963	1836 S MAIN ST	WEATHERFORD	TEXAS	760865506
WAL-MART - #964	9441 ALAMEDA AVE	EL PASO	TEXAS	799075601

Exhibit 1 – Location List

WAL-MART - #965	222 W MCCOY BLVD	TOMAH	WISCONSIN	546603291
WAL-MART - #966	1835 E MAIN ST	CORTEZ	COLORADO	813213037
WAL-MART - #967	1485 COMMERCIAL WAY	SPRING HILL	FLORIDA	346064525
WAL-MART - #968	355 CYPRESS GARDENS BLVD	WINTER HAVEN	FLORIDA	338804452
WAL-MART - #969	9350 HIGHWAY 49	GULFPORT	MISSISSIPPI	395034213
WAL-MART - #970	235 FRONTAGE RD	PICAYUNE	MISSISSIPPI	394667587
WAL-MART - #971	1133 N MAIN ST	VIROQUA	WISCONSIN	546651162
WAL-MART - #972	6360 LAKE WORTH BLVD	LAKE WORTH	TEXAS	761353698
WAL-MART - #973	5100 OKEECHOBEE RD	FORT PIERCE	FLORIDA	349475428
WAL-MART - #974	845 PALM BAY RD NE	WEST MELBOURNE	FLORIDA	329048400
WAL-MART - #975	3712 W MAIN ST	DURANT	OKLAHOMA	747014529
WAL-MART - #976	3360 FRONT ST	WINNSBORO	LOUISIANA	712956487
WAL-MART - #977	1757 S 14TH ST	FERNANDINA BEACH	FLORIDA	320344415
WAL-MART - #978	2715 N SUMMIT ST	ARKANSAS CITY	KANSAS	670058813
WAL-MART - #979	1600 W WISCONSIN ST	SPARTA	WISCONSIN	546562242
WAL-MART - #980	3103 S 23RD AVE	GREELEY	COLORADO	806318750
WAL-MART - #981	1733 2ND ST S	MERIDIAN	MISSISSIPPI	393014514
WAL-MART - #982	1130 W FRONTAGE RD	OWATONNA	MINNESOTA	550605662
WAL-MART - #983	1210 GIANT DR	BLUE EARTH	MINNESOTA	560131724
WAL-MART - #984	4400 FRONT ST	CASTLE ROCK	COLORADO	801047923
WAL-MART - #985	1800 W BURLINGTON AVE	FAIRFIELD	IOWA	525562626
WAL-MART - #986	840 SUMMIT BLVD	FRISCO	COLORADO	804430000
WAL-MART - #987	14821 BEN C PRATT/6 MILE CYPRESS PKWY	FORT MYERS	FLORIDA	339124467
WAL-MART - #988	1575 LAND O LAKES BLVD	LUTZ	FLORIDA	335492930
WAL-MART - #989	8912 VETERANS MEMORIAL BLVD	METAIRIE	LOUISIANA	700035265
WAL-MART - #990	4965 HIGHWAY 90	PACE	FLORIDA	325711408
WAL-MART - #991	101 E I65 SERVICE RD S	MOBILE	ALABAMA	366063900
WAL-MART - #992	2019 E 81ST ST	TULSA	OKLAHOMA	741374232
WAL-MART - #993	205 S CENTENNIAL DR	MCPHERSON	KANSAS	674604012
WAL-MART - #994	8745 STATE ROAD 54	NEW PORT RICHEY	FLORIDA	346553006
WAL-MART - #995	2125 N MORTON ST	FRANKLIN	INDIANA	461319624
WAL-MART - #996	823 W HWY STATE	SPENCER	INDIANA	474600000
WAL-MART - #1000	2721 BOCA CHICA BLVD	BROWNSVILLE	TEXAS	785213573
WAL-MART - #1001	4080 W NORTHERN AVE	PUEBLO	COLORADO	810053503
WAL-MART - #1002	2251 E STATE HIGHWAY 54	LINTON	INDIANA	474419498
WAL-MART - #1003	6800 W US HIGHWAY 34	PLANO	ILLINOIS	605459607
WAL-MART - #1004	5315 CORTEZ RD W	BRADENTON	FLORIDA	342102814
WAL-MART - #1005	1201 4TH ST SW	WAVERLY	IOWA	506774322
WAL-MART - #1006	1215 E 16TH AVE	CORDELE	GEORGIA	310151543
WAL-MART - #1007	2401 US HWY 14 E	RICHLAND CENTER	WISCONSIN	535812996
WAL-MART - #1008	250 W 65TH ST	LOVELAND	COLORADO	805384668
WAL-MART - #1009	1150 US HIGHWAY 60 E	REPUBLIC	MISSOURI	657381580
WAL-MART - #1010	720 E US HIGHWAY 74	ROCKINGHAM	NORTH CAROLINA	28379
WAL-MART - #1011	434 S COLUMBIA AVE	RINCON	GEORGIA	313269079
WAL-MART - #1012	120 FRANCIS CT	BEAVER DAM	WISCONSIN	539162904
WAL-MART - #1013	1795 E STATE ROAD 163	CLINTON	INDIANA	478427327
WAL-MART - #1014	4000 S BOLGER RD	INDEPENDENCE	MISSOURI	640556776
WAL-MART - #1015	7555 N MESA ST	EL PASO	TEXAS	799123505

Exhibit 1 – Location List

WAL-MART - #1016	410 CANAL BLVD	THIBODAUX	LOUISIANA	703013414
WAL-MART - #1017	2010 PAXVILLE HWY	MANNING	SOUTH CAROLINA	291026434
WAL-MART - #1018	1099 INDIAN DR	EASTMAN	GEORGIA	310237654
WAL-MART - #1019	3105 E US HIGHWAY 50	CANON CITY	COLORADO	812122788
WAL-MART - #1020	1550 BLAKE AVE	ALBERT LEA	MINNESOTA	560076304
WAL-MART - #1021	500 WARREN COUNTY CTR	WARRENTON	MISSOURI	633833023
WAL-MART - #1022	3820 STATE HIGHWAY 64 W	TYLER	TEXAS	757046924
WAL-MART - #1023	1140 E STUART DR	GALAX	VIRGINIA	243332630
WAL-MART - #1024	414 S MAIN ST	SWAINSBORO	GEORGIA	304013676
WAL-MART - #1025	1608 VETERANS BLVD	MCCOMB	MISSISSIPPI	39648
WAL-MART - #1026	3200 JOHN WILLIAMS BLVD	BEDFORD	INDIANA	47421
WAL-MART - #1027	150 CONCORD COMMONS PL SW	CONCORD	NORTH CAROLINA	280275026
WAL-MART - #1028	401 RIVER RD	EAST PEORIA	ILLINOIS	616112086
WAL-MART - #1029	3826 S SUNCOAST BLVD	HOMOSASSA	FLORIDA	344460000
WAL-MART - #1030	805 HWY 9 BYP W	LANCASTER	SOUTH CAROLINA	29720
WAL-MART - #1032	2101 S HIGHWAY 77	LYNN HAVEN	FLORIDA	324444631
WAL-MART - #1033	1600 E TIPTON ST	SEYMOUR	INDIANA	472743560
WAL-MART - #1034	705 E DIXON BLVD	SHELBY	NORTH CAROLINA	281526821
WAL-MART - #1035	141 DORMAN CENTRE	SPARTANBURG	SOUTH CAROLINA	293012625
WAL-MART - #1036	197 PLAZA DR	FOREST CITY	NORTH CAROLINA	280433712
WAL-MART - #1037	1317 N MAIN ST	SUMMERVILLE	SOUTH CAROLINA	294837314
WAL-MART - #1038	2103 STATE ST N	WASECA	MINNESOTA	560932605
WAL-MART - #1039	2241 ROCKFORD ST	MOUNT AIRY	NORTH CAROLINA	270305207
WAL-MART - #1040	15955 FM 529 RD	HOUSTON	TEXAS	770952513
WAL-MART - #1041	1310 N TEXAS BLVD	WESLACO	TEXAS	785964210
WAL-MART - #1042	488 HIGHWAY 71 E	BASTROP	TEXAS	786025077
WAL-MART - #1043	2008 W GRANT AVE	PAULS VALLEY	OKLAHOMA	730759230
WAL-MART - #1044	5050 TROUP HWY	TYLER	TEXAS	75703
WAL-MART - #1045	745 S HIGHWAY 287	LAFAYETTE	COLORADO	800262199
WAL-MART - #1046	2214 N 1ST ST	CARRIZO SPRINGS	TEXAS	788342036
WAL-MART - #1047	6065 JONESBORO RD	MORROW	GEORGIA	302601106
WAL-MART - #1048	589 W HIGHWAY 92	WILLIAMSBURG	KENTUCKY	407691684
WAL-MART - #1050	2406 LUBBOCK HWY	LAMESA	TEXAS	793312720
WAL-MART - #1051	407 E STATE ROAD 114	LEVELLAND	TEXAS	793362629
WAL-MART - #1052	3186 HIGHWAY 171 N	FAYETTE	ALABAMA	355556172
WAL-MART - #1053	1015 NEW MOODY LN	LA GRANGE	KENTUCKY	400319142
WAL-MART - #1054	1920 HIGHWAY 73	ATCHISON	KANSAS	660025102
WAL-MART - #1055	5302 N GARLAND AVE	GARLAND	TEXAS	750402715
WAL-MART - #1056	3300 TRI CITY DR	NEWCASTLE	OKLAHOMA	730656599
WAL-MART - #1057	1300 GILMER AVE	TALLASSEE	ALABAMA	360781026
WAL-MART - #1058	16750 S TOWNSEND AVE	MONTROSE	COLORADO	814015410
WAL-MART - #1059	1309 HIGHWAY 35 S	FOREST	MISSISSIPPI	390745010
WAL-MART - #1060	1227 BURKEMONT AVE	MORGANTON	NORTH CAROLINA	286554510
WAL-MART - #1061	136 E JARMAN ST	HAZLEHURST	GEORGIA	315396130
WAL-MART - #1062	150 W EL DORADO BLVD	FRIENDSWOOD	TEXAS	775466500
WAL-MART - #1063	1608 W MAGNOLIA AVE	GENEVA	ALABAMA	363401237
WAL-MART - #1064	845 BLOWING ROCK BLVD	LENOIR	NORTH CAROLINA	286453757

Exhibit 1 – Location List

WAL-MART - #1065	2400 N HERVEY ST	HOPE	ARKANSAS	718018418
WAL-MART - #1066	4253 DENNY AVE	PASCAGOULA	MISSISSIPPI	395815502
WAL-MART - #1067	1506 N TEXANA ST	HALLETTSVILLE	TEXAS	779642036
WAL-MART - #1068	2001 US HIGHWAY 1	SEBASTIAN	FLORIDA	329581615
WAL-MART - #1069	231 EASTSIDE DR	NEWTON	MISSISSIPPI	393458035
WAL-MART - #1070	88 HIGHLAND XING	EAST ELLIJAY	GEORGIA	305406052
WAL-MART - #1071	610 WESLEY DR	WOOD RIVER	ILLINOIS	620951894
WAL-MART - #1072	1830 US HIGHWAY 82 W	TIFTON	GEORGIA	317938164
WAL-MART - #1073	1710 CENTRAL TEXAS EXPY	LAMPASAS	TEXAS	765503421
WAL-MART - #1074	1655 SUNSET DR	GRENADA	MISSISSIPPI	389014061
WAL-MART - #1075	1680 FORT CAMPBELL BLVD	CLARKSVILLE	TENNESSEE	370423537
WAL-MART - #1076	1401 GRAY HWY	MACON	GEORGIA	312111905
WAL-MART - #1077	3535 APALACHEE PKWY	TALLAHASSEE	FLORIDA	323115330
WAL-MART - #1078	2005 HUTCHINS AVE	BALLINGER	TEXAS	768214427
WAL-MART - #1079	1998 STATE ROAD 44	NEW SMYRNA BEACH	FLORIDA	321688349
WAL-MART - #1080	3111 BROWNS MILL RD	JOHNSON CITY	TENNESSEE	376044117
WAL-MART - #1081	3570 SW ARCHER RD	GAINESVILLE	FLORIDA	326082496
WAL-MART - #1082	10991 SAN JOSE BLVD	JACKSONVILLE	FLORIDA	322236600
WAL-MART - #1083	6830 NORMANDY BLVD	JACKSONVILLE	FLORIDA	322051902
WAL-MART - #1084	3838 S SEMORAN BLVD	ORLANDO	FLORIDA	328224006
WAL-MART - #1085	8701 US HIGHWAY 19	PORT RICHEY	FLORIDA	346685349
WAL-MART - #1086	4400 13TH ST	SAINT CLOUD	FLORIDA	347696763
WAL-MART - #1087	4001 SE FEDERAL HWY	STUART	FLORIDA	349974909
WAL-MART - #1088	2681 C T SWITZER SR DR	BILOXI	MISSISSIPPI	395314500
WAL-MART - #1089	525 KIMBALL CROSSING DR	KIMBALL	TENNESSEE	373475649
WAL-MART - #1090	6767 103RD ST	JACKSONVILLE	FLORIDA	322107145
WAL-MART - #1091	1991 MLK EXPRESS WAY	ANDALUSIA	ALABAMA	36420
WAL-MART - #1092	1405 TAHOKA RD	BROWNFIELD	TEXAS	793164828
WAL-MART - #1093	845 BROADMEADOW RD	RANTOUL	ILLINOIS	618662119
WAL-MART - #1094	10300 E STATE ROUTE 350	RAYTOWN	MISSOURI	641381803
WAL-MART - #1095	3010 BLAKE AVE	GLENWOOD SPRINGS	COLORADO	816014400
WAL-MART - #1096	261 COOPER CREEK DR	MOCKSVILLE	NORTH CAROLINA	270285967
WAL-MART - #1097	250 TURNER ST	ABERDEEN	NORTH CAROLINA	283152363
WAL-MART - #1098	400 TINEY BROWNING BLVD	PORT LAVACA	TEXAS	779792425
WAL-MART - #1099	PAWNEE PLAZA MALL	WICHITA	KANSAS	672114944
WAL-MART - #1100	1500 MILITARY ST S	HAMILTON	ALABAMA	355705005
WAL-MART - #1101	4538 US HIGHWAY 231	WETUMPKA	ALABAMA	360923333
WAL-MART - #1102	14507 PLANK RD	BAKER	LOUISIANA	707145431
WAL-MART - #1103	3450 FM 1960 RD W	HOUSTON	TEXAS	770683606
WAL-MART - #1104	2461 E GULF TO LAKE HWY	INVERNESS	FLORIDA	344533232
WAL-MART - #1105	4450 E MCCAIN BLVD	N LITTLE ROCK	ARKANSAS	721172519
WAL-MART - #1106	4283 CARTER ST	VIDALIA	LOUISIANA	713733148
WAL-MART - #1107	1900 HIGHWAY 165 S	OAKDALE	LOUISIANA	714635098
WAL-MART - #1108	705 S CONSTITUTION AVE	OAK GROVE	LOUISIANA	712639095
WAL-MART - #1109	1806 JULIA ST	RAYVILLE	LOUISIANA	712695560
WAL-MART - #1110	833 STERLINGTON HWY	FARMERVILLE	LOUISIANA	712413805
WAL-MART - #1111	1572 ANDERSON HWY	HARTWELL	GEORGIA	306437171

Exhibit 1 – Location List

WAL-MART - #1112	855 N CHURCH ST	THOMASTON	GEORGIA	302863622
WAL-MART - #1113	1851 HIGHWAY 192 W	LONDON	KENTUCKY	407413032
WAL-MART - #1114	315 SYLAMORE AVE	MOUNTAIN VIEW	ARKANSAS	725608599
WAL-MART - #1115	612 E MAIN ST	HOHENWALD	TENNESSEE	384622008
WAL-MART - #1116	1845 N HIGHWAY 81	DUNCAN	OKLAHOMA	735330000
WAL-MART - #1117	6001 N CENTRAL EXPY	PLANO	TEXAS	750234702
WAL-MART - #1118	12300 LAKE JUNE RD	BALCH SPRINGS	TEXAS	751801636
WAL-MART - #1119	3451 TAMIAMI TRL E	NAPLES	FLORIDA	341124942
WAL-MART - #1120	7207 N M-1 HWY	GLADSTONE	MISSOURI	641190000
WAL-MART - #1121	2592 N COLUMBIA ST	MILLEDGEVILLE	GEORGIA	310618709
WAL-MART - #1122	3886 GEORGIA HWY	TOCCOA	GEORGIA	30577
WAL-MART - #1123	1636 SANDIFER BLVD	SENECA	SOUTH CAROLINA	296780906
WAL-MART - #1124	1201 HIGHWAY 31 NW	HARTSELLE	ALABAMA	356404420
WAL-MART - #1125	300 GREENBRIAR DR	NORMAL	ILLINOIS	617612278
WAL-MART - #1126	1381 S MAIN ST	BOERNE	TEXAS	780062821
WAL-MART - #1127	2004 US HIGHWAY 74 W	WADESBORO	NORTH CAROLINA	281707551
WAL-MART - #1128	7162 HIGHWAY 1	MANSURA	LOUISIANA	713504351
WAL-MART - #1129	13201 RANCH ROAD 620 N	AUSTIN	TEXAS	787171025
WAL-MART - #1130	922 E MAIN ST	LAURENS	SOUTH CAROLINA	293603602
WAL-MART - #1131	901 NC HIGHWAY 16 S	TAYLORSVILLE	NORTH CAROLINA	286818941
WAL-MART - #1132	1226 E DIXIE DR	ASHEBORO	NORTH CAROLINA	272038856
WAL-MART - #1133	781 LEONARD AVE	ALBEMARLE	NORTH CAROLINA	280015257
WAL-MART - #1134	1226 US HIGHWAY 331 S	DEFUNIAK SPGS	FLORIDA	324353396
WAL-MART - #1135	1150 S 4TH ST	HARTSVILLE	SOUTH CAROLINA	295505792
WAL-MART - #1136	3255 LA HIGHWAY 1 S	PORT ALLEN	LOUISIANA	707675858
WAL-MART - #1137	13750 EAST FWY	HOUSTON	TEXAS	770155929
WAL-MART - #1138	7202 WATTS RD	MADISON	WISCONSIN	537192319
WAL-MART - #1139	200 WALMART WAY	MOREHEAD	KENTUCKY	403517217
WAL-MART - #1140	499 INDIAN MOUND DR	MOUNT STERLING	KENTUCKY	403531096
WAL-MART - #1141	1965 N STATE ST	GREENFIELD	INDIANA	461401089
WAL-MART - #1142	1618 W MCCLAIN AVE	SCOTTSBURG	INDIANA	471701161
WAL-MART - #1143	1308 S HARRIS ST	SANDERSVILLE	GEORGIA	310826913
WAL-MART - #1144	970 E LIBERTY ST	YORK	SOUTH CAROLINA	297451662
WAL-MART - #1146	511 N HIGHWAY 52	MONCKS CORNER	SOUTH CAROLINA	294613132
WAL-MART - #1147	168 WALMART DR	FLIPPIN	ARKANSAS	726348580
WAL-MART - #1148	3131 LAWRENCE RD	WICHITA FALLS	TEXAS	763081617
WAL-MART - #1149	755 S 20TH AVE	SAFFORD	ARIZONA	855463322
WAL-MART - #1150	1815 BROTHERS BLVD	COLLEGE STATION	TEXAS	778455413
WAL-MART - #1151	10824 PARALLEL PKWY	KANSAS CITY	KANSAS	661093649
WAL-MART - #1152	255 16TH ST SW	SIOUX CENTER	IOWA	512502959
WAL-MART - #1153	6020 HARRISON RD	MACON	GEORGIA	312064742
WAL-MART - #1154	1435 E MAIN ST	FREDERICKSBURG	TEXAS	786245404
WAL-MART - #1155	5070 FAYETTEVILLE RD	LUMBERTON	NORTH CAROLINA	28358
WAL-MART - #1156	169 NORMAN STATION BLVD	MOORESVILLE	NORTH CAROLINA	281176396
WAL-MART - #1157	2110 S STATE HIGHWAY 3	NORTH VERNON	INDIANA	472657950
WAL-MART - #1158	2473 HACKWORTH RD	BIRMINGHAM	ALABAMA	352141909

Exhibit 1 – Location List

WAL-MART - #1159	432 S BROAD ST	NEW TAZEWELL	TENNESSEE	378257239
WAL-MART - #1160	100 SYCAMORE ESTATES DR	AURORA	INDIANA	470011488
WAL-MART - #1161	2897 VETERANS MEMORIAL PKWY	SAINT CHARLES	MISSOURI	633033526
WAL-MART - #1162	1801 S STATE ROAD 57	WASHINGTON	INDIANA	475014326
WAL-MART - #1163	4001 BEHRMAN HWY	NEW ORLEANS	LOUISIANA	70114
WAL-MART - #1164	360 HARBISON BLVD	COLUMBIA	SOUTH CAROLINA	292122248
WAL-MART - #1165	1165 WALMART WAY	RADCLIFF	KENTUCKY	401601471
WAL-MART - #1166	1347 W BROAD ST	ELIZABETHTOWN	NORTH CAROLINA	283379548
WAL-MART - #1167	3500 BRUMBACK BLVD	KENOSHA	WISCONSIN	531444816
WAL-MART - #1168	1001 HIGHWAY 98 BYP	COLUMBIA	MISSISSIPPI	394293741
WAL-MART - #1169	1920 S ARKANSAS ST	SPRINGHILL	LOUISIANA	710754320
WAL-MART - #1170	10445 DIXIE HWY	LOUISVILLE	KENTUCKY	402723953
WAL-MART - #1171	8320 LOCKWOOD RIDGE RD	SARASOTA	FLORIDA	342432902
WAL-MART - #1172	13490 BEACH BLVD	JACKSONVILLE	FLORIDA	322240290
WAL-MART - #1173	8808 BEACH BLVD	JACKSONVILLE	FLORIDA	322164621
WAL-MART - #1174	34301 HIGHWAY 43	THOMASVILLE	ALABAMA	367843341
WAL-MART - #1175	2750 S WOODLANDS VILLAGE BLVD	FLAGSTAFF	ARIZONA	860017128
WAL-MART - #1176	1800 US HIGHWAY 51	STOUGHTON	WISCONSIN	535893112
WAL-MART - #1177	201 HIGHLANDS BOULEVARD DR	MANCHESTER	MISSOURI	630114383
WAL-MART - #1178	4101 HIGHWAY 121	BEDFORD	TEXAS	760213033
WAL-MART - #1179	60 AIRPORT RD	ARDEN	NORTH CAROLINA	287049405
WAL-MART - #1180	790 GREENSBURG COMMONS SHOPPING CTR	GREENSBURG	INDIANA	472409469
WAL-MART - #1181	1785 COBB PKWY S	MARIETTA	GEORGIA	300609288
WAL-MART - #1182	174 CYPRESS POINT PKWY	PALM COAST	FLORIDA	321647438
WAL-MART - #1183	2401 AUGUSTA RD	WEST COLUMBIA	SOUTH CAROLINA	291694543
WAL-MART - #1184	STONE MOUNTAIN FESTIVAL	STONE MOUNTAIN	GEORGIA	300873335
WAL-MART - #1185	1030 NORWOOD PARK BLVD	AUSTIN	TEXAS	787536600
WAL-MART - #1186	2121 N MAIN ST	LIBERTY	TEXAS	775753805
WAL-MART - #1187	2200 N STATE ST	IOLA	KANSAS	667491636
WAL-MART - #1188	10835 SAINT CHARLES ROCK RD	SAINT ANN	MISSOURI	630741507
WAL-MART - #1189	301 PARKWAY PLZ	BARBOURVILLE	KENTUCKY	409067429
WAL-MART - #1190	120 JILL DR	BEREA	KENTUCKY	404031677
WAL-MART - #1191	501 HAMPTON PT	HILLSBOROUGH	NORTH CAROLINA	272789012
WAL-MART - #1192	1625 SIMPSON HIGHWAY 49	MAGEE	MISSISSIPPI	391114207
WAL-MART - #1193	2701 LOUISVILLE AVE	MONROE	LOUISIANA	712016128
WAL-MART - #1194	373 S ILLINOIS AVE	OAK RIDGE	TENNESSEE	378306741
WAL-MART - #1195	460 HIGHWAY 90	WAVELAND	MISSISSIPPI	395762508
WAL-MART - #1196	2050 FALSE RIVER DR	NEW ROADS	LOUISIANA	707602610
WAL-MART - #1197	1511 BENVENUE RD	ROCKY MOUNT	NORTH CAROLINA	278046383
WAL-MART - #1198	1515 N LOOP 1604 W	SAN ANTONIO	TEXAS	782584593
WAL-MART - #1199	171 YODER AVE	AVON	COLORADO	816200000
WAL-MART - #1200	3201 E PLATTE AVE	COLORADO SPRINGS	COLORADO	809096408
WAL-MART - #1201	890 ODUM RD	GARDENDALE	ALABAMA	350714617
WAL-MART - #1202	4331 8TH ST S	WISCONSIN RAPIDS	WISCONSIN	544947833
WAL-MART - #1203	4928 STATE ROAD 674	WIMAUMA	FLORIDA	335983510
WAL-MART - #1204	3451 NELSON RD	LAKE CHARLES	LOUISIANA	706051209
WAL-MART - #1205	9218 S STATE ROAD 228	MACCLENNY	FLORIDA	320634738

Exhibit 1 – Location List

WAL-MART - #1206	3132 COLLEGE DR	BATON ROUGE	LOUISIANA	708083119
WAL-MART - #1207	725 N TYNDALL PKWY	PANAMA CITY	FLORIDA	324043219
WAL-MART - #1208	3600 YOUNGFIELD ST	WHEAT RIDGE	COLORADO	800335247
WAL-MART - #1209	401 N GENERALS BLVD	LINCOLNTON	NORTH CAROLINA	280923559
WAL-MART - #1210	1024 N MAIN ST	NICHOLASVILLE	KENTUCKY	403562311
WAL-MART - #1211	2101 MCGUIRE RD	HARVARD	ILLINOIS	60033
WAL-MART - #1212	1095 INDUSTRIAL PKWY	SARALAND	ALABAMA	365713719
WAL-MART - #1213	13300 CORTEZ BLVD	BROOKSVILLE	FLORIDA	346134887
WAL-MART - #1214	115 W WILLOW	COLBY	KANSAS	677014023
WAL-MART - #1215	450 W BELMONT DR	CALHOUN	GEORGIA	307013016
WAL-MART - #1216	1213 E TRINITY MILLS RD	CARROLLTON	TEXAS	750061446
WAL-MART - #1217	PLAZA PLZ	FRANKLIN	NORTH CAROLINA	287349430
WAL-MART - #1218	1741 E FLORENCE BLVD	CASA GRANDE	ARIZONA	852224763
WAL-MART - #1219	12100 LEM TURNER RD	JACKSONVILLE	FLORIDA	322182304
WAL-MART - #1220	2500 S KIRKMAN RD	ORLANDO	FLORIDA	328112345
WAL-MART - #1221	6110 W KELLOGG DR	WICHITA	KANSAS	672092350
WAL-MART - #1222	8970 PENSACOLA BLVD	PENSACOLA	FLORIDA	325341927
WAL-MART - #1223	5500 THOMASVILLE RD	TALLAHASSEE	FLORIDA	323123814
WAL-MART - #1224	2650 CREIGHTON RD	PENSACOLA	FLORIDA	325047382
WAL-MART - #1225	899 BLANDING BLVD	ORANGE PARK	FLORIDA	320658917
WAL-MART - #1226	1626 HIGHWAY 12 S	ASHLAND CITY	TENNESSEE	370153304
WAL-MART - #1227	260 BOBBY JONES EXPY	MARTINEZ	GEORGIA	309072433
WAL-MART - #1228	2680 N IL ROUTE 83	ROUND LAKE	ILLINOIS	600734983
WAL-MART - #1229	2780 JOHN HAWKINS PKWY	BIRMINGHAM	ALABAMA	352444001
WAL-MART - #1230	5401 S WHITE MOUNTAIN RD	SHOW LOW	ARIZONA	859017849
WAL-MART - #1231	9901 GRANT ST	THORNTON	COLORADO	802292157
WAL-MART - #1232	2604 N MAIN ST	BELTON	TEXAS	765131545
WAL-MART - #1233	470 N MAYO TRL	PAINTSVILLE	KENTUCKY	412401806
WAL-MART - #1234	1461 E HIGHWAY 90 BYP	MONTICELLO	KENTUCKY	426332315
WAL-MART - #1235	5025 NW LOOP 410	SAN ANTONIO	TEXAS	782295359
WAL-MART - #1236	1002 N SPENCE AVE	GOLDSBORO	NORTH CAROLINA	275344270
WAL-MART - #1237	590 E JACKSON BLVD	ERWIN	NORTH CAROLINA	283399629
WAL-MART - #1238	1550 SKIBO RD	FAYETTEVILLE	NORTH CAROLINA	283033294
WAL-MART - #1239	1637 E US HIGHWAY 36	URBANA	OHIO	430789156
WAL-MART - #1240	657 N HIGHWAY 90 BYP	SIERRA VISTA	ARIZONA	856352260
WAL-MART - #1241	5811 ELMORE AVE	DAVENPORT	IOWA	528073513
WAL-MART - #1242	250 HIGHLANDS SQUARE DR	HENDERSONVILLE	NORTH CAROLINA	287925721
WAL-MART - #1243	976 COMMONWEALTH BLVD	MARTINSVILLE	VIRGINIA	241121887
WAL-MART - #1244	3027 WADE HAMPTON BLVD	TAYLORS	SOUTH CAROLINA	296872767
WAL-MART - #1245	5800 US HIGHWAY 98 N	LAKELAND	FLORIDA	338093110
WAL-MART - #1247	120 DANIEL BOONE PLZ	HAZARD	KENTUCKY	417015335
WAL-MART - #1248	7525 WINCHESTER RD	MEMPHIS	TENNESSEE	381252202
WAL-MART - #1249	610 W 29TH ST	SAN ANGELO	TEXAS	769032828
WAL-MART - #1252	6675 BUSINESS CENTER DR	HIGHLANDS RANCH	COLORADO	801303603
WAL-MART - #1253	710 E BEN WHITE BLVD	AUSTIN	TEXAS	787047404
WAL-MART - #1254	I-35 INTERSTATE 35 N	BELLMEAD	TEXAS	767052466

Exhibit 1 – Location List

WAL-MART - #1255	901 US HIGHWAY 401 S	LAURINBURG	NORTH CAROLINA	283525089
WAL-MART - #1256	2424 W JEFFERSON ST	JOLIET	ILLINOIS	604356429
WAL-MART - #1257	1608 N SWENSON ST	STAMFORD	TEXAS	795532908
WAL-MART - #1259	60 S STEWART RD	CORBIN	KENTUCKY	407014655
WAL-MART - #1260	11228 OLD 63 S	LUCEDALE	MISSISSIPPI	394524945
WAL-MART - #1261	4601 RAMSEY ST	FAYETTEVILLE	NORTH CAROLINA	283112138
WAL-MART - #1262	1850 N MAIN ST	RUSHVILLE	INDIANA	461739316
WAL-MART - #1263	401 N BURKHARDT RD	EVANSVILLE	INDIANA	477152733
WAL-MART - #1264	2281 US HIGHWAY 68 S	BELLEFONTAINE	OHIO	433118904
WAL-MART - #1265	10741 W FLORISSANT AVE	SAINT LOUIS	MISSOURI	631362403
WAL-MART - #1266	2171 ONEAL LN	BATON ROUGE	LOUISIANA	708163206
WAL-MART - #1267	1905 MCCOY RD	SUN PRAIRIE	WISCONSIN	535902529
WAL-MART - #1268	200 COLUMBUS CORNERS DR	WHITEVILLE	NORTH CAROLINA	284724905
WAL-MART - #1269	1915 S HURSTBOURNE PKWY	LOUISVILLE	KENTUCKY	402201645
WAL-MART - #1270	1201 KNOX AVE	NORTH AUGUSTA	SOUTH CAROLINA	298414056
WAL-MART - #1271	2400 HIGHWAY 19 N	MERIDIAN	MISSISSIPPI	393079377
WAL-MART - #1272	4515 COLLEGE AVE	SNYDER	TEXAS	795496099
WAL-MART - #1273	6310 S US HIGHWAY 85-87	FOUNTAIN	COLORADO	808171006
WAL-MART - #1274	1362 W MAIN ST	WHITEWATER	WISCONSIN	531901504
WAL-MART - #1275	2440 N LEBANON ST	LEBANON	INDIANA	460521100
WAL-MART - #1276	3711 S TAYLOR DR	SHEBOYGAN	WISCONSIN	530814206
WAL-MART - #1277	616 HIGHWAY 54 E	BLACK RIVER FALLS	WISCONSIN	546150000
WAL-MART - #1278	1506 FIR ST	PERRY	OKLAHOMA	730775004
WAL-MART - #1279	10411 NORTH FWY	HOUSTON	TEXAS	770371124
WAL-MART - #1280	2881 NORTH AVE	GRAND JUNCTION	COLORADO	815015064
WAL-MART - #1281	2151 E MAIN ST	SPARTANBURG	SOUTH CAROLINA	293071421
WAL-MART - #1282	140 E COLLEGE DR	CONCORDIA	KANSAS	669015206
WAL-MART - #1283	14500 US HIGHWAY 301 S	STARKE	FLORIDA	320917858
WAL-MART - #1284	3700 US HIGHWAY 431 N	PHENIX CITY	ALABAMA	36867
WAL-MART - #1285	1940 VENTURE DR	OTTUMWA	IOWA	525010000
WAL-MART - #1286	7520 GARNERS FERRY RD	COLUMBIA	SOUTH CAROLINA	292092628
WAL-MART - #1287	3141 GARDEN RD	BURLINGTON	NORTH CAROLINA	272159786
WAL-MART - #1288	1049 DURHAM RD	ROXBORO	NORTH CAROLINA	275736123
WAL-MART - #1289	2825 S STATE ROUTE 73	WILMINGTON	OHIO	451777704
WAL-MART - #1290	1834 WINKLER ST	WILKESBORO	NORTH CAROLINA	286972271
WAL-MART - #1291	7150 E SPEEDWAY BLVD	TUCSON	ARIZONA	857101318
WAL-MART - #1292	2400 N FRANKLIN ST	CHRISTIANSBURG	VIRGINIA	240731089
WAL-MART - #1293	3209 DEANS BRIDGE RD	AUGUSTA	GEORGIA	309064201
WAL-MART - #1294	3240 S WESTERN AVE	MARION	INDIANA	469533967
WAL-MART - #1295	1100 S 1ST ST	MADILL	OKLAHOMA	734463900
WAL-MART - #1296	1126 W US HIGHWAY 77	SAN BENITO	TEXAS	785864337
WAL-MART - #1297	2201 N YOUNG BLVD	CHIEFLAND	FLORIDA	326261957
WAL-MART - #1298	2025 N MARINE BLVD	JACKSONVILLE	NORTH CAROLINA	285466920
WAL-MART - #1299	2003 E RODEO DR	COTTONWOOD	ARIZONA	863265999
WAL-MART - #1300	3105 DR M L KING JR BLVD	NEW BERN	NORTH CAROLINA	285625213

Exhibit 1 – Location List

WAL-MART - #1301	4210 FRANKLIN RD SW	ROANOKE	VIRGINIA	240145258
WAL-MART - #1302	780 COMMONWEALTH DR	NORTON	VIRGINIA	242734051
WAL-MART - #1303	620 SOUTHCROSS RD	GEORGETOWN	TEXAS	786284157
WAL-MART - #1304	2501 WALTON BLVD	WARSAW	INDIANA	465826500
WAL-MART - #1305	3800 DEERFIELD DR	JANESVILLE	WISCONSIN	535464430
WAL-MART - #1306	233 S NEW YORK AVE	ALAMOGORDO	NEW MEXICO	883106531
WAL-MART - #1307	2080 N STATE ROUTE 50	BOURBONNAIS	ILLINOIS	609144410
WAL-MART - #1308	7700 W QUINCY AVE	DENVER	COLORADO	801232404
WAL-MART - #1309	1841 W MAIN ST	SALEM	VIRGINIA	241533111
WAL-MART - #1310	5555 S US HIGHWAY 41	TERRE HAUTE	INDIANA	478024715
WAL-MART - #1311	5448 B WHITTLESELL BLVD	COLUMBUS	GEORGIA	31909
WAL-MART - #1312	670 LILLINGTON HWY	SPRING LAKE	NORTH CAROLINA	283902119
WAL-MART - #1313	1200 SE MILITARY DR	SAN ANTONIO	TEXAS	782142804
WAL-MART - #1313	1200 SE MILITARY DR	SAN ANTONIO	TEXAS	78214
WAL-MART - #1314	3795 BUFORD DR	BUFORD	GEORGIA	305194906
WAL-MART - #1315	2032 DELL RANGE BLVD	CHEYENNE	WYOMING	820094956
WAL-MART - #1316	1536 EGG HARBOR RD	STURGEON BAY	WISCONSIN	542351257
WAL-MART - #1317	125 BLEACHERY BLVD	ASHEVILLE	NORTH CAROLINA	288058209
WAL-MART - #1318	6777 CLINTON HWY	KNOXVILLE	TENNESSEE	379121020
WAL-MART - #1319	7550 NORRIS FWY	KNOXVILLE	TENNESSEE	379384221
WAL-MART - #1320	7420 CHAPMAN HWY	KNOXVILLE	TENNESSEE	379206614
WAL-MART - #1321	1299 N BRIGHTLEAF BLVD	SMITHFIELD	NORTH CAROLINA	275770000
WAL-MART - #1322	160 LOWES BLVD	LEXINGTON	NORTH CAROLINA	272925347
WAL-MART - #1323	3315 N UNIVERSITY ST	PEORIA	ILLINOIS	616041366
WAL-MART - #1324	100 W WHITE PARK DR	NOGALES	ARIZONA	856211021
WAL-MART - #1325	455 E WETMORE RD	TUCSON	ARIZONA	857051743
WAL-MART - #1326	2520 N DIERS AVE	GRAND ISLAND	NEBRASKA	688031212
WAL-MART - #1327	567 IVY TECH DR	MADISON	INDIANA	472501802
WAL-MART - #1328	700 MIKES PIKE ST	WINSLOW	ARIZONA	860472400
WAL-MART - #1329	240 MALL RD	LOGANSPORT	INDIANA	469472285
WAL-MART - #1330	975 N CABLE RD	LIMA	OHIO	458051703
WAL-MART - #1331	2400 MICHIGAN ST	SIDNEY	OHIO	453659080
WAL-MART - #1332	1601 CORNHUSKER DR	SOUTH SIOUX CITY	NEBRASKA	687763924
WAL-MART - #1333	301 TOWN CENTER BLVD	VAN WERT	OHIO	458919087
WAL-MART - #1334	100 S RAGUS RD	CLAYPOOL	ARIZONA	855320000
WAL-MART - #1335	1233 N LEE HWY	LEXINGTON	VIRGINIA	244503307
WAL-MART - #1336	1193 N MAIN ST	MARION	VIRGINIA	243544121
WAL-MART - #1337	548 CC CAMP RD	ELKIN	NORTH CAROLINA	286218704
WAL-MART - #1338	4701 BUENA VISTA RD	COLUMBUS	GEORGIA	319077804
WAL-MART - #1339	10060 TWO NOTCH RD	COLUMBIA	SOUTH CAROLINA	292234396
WAL-MART - #1340	5401 FAIRINGTON RD	LITHONIA	GEORGIA	300385113
WAL-MART - #1341	335 S RED BANK RD	EVANSVILLE	INDIANA	477124745
WAL-MART - #1342	300 W ESPLANADE AVE	KENNER	LOUISIANA	700652540
WAL-MART - #1344	1028 RICHMOND AVE	STAUNTON	VIRGINIA	244014901
WAL-MART - #1345	3471 OLD HALIFAX RD	SOUTH BOSTON	VIRGINIA	245924936
WAL-MART - #1346	3911 BIENVILLE BLVD	OCEAN SPRINGS	MISSISSIPPI	395644519
WAL-MART - #1347	1430 AUSTIN HWY	SAN ANTONIO	TEXAS	782094338

Exhibit 1 – Location List

WAL-MART - #1348	5135 CAROLINA BEACH RD	WILMINGTON	NORTH CAROLINA	284122516
WAL-MART - #1349	3306 N UNIVERSITY DR	SUNRISE	FLORIDA	333516773
WAL-MART - #1350	3900 WARDS RD	LYNCHBURG	VIRGINIA	245022942
WAL-MART - #1351	1330 N EISENHOWER DR	BECKLEY	WEST VIRGINIA	258013156
WAL-MART - #1352	5682 S NC 41 HWY	WALLACE	NORTH CAROLINA	284666094
WAL-MART - #1353	5110 JEFFERSON HWY	HARAHAN	LOUISIANA	701235302
WAL-MART - #1354	570 PAMLICO PLZ	WASHINGTON	NORTH CAROLINA	278893337
WAL-MART - #1355	300 NC HIGHWAY 24	MOREHEAD CITY	NORTH CAROLINA	285572551
WAL-MART - #1356	410 GRAND VALLEY BLVD	MARTINSVILLE	INDIANA	461516123
WAL-MART - #1357	2501 HIGHWAY 180 E	SILVER CITY	NEW MEXICO	880617791
WAL-MART - #1358	2110 BELLS HWY	WALTERBORO	SOUTH CAROLINA	294886817
WAL-MART - #1359	7400 RIVERS AVE	NORTH CHARLESTON	SOUTH CAROLINA	294064645
WAL-MART - #1360	100 FAYETTE TOWN CTR	FAYETTEVILLE	WEST VIRGINIA	258409539
WAL-MART - #1361	3400 SINGING HILLS BLVD	SIOUX CITY	IOWA	511065162
WAL-MART - #1362	15017 EMERALD COAST PKWY	DESTIN	FLORIDA	325413358
WAL-MART - #1363	1681 EATONTON RD	MADISON	GEORGIA	306504632
WAL-MART - #1364	5695 HIGHWAY 95 N	LAKE HAVASU CITY	ARIZONA	864049646
WAL-MART - #1365	2222 CREST VIEW DR	HUDSON	WISCONSIN	540169487
WAL-MART - #1366	3500 E MAIN ST	MERRILL	WISCONSIN	544528943
WAL-MART - #1367	2720 WATSON BLVD	WARNER ROBINS	GEORGIA	310938041
WAL-MART - #1368	11217 STATE ROUTE 41	WEST UNION	OHIO	456939397
WAL-MART - #1369	300 N BEELINE HWY	PAYSON	ARIZONA	855414305
WAL-MART - #1370	2840 HIGHWAY 95	BULLHEAD CITY	ARIZONA	864427792
WAL-MART - #1371	735 WHITFIELD DR	COLUMBUS	INDIANA	472012611
WAL-MART - #1372	4500 FAYETTEVILLE RD	RALEIGH	NORTH CAROLINA	276033614
WAL-MART - #1373	4004 LAWRENCEVILLE HWY NW	LILBURN	GEORGIA	300472820
WAL-MART - #1374	200 S STATE ROAD 434	ALTAMONTE SPRINGS	FLORIDA	327143858
WAL-MART - #1375	2255 HIGHWAY 71	MARIANNA	FLORIDA	324482541
WAL-MART - #1376	204 N ANDERSON LN	HENDERSONVILLE	TENNESSEE	370756926
WAL-MART - #1377	2019 N RICHMOND RD	MCHENRY	ILLINOIS	600501418
WAL-MART - #1378	2304 LINCOLNWAY E	GOSHEN	INDIANA	465266421
WAL-MART - #1379	210 GREENVILLE BLVD SW	GREENVILLE	NORTH CAROLINA	278346908
WAL-MART - #1380	2609 7TH ST	LAS VEGAS	NEW MEXICO	877014863
WAL-MART - #1381	2555 W APACHE TRL	APACHE JUNCTION	ARIZONA	852205204
WAL-MART - #1382	508 BYPASS 72 NW	GREENWOOD	SOUTH CAROLINA	296491300
WAL-MART - #1383	350 ROBERT SMALLS PKWY	BEAUFORT	SOUTH CAROLINA	299064284
WAL-MART - #1384	6 CONLEY RD	LA JUNTA	COLORADO	810509640
WAL-MART - #1385	3000 E FRANKLIN BLVD	GASTONIA	NORTH CAROLINA	280569451
WAL-MART - #1386	1706 W REYNOLDS ST	PONTIAC	ILLINOIS	617649695
WAL-MART - #1387	3801 TURTLE CREEK DR	CORAL SPRINGS	FLORIDA	330674282
WAL-MART - #1388	2501 E NORTH ST	KENDALLVILLE	INDIANA	467553231
WAL-MART - #1389	1815 S STORY ST	BOONE	IOWA	500365230
WAL-MART - #1390	8001 US HIGHWAY 19 N	PINELLAS PARK	FLORIDA	337811744
WAL-MART - #1391	1101 BEVILLE RD	DAYTONA BEACH	FLORIDA	321191604
WAL-MART - #1392	5226 SIGMON RD	WILMINGTON	NORTH CAROLINA	284031666

Exhibit 1 – Location List

WAL-MART - #1393	2203 A AVE W	OSKALOOSA	IOWA	525771965
WAL-MART - #1394	4500 S 108TH ST	GREENFIELD	WISCONSIN	532282507
WAL-MART - #1395	1340 W MCCORD ST	CENTRALIA	ILLINOIS	628015644
WAL-MART - #1396	920 US HIGHWAY 12	BARABOO	WISCONSIN	539139254
WAL-MART - #1397	10224 COORS BYP NW	ALBUQUERQUE	NEW MEXICO	871144398
WAL-MART - #1398	4545 HYPOLUXO RD	LAKE WORTH	FLORIDA	334637508
WAL-MART - #1399	1126 W LYNCHBURG SALEM TPKE	BEDFORD	VIRGINIA	245231803
WAL-MART - #1400	1911 EPPS BRIDGE PKWY	ATHENS	GEORGIA	306066130
WAL-MART - #1401	776 S RT 59	NAPERVILLE	ILLINOIS	605400000
WAL-MART - #1403	308 HABERSHAM HILLS CIR	CORNELIA	GEORGIA	305315388
WAL-MART - #1404	820 S RAND RD	LAKE ZURICH	ILLINOIS	600472465
WAL-MART - #1405	4600 7TH ST	BAY CITY	TEXAS	774148743
WAL-MART - #1406	2350 S PLEASANT VALLEY RD	WINCHESTER	VIRGINIA	226017006
WAL-MART - #1407	1530 WALMART DR	LEBANON	OHIO	450367342
WAL-MART - #1408	4400 W TENNESSEE ST	TALLAHASSEE	FLORIDA	323041029
WAL-MART - #1409	10750 WESTVIEW DR	HOUSTON	TEXAS	770435019
WAL-MART - #1410	1801 W MAIN ST	TROY	OHIO	453732346
WAL-MART - #1411	18680 S NOTALES HWY	SAHUARITA	ARIZONA	85629
WAL-MART - #1412	4308 E GRAND AVE	LARAMIE	WYOMING	820705508
WAL-MART - #1413	1205 S IL ROUTE 31	CRYSTAL LAKE	ILLINOIS	600148213
WAL-MART - #1414	1 I-25 BYPASS	BELEN	NEW MEXICO	87002
WAL-MART - #1415	2200 HIGHWAY 71	SPIRIT LAKE	IOWA	513601162
WAL-MART - #1416	1815 SCOTT ST	NAPOLEON	OHIO	435451086
WAL-MART - #1417	3050 N HIGHWAY 69	PRESCOTT	ARIZONA	863010000
WAL-MART - #1418	1530 W HIGHWAY 50	O FALLON	ILLINOIS	622691657
WAL-MART - #1419	5311 COLDWATER RD	FORT WAYNE	INDIANA	468255444
WAL-MART - #1420	850 S BARRINGTON RD	STREAMWOOD	ILLINOIS	601072255
WAL-MART - #1421	1980 FREEDOM PKWY	WASHINGTON	ILLINOIS	615719468
WAL-MART - #1422	7945 N ALGER RD	ALMA	MICHIGAN	488019783
WAL-MART - #1423	1165 SUPERIOR DR	SAINT JOHNS	MICHIGAN	488798234
WAL-MART - #1424	671 SOUTHPARK BLVD	COLONIAL HEIGHTS	VIRGINIA	238343617
WAL-MART - #1425	402 W PLAZA DR	COLUMBIA CITY	INDIANA	467251019
WAL-MART - #1426	351 RIVER HILL DR	ASHLAND	KENTUCKY	411017397
WAL-MART - #1427	1470 S COURT ST	CIRCLEVILLE	OHIO	431132165
WAL-MART - #1428	4730 ENCORE BLVD	MOUNT PLEASANT	MICHIGAN	488586016
WAL-MART - #1429	2052 N STATE ROUTE 53	FREMONT	OHIO	434208628
WAL-MART - #1430	351 WASHBURN ST	OSHKOSH	WISCONSIN	549040000
WAL-MART - #1431	300 N PARK DR	KEOKUK	IOWA	526322200
WAL-MART - #1432	8917 E 34TH RD	CADILLAC	MICHIGAN	496010000
WAL-MART - #1433	1950 HAVEMANN RD	CELINA	OHIO	458229300
WAL-MART - #1434	707 S 8TH ST	COLORADO SPRINGS	COLORADO	809051811
WAL-MART - #1435	806 LAUREL ST	CRESTON	IOWA	508013554
WAL-MART - #1436	6294 FOREST HILL BLVD	GREENACRES	FLORIDA	334156109
WAL-MART - #1437	2501 N HIGHWAY 64	GUYMON	OKLAHOMA	739429601
WAL-MART - #1438	1330 S PROVIDENCE CENTER DR	CEDAR CITY	UTAH	847208872
WAL-MART - #1439	625 W TELEGRAPH ST	WASHINGTON	UTAH	847801541
WAL-MART - #1440	99 W 1280 N	TOOELE	UTAH	840742162
WAL-MART - #1441	5303 BOWEN DR	MASON	OHIO	450406732
WAL-MART - #1442	1017 W HAUL ST	PAGE	ARIZONA	860400000

Exhibit 1 – Location List

WAL-MART - #1443	4370 EASTGATE SQUARE DR	CINCINNATI	OHIO	452451580
WAL-MART - #1444	9890 HUTCHINSON PARK DR	JACKSONVILLE	FLORIDA	322257205
WAL-MART - #1445	2826 E HARBOR RD	PORT CLINTON	OHIO	434522611
WAL-MART - #1446	2501 W ST	RICE LAKE	WISCONSIN	548680000
WAL-MART - #1447	3705 TOWER AVE	SUPERIOR	WISCONSIN	548805338
WAL-MART - #1448	1996 E MAIN ST	ASHLAND	OHIO	448058944
WAL-MART - #1449	4115 CALUMET AVE	MANITOWOC	WISCONSIN	542205491
WAL-MART - #1450	200 ACADEMY DR	RIPLEY	WEST VIRGINIA	252711121
WAL-MART - #1451	100 LINCOLN AVE	BEARDSTOWN	ILLINOIS	62618
WAL-MART - #1452	3209 PINEVILLE MATTHEWS RD	CHARLOTTE	NORTH CAROLINA	282269301
WAL-MART - #1453	2440 W MASON ST	GREEN BAY	WISCONSIN	543034711
WAL-MART - #1454	5211 BROADWAY ST	QUINCY	ILLINOIS	623059122
WAL-MART - #1455	8401 ANDERSON BLVD	FORT WORTH	TEXAS	761203857
WAL-MART - #1456	125 N 2ND ST	EVANSTON	WYOMING	829303672
WAL-MART - #1457	1733 N FEDERAL BLVD	RIVERTON	WYOMING	825015201
WAL-MART - #1458	3040 BATTLEFIELD PKWY	FORT OGLETHORPE	GEORGIA	307424004
WAL-MART - #1459	7245 US 31 S	INDIANAPOLIS	INDIANA	462278538
WAL-MART - #1460	3803 OSBORNE DR E	HASTINGS	NEBRASKA	689011951
WAL-MART - #1461	201 GATEWAY BLVD	ROCK SPRINGS	WYOMING	829015782
WAL-MART - #1462	501 WILLOW LN	GREENVILLE	ALABAMA	360379709
WAL-MART - #1463	70 HOSPITALITY DR	XENIA	OHIO	45385
WAL-MART - #1464	8180 S TRYON ST	CHARLOTTE	NORTH CAROLINA	282733325
WAL-MART - #1465	515 MOUNT CROSS RD	DANVILLE	VIRGINIA	245404065
WAL-MART - #1466	2824 APPALACHIAN HWY	JACKSBORO	TENNESSEE	377572834
WAL-MART - #1467	539 E CENTRAL AVE	JAMESTOWN	TENNESSEE	385564105
WAL-MART - #1468	205 HOUSE CARLSON DR	BATESVILLE	MISSISSIPPI	386067643
WAL-MART - #1469	2020 GUNBARREL RD	CHATTANOOGA	TENNESSEE	374212664
WAL-MART - #1470	700 19TH AVE SE	WILLMAR	MINNESOTA	56201
WAL-MART - #1471	1717 N SHAWANO ST	NEW LONDON	WISCONSIN	549619365
WAL-MART - #1472	1752 N FRONTAGE RD	HASTINGS	MINNESOTA	550333490
WAL-MART - #1473	1881 E MADISON AVE	MANKATO	MINNESOTA	560016200
WAL-MART - #1474	2900 S PACIFIC AVE	YUMA	ARIZONA	853653500
WAL-MART - #1475	2485 HIGHWAY 92	WASHINGTON	IOWA	523539337
WAL-MART - #1476	1351 VETERANS PKWY	CLARKSVILLE	INDIANA	471297747
WAL-MART - #1477	200 WAL ST	SUMMERSVILLE	WEST VIRGINIA	266512100
WAL-MART - #1478	354 PRIVATE DR	SOUTH POINT	OHIO	45680
WAL-MART - #1479	2400 MORTHLAND DR	VALPARAISO	INDIANA	463838329
WAL-MART - #1480	950 E GREENVILLE PIKE	WINCHESTER	INDIANA	473948448
WAL-MART - #1481	209 LAKESHORE PKWY	HOMEWOOD	ALABAMA	352097105
WAL-MART - #1482	7011 W WATERS AVE	TAMPA	FLORIDA	336342203
WAL-MART - #1483	3001 BROADWAY AVE	YANKTON	SOUTH DAKOTA	570784890
WAL-MART - #1485	2300 S DOUGLAS HWY	GILLETTE	WYOMING	827185420
WAL-MART - #1486	1800 PEERY DR	FARMVILLE	VIRGINIA	23901
WAL-MART - #1487	5780 FRANKLIN ST	MICHIGAN CITY	INDIANA	463607844
WAL-MART - #1488	7001 CONCOURSE PKWY	DOUGLASVILLE	GEORGIA	301344549
WAL-MART - #1489	555 E TOWNLINE RD	VERNON HILLS	ILLINOIS	600611552
WAL-MART - #1490	7219 WALTON ST	ROCKFORD	ILLINOIS	611082607
WAL-MART - #1491	1500 N JEFFERSON WAY	INDIANOLA	IOWA	501251489

Exhibit 1 – Location List

WAL-MART - #1492	14000 E EXPOSITION AVE	AURORA	COLORADO	800122538
WAL-MART - #1493	3371 S ALABAMA AVE	MONROEVILLE	ALABAMA	364605643
WAL-MART - #1494	4109 S STAPLES ST	CORPUS CHRISTI	TEXAS	78411
WAL-MART - #1495	7680 BRANDT PIKE	HUBER HEIGHTS	OHIO	454242340
WAL-MART - #1496	1334 FLAMMANG DR	WATERLOO	IOWA	507024366
WAL-MART - #1497	21410 S CICERO AVE	MATTESON	ILLINOIS	604432215
WAL-MART - #1498	3738 BATTLEGROUND AVE	GREENSBORO	NORTH CAROLINA	274102344
WAL-MART - #1499	520 N JEFFERSON ST	LEWISBURG	WEST VIRGINIA	249011164
WAL-MART - #1500	1201 29TH ST SE	WATERTOWN	SOUTH DAKOTA	572019179
WAL-MART - #1501	14941 N DALE MABRY HWY	TAMPA	FLORIDA	336181801
WAL-MART - #1502	251 PREMIER BLVD	ROANOKE RAPIDS	NORTH CAROLINA	278705076
WAL-MART - #1503	6244 WILMINGTON PIKE	CENTERVILLE	OHIO	454597024
WAL-MART - #1504	8800 KINGSRIDGE DR	DAYTON	OHIO	454581616
WAL-MART - #1505	254 CASSIDY BLVD	PIKEVILLE	KENTUCKY	415011426
WAL-MART - #1506	1220 W MAIN ST	MANCHESTER	IOWA	520572305
WAL-MART - #1507	3030 N ROCK RD	WICHITA	KANSAS	672261309
WAL-MART - #1508	1695 COFFEEN AVE	SHERIDAN	WYOMING	828015707
WAL-MART - #1509	103 E CARLISLE	MAQUOKETA	IOWA	520602004
WAL-MART - #1510	7625 DOERING DR	FLORENCE	KENTUCKY	410424211
WAL-MART - #1511	1800 S UNIVERSITY DR	MIRAMAR	FLORIDA	330252231
WAL-MART - #1512	800 W WARNER RD	CHANDLER	ARIZONA	852252939
WAL-MART - #1513	35404 US HIGHWAY 19 N	PALM HARBOR	FLORIDA	346841738
WAL-MART - #1514	2201 MICHIGAN AVE	ARNOLD	MISSOURI	630102151
WAL-MART - #1515	N9855 APPLETON AVE	GERMANTOWN	WISCONSIN	53022
WAL-MART - #1516	1404 W WILSON ST	BORGER	TEXAS	790074420
WAL-MART - #1517	300 W COPANS RD	POMPANO BEACH	FLORIDA	330643271
WAL-MART - #1518	3221 W 86TH ST	INDIANAPOLIS	INDIANA	462683606
WAL-MART - #1519	100 WALMART DR	JACKSON	OHIO	456408692
WAL-MART - #1520	3820 7TH AVE SE	ABERDEEN	SOUTH DAKOTA	574016638
WAL-MART - #1521	8451 COLERAIN AVE	CINCINNATI	OHIO	452393926
WAL-MART - #1522	721 BEVERLY PIKE	ELKINS	WEST VIRGINIA	262419729
WAL-MART - #1523	11400 W BROAD ST	GLEN ALLEN	VIRGINIA	230605821
WAL-MART - #1524	12000 IRON BRIDGE RD	CHESTER	VIRGINIA	238311459
WAL-MART - #1525	7430 BELL CREEK RD	MECHANICSVILLE	VIRGINIA	231113550
WAL-MART - #1526	1831 LAKE AVE	STORM LAKE	IOWA	505887606
WAL-MART - #1527	101 TANGLEWOOD PKWY	ELIZABETH CITY	NORTH CAROLINA	279097788
WAL-MART - #1528	2645 BLAIRS FERRY RD NE	CEDAR RAPIDS	IOWA	524021802
WAL-MART - #1529	2801 E MARKET ST	YORK	PENNSYLVANIA	174022406
WAL-MART - #1530	710 N DAVIS AVE	CLEVELAND	MISSISSIPPI	387322102
WAL-MART - #1531	620 IL ROUTE 25	EAST DUNDEE	ILLINOIS	601181607
WAL-MART - #1532	5845 W BELL RD	GLENDALE	ARIZONA	853083800
WAL-MART - #1533	7975 W PEORIA AVE	PEORIA	ARIZONA	853455941
WAL-MART - #1534	2717 ROCK ISLAND PL	BISMARCK	NORTH DAKOTA	58504
WAL-MART - #1535	3209 S LOUISE AVE	SIOUX FALLS	SOUTH DAKOTA	57106
WAL-MART - #1536	LIGHTHOUSE CROSSING	SAINT PETERSBURG	FLORIDA	337094106
WAL-MART - #1537	1270 YORK RD	GETTYSBURG	PENNSYLVANIA	173257562
WAL-MART - #1538	2421 6TH ST	BROOKINGS	SOUTH DAKOTA	570061733
WAL-MART - #1539	359 N LEXINGTON SPRINGMILL RD	MANSFIELD	OHIO	449063808

Exhibit 1 – Location List

WAL-MART - #1540	201 73RD ST	SOUTH HAVEN	MICHIGAN	490907907
WAL-MART - #1541	9990 BELVEDERE RD	WEST PALM BEACH	FLORIDA	334113518
WAL-MART - #1542	950 EDELWEISS VILLAGE PKWY	GAYLORD	MICHIGAN	497350000
WAL-MART - #1543	2825 1ST AVE	SPEARFISH	SOUTH DAKOTA	577833261
WAL-MART - #1544	550 EMILY DR	CLARKSBURG	WEST VIRGINIA	263015508
WAL-MART - #1545	2551 32ND AVE S	GRAND FORKS	NORTH DAKOTA	582016542
WAL-MART - #1546	840 OAK ST	IOWA FALLS	IOWA	501261437
WAL-MART - #1547	4205 COMMERCE DR	LAFAYETTE	INDIANA	479053800
WAL-MART - #1548	1200 E WALNUT ST	WATSEKA	ILLINOIS	609701804
WAL-MART - #1549	2020 N 75TH AVE	PHOENIX	ARIZONA	850353249
WAL-MART - #1550	900 N MAIN ST	GUNNISON	COLORADO	812302416
WAL-MART - #1551	6701 S 27TH ST	FRANKLIN	WISCONSIN	531329430
WAL-MART - #1552	323 S ARLINGTON ST	SALISBURY	NORTH CAROLINA	281445163
WAL-MART - #1553	314 W ARMY TRAIL RD	BLOOMINGDALE	ILLINOIS	601082300
WAL-MART - #1554	3223 E HAMMER LN	STOCKTON	CALIFORNIA	952122815
WAL-MART - #1555	2150 N WATERMAN AVE	EL CENTRO	CALIFORNIA	922431605
WAL-MART - #1556	9245 W 159TH ST	TINLEY PARK	ILLINOIS	604770000
WAL-MART - #1557	8300 E 96TH ST	FISHERS	INDIANA	46038
WAL-MART - #1558	304 E ARBOR LN	EDEN	NORTH CAROLINA	272885396
WAL-MART - #1559	201 N NELLIS BLVD	LAS VEGAS	NEVADA	891105321
WAL-MART - #1560	6005 S EASTERN AVE	LAS VEGAS	NEVADA	891193135
WAL-MART - #1561	3950 AUSTIN PEAY HWY	MEMPHIS	TENNESSEE	381282516
WAL-MART - #1562	13020 RIVERDALE DR NW	COON RAPIDS	MINNESOTA	554481057
WAL-MART - #1563	44665 VALLEY CENTRAL WAY	LANCASTER	CALIFORNIA	935366500
WAL-MART - #1564	4490 GALLIA ST	PORTSMOUTH	OHIO	45662
WAL-MART - #1565	4001 2ND AVE W	WILLISTON	NORTH DAKOTA	588012603
WAL-MART - #1566	MARKET CENTRE	GOSHEN	INDIANA	465265801
WAL-MART - #1567	2456 3RD AVE W	DICKINSON	NORTH DAKOTA	586012608
WAL-MART - #1568	1275 N HERMITAGE RD	HERMITAGE	PENNSYLVANIA	161483110
WAL-MART - #1569	240 WAL MART WAY	MAYSVILLE	KENTUCKY	410569613
WAL-MART - #1570	505 TOURING DR	AUBURN	INDIANA	467062054
WAL-MART - #1571	250 WOLF RUN	MUKWONAGO	WISCONSIN	531498470
WAL-MART - #1572	1851 W HIGHWAY 40	VERNAL	UTAH	840784125
WAL-MART - #1573	255 S HIGHWAY 55	PRICE	UTAH	845013533
WAL-MART - #1574	6225 COLONY ST	BAKERSFIELD	CALIFORNIA	933076538
WAL-MART - #1575	355 ORO DAM BLVD E	OROVILLE	CALIFORNIA	959655713
WAL-MART - #1576	1555 US HIGHWAY 41	SCHERERVILLE	INDIANA	463751317
WAL-MART - #1577	1315 HIGHWAY 25 N	BUFFALO	MINNESOTA	553132917
WAL-MART - #1578	970 MANSELL RD	ROSWELL	GEORGIA	300761506
WAL-MART - #1579	714 GRANVILLE CORS	OXFORD	NORTH CAROLINA	275654012
WAL-MART - #1580	10617 E WASHINGTON ST	INDIANAPOLIS	INDIANA	462292611
WAL-MART - #1581	4731 13TH AVE S	FARGO	NORTH DAKOTA	581037205
WAL-MART - #1583	1977 W CLEVELAND AVE	MADERA	CALIFORNIA	936378717
WAL-MART - #1584	3615 S RAINBOW BLVD	LAS VEGAS	NEVADA	891031057
WAL-MART - #1585	1401 S DEWEY ST	NORTH PLATTE	NEBRASKA	691017650
WAL-MART - #1586	1133 E WEST CONNECTOR	AUSTELL	GEORGIA	301061589
WAL-MART - #1587	2225 PLAZA	MODESTO	CALIFORNIA	953506215
WAL-MART - #1588	15272 BEAR VALLEY RD	VICTORVILLE	CALIFORNIA	923958767

Exhibit 1 – Location List

WAL-MART - #1589	16205 S MILITARY TRL	DELRAY BEACH	FLORIDA	334846503
WAL-MART - #1590	5851 NW 177TH ST	HIALEAH	FLORIDA	330155127
WAL-MART - #1591	6535 GRAYSON RD	HARRISBURG	PENNSYLVANIA	171115141
WAL-MART - #1592	901 N VAN DYKE RD	BAD AXE	MICHIGAN	484139174
WAL-MART - #1593	800 E CHICAGO ST	COLDWATER	MICHIGAN	490362055
WAL-MART - #1594	911 HEBRON RD	HEATH	OHIO	430561182
WAL-MART - #1595	555 COLEMANS XING	MARYSVILLE	OHIO	430407042
WAL-MART - #1596	200 S BOLINGBROOK DR	BOLINGBROOK	ILLINOIS	604402932
WAL-MART - #1597	10938 S MEMORIAL DR	TULSA	OKLAHOMA	741337352
WAL-MART - #1598	4617 E BELL RD	PHOENIX	ARIZONA	850322305
WAL-MART - #1599	11701 METCALF AVE	OVERLAND PARK	KANSAS	662102201
WAL-MART - #1600	911 S CHINA LAKE BLVD	RIDGECREST	CALIFORNIA	935556315
WAL-MART - #1601	2001 E 151ST ST	CARMEL	INDIANA	460337737
WAL-MART - #1602	3401 FREEDOM DR	SPRINGFIELD	ILLINOIS	627046517
WAL-MART - #1603	1841 J A COCHRAN BYP	CHESTER	SOUTH CAROLINA	297062672
WAL-MART - #1604	1200 N LACROSSE ST	RAPID CITY	SOUTH DAKOTA	577016965
WAL-MART - #1605	4600 MOBILE HWY	PENSACOLA	FLORIDA	32506
WAL-MART - #1606	5764 HIGHWAY 153	HIXSON	TENNESSEE	373433727
WAL-MART - #1607	10180 US HIGHWAY 522 S	LEWISTOWN	PENNSYLVANIA	17044
WAL-MART - #1608	1025 S MAIN ST	RED BLUFF	CALIFORNIA	960804360
WAL-MART - #1609	100 SE 29TH ST	GRAND RAPIDS	MINNESOTA	557444043
WAL-MART - #1610	PLAZA	ROCHESTER	NEW YORK	146263459
WAL-MART - #1611	4475 24TH AVE	FORT GRATIOT	MICHIGAN	480593810
WAL-MART - #1612	1650 W VALENCIA RD	TUCSON	ARIZONA	857466021
WAL-MART - #1613	2628 S MAIN ST	HIGH POINT	NORTH CAROLINA	272631941
WAL-MART - #1614	1525 GLENN SCHOOL RD	DURHAM	NORTH CAROLINA	277043515
WAL-MART - #1615	2203 LOVERIDGE RD	PITTSBURG	CALIFORNIA	945655021
WAL-MART - #1616	2900 MAIN ST	SUSANVILLE	CALIFORNIA	961304730
WAL-MART - #1617	4400 E 2ND ST	CASPER	WYOMING	826094221
WAL-MART - #1618	2936 E 79TH AVE	MERRILLVILLE	INDIANA	464105748
WAL-MART - #1619	1200 MARKETPLACE DR	ROCHESTER	NEW YORK	146236002
WAL-MART - #1620	2578 DOUGLAS AVE	BREWTON	ALABAMA	364263552
WAL-MART - #1621	1101 N 18TH ST	CENTERVILLE	IOWA	525441119
WAL-MART - #1622	2801 W STATE ROUTE 18	TIFFIN	OHIO	448838950
WAL-MART - #1623	2150 WILKES BARRE TOWNSHIP MARKET PL	WILKES BARRE	PENNSYLVANIA	187026059
WAL-MART - #1624	2601 FASHION PL	BAKERSFIELD	CALIFORNIA	933063027
WAL-MART - #1625	1111 HOLTON DR	LE MARS	IOWA	510312884
WAL-MART - #1626	2000 W MEMORIAL RD	OKLAHOMA CITY	OKLAHOMA	731346506
WAL-MART - #1627	415 34TH ST N	DILWORTH	MINNESOTA	565291801
WAL-MART - #1628	5500 MILAN RD	SANDUSKY	OHIO	448707801
WAL-MART - #1629	2150 E NATIONAL AVE	BRAZIL	INDIANA	478342831
WAL-MART - #1630	1906 FORT JONES RD	YREKA	CALIFORNIA	960979530
WAL-MART - #1631	1900 CUNNINGHAM DR	HAMPTON	VIRGINIA	236664260
WAL-MART - #1632	4611 STATE HIGHWAY 29 S	ALEXANDRIA	MINNESOTA	563086175
WAL-MART - #1633	21 COUNTY ROAD 120	SAINT CLOUD	MINNESOTA	563034879
WAL-MART - #1634	15091 18TH ST NE	LITTLE FALLS	MINNESOTA	563454579
WAL-MART - #1635	W226S1500 HIGHWAY 164 S	WAUKESHA	WISCONSIN	53186
WAL-MART - #1636	3900 S BROADWAY	MINOT	NORTH DAKOTA	587017534

Exhibit 1 – Location List

WAL-MART - #1637	6304 N 99TH ST	OMAHA	NEBRASKA	681341528
WAL-MART - #1638	3176 S EUFAULA AVE	EUFAULA	ALABAMA	360274406
WAL-MART - #1639	2100 PEACE TREE VLG	ROCHESTER	INDIANA	469752655
WAL-MART - #1640	1665 N ATHERTON ST	STATE COLLEGE	PENNSYLVANIA	168031417
WAL-MART - #1641	1529 WASHINGTON ST	WILLIAMSTON	NORTH CAROLINA	278929738
WAL-MART - #1642	1680 PACKARD HWY	CHARLOTTE	MICHIGAN	488139773
WAL-MART - #1643	377 N ROLLING MEADOWS DR	FOND DU LAC	WISCONSIN	549379726
WAL-MART - #1644	120 AJK BLVD	LEWISBURG	PENNSYLVANIA	178377491
WAL-MART - #1645	250 S 12TH AVE	HANFORD	CALIFORNIA	932306176
WAL-MART - #1646	6131 E SOUTHERN AVE	MESA	ARIZONA	852063734
WAL-MART - #1647	1700 S 13TH ST	DECATUR	INDIANA	467332190
WAL-MART - #1648	3770 S HIGHWAY 395	CARSON CITY	NEVADA	89705
WAL-MART - #1649	921 25TH ST SW	JAMESTOWN	NORTH DAKOTA	584016603
WAL-MART - #1650	825 E GREEN BAY AVE	SAUKVILLE	WISCONSIN	530802611
WAL-MART - #1651	7011 MAIN ST	AMERICAN CANYON	CALIFORNIA	945031169
WAL-MART - #1652	5225 ALEXANDER RD	DUBLIN	VIRGINIA	240843657
WAL-MART - #1653	110 BERLIN RD	WESTON	WEST VIRGINIA	264528366
WAL-MART - #1654	7295 GLORY RD	BAXTER	MINNESOTA	564257308
WAL-MART - #1655	1835 S US HIGHWAY 231	CRAWFORDSVILLE	INDIANA	479339424
WAL-MART - #1656	16086 CONNEAUT LAKE RD	MEADVILLE	PENNSYLVANIA	163353894
WAL-MART - #1657	150 WESTERN AVE NW	FARIBAULT	MINNESOTA	550214504
WAL-MART - #1658	2205 HARRISON RD	THOMSON	GEORGIA	308247455
WAL-MART - #1659	60 W BROMLEY LN	BRIGHTON	COLORADO	806013026
WAL-MART - #1660	40130 10TH ST W	PALMDALE	CALIFORNIA	935513005
WAL-MART - #1661	4101 W VERNON AVE	KINSTON	NORTH CAROLINA	285049672
WAL-MART - #1662	1116 CROSSROADS DR	STATESVILLE	NORTH CAROLINA	286258277
WAL-MART - #1663	TOWN CENTRAL LOOP	WAYNESVILLE	NORTH CAROLINA	287864356
WAL-MART - #1664	2500 FOREST HILLS RD W	WILSON	NORTH CAROLINA	278933461
WAL-MART - #1665	4801 W CLARA LN	MUNCIE	INDIANA	473045548
WAL-MART - #1666	3850 E INDEPENDENCE BLVD	CHARLOTTE	NORTH CAROLINA	282057305
WAL-MART - #1667	1601 N CASS ST	WABASH	INDIANA	469929404
WAL-MART - #1668	6590 GRAND AVE	GURNEE	ILLINOIS	600311621
WAL-MART - #1669	3915 GATEWAY DR	EAU CLAIRE	WISCONSIN	547018166
WAL-MART - #1670	1135 BERKSHIRE BLVD	WYOMISSING	PENNSYLVANIA	196101243
WAL-MART - #1671	8525 SOUTH 71ST STREET PLAZA	PAPILLION	NEBRASKA	68133
WAL-MART - #1672	2500 LAKE SHORE DR E	ASHLAND	WISCONSIN	548062421
WAL-MART - #1673	4238 RECREATION DR	CANANDAIGUA	NEW YORK	144242235
WAL-MART - #1674	17850 GARLAND GROH BLVD	HAGERSTOWN	MARYLAND	217401992
WAL-MART - #1675	1236 CAMPBELLSVILLE RD	LEBANON	KENTUCKY	40033
WAL-MART - #1676	730 US HIGHWAY 66 E	TELL CITY	INDIANA	475862758
WAL-MART - #1677	4765 COMMERCIAL DR	NEW HARTFORD	NEW YORK	134136211
WAL-MART - #1678	2863 HERITAGE DR	DELAFIELD	WISCONSIN	530182128
WAL-MART - #1679	3107 MARKET PL	ONALASKA	WISCONSIN	546506724
WAL-MART - #1680	15885 SW 88TH ST	MIAMI	FLORIDA	331961003
WAL-MART - #1681	930 MOUNT PROSPECT PLZ	MOUNT PROSPECT	ILLINOIS	600562652
WAL-MART - #1682	2448 CHESAPEAKE SQUARE RING RD	CHESAPEAKE	VIRGINIA	233212173

Exhibit 1 – Location List

WAL-MART - #1683	524 S FREMONT ST	SHENANDOAH	IOWA	516011570
WAL-MART - #1684	72 BEDFORD SQ	EVERETT	PENNSYLVANIA	155376934
WAL-MART - #1685	1730 N GARFIELD AVE	PIERRE	SOUTH DAKOTA	575015507
WAL-MART - #1686	5469 S REDWOOD RD	MURRAY	UTAH	841235318
WAL-MART - #1687	1200 N MAIN ST	SUFFOLK	VIRGINIA	234344321
WAL-MART - #1688	657 PHOENIX DR	VIRGINIA BEACH	VIRGINIA	234527318
WAL-MART - #1689	5650 S CHAMBERS RD	AURORA	COLORADO	800151132
WAL-MART - #1690	4224 N PROSPECT ST	DECATUR	ILLINOIS	625266100
WAL-MART - #1691	7701 FRONTAGE RD	OVERLAND PARK	KANSAS	662042364
WAL-MART - #1692	1120 S MOUNT VERNON AVE	COLTON	CALIFORNIA	923244220
WAL-MART - #1693	2050 W REDLANDS BLVD	REDLANDS	CALIFORNIA	923736228
WAL-MART - #1694	2875 SUGAR HILL RD	MARION	NORTH CAROLINA	287525497
WAL-MART - #1695	210 HIGHWAY 2 W	DEVILS LAKE	NORTH DAKOTA	583012944
WAL-MART - #1696	3300 HIGHWAY 210 W	FERGUS FALLS	MINNESOTA	565370000
WAL-MART - #1697	8465 ELK GROVE BLVD	ELK GROVE	CALIFORNIA	957589573
WAL-MART - #1698	3 COMMERCE DR	HOOKSETT	NEW HAMPSHIRE	031062528
WAL-MART - #1699	745 W HILL FIELD RD	LAYTON	UTAH	840414602
WAL-MART - #1700	13425 COMMUNITY RD	POWAY	CALIFORNIA	920644723
WAL-MART - #1701	955 ELBERT ST	ELBERTON	GEORGIA	306352641
WAL-MART - #1702	1000 N WICKHAM RD	MELBOURNE	FLORIDA	329358937
WAL-MART - #1703	800 FOXCROFT AVE	MARTINSBURG	WEST VIRGINIA	254011829
WAL-MART - #1704	1501 HELEN POWER DR	VACAVILLE	CALIFORNIA	956873351
WAL-MART - #1705	1860 NORTH ROAD	WATERLOO	NEW YORK	13165
WAL-MART - #1707	16280 DRESDEN AVE	EAST LIVERPOOL	OHIO	439209025
WAL-MART - #1708	4848 S 900 W	RIVERDALE	UTAH	844053726
WAL-MART - #1709	2016 N WAYNE ST	ANGOLA	INDIANA	467039102
WAL-MART - #1710	950 HIGHWAY 80 E	CLINTON	MISSISSIPPI	390565203
WAL-MART - #1711	1600 MONTCLAIR RD	BIRMINGHAM	ALABAMA	352102410
WAL-MART - #1712	1111 MISSOURI AVE N	LARGO	FLORIDA	337701815
WAL-MART - #1713	2071 N MAIN ST	CANTON	ILLINOIS	615201032
WAL-MART - #1714	32 TYGART MALL LOOP	FAIRMONT	WEST VIRGINIA	265542187
WAL-MART - #1715	8155 ELLIOTT RD	EASTON	MARYLAND	216017131
WAL-MART - #1716	150 SOLOMONS ISLAND RD N	PRINCE FREDERICK	MARYLAND	206783906
WAL-MART - #1717	11930 ACTON LN	WALDORF	MARYLAND	206013689
WAL-MART - #1718	2500 TIFFIN AVE	FINDLAY	OHIO	458409511
WAL-MART - #1719	21400 PERRY AVE	BIG RAPIDS	MICHIGAN	493079262
WAL-MART - #1720	1550 SCENIC HWY N	SNELLVILLE	GEORGIA	300782130
WAL-MART - #1721	919 HIGHWAY 1 W	IOWA CITY	IOWA	522464225
WAL-MART - #1722	1221 E MAIN ST	MARSHALL	MINNESOTA	562582582
WAL-MART - #1723	5101 SE 14TH ST	DES MOINES	IOWA	503201609
WAL-MART - #1724	1640 S WASHINGTON ST	MILLERSBURG	OHIO	446548901
WAL-MART - #1726	171 BURGESS RD	HARRISONBURG	VIRGINIA	228013704
WAL-MART - #1727	861 COUNTY ROAD F	BERLIN	WISCONSIN	549231300
WAL-MART - #1728	2321 CHARLES ST	ANDERSON	INDIANA	460132762
WAL-MART - #1729	4200 WESTERN AVE	CONNERSVILLE	INDIANA	473313493
WAL-MART - #1730	1660 TAPPAHANNOCK BLVD	TAPPAHANNOCK	VIRGINIA	225609371
WAL-MART - #1731	990 STATE ROUTE 5 AND 20	GENEVA	NEW YORK	144569543
WAL-MART - #1732	404 ARROWHEAD DR	DENISON	IOWA	514422720

Exhibit 1 – Location List

WAL-MART - #1733	1621 E M 21	OWOSSO	MICHIGAN	488679053
WAL-MART - #1734	2610 N PROSPECT AVE	CHAMPAIGN	ILLINOIS	618221251
WAL-MART - #1735	1455 E LAKE COOK RD	WHEELING	ILLINOIS	600902241
WAL-MART - #1736	1574 N DUPONT HWY	DOVER	DELAWARE	199012215
WAL-MART - #1737	900 S RT 83	VILLA PARK	ILLINOIS	601810000
WAL-MART - #1738	1300 HIGHWAY 15 S	HUTCHINSON	MINNESOTA	553503801
WAL-MART - #1739	30 TRINITY POINT DR	WASHINGTON	PENNSYLVANIA	153012974
WAL-MART - #1740	2545 IL ROUTE 26 S	FREEPORT	ILLINOIS	610329370
WAL-MART - #1741	939 N DUPONT BLVD	MILFORD	DELAWARE	199631072
WAL-MART - #1742	3501 ROUTE 42	TURNERSVILLE	NEW JERSEY	080121752
WAL-MART - #1743	201 WALDON DR	HARLAN	KENTUCKY	408312535
WAL-MART - #1744	1902 EMPIRE BLVD	WEBSTER	NEW YORK	145801959
WAL-MART - #1745	3601 E MAIN ST	RICHMOND	INDIANA	473745934
WAL-MART - #1746	1380 W ELLIOT RD	TEMPE	ARIZONA	852841102
WAL-MART - #1747	2560 N PERRIS BLVD	PERRIS	CALIFORNIA	925713249
WAL-MART - #1748	3951 W ASHLEY CIR	CHARLESTON	SOUTH CAROLINA	294149156
WAL-MART - #1749	59 WALTONS WAY	SOMERSWORTH	NEW HAMPSHIRE	038781044
WAL-MART - #1750	1546 MARION MOUNT GILEAD RD	MARION	OHIO	43302
WAL-MART - #1751	6600 GLENWOOD AVE	RALEIGH	NORTH CAROLINA	276127128
WAL-MART - #1752	3921 WILDER RD	BAY CITY	MICHIGAN	487062127
WAL-MART - #1753	30 MANCHESTER RD	DERRY	NEW HAMPSHIRE	030383005
WAL-MART - #1754	3850 E GRAND RIVER AVE	HOWELL	MICHIGAN	488438593
WAL-MART - #1755	4625 REDWOOD DR	ROHNERT PARK	CALIFORNIA	949287943
WAL-MART - #1756	17251 FOOTHILL BLVD	FONTANA	CALIFORNIA	923359044
WAL-MART - #1757	4740 MALL DR	HERMANTOWN	MINNESOTA	558113941
WAL-MART - #1758	3167 S STATE ROAD 3	NEW CASTLE	INDIANA	473621318
WAL-MART - #1759	6819 WALTON LN	GLOUCESTER	VIRGINIA	230616113
WAL-MART - #1760	1018 RILEY ST	FOLSOM	CALIFORNIA	956303268
WAL-MART - #1761	379 W PONTOON RD	GRANITE CITY	ILLINOIS	620406848
WAL-MART - #1762	WALMART PLAZA	SEABROOK	NEW HAMPSHIRE	038744542
WAL-MART - #1763	4001 COLLEGE AVE	BLUEFIELD	VIRGINIA	246052043
WAL-MART - #1764	1001 73RD ST	WINDSOR HEIGHTS	IOWA	503111311
WAL-MART - #1765	2028 N CENTER AVE	SOMERSET	PENNSYLVANIA	155017436
WAL-MART - #1766	3100 JOHNSON FERRY RD	MARIETTA	GEORGIA	300625657
WAL-MART - #1767	4540 MAIN ST	SHALLOTTE	NORTH CAROLINA	284704446
WAL-MART - #1768	1355 SANDHILL RD	OREM	UTAH	840587307
WAL-MART - #1769	20 INDUSTRIAL DR	DU BOIS	PENNSYLVANIA	158013842
WAL-MART - #1770	20245 ROUTE 19	CRANBERRY TWP	PENNSYLVANIA	160666101
WAL-MART - #1771	1500 S CENTERVILLE RD	STURGIS	MICHIGAN	490918245
WAL-MART - #1772	3600 WASHBURN WAY	KLAMATH FALLS	OREGON	976034539
WAL-MART - #1773	12401 JEFFERSON AVE	NEWPORT NEWS	VIRGINIA	236024311
WAL-MART - #1774	3310 NC HIGHWAY 87 S	SANFORD	NORTH CAROLINA	27330
WAL-MART - #1775	3290 S SANTIAM HWY	LEBANON	OREGON	973553737
WAL-MART - #1776	1901 MARKET WAY	WATERTOWN	WISCONSIN	530947427
WAL-MART - #1777	5900 PERKIOMEN AVE	READING	PENNSYLVANIA	196063635
WAL-MART - #1778	321 YELLOWSTONE AVE	CODY	WYOMING	824149315
WAL-MART - #1779	10260 S HARLEM AVE	BRIDGEVIEW	ILLINOIS	604552401
WAL-MART - #1780	975 HILTON HEIGHTS RD	CHARLOTTESVILLE	VIRGINIA	229018394

Exhibit 1 – Location List

WAL-MART - #1781	819 BENNIE RD	CORTLAND	NEW YORK	130458964
WAL-MART - #1782	701 GRAND CENTRAL AVE	VIENNA	WEST VIRGINIA	261052143
WAL-MART - #1783	2700 W BROADWAY ST	PRINCETON	INDIANA	476709418
WAL-MART - #1784	3025 LANCASTER DR NE	SALEM	OREGON	973051348
WAL-MART - #1785	254 LOWELL RD	HUDSON	NEW HAMPSHIRE	030514913
WAL-MART - #1786	1360 TOWN CENTRE DR	EAGAN	MINNESOTA	551232310
WAL-MART - #1787	2014 KITTYHAWK AVE	CARROLL	IOWA	514018911
WAL-MART - #1788	500 GALLERY BLVD	SCARBOROUGH	MAINE	040746606
WAL-MART - #1789	2350 W KETTLEMAN LN	LODI	CALIFORNIA	952424125
WAL-MART - #1790	2150 N TELEGRAPH RD	MONROE	MICHIGAN	481628901
WAL-MART - #1791	7083 W 48TH ST	FREMONT	MICHIGAN	494129508
WAL-MART - #1792	1102 MILLION DOLLAR HWY	SAINT MARYS	PENNSYLVANIA	158572728
WAL-MART - #1793	3002 STACEY ALLISON WAY	WOODBURN	OREGON	970712904
WAL-MART - #1794	100 LUNGER DR	BLOOMSBURG	PENNSYLVANIA	178158330
WAL-MART - #1795	400 FOREST GATE CTR	PISGAH FOREST	NORTH CAROLINA	287687712
WAL-MART - #1796	85 STATE ROUTE 101	AMHERST	NEW HAMPSHIRE	030311702
WAL-MART - #1797	265 CAMDEN ST	ROCKLAND	MAINE	048412533
WAL-MART - #1798	1121 E CARO RD	CARO	MICHIGAN	487231216
WAL-MART - #1799	2950 NEW PINERY RD	PORTAGE	WISCONSIN	539019225
WAL-MART - #1800	1801 MARKETPLACE DR	GARLAND	TEXAS	750415605
WAL-MART - #1801	4801 S COOPER ST	ARLINGTON	TEXAS	760175998
WAL-MART - #1802	1501 SW WANAMAKER RD	TOPEKA	KANSAS	666043803
WAL-MART - #1804	1710 APPLE GLEN BLVD	FORT WAYNE	INDIANA	468041725
WAL-MART - #1805	79295 HIGHWAY 111	LA QUINTA	CALIFORNIA	922532060
WAL-MART - #1806	233 5TH AVE EXT	GLOVERSVILLE	NEW YORK	120781892
WAL-MART - #1807	265 N ROUTE 73	WEST BERLIN	NEW JERSEY	080912500
WAL-MART - #1808	1805 CENTRAL PARK DR	STEAMBOAT SPRINGS	COLORADO	804878813
WAL-MART - #1809	701 OLDS ST	JONESVILLE	MICHIGAN	492509477
WAL-MART - #1810	26 W MERRITT BLVD	FISHKILL	NEW YORK	125242243
WAL-MART - #1811	1170 N MILITARY HWY	NORFOLK	VIRGINIA	235022425
WAL-MART - #1812	3883 BURBANK RD	WOOSTER	OHIO	446917220
WAL-MART - #1813	6788 STATE ROUTE 31 E	NEWARK	NEW YORK	145139232
WAL-MART - #1814	1001 N RANDALL RD	ELGIN	ILLINOIS	601232319
WAL-MART - #1815	3680 W SHAW AVE	FRESNO	CALIFORNIA	937113231
WAL-MART - #1816	7106 KNIGHTDALE BLVD	KNIGHTDALE	NORTH CAROLINA	275459265
WAL-MART - #1817	1350 N 1ST ST	HERMISTON	OREGON	978381102
WAL-MART - #1818	2131 W GALENA BLVD	AURORA	ILLINOIS	605063211
WAL-MART - #1819	180 CEDAR FALLS RD	MENOMONIE	WISCONSIN	547511268
WAL-MART - #1820	HILLTOP PLAZA/RD.	KITTANNING	PENNSYLVANIA	162018905
WAL-MART - #1821	9101 ALBEMARLE RD	CHARLOTTE	NORTH CAROLINA	282272621
WAL-MART - #1823	495 EISENHOWER DR	HANOVER	PENNSYLVANIA	173315215
WAL-MART - #1824	2515 ELLSWORTH RD	YPSILANTI	MICHIGAN	481975619
WAL-MART - #1825	8386 SUDLEY RD	MANASSAS	VIRGINIA	201093428
WAL-MART - #1826	1819 E NOBLE AVE	VISALIA	CALIFORNIA	932921519
WAL-MART - #1827	6545 LANDMARK DR	PARK CITY	UTAH	840985990
WAL-MART - #1828	250 CROSSROADS DR	PLOVER	WISCONSIN	544674124
WAL-MART - #1829	305 COMMERCE DR	MULLINS	SOUTH CAROLINA	29574
WAL-MART - #1830	297 GRANT AVE	AUBURN	NEW YORK	130211452

Exhibit 1 – Location List

WAL-MART - #1831	3949 STATE ROUTE 31	LIVERPOOL	NEW YORK	13090
WAL-MART - #1832	5601 E RAMON RD	PALM SPRINGS	CALIFORNIA	922643605
WAL-MART - #1833	1800 CARL D SILVER PKWY	FREDERICKSBURG	VIRGINIA	224014960
WAL-MART - #1834	135 NE TERRY LN	GRANTS PASS	OREGON	975264801
WAL-MART - #1835	2405 VESTAL PKWY E	VESTAL	NEW YORK	138502087
WAL-MART - #1836	1601 E US HIGHWAY 223	ADRIAN	MICHIGAN	492214454
WAL-MART - #1837	9451 FM 1960 BYPASS RD W	HUMBLE	TEXAS	773384035
WAL-MART - #1838	3041 N RAINBOW BLVD	LAS VEGAS	NEVADA	891084586
WAL-MART - #1839	4380 LEAVITT RD	LORAIN	OHIO	440532370
WAL-MART - #1840	1205 S MAIN ST	MANTECA	CALIFORNIA	953375748
WAL-MART - #1841	1521 SAMS CIR	CHESAPEAKE	VIRGINIA	233204694
WAL-MART - #1842	4424 W WENDOVER AVE	GREENSBORO	NORTH CAROLINA	274072600
WAL-MART - #1843	2375 NE HIGHWAY 99W	MCMINNVILLE	OREGON	971289201
WAL-MART - #1844	950 ROUTE 37 W	TOMS RIVER	NEW JERSEY	087555018
WAL-MART - #1845	4700 S FLAMINGO RD	COOPER CITY	FLORIDA	333302300
WAL-MART - #1846	199 W 5TH ST	DOUGLAS	ARIZONA	856072853
WAL-MART - #1847	4980 E SILVER SPRINGS BLVD	OCALA	FLORIDA	344703268
WAL-MART - #1848	3 SOUTH 100 RT 53	GLEN ELLYN	ILLINOIS	60137
WAL-MART - #1849	320 E HANES MILL RD	WINSTON SALEM	NORTH CAROLINA	271059135
WAL-MART - #1850	1730 LINCOLN WAY E	CHAMBERSBURG	PENNSYLVANIA	172016318
WAL-MART - #1851	7300 W MCNAB RD	NORTH LAUDERDALE	FLORIDA	330685481
WAL-MART - #1852	14000 WORTH AVE	WOODBRIDGE	VIRGINIA	221924121
WAL-MART - #1853	1231 N SANDERSON AVE	HEMET	CALIFORNIA	925451252
WAL-MART - #1855	12195 SINGLETREE LN	EDEN PRAIRIE	MINNESOTA	553444214
WAL-MART - #1856	900 STILLWATER AVE	BANGOR	MAINE	044013602
WAL-MART - #1857	9303 MENTOR AVE	MENTOR	OHIO	440606413
WAL-MART - #1858	2202 E HIGHWAY 7	MONTEVIDEO	MINNESOTA	562653145
WAL-MART - #1859	2540 ROCKWOOD AVE	CALEXICO	CALIFORNIA	92231
WAL-MART - #1860	1000 E PULASKI HWY	ELKTON	MARYLAND	219216306
WAL-MART - #1861	5815 NORELL AVE N	OAK PARK HTS	MINNESOTA	550821766
WAL-MART - #1862	1610 S RIVERSIDE AVE	RIALTO	CALIFORNIA	923767708
WAL-MART - #1863	34440 VINE ST	EASTLAKE	OHIO	440955114
WAL-MART - #1864	8000 LAKELAND AVE N	BROOKLYN PARK	MINNESOTA	554452403
WAL-MART - #1865	1410 E BRIDGE ST	REDWOOD FALLS	MINNESOTA	562831906
WAL-MART - #1866	615 WILTON RD	FARMINGTON	MAINE	049386128
WAL-MART - #1867	280 WOODWARD RD	WESTMINSTER	MARYLAND	211574677
WAL-MART - #1868	100 MOUNT AUBURN AVE	AUBURN	MAINE	042108565
WAL-MART - #1869	150 E ROUTE 70	MARLTON	NEW JERSEY	080531856
WAL-MART - #1870	1690 SE HARVEST DR	PULLMAN	WASHINGTON	991636000
WAL-MART - #1871	20823 STATE ROUTE 3	WATERTOWN	NEW YORK	136015821
WAL-MART - #1872	2750 PROSPECT AVE	HELENA	MONTANA	596019741
WAL-MART - #1873	1776 PLAINFIELD PIKE	CRANSTON	RHODE ISLAND	029212042
WAL-MART - #1874	2931 S MCCALL RD	ENGLEWOOD	FLORIDA	342248607
WAL-MART - #1875	407 GEORGE CLAUS BLVD	SEVERN	MARYLAND	211441317
WAL-MART - #1876	2700 WASCO ST	HOOD RIVER	OREGON	970311049
WAL-MART - #1877	1250 W HENDERSON AVE	PORTERVILLE	CALIFORNIA	932571455
WAL-MART - #1878	530 N 2ND E	REXBURG	IDAHO	834403566
WAL-MART - #1879	621 MONTARA RD	BARSTOW	CALIFORNIA	923115737

Exhibit 1 – Location List

WAL-MART - #1880	2051 NEWMARK AVE	COOS BAY	OREGON	974204728
WAL-MART - #1881	7901 WATT AVE	ANTELOPE	CALIFORNIA	958432000
WAL-MART - #1882	3400 FLORAL AVE	SELMA	CALIFORNIA	936629036
WAL-MART - #1883	PA RT 18/WAL-MART SHOP. PLAZA	MONACA	PENNSYLVANIA	150610000
WAL-MART - #1884	900 COMMERCE BLVD	DICKSON CITY	PENNSYLVANIA	185191678
WAL-MART - #1885	400 BUTLER CMNS	BUTLER	PENNSYLVANIA	160012496
WAL-MART - #1886	SILVER SPRINGS COMMONS	MECHANICSBURG	PENNSYLVANIA	170505257
WAL-MART - #1887	1015 N LOYALSOCK AVE	MONTOURSVILLE	PENNSYLVANIA	177541051
WAL-MART - #1888	1550 N MAIN ST	NORTH LOGAN	UTAH	843411918
WAL-MART - #1889	11619 ISLAND AVE	LA GRANDE	OREGON	978508459
WAL-MART - #1890	2702 N SALISBURY BLVD	SALISBURY	MARYLAND	218012143
WAL-MART - #1891	420 BUCKLAND HILLS DR	MANCHESTER	CONNECTICUT	060428755
WAL-MART - #1892	9450 JOLIET RD	HODGKINS	ILLINOIS	605254156
WAL-MART - #1893	3300 CRAIN HWY	BOWIE	MARYLAND	207161398
WAL-MART - #1894	4141 PEARL RD	MEDINA	OHIO	442567649
WAL-MART - #1895	3750 W MARKET ST	FAIRLAWN	OHIO	443334802
WAL-MART - #1896	8250 RAZORBACK RD	COLORADO SPRINGS	COLORADO	809203950
WAL-MART - #1897	801 MEACHAM RD	ELK GROVE VLG	ILLINOIS	600073073
WAL-MART - #1898	150 SMITH RD	SAINT CHARLES	ILLINOIS	601745204
WAL-MART - #1899	2663 CANYON SPRINGS PKWY	RIVERSIDE	CALIFORNIA	925070911
WAL-MART - #1900	385 N OVERLAND AVE	BURLEY	IDAHO	833183432
WAL-MART - #1901	3901 HARRISON AVE	BUTTE	MONTANA	597016802
WAL-MART - #1902	1201 S 25TH E	AMMON	IDAHO	834065729
WAL-MART - #1903	1150 HARTER RD	YUBA CITY	CALIFORNIA	959932642
WAL-MART - #1904	950 EDWARDS FERRY RD NE	LEESBURG	VIRGINIA	201763324
WAL-MART - #1905	565 JENSEN GROVE DR	BLACKFOOT	IDAHO	832211682
WAL-MART - #1906	42 FAIRHAVEN COMMONS WAY	FAIRHAVEN	MASSACHUSETTS	027194627
WAL-MART - #1907	724 BRATTLEBORO RD	HINSDALE	NEW HAMPSHIRE	034512359
WAL-MART - #1908	2292 MAIN ST	GREEN BAY	WISCONSIN	543115199
WAL-MART - #1909	1540 MILITARY RD	NIAGARA FALLS	NEW YORK	143044704
WAL-MART - #1910	900 E WASHINGTON BLVD	CRESCENT CITY	CALIFORNIA	955318118
WAL-MART - #1911	2887 S ARLINGTON RD	AKRON	OHIO	443124715
WAL-MART - #1912	479 N MCKINLEY ST	CORONA	CALIFORNIA	928791205
WAL-MART - #1913	1120 S MAIN ST	BOWLING GREEN	OHIO	434024733
WAL-MART - #1914	4210 HIGHLAND AVE	HIGHLAND	CALIFORNIA	923462742
WAL-MART - #1915	57980 29 PALMS HWY	YUCCA VALLEY	CALIFORNIA	922845878
WAL-MART - #1916	5571 W HILLSBORO BLVD	COCONUT CREEK	FLORIDA	330734376
WAL-MART - #1917	TOWN CENTER	SANTEE	CALIFORNIA	920715801
WAL-MART - #1918	250 HARTFORD AVE	BELLINGHAM	MASSACHUSETTS	020193000
WAL-MART - #1919	250 W BROADWAY	LINCOLN	MAINE	044574006
WAL-MART - #1920	5250 COMMERCIAL ST SE	SALEM	OREGON	973061163
WAL-MART - #1921	525 ROUTE 72 W	MANAHAWKIN	NEW JERSEY	080502821
WAL-MART - #1922	12549 FOOTHILL BLVD	RANCHO CUCAMONGA	CALIFORNIA	917399317
WAL-MART - #1923	3999 ALPINE AVE NW	COMSTOCK PARK	MICHIGAN	493218350
WAL-MART - #1924	781 MAIN ST	PRESQUE ISLE	MAINE	047692201
WAL-MART - #1925	160 NW 25TH ST	NEWPORT	OREGON	973651637
WAL-MART - #1926	341 STATE ROUTE 104	OSWEGO	NEW YORK	131262901
WAL-MART - #1927	8160 MACEDONIA COMMONS BLVD	MACEDONIA	OHIO	440561843
WAL-MART - #1928	4313 CORUNNA RD	FLINT	MICHIGAN	485324152

Exhibit 1 – Location List

WAL-MART - #1929	1308 HIGHWAY 33 S	CLOQUET	MINNESOTA	557202653
WAL-MART - #1930	58 PLAISTOW RD	PLAISTOW	NEW HAMPSHIRE	038652898
WAL-MART - #1931	2121 LINCOLN ST	RHINELANDER	WISCONSIN	545013678
WAL-MART - #1932	17 MYRICK ST	ELLSWORTH	MAINE	046052553
WAL-MART - #1933	137 W NORTH AVE	NORTHLAKE	ILLINOIS	601642316
WAL-MART - #1934	315 FURR ST	SOUTH HILL	VIRGINIA	239709500
WAL-MART - #1935	150 TOWN CENTRE DR	JOHNSTOWN	PENNSYLVANIA	159042857
WAL-MART - #1936	3763 I 75 BUSINESS SPUR	SAULT S MARIE	MICHIGAN	497833613
WAL-MART - #1937	23605 AIRPORT RD	COSHOCTON	OHIO	438129262
WAL-MART - #1938	7050 S CICERO AVE	CHICAGO	ILLINOIS	606386402
WAL-MART - #1939	15 TIBBETTS DR	BRUNSWICK	MAINE	040112680
WAL-MART - #1940	279 TROY RD	RENSSELAER	NEW YORK	121449499
WAL-MART - #1941	1950 AUTO CENTRE DR	GLENDORA	CALIFORNIA	917406700
WAL-MART - #1942	2629 N PARK DR	HOLLAND	MICHIGAN	494248503
WAL-MART - #1943	4700 N 27TH ST	LINCOLN	NEBRASKA	685211190
WAL-MART - #1945	1169 S MAIN ST	MANSFIELD	PENNSYLVANIA	169339537
WAL-MART - #1946	43 STEPHENVILLE ST	MASSENA	NEW YORK	136622705
WAL-MART - #1947	902 ENGH RD	OMAK	WASHINGTON	988419473
WAL-MART - #1948	3 THREE SPRINGS DR	WEIRTON	WEST VIRGINIA	260623814
WAL-MART - #1949	10401 BENNETT RD	FREDONIA	NEW YORK	140631497
WAL-MART - #1950	1532 MEMORIAL DR E	AHOSKIE	NORTH CAROLINA	279103944
WAL-MART - #1951	1775 E IDAHO AVE	ONTARIO	OREGON	979143009
WAL-MART - #1952	8450 UNIVERSITY AVE NE	FRIDLEY	MINNESOTA	554321164
WAL-MART - #1953	705 RETAIL WAY	LOUISBURG	NORTH CAROLINA	27549
WAL-MART - #1954	1930 MAIN ST	SANFORD	MAINE	04073
WAL-MART - #1955	3849 NORTHRIDGE DR	ROCKFORD	ILLINOIS	611144773
WAL-MART - #1956	2525 KING AVE W	BILLINGS	MONTANA	591026425
WAL-MART - #1957	11225 TAMIAMI TRL N	NAPLES	FLORIDA	341101639
WAL-MART - #1958	4534 E US HIGHWAY 83	RIO GRANDE CITY	TEXAS	785826308
WAL-MART - #1959	470 ROUTE 211 E	MIDDLETOWN	NEW YORK	109402245
WAL-MART - #1960	1505 N DALE MABRY HWY	TAMPA	FLORIDA	336072552
WAL-MART - #1961	6711 ALEXANDRIA PIKE	ALEXANDRIA	KENTUCKY	410011025
WAL-MART - #1962	1920 E MARKLAND AVE	KOKOMO	INDIANA	469016236
WAL-MART - #1963	2111 FULKERTH RD	TURLOCK	CALIFORNIA	953809515
WAL-MART - #1964	258 POST RD	WESTERLY	RHODE ISLAND	028912630
WAL-MART - #1965	3201 MANAWA CENTRE DR	COUNCIL BLUFFS	IOWA	515017672
WAL-MART - #1966	4235 VETERAN DR	GENESEO	NEW YORK	144549433
WAL-MART - #1967	1105 BOSTON RD	SPRINGFIELD	MASSACHUSETTS	011191333
WAL-MART - #1968	645 S PHILADELPHIA BLVD	ABERDEEN	MARYLAND	210013613
WAL-MART - #1969	900 WALMART WAY	MIDLOTHIAN	VIRGINIA	231132600
WAL-MART - #1970	280 WASHINGTON ST	HUDSON	MASSACHUSETTS	017492735
WAL-MART - #1971	3400 55TH ST NW	ROCHESTER	MINNESOTA	55901
WAL-MART - #1972	2700 LAS POSITAS RD	LIVERMORE	CALIFORNIA	945519619
WAL-MART - #1973	350 FAIRMOUNT AVE	JAMESTOWN	NEW YORK	147012822
WAL-MART - #1974	17 LUDLOW RD	HOULTON	MAINE	047303562
WAL-MART - #1975	14 BOWEN ST	CLAREMONT	NEW HAMPSHIRE	037432329
WAL-MART - #1976	1400 COUNTY ROUTE 64	HORSEHEADS	NEW YORK	148452297
WAL-MART - #1977	1872 ROUTE 88	BRICK	NEW JERSEY	087243535

Exhibit 1 – Location List

WAL-MART - #1978	2505 N OAK RD	PLYMOUTH	INDIANA	465633410
WAL-MART - #1979	15960 DAM RD	CLEARLAKE	CALIFORNIA	954227906
WAL-MART - #1980	625 SCHOOL ST	PUTNAM	CONNECTICUT	062602424
WAL-MART - #1981	45485 MIRAMAR WAY	CALIFORNIA	MARYLAND	206193191
WAL-MART - #1982	955 MUTUAL WAY	APPLETON	WISCONSIN	549138415
WAL-MART - #1983	1670 MITCHELL RD	CERES	CALIFORNIA	953072145
WAL-MART - #1984	830 CURRAN HWY	NORTH ADAMS	MASSACHUSETTS	012473960
WAL-MART - #1985	3549 RUSSETT GRN	LAUREL	MARYLAND	207241810
WAL-MART - #1986	340 WESTWIND DR	NORWALK	OHIO	448579104
WAL-MART - #1987	555 E GENESEE ST	LAPEER	MICHIGAN	484464611
WAL-MART - #1988	900 PLEASANT GROVE BLVD	ROSEVILLE	CALIFORNIA	956786126
WAL-MART - #1989	701 W CENTRAL AVE	LOMPOC	CALIFORNIA	934362829
WAL-MART - #1990	1760 COLUMBUS PIKE	DELAWARE	OHIO	430152726
WAL-MART - #1991	3313 W HIGHWAY 45	BLOOMINGTON	INDIANA	474035148
WAL-MART - #1992	1540 W FOOTHILL BLVD	UPLAND	CALIFORNIA	917863653
WAL-MART - #1993	6265 BROCKPORT SPENCERPORT RD	BROCKPORT	NEW YORK	144202605
WAL-MART - #1994	25 CONSUMER SQ	PLATTSBURGH	NEW YORK	129016564
WAL-MART - #1995	4240 YELLOWSTONE AVE	CHUBBUCK	IDAHO	832022420
WAL-MART - #1996	2551 E HALLANDALE BEACH BLVD	HALLANDALE BEACH	FLORIDA	330094818
WAL-MART - #1997	579 TROY SCHENECTADY RD	LATHAM	NEW YORK	121102825
WAL-MART - #2000	5400 N CROATAN HWY	KITTY HAWK	NORTH CAROLINA	279493877
WAL-MART - #2001	5125 E KINGS CANYON RD	FRESNO	CALIFORNIA	937273937
WAL-MART - #2002	7150 CAMINO ARROYO	GILROY	CALIFORNIA	950207347
WAL-MART - #2003	979 US HIGHWAY 1	NORTH BRUNSWICK	NEW JERSEY	089022712
WAL-MART - #2004	4200 DODGE ST	DUBUQUE	IOWA	520032624
WAL-MART - #2005	2420 SUPERCENTER DR NE	KANNAPOLIS	NORTH CAROLINA	280836426
WAL-MART - #2006	306 5TH ST	CLARKSTON	WASHINGTON	994031860
WAL-MART - #2007	1005 N STRATFORD RD	MOSES LAKE	WASHINGTON	988371574
WAL-MART - #2008	1566 W MAIN STREET EXT	GROVE CITY	PENNSYLVANIA	161274432
WAL-MART - #2009	401 CONSTANT FRIENDSHIP BLVD	ABINGDON	MARYLAND	210092566
WAL-MART - #2010	2107 S 11TH ST	NILES	MICHIGAN	491204060
WAL-MART - #2012	742 MAIN ST	NORTH OXFORD	MASSACHUSETTS	015371148
WAL-MART - #2013	80 WATERVILLE COMMONS DR	WATERVILLE	MAINE	049014900
WAL-MART - #2014	2129 HOUGHTON LAKE DR	HOUGHTON LAKE	MICHIGAN	486298931
WAL-MART - #2015	13059 FAIR LAKES PKWY	FAIRFAX	VIRGINIA	220330000
WAL-MART - #2016	810 N HIGHWAY	COLVILLE	WASHINGTON	991142028
WAL-MART - #2019	355 WALMART DR	UNIONTOWN	PENNSYLVANIA	154018424
WAL-MART - #2020	905 S COLLEGE AVE	RENSSELAER	INDIANA	479783006
WAL-MART - #2021	36 PARAMOUNT DR	RAYNHAM	MASSACHUSETTS	027671001
WAL-MART - #2022	474 BOSTON POST RD	NORTH WINDHAM	CONNECTICUT	062561052
WAL-MART - #2023	1355 E LEHMAN ST	LEBANON	PENNSYLVANIA	170468337
WAL-MART - #2024	808 HUNTER HWY	TUNKHANNOCK	PENNSYLVANIA	18657
WAL-MART - #2025	3010 W GRANT LINE RD	TRACY	CALIFORNIA	953049402
WAL-MART - #2027	12500 COUNTRY CLUB MALL RD	LAVALE	MARYLAND	215027518
WAL-MART - #2028	5200 VAN BUREN BLVD	RIVERSIDE	CALIFORNIA	925032544
WAL-MART - #2029	3615 CRATER LAKE HWY	MEDFORD	OREGON	975049259
WAL-MART - #2030	1101 SANGUINETTI RD	SONORA	CALIFORNIA	953706214
WAL-MART - #2031	30600 DYER ST	UNION CITY	CALIFORNIA	945871717

Exhibit 1 – Location List

WAL-MART - #2032	2001 N ROSE AVE	OXNARD	CALIFORNIA	930362681
WAL-MART - #2035	1501 WAGNER AVE	GREENVILLE	OHIO	453312763
WAL-MART - #2036	2700 MOUNTAINEER BLVD	SOUTH CHARLESTON	WEST VIRGINIA	253099442
WAL-MART - #2037	909 E WISHKAH ST	ABERDEEN	WASHINGTON	985202901
WAL-MART - #2038	45415 DULLES CROSSING PLZ	STERLING	VIRGINIA	20166
WAL-MART - #2039	3055 LOUGHBOROUGH DR	MERCED	CALIFORNIA	953481119
WAL-MART - #2040	2106 MOUNT HOLLY RD	BURLINGTON	NEW JERSEY	080164158
WAL-MART - #2041	709 S BROADWAY	PENNSVILLE	NEW JERSEY	080709655
WAL-MART - #2043	2348 STATE ROUTE 19 N	WARSAW	NEW YORK	145699356
WAL-MART - #2044	2044 FOREST AVE	CHICO	CALIFORNIA	959287619
WAL-MART - #2045	8118 PERRY HILLS CT	NOTTINGHAM	MARYLAND	212363514
WAL-MART - #2046	201 CIVIC CENTER DR	AUGUSTA	MAINE	043308033
WAL-MART - #2047	1573 MAIN ST	PALMYRA	MAINE	049653236
WAL-MART - #2048	2701 N TEXAS ST	FAIRFIELD	CALIFORNIA	945331204
WAL-MART - #2049	2600 PLANK RD COMMONS	ALTOONA	PENNSYLVANIA	16602
WAL-MART - #2050	300 E LAKE MEAD PKWY	HENDERSON	NEVADA	890155576
WAL-MART - #2051	3396 N STOCKTON HILL RD	KINGMAN	ARIZONA	86401
WAL-MART - #2052	1155 AIRPORT PARK BLVD	UKIAH	CALIFORNIA	954825998
WAL-MART - #2053	470 N AIRPORT RD	WILLOWS	CALIFORNIA	959889701
WAL-MART - #2054	10355 WICKLOW WAY	JACKSON	CALIFORNIA	956429324
WAL-MART - #2055	344 LOUDON RD	CONCORD	NEW HAMPSHIRE	033016095
WAL-MART - #2056	16 OLD GICK RD	SARATOGA SPRINGS	NEW YORK	128669452
WAL-MART - #2057	750 US ROUTE 202	RINDGE	NEW HAMPSHIRE	034617107
WAL-MART - #2058	1725 NEW HOPE CHURCH RD	RALEIGH	NORTH CAROLINA	276096285
WAL-MART - #2059	2200 GREENGATE CENTRE	GREENSBURG	PENNSYLVANIA	15601
WAL-MART - #2060	3180 RICHMOND RD	LEXINGTON	KENTUCKY	405091596
WAL-MART - #2061	412 OAKS XING	PLAINWELL	MICHIGAN	490801900
WAL-MART - #2062	1400 MALL DR	BENTON HARBOR	MICHIGAN	490222325
WAL-MART - #2063	6001 MAHONING AVE	AUSTINTOWN	OHIO	445152298
WAL-MART - #2064	220 ROUTE 6 AND 209 - 209	MILFORD	PENNSYLVANIA	183379454
WAL-MART - #2065	8445 WALBROOK DR	KNOXVILLE	TENNESSEE	379233115
WAL-MART - #2066	2727 DUNVALE RD	HOUSTON	TEXAS	770634401
WAL-MART - #2067	2100 - 975 AVE HOSTOS	MAYAGUEZ	PUERTO RICO	006801252
WAL-MART - #2068	180 LEVITTOWN PKWY	TULLYTOWN	PENNSYLVANIA	19007
WAL-MART - #2069	300 W VALLEY VIEW RD	TALENT	OREGON	975409629
WAL-MART - #2070	3101 A ST	ANCHORAGE	ALASKA	995034008
WAL-MART - #2071	8900 OLD SEWARD HWY	ANCHORAGE	ALASKA	995152022
WAL-MART - #2072	7 - KM 134.7 AVE LOS VETERANOS KM 134.	GUAYAMA	PUERTO RICO	00784
WAL-MART - #2073	10000 BROOKPARK RD	CLEVELAND	OHIO	441301102
WAL-MART - #2074	1350 S SEWARD MERIDIAN PKWY	WASILLA	ALASKA	996548332
WAL-MART - #2075	20120 PINEBROOK BLVD	BEND	OREGON	977022537
WAL-MART - #2077	31700 GRAPE ST	LAKE ELSINORE	CALIFORNIA	925329785
WAL-MART - #2078	804 PIKE ST	MARIETTA	OHIO	457503503
WAL-MART - #2079	3225 US HIGHWAY 41 W	MARQUETTE	MICHIGAN	498559495
WAL-MART - #2080	6020 B DR N	BATTLE CREEK	MICHIGAN	490148367
WAL-MART - #2081	23106 US HIGHWAY 19 N	CLEARWATER	FLORIDA	337651849
WAL-MART - #2082	12701 TOWNE CENTER DR	CERRITOS	CALIFORNIA	907038545
WAL-MART - #2083	4H FOUR H CAMP RD	MORGANTOWN	WEST VIRGINIA	265082528

Exhibit 1 – Location List

WAL-MART - #2084	1500 N 7TH AVE	BOZEMAN	MONTANA	597152569
WAL-MART - #2086	1700 DALLAS PKWY	PLANO	TEXAS	750934519
WAL-MART - #2087	850 COUNTY ROAD E E	VADNAIS HEIGHTS	MINNESOTA	551277100
WAL-MART - #2088	4133 VETERANS MEMORIAL DR	BATAVIA	NEW YORK	140201293
WAL-MART - #2089	13245 LEE HWY	BRISTOL	VIRGINIA	242025963
WAL-MART - #2090	230 STATE RT 23	FRANKLIN	NEW JERSEY	074162008
WAL-MART - #2091	8651 NW 13TH TER	DORAL	FLORIDA	331261512
WAL-MART - #2092	3000 FORD STREET EXT	OGDENSBURG	NEW YORK	136694480
WAL-MART - #2093	710 HORATIO ST	UTICA	NEW YORK	135021461
WAL-MART - #2094	1800 UNIVERSITY DR	VISTA	CALIFORNIA	920837700
WAL-MART - #2095	3005 CRANBERRY HWY (RT 6 &	EAST WAREHAM	MASSACHUSETTS	025380000
WAL-MART - #2096	100 E STREET RD	WARMINSTER	PENNSYLVANIA	189743400
WAL-MART - #2097	460 FAIRVIEW AVE	HUDSON	NEW YORK	125341018
WAL-MART - #2098	3900 MORSE RD	COLUMBUS	OHIO	432193016
WAL-MART - #2099	180 NIBLICK RD	PASO ROBLES	CALIFORNIA	934464842
WAL-MART - #2100	1150 S MAIN ST	CHEBOYGAN	MICHIGAN	497212325
WAL-MART - #2101	2720 S QUILLAN ST	KENNEWICK	WASHINGTON	993372404
WAL-MART - #2102	4854 W US HIGHWAY 10	LUDINGTON	MICHIGAN	494318703
WAL-MART - #2103	550 PROVIDENCE HWY	WALPOLE	MASSACHUSETTS	020814231
WAL-MART - #2104	1201 UNION AVE	NEWBURGH	NEW YORK	125501633
WAL-MART - #2105	13307 MIDWAY RD	FARMERS BRANCH	TEXAS	752445121
WAL-MART - #2106	2425 E 2ND ST	RENO	NEVADA	895021218
WAL-MART - #2107	5783 S TRANSIT RD	LOCKPORT	NEW YORK	140945811
WAL-MART - #2108	4620 BLACK HORSE PIKE	MAYS LANDING	NEW JERSEY	083303213
WAL-MART - #2109	2291 N 2ND ST	MILLVILLE	NEW JERSEY	083321305
WAL-MART - #2110	14501 LAKEWOOD BLVD	PARAMOUNT	CALIFORNIA	907233601
WAL-MART - #2111	5335 HIGHWAY 280	BIRMINGHAM	ALABAMA	352425317
WAL-MART - #2112	4915 N PIMA RD	SCOTTSDALE	ARIZONA	852511872
WAL-MART - #2113	1607 W BETHANY HOME RD	PHOENIX	ARIZONA	850152507
WAL-MART - #2114	1621 MAIN ST	CHIPLEY	FLORIDA	324285992
WAL-MART - #2115	231 BLUEBELL DR SW	NEW PHILADELPHIA	OHIO	446639601
WAL-MART - #2116	891 STATE ROUTE 9	GLENS FALLS	NEW YORK	128041744
WAL-MART - #2117	1575 W PACHECO BLVD	LOS BANOS	CALIFORNIA	936358505
WAL-MART - #2118	301 MASSACHUSETTS AVE	LUNENBURG	MASSACHUSETTS	014621260
WAL-MART - #2119	301 RANCH DR	MILPITAS	CALIFORNIA	950355100
WAL-MART - #2120	5396 STATE HIGHWAY 12	NORWICH	NEW YORK	138153296
WAL-MART - #2121	100 E WALLACE KNEELAND BLVD	SHELTON	WASHINGTON	985842981
WAL-MART - #2122	30 MEMORIAL DR	AVON	MASSACHUSETTS	023221919
WAL-MART - #2123	4000 NEW BOSTON RD	TEXARKANA	TEXAS	755012819
WAL-MART - #2124	3360 PENTAGON PARK BLVD	BEAVERCREEK	OHIO	454311702
WAL-MART - #2125	7455 W COLFAX AVE	LAKEWOOD	COLORADO	802145400
WAL-MART - #2126	95-550 LANIKUHANA AVE	MILILANI	HAWAII	967891783
WAL-MART - #2127	4300 RIB MOUNTAIN DR	WAUSAU	WISCONSIN	544016604
WAL-MART - #2128	295 PLYMOUTH ST	HALIFAX	MASSACHUSETTS	023381340
WAL-MART - #2129	100 SUPERCENTER DR	CLEARFIELD	PENNSYLVANIA	168306027
WAL-MART - #2130	2460 LAFAYETTE RD	PORTSMOUTH	NEW HAMPSHIRE	038015695
WAL-MART - #2131	1301 SW 37TH ST	TOPEKA	KANSAS	666112308
WAL-MART - #2132	10606 N MALL DR	BATON ROUGE	LOUISIANA	708094800
WAL-MART - #2133	5017 W HIGHWAY 290	AUSTIN	TEXAS	787356703

Exhibit 1 – Location List

WAL-MART - #2134	7735 N TRYON ST	CHARLOTTE	NORTH CAROLINA	282623498
WAL-MART - #2135	139 MERCHANT PL	COBLESKILL	NEW YORK	120435715
WAL-MART - #2136	801 JAMES MADISON HWY	CULPEPER	VIRGINIA	227012405
WAL-MART - #2137	5450 NEW HOPE COMMONS DR	DURHAM	NORTH CAROLINA	277079716
WAL-MART - #2138	285 PLAINFIELD RD	WEST LEBANON	NEW HAMPSHIRE	037842028
WAL-MART - #2139	780 LYNNWAY	LYNN	MASSACHUSETTS	019053026
WAL-MART - #2140	46 NORTH-SOUTH RD	NORTH CONWAY	NEW HAMPSHIRE	038605122
WAL-MART - #2141	1675 S COLUMBUS BLVD	PHILADELPHIA	PENNSYLVANIA	191481402
WAL-MART - #2142	326 N BROADWAY	SALEM	NEW HAMPSHIRE	030792165
WAL-MART - #2143	60 FAIRGROUNDS MKT PL	SKOWHEGAN	MAINE	049761367
WAL-MART - #2144	970 TORRINGFORD ST	TORRINGTON	CONNECTICUT	067903542
WAL-MART - #2145	2601 MACARTHUR RD	WHITEHALL	PENNSYLVANIA	180523818
WAL-MART - #2146	101 SANFORD FARMS SHOPPING CTR	AMSTERDAM	NEW YORK	120107535
WAL-MART - #2147	4000 HIGHWAY 93 S	MISSOULA	MONTANA	598010000
WAL-MART - #2149	1575 COSHOCTON AVE	MOUNT VERNON	OHIO	430501476
WAL-MART - #2150	710 DENNERY RD	SAN DIEGO	CALIFORNIA	921548400
WAL-MART - #2151	12555 W SUNRISE BLVD	SUNRISE	FLORIDA	333230900
WAL-MART - #2152	141 WASHINGTON AVENUE EXT	ALBANY	NEW YORK	122055610
WAL-MART - #2153	525 ALFRED ST	BIDDEFORD	MAINE	040059474
WAL-MART - #2154	2635 PLEASANT HILL RD	DULUTH	GEORGIA	300961450
WAL-MART - #2155	677 TIMPANY BLVD	GARDNER	MASSACHUSETTS	014403452
WAL-MART - #2156	750 MIDDLE COUNTRY RD	MIDDLE ISLAND	NEW YORK	119532542
WAL-MART - #2157	506 STATE RD	NORTH DARTMOUTH	MASSACHUSETTS	027471802
WAL-MART - #2158	200 OTIS ST	NORTHBOROUGH	MASSACHUSETTS	015322442
WAL-MART - #2159	1869 PLAZA DR	OLEAN	NEW YORK	147601864
WAL-MART - #2160	3500 S CRATER RD	PETERSBURG	VIRGINIA	238059204
WAL-MART - #2161	4501 ROSEWOOD DR	PLEASANTON	CALIFORNIA	945883079
WAL-MART - #2163	465 BRIDGEPORT AVE	SHELTON	CONNECTICUT	064844751
WAL-MART - #2164	317 S CASCADE DR	SPRINGVILLE	NEW YORK	141419108
WAL-MART - #2166	6438 BASILE ROWE	EAST SYRACUSE	NEW YORK	130573915
WAL-MART - #2167	270 INDIAN RUN ST	EXTON	PENNSYLVANIA	193413706
WAL-MART - #2169	1731 BLAKESLEE BOULEVARD DR E	LEHIGHTON	PENNSYLVANIA	182359824
WAL-MART - #2170	220 SALEM TPKE	NORWICH	CONNECTICUT	063606455
WAL-MART - #2171	101 NASSAU PARK BLVD	PRINCETON	NEW JERSEY	085405918
WAL-MART - #2174	141 SPRINGFIELD RD	WESTFIELD	MASSACHUSETTS	010851819
WAL-MART - #2175	18401 STATE HIGHWAY 13	BRANSON WEST	MISSOURI	657370000
WAL-MART - #2176	2144 W INDIANTOWN RD	JUPITER	FLORIDA	334585810
WAL-MART - #2177	3382 MURPHY CANYON RD	SAN DIEGO	CALIFORNIA	921232654
WAL-MART - #2178	379 SOUTH ST	CALAIS	MAINE	046191129
WAL-MART - #2180	55 BROOKSBY VILLAGE WAY	DANVERS	MASSACHUSETTS	019231444
WAL-MART - #2183	1240 MAIN ST	OXFORD	MAINE	042703313
WAL-MART - #2184	1180 FALL RIVER AVE	SEEKONK	MASSACHUSETTS	027715906
WAL-MART - #2185	980 N SUSQUEHANNA TRL	SELINSGROVE	PENNSYLVANIA	178707766
WAL-MART - #2187	2000 N WENATCHEE AVE	WENATCHEE	WASHINGTON	988011056
WAL-MART - #2188	18600 EAGLE RIVER RD	EAGLE RIVER	ALASKA	995778688
WAL-MART - #2189	4855 KIETZKE LN	RENO	NEVADA	895096549
WAL-MART - #2190	1720 E MAIN ST	WOODLAND	CALIFORNIA	957766223
WAL-MART - #2191	1215 S MAIN ST	BRYAN	OHIO	435062442

Exhibit 1 – Location List

WAL-MART - #2192	995 RAZORBACK DR	HOUGHTON	MICHIGAN	499312801
WAL-MART - #2193	100 MALL DR	STEUBENVILLE	OHIO	43952
WAL-MART - #2194	5885 KINGSTOWNE BLVD	ALEXANDRIA	VIRGINIA	223155702
WAL-MART - #2195	4900 US HIGHWAY 9	HOWELL	NEW JERSEY	077313724
WAL-MART - #2196	3500 E HIGHWAY 101	PORT ANGELES	WASHINGTON	983629148
WAL-MART - #2197	2016 MILLENNIUM BLVD	CORTLAND	OHIO	444109173
WAL-MART - #2198	715 E 78TH ST	BLOOMINGTON	MINNESOTA	554201397
WAL-MART - #2199	50739 VALLEY PLAZA DR	SAINT CLAIRSVILLE	OHIO	439501751
WAL-MART - #2200	150 GOLD STAR HWY	GROTON	CONNECTICUT	063403442
WAL-MART - #2201	7101 GATEWAY BLVD W	EL PASO	TEXAS	799255604
WAL-MART - #2202	30 LANDING RD	WINDHAM	MAINE	040625343
WAL-MART - #2204	1300 DES PLAINES AVE	FOREST PARK	ILLINOIS	601302507
WAL-MART - #2205	1800 LOUCKS RD	YORK	PENNSYLVANIA	17408
WAL-MART - #2206	27470 ALICIA PKWY	LAGUNA NIGUEL	CALIFORNIA	926773412
WAL-MART - #2207	7250 UNION PARK AVE	MIDVALE	UTAH	840471840
WAL-MART - #2208	1887 ELMIRA ST	SAYRE	PENNSYLVANIA	188409249
WAL-MART - #2209	2850 MAPLE AVE	ZANESVILLE	OHIO	437011754
WAL-MART - #2210	2055 NIAGARA FALLS BLVD	AMHERST	NEW YORK	142283518
WAL-MART - #2211	1300 DORAL DR	POLAND	OHIO	445141900
WAL-MART - #2213	3270 TELEGRAPH RD	SAINT LOUIS	MISSOURI	631255565
WAL-MART - #2214	5420 FOREST DR	COLUMBIA	SOUTH CAROLINA	292065401
WAL-MART - #2215	2189 75TH ST	DARIEN	ILLINOIS	605614383
WAL-MART - #2218	26502 TOWNE CENTRE DR	FOOTHILL RANCH	CALIFORNIA	926102417
WAL-MART - #2221	2021 E INDEPENDENCE ST	SPRINGFIELD	MISSOURI	658043748
WAL-MART - #2222	333 MAIN ST	TEWKSBURY	MASSACHUSETTS	018761727
WAL-MART - #2223	9499 SHERIDAN BLVD	WESTMINSTER	COLORADO	800316532
WAL-MART - #2224	863 HARVEST LN	WILLISTON	VERMONT	054957319
WAL-MART - #2225	7 DOWLING VILLAGE BLVD	NORTH SMITHFIELD	RHODE ISLAND	028968266
WAL-MART - #2227	777 BROCKTON AVE	ABINGTON	MASSACHUSETTS	023512111
WAL-MART - #2228	555 HUBBARD AVE	PITTSFIELD	MASSACHUSETTS	012013981
WAL-MART - #2230	373 BENNER PIKE	STATE COLLEGE	PENNSYLVANIA	168017304
WAL-MART - #2231	3930 44TH AVE	MOLINE	ILLINOIS	612656434
WAL-MART - #2232	120 COMMERCIAL PKWY	BRANFORD	CONNECTICUT	064052537
WAL-MART - #2233	7400 GUILFORD DR	FREDERICK	MARYLAND	217045100
WAL-MART - #2234	5815 ROME TABERG RD	ROME	NEW YORK	134401759
WAL-MART - #2236	651 MAIN ST	HARLEYSVILLE	PENNSYLVANIA	194381615
WAL-MART - #2237	2523 LEE BLVD	LEHIGH ACRES	FLORIDA	339711413
WAL-MART - #2238	1879 E SHERMAN BLVD	MUSKEGON	MICHIGAN	494441858
WAL-MART - #2239	8923 W MILITARY DR	SAN ANTONIO	TEXAS	782452102
WAL-MART - #2240	KM 77.6 PLAZA PAIMA REAL PR#3	HUMACAO	PUERTO RICO	00791
WAL-MART - #2241	2675 E LINCOLN AVE	SUNNYSIDE	WASHINGTON	989442485
WAL-MART - #2242	440 N EUCLID ST	ANAHEIM	CALIFORNIA	928015505
WAL-MART - #2243	300 NW OAKTREE LN	REDMOND	OREGON	977561694
WAL-MART - #2244	3333 RT 60	HUNTINGTON	WEST VIRGINIA	25705
WAL-MART - #2245	705 COLLEGE BLVD	OCEANSIDE	CALIFORNIA	920576259
WAL-MART - #2246	17 COLBY CT	BEDFORD	NEW HAMPSHIRE	031106426
WAL-MART - #2247	2010 KILDAIRE FARM RD	CARY	NORTH CAROLINA	275186614
WAL-MART - #2248	6205 BALTIMORE NATIONAL PIKE	CATONSVILLE	MARYLAND	212282908

Exhibit 1 – Location List

WAL-MART - #2249	1601 NW LOUISIANA AVE	CHEHALIS	WASHINGTON	985321700
WAL-MART - #2250	4000 RED BANK RD	CINCINNATI	OHIO	452273416
WAL-MART - #2251	17150 GALE AVE	CITY OF INDUSTRY	CALIFORNIA	917451809
WAL-MART - #2252	3722 EASTON NAZARETH HWY	EASTON	PENNSYLVANIA	180458340
WAL-MART - #2253	13487 CAMINO CANADA	EL CAJON	CALIFORNIA	920218811
WAL-MART - #2254	55 S WHITE HORSE PIKE	HAMMONTON	NEW JERSEY	080371872
WAL-MART - #2255	87 AIRPORT RD	HAZLETON	PENNSYLVANIA	182029701
WAL-MART - #2256	200 N COOPER DR	HENDERSON	NORTH CAROLINA	275364016
WAL-MART - #2257	13484 NORTHWEST FWY	HOUSTON	TEXAS	770406007
WAL-MART - #2258	7910 RICHMOND HWY	ALEXANDRIA	VIRGINIA	223067826
WAL-MART - #2259	HUTTON PLAZA	KALISPELL	MONTANA	599012107
WAL-MART - #2261	10 TEN ROD RD	NORTH KINGSTOWN	RHODE ISLAND	028525524
WAL-MART - #2262	5054 STATE HIGHWAY 23	ONEONTA	NEW YORK	13820
WAL-MART - #2263	233 SHOEMAKER RD	POTTSTOWN	PENNSYLVANIA	194646433
WAL-MART - #2264	1320 ALTAMONT AVE	SCHENECTADY	NEW YORK	123032902
WAL-MART - #2265	3950 GRANDVIEW DR	SIMPSONVILLE	SOUTH CAROLINA	296803163
WAL-MART - #2266	8585 PEARL RD	STRONGSVILLE	OHIO	441361641
WAL-MART - #2267	137 W BOYLSTON ST	WEST BOYLSTON	MASSACHUSETTS	015831713
WAL-MART - #2269	1600 E CHESTNUT AVE	YAKIMA	WASHINGTON	989012174
WAL-MART - #2270	1155 S CAMINO DEL RIO	DURANGO	COLORADO	813036698
WAL-MART - #2271	1244 E GREEN BAY ST	SHAWANO	WISCONSIN	541662208
WAL-MART - #2272	2775 DORCHESTER SQ	CAMBRIDGE	MARYLAND	216136400
WAL-MART - #2273	5323 E COURT ST N	BURTON	MICHIGAN	485091539
WAL-MART - #2274	200 12TH ST SW	FOREST LAKE	MINNESOTA	550251482
WAL-MART - #2275	5720 COLLEGE CORNER PIKE	OXFORD	OHIO	450562126
WAL-MART - #2276	333 BOYD BLVD	LA PORTE	INDIANA	463503965
WAL-MART - #2277	323 W SHAW AVE	CLOVIS	CALIFORNIA	936123604
WAL-MART - #2278	1825 DOWNS DR	ERIE	PENNSYLVANIA	165097702
WAL-MART - #2279	6721 CHESAPEAKE CENTER DR	GLEN BURNIE	MARYLAND	210606572
WAL-MART - #2280	600 SHOWERS DR	MOUNTAIN VIEW	CALIFORNIA	940401434
WAL-MART - #2281	2351 CENTURY DR	WEST MIFFLIN	PENNSYLVANIA	151222465
WAL-MART - #2282	69 PROSPECT HILL RD	EAST WINDSOR	CONNECTICUT	060883600
WAL-MART - #2283	CENTRE	COVENTRY	RHODE ISLAND	02816
WAL-MART - #2284	1100 NEW HAVEN RD	NAUGATUCK	CONNECTICUT	067705016
WAL-MART - #2285	103 N CAROLINE ST	HERKIMER	NEW YORK	133501716
WAL-MART - #2286	161 CENTEREACH MALL	CENTEREACH	NEW YORK	117202750
WAL-MART - #2287	2501 W STATE ST	NEW CASTLE	PENNSYLVANIA	161011039
WAL-MART - #2288	80 RIO RANCHO RD	POMONA	CALIFORNIA	917664771
WAL-MART - #2289	210 NORTHSIDE DR	BENNINGTON	VERMONT	052011755
WAL-MART - #2290	9750 REISTERSTOWN RD	OWINGS MILLS	MARYLAND	211174120
WAL-MART - #2291	75 N BROADWAY	CHULA VISTA	CALIFORNIA	919101417
WAL-MART - #2292	1275 N AZUSA AVE	COVINA	CALIFORNIA	917221246
WAL-MART - #2293	952 SWEDE GULCH RD	EVERGREEN	COLORADO	804019713
WAL-MART - #2294	150 STATE ROUTE 31	FLEMINGTON	NEW JERSEY	088225734
WAL-MART - #2295	7901 BROOK RD	RICHMOND	VIRGINIA	232271336
WAL-MART - #2297	25450 THE OLD RD	STEVENSON RANCH	CALIFORNIA	913811704
WAL-MART - #2299	161 BERLIN RD	CROMWELL	CONNECTICUT	064161048
WAL-MART - #2300	250 SUMMIT PARK DR	PITTSBURGH	PENNSYLVANIA	152751202

Exhibit 1 – Location List

WAL-MART - # 2302	CARR 2, KM 56.8	BARCELONETA	PUERTORICO	00617
WAL-MART - #2306	5710 MCFARLAND BLVD	NORTHPORT	ALABAMA	354763539
WAL-MART - #2307	11328 S JORDAN GTWY	SOUTH JORDAN	UTAH	840954112
WAL-MART - #2308	3300 KUHIO HWY	LIHUE	HAWAII	967661009
WAL-MART - #2309	8288 CINCINNATI DAYTON RD	WEST CHESTER	OHIO	450692143
WAL-MART - #2310	3051 KINZEL WAY	KNOXVILLE	TENNESSEE	379242190
WAL-MART - #2311	2800 WAL MART DR	HUNTINGTON	INDIANA	467507977
WAL-MART - #2312	4807 VALLEY VIEW BLVD NW	ROANOKE	VIRGINIA	240122018
WAL-MART - #2313	905 SINGLETARY DR	STREETSBORO	OHIO	442413975
WAL-MART - #2314	94-595 KUPUOHI ST	WAIPAHU	HAWAII	967971155
WAL-MART - #2315	321 NE KINGS VALLEY HWY	DALLAS	OREGON	973389702
WAL-MART - #2316	24801 BROOKPARK RD	NORTH OLMSTED	OHIO	440703487
WAL-MART - #2317	6797 STATE HIGHWAY 303 NE	BREMERTON	WASHINGTON	983113736
WAL-MART - #2318	3100 OAKLAND AVE	INDIANA	PENNSYLVANIA	15701
WAL-MART - #2319	1250 SW ERIE ST	OAK HARBOR	WASHINGTON	982773103
WAL-MART - #2320	901 ROW RIVER RD	COTTAGE GROVE	OREGON	974249558
WAL-MART - #2321	1015 HENRY ST	KAILUA KONA	HAWAII	967401681
WAL-MART - #2322	577 GERMANTOWN PKWY	CORDOVA	TENNESSEE	380180000
WAL-MART - #2323	3520 HUDSON DR	STOW	OHIO	442242907
WAL-MART - #2325	3497 BETHEL RD SE	PORT ORCHARD	WASHINGTON	983665634
WAL-MART - #2326	1000 STATE ROUTE 36	HORNELL	NEW YORK	148439300
WAL-MART - #2329	555 E MAIN ST	ORANGE	MASSACHUSETTS	013649515
WAL-MART - #2330	116 FARMINGTON RD	ROCHESTER	NEW HAMPSHIRE	038674346
WAL-MART - #2331	155 WATERFORD PARKWAY NO.	WATERFORD	CONNECTICUT	063850000
WAL-MART - #2333	20251 US HIGHWAY 18	APPLE VALLEY	CALIFORNIA	923072953
WAL-MART - #2334	2034 LINCOLN HWY E	LANCASTER	PENNSYLVANIA	176023329
WAL-MART - #2335	4198 NAKOOSA TRL	MADISON	WISCONSIN	537141362
WAL-MART - #2336	300 COLONY PLACE RD	PLYMOUTH	MASSACHUSETTS	023607235
WAL-MART - #2337	550 OLD FRANKLIN TPKE	ROCKY MOUNT	VIRGINIA	241515504
WAL-MART - #2338	2640 CROSSING CIR	TRAVERSE CITY	MICHIGAN	496847930
WAL-MART - #2339	2801 NORTHWESTERN AVE	WEST LAFAYETTE	INDIANA	479066816
WAL-MART - #2340	890 E MAIN ST	EPHRATA	PENNSYLVANIA	175222562
WAL-MART - #2341	301 FALLS BLVD	QUINCY	MASSACHUSETTS	021698160
SUPER AHORROS #2343	CALLE MUNOZ RIVERA 7B	VILLALBA	PUERTORICO	00766
WAL-MART - #2348	1231 FOLLY RD	CHARLESTON	SOUTH CAROLINA	294124105
WAL-MART - #2350	485 AIRPORT HWY	WAUSEON	OHIO	435679791
WAL-MART - #2351	30 CATSKILL CMNS	CATSKILL	NEW YORK	124141755
WAL-MART - #2352	2101 2ND AVE SE	CAMBRIDGE	MINNESOTA	550084137
WAL-MART - #2354	2500 S ADAMS RD	ROCHESTER HILLS	MICHIGAN	483095508
WAL-MART - #2355	5033 TRANSIT RD	DEPEW	NEW YORK	140434436
WAL-MART - #2357	20910 FREDERICK RD	GERMANTOWN	MARYLAND	208764134
WAL-MART - #2358	1180 M 32 W	ALPENA	MICHIGAN	497078105
WAL-MART - #2359	3551 N RIDGE RD E	ASHTABULA	OHIO	440044313
WAL-MART - #2360	4725 ASHFORD DUNWOODY RD	ATLANTA	GEORGIA	303385503
WAL-MART - #2361	4572 MEGA ST NW	NORTH CANTON	OHIO	447207098
WAL-MART - #2362	3606 MAYFIELD RD	CLEVELAND HEIGHTS	OHIO	441181403
WAL-MART - #2365	500 ROUTE 940	MOUNT POCONO	PENNSYLVANIA	183441329
WAL-MART - #2366	1470 S WASHINGTON ST	NORTH ATTLEBORO	MASSACHUSETTS	027604417

Exhibit 1 – Location List

WAL-MART - #2367	1100 HILLSIDE AVE SW	PINE CITY	MINNESOTA	550632076
WAL-MART - #2368	355 LINCOLN AVE	E STROUDSBURG	PENNSYLVANIA	183012814
WAL-MART - #2369	39 E MAIN I-93 EXIT	TILTON	NEW HAMPSHIRE	032760000
WAL-MART - #2370	760 HOOSICK RD	TROY	NEW YORK	121806627
WAL-MART - #2371	844 N COLONY RD	WALLINGFORD	CONNECTICUT	064922410
WAL-MART - #2373	840 POST RD	WARWICK	RHODE ISLAND	028883365
WAL-MART - #2385	762 SUPERMALL WAY	AUBURN	WASHINGTON	98001
WAL-MART - #2386	352 PALMER RD	WARE	MASSACHUSETTS	010829740
WAL-MART - #2387	11110 CAUSEWAY BLVD	BRANDON	FLORIDA	335112900
WAL-MART - #2388	650 W BOTAW ST	PORTLAND	INDIANA	47371
WAL-MART - #2393	640 SE 4TH ST	MOORE	OKLAHOMA	731606733
WAL-MART - #2394	1500 SW 59TH ST	OKLAHOMA CITY	OKLAHOMA	731197214
WAL-MART - #2395	9411 S DELAWARE AVE	TULSA	OKLAHOMA	741375614
WAL-MART - #2397	2951 MATLOCK RD	MANSFIELD	TEXAS	760635020
WAL-MART - #2398	2200 WOODBURY AVE	NEWINGTON	NEW HAMPSHIRE	038012817
WAL-MART - #2399	300 KELLER ST	MANCHESTER	NEW HAMPSHIRE	031033218
WAL-MART - #2400	85 RIVER TRCE	CHILLICOTHE	OHIO	456012686
WAL-MART - #2401	1600 MOUNTAIN AVE	DUARTE	CALIFORNIA	910102757
WAL-MART - #2402	2944 MOUNTAIN CITY HWY	ELKO	NEVADA	898014495
WAL-MART - #2403	310 31ST AVE SE	PUYALLUP	WASHINGTON	983741232
WAL-MART - #2404	8500 JONES MALTSBERGER RD	SAN ANTONIO	TEXAS	782165913
WAL-MART - #2405	5360 SOUTHWESTERN BLVD	HAMBURG	NEW YORK	140753504
WAL-MART - #2412	3200 N RIDGE RD	ELLICOTT CITY	MARYLAND	210433363
WAL-MART - #2417	1850 ANDERSON RD	PETOSKEY	MICHIGAN	497708893
WAL-MART - #2418	4300 MISSOURI FLAT RD	PLACERVILLE	CALIFORNIA	956676811
WAL-MART - #2419	4493 HIGHWAY ONE	REHOBOTH BEACH	DELAWARE	199719744
WAL-MART - #2420	100 SARA WAY	BELLE VERNON	PENNSYLVANIA	150121963
WAL-MART - #2421	2212 GLACIER DR	SAINT CROIX FALLS	WISCONSIN	540248347
WAL-MART - #2422	2295 GABLE RD	SAINT HELENS	OREGON	970513005
WAL-MART - #2424	1134 WICKER ST	TICONDEROGA	NEW YORK	128833103
WAL-MART - #2426	5200 WESTPOINTE PLAZA DR	COLUMBUS	OHIO	432289126
WAL-MART - #2427	9301 FOREST LN	DALLAS	TEXAS	75243
WAL-MART - #2428	1701 S KANSAS RD	NEWTON	KANSAS	671148755
WAL-MART - #2429	2100 N BECHTLE AVE	SPRINGFIELD	OHIO	455041575
WAL-MART - #2434	1920 S STEPHENSON AVE	IRON MOUNTAIN	MICHIGAN	498013641
WAL-MART - #2435	2399 N POINT BLVD	DUNDALK	MARYLAND	212221623
WAL-MART - #2436	1320 LIBERTY RD	ELDERSBURG	MARYLAND	217845302
WAL-MART - #2437	700 JAMES MADISON HWY	WARRENTON	VIRGINIA	201863828
WAL-MART - #2438	217 GARRISONVILLE RD	STAFFORD	VIRGINIA	225541527
WAL-MART - #2440	210 WALMART PLZ	SYLVA	NORTH CAROLINA	287795810
WAL-MART - #2441	1505 MAIN ST	HAMILTON	OHIO	450131079
WAL-MART - #2444	2024 GENESEE ST	ONEIDA	NEW YORK	134212680
WAL-MART - #2445	1515 BETHLEHEM PIKE	HATFIELD	PENNSYLVANIA	194401301
WAL-MART - #2446	195 NW END BLVD	QUAKERTOWN	PENNSYLVANIA	18951
WAL-MART - #2447	2322 FERGUSON RD	CINCINNATI	OHIO	452383503
WAL-MART - #2450	4420 MERIDIAN ST	BELLINGHAM	WASHINGTON	982268087
WAL-MART - #2452	401 E CAPITOL DR	MILWAUKEE	WISCONSIN	532121211
WAL-MART - #2453	2333 RENO HWY	FALLON	NEVADA	894066385

Exhibit 1 – Location List

WAL-MART - #2455	701 SMELTER AVE NE	GREAT FALLS	MONTANA	594041940
WAL-MART - #2457	10655 FOLSOM BLVD	RANCHO CORDOVA	CALIFORNIA	956704828
WAL-MART - #2458	1800 N MAIN ST	SALINAS	CALIFORNIA	939065117
WAL-MART - #2459	4381 CATTLEMEN RD	SARASOTA	FLORIDA	342335070
WAL-MART - #2460	22899 SUSSEX HWY	SEAFORD	DELAWARE	199735851
WAL-MART - #2469	540 7TH AVE	LONGVIEW	WASHINGTON	986321605
WAL-MART - #2471	5900 BRITTON PKWY	DUBLIN	OHIO	430161207
WAL-MART - #2472	4550 KESTER MILL RD	WINSTON SALEM	NORTH CAROLINA	271031247
WAL-MART - #2473	325 MAKAALA ST	HILO	HAWAII	967205115
WAL-MART - #2474	RR 4	KEYSER	WEST VIRGINIA	267269406
WAL-MART - #2475	1436 DOGWOOD DR SE	CONYERS	GEORGIA	300135098
WAL-MART - #2476	1700 SE MEADOWBROOK BLVD	COLLEGE PLACE	WASHINGTON	993241798
WAL-MART - #2477	2125 NW STEWART PKWY	ROSEBURG	OREGON	974701693
WAL-MART - #2479	3412 COLLEGE AVE	SAN DIEGO	CALIFORNIA	921157134
WAL-MART - #2480	777 OLD WILLOW AVE	HONESDALE	PENNSYLVANIA	184314217
WAL-MART - #2481	3300 STATE ROUTE 61	COAL TOWNSHIP	PENNSYLVANIA	178664155
WAL-MART - #2482	857 N DOBSON RD	MESA	ARIZONA	852017585
WAL-MART - #2484	1005 W SUGARLAND HWY	CLEWISTON	FLORIDA	334402706
WAL-MART - #2485	476999 HIGHWAY 95	PONDERAY	IDAHO	838529738
WAL-MART - #2490	5150 ROE BLVD	ROELAND PARK	KANSAS	662052359
WAL-MART - #2491	4101 N VERMILION ST	DANVILLE	ILLINOIS	618345997
WAL-MART - #2492	2203 SW COURT AVE	PENDLETON	OREGON	978011896
WAL-MART - #2493	5859 28TH ST SE	GRAND RAPIDS	MICHIGAN	495466905
WAL-MART - #2494	2100 VISTA WAY	OCEANSIDE	CALIFORNIA	920545600
WAL-MART - #2495	13331 BEACH BLVD	WESTMINSTER	CALIFORNIA	926839207
WAL-MART - #2496	200 WATAUGA VILLAGE DR	BOONE	NORTH CAROLINA	286075029
WAL-MART - #2497	1236 US HIGHWAY 22	PHILLIPSBURG	NEW JERSEY	088654107
WAL-MART - #2502	100 COLONY LN	LATROBE	PENNSYLVANIA	156500000
WAL-MART - #2503	1885 STATE ROUTE 57	HACKETTSTOWN	NEW JERSEY	078403477
WAL-MART - #2504	601 FRANK SOTTILE BLVD	KINGSTON	NEW YORK	124011550
WAL-MART - #2505	5501 HIGHWAY 6	MISSOURI CITY	TEXAS	774594190
WAL-MART - #2506	2600 STATE ROUTE 59	RAVENNA	OHIO	442661646
WAL-MART - #2507	2220 S BRADLEY RD	SANTA MARIA	CALIFORNIA	934551348
WAL-MART - #2508	8200 W OVERLAND RD	BOISE	IDAHO	837091637
WAL-MART - #2509	810 S IRISH RD	CHILTON	WISCONSIN	530141773
WAL-MART - #2510	8760 NORTHRIDGE WAY	MINOCQUA	WISCONSIN	545488766
WAL-MART - #2511	949 W GRASSLAND DR	AMERICAN FORK	UTAH	840032753
WAL-MART - #2512	1825 W BELL RD	PHOENIX	ARIZONA	850233415
WAL-MART - #2513	270 WALMART WAY	DAHLONEGA	GEORGIA	30533
WAL-MART - #2514	2132 OLD SNOW HILL RD	POCOMOKE CITY	MARYLAND	218512734
WAL-MART - #2515	3721 E THOMAS RD	PHOENIX	ARIZONA	850187507
WAL-MART - #2516	743 RAINIER AVE S	RENTON	WASHINGTON	980573204
WAL-MART - #2517	3600 W MCFADDEN AVE	SANTA ANA	CALIFORNIA	927041330
WAL-MART - #2518	700 MARKETPLACE BLVD	HAMILTON	NEW JERSEY	086912115
WAL-MART - #2519	698 SHREWSBURY COMMONS AVE	SHREWSBURY	PENNSYLVANIA	173611617
WAL-MART - #2520	125 WASHINGTON SQUARE PLZ	FREDERICKSBURG	VIRGINIA	224052361
WAL-MART - #2522	601 N LINCOLN RD	ESCANABA	MICHIGAN	498291426
WAL-MART - #2523	2595 E IMPERIAL HWY	BREA	CALIFORNIA	928216129

Exhibit 1 – Location List

WAL-MART - #2524	5502 MONTEREY HWY	SAN JOSE	CALIFORNIA	951381529
WAL-MART - #2526	19821 RINALDI ST	PORTER RANCH	CALIFORNIA	913264145
WAL-MART - #2527	951 AVENIDA PICO	SAN CLEMENTE	CALIFORNIA	926733908
WAL-MART - #2528	167 HOGAN BLVD	MILL HALL	PENNSYLVANIA	177511901
WAL-MART - #2529	2021 LYNNHAVEN PKWY	VIRGINIA BEACH	VIRGINIA	234561410
WAL-MART - #2530	1 RUTLAND SHOPPING PLZ	RUTLAND	VERMONT	05701
WAL-MART - #2531	3133 E MAIN ST	MOHEGAN LAKE	NEW YORK	105471521
WAL-MART - #2532	2785 MILWAUKEE RD	BELOIT	WISCONSIN	535116915
WAL-MART - #2533	3767 GULF BREEZE PKWY	GULF BREEZE	FLORIDA	325633528
WAL-MART - #2534	3300 S OATES ST	DOTHAN	ALABAMA	363015694
WAL-MART - #2535	500 TERRY RICH BLVD	SAINT CLAIR	PENNSYLVANIA	179701090
WAL-MART - #2536	1110 E PROSPERITY AVE	TULARE	CALIFORNIA	932748029
WAL-MART - #2537	1515 DANA DR	REDDING	CALIFORNIA	960034014
WAL-MART - #2538	1040 GREEN ACRES RD	EUGENE	OREGON	974086501
WAL-MART - #2539	15727 E BROADWAY AVE	SPOKANE VALLEY	WASHINGTON	990379544
WAL-MART - #2540	181 PERKINS RD	CLARION	PENNSYLVANIA	162148529
WAL-MART - #2541	2700 W STATE ST	ALLIANCE	OHIO	446015611
WAL-MART - #2542	1720 N PERRY ST	OTTAWA	OHIO	458751153
WAL-MART - #2543	390 ROUTE 315 HWY	PITTSTON	PENNSYLVANIA	186403903
WAL-MART - #2544	6087 US HIGHWAY 6	PORTAGE	INDIANA	463685046
WAL-MART - #2545	2700 ROOSEVELT RD	MARINETTE	WISCONSIN	541433832
WAL-MART - #2546	2300 N TUSTIN ST	ORANGE	CALIFORNIA	928653706
WAL-MART - #2547	41 ANAWANA RD	MONTICELLO	NEW YORK	127013206
WAL-MART - #2548	28402 US HIGHWAY 119	SOUTH WILLIAMSON	KENTUCKY	415033924
WAL-MART - #2549	9212 N COLTON ST	SPOKANE	WASHINGTON	992181284
WAL-MART - #2550	221 NE 104TH AVE	VANCOUVER	WASHINGTON	986644505
WAL-MART - #2551	209 E RIDGEVILLE BLVD	MOUNT AIRY	MARYLAND	217715257
WAL-MART - #2552	4200 SE 82ND AVE	PORTLAND	OREGON	972662943
WAL-MART - #2553	6650 HEMBREE LN	WINDSOR	CALIFORNIA	954929739
WAL-MART - #2554	13055 W RANCHO SANTA FE BLVD	AVONDALE	ARIZONA	853921700
WAL-MART - #2555	117 WILTON BLVD	NEW CASTLE	DELAWARE	197203979
WAL-MART - #2556	1168 W BRANCH ST	ARROYO GRANDE	CALIFORNIA	934201906
WAL-MART - #2557	8400 ROSEDALE HWY	BAKERSFIELD	CALIFORNIA	933122151
WAL-MART - #2558	44575 MOUND RD	STERLING HTS	MICHIGAN	483141319
WAL-MART - #2559	33201 VAN DYKE AVE	STERLING HEIGHTS	MICHIGAN	483125924
WAL-MART - #2560	11416 OCEAN GTWY	BERLIN	MARYLAND	218112549
WAL-MART - #2561	4950 W 23RD ST	ERIE	PENNSYLVANIA	165065802
WAL-MART - #2562	2160 COMMERCE RD	GOODLAND	KANSAS	677359776
WAL-MART - #2563	735 S GOSPEL ST	PAOLI	INDIANA	474541232
WAL-MART - #2564	1036 US HIGHWAY 211 W	LURAY	VIRGINIA	228355245
WAL-MART - #2565	197 MADISON HEIGHTS SQ	MADISON HEIGHTS	VIRGINIA	245725979
WAL-MART - #2566	96 PATRICK HENRY WAY	CHARLES TOWN	WEST VIRGINIA	254143954
WAL-MART - #2567	4542 KENOWA AVE SW	GRANDVILLE	MICHIGAN	494189523
WAL-MART - #2568	8333 VAN NUYS BLVD	PANORAMA CITY	CALIFORNIA	914023607
WAL-MART - #2569	LEDGEWOOD MALL	LEDGEWOOD	NEW JERSEY	078529510
WAL-MART - #2571	1900 S 314TH ST	FEDERAL WAY	WASHINGTON	980035622
WAL-MART - #2572	990 W EMMITT AVE	WAVERLY	OHIO	456901095
WAL-MART - #2574	60 NOBLE BLVD	CARLISLE	PENNSYLVANIA	170134119
WAL-MART - #2575	3900 DAVE WARD DR	CONWAY	ARKANSAS	720345583

Exhibit 1 – Location List

WAL-MART - #2576	100 NITRO MARKET PL	NITRO	WEST VIRGINIA	251430000
WAL-MART - #2577	1 FRANKEL WAY	COCKEYSVILLE	MARYLAND	210303220
WAL-MART - #2579	510 LINDEN ST	CHADRON	NEBRASKA	693376989
WAL-MART - #2580	1415 SUNSET AVE	CLINTON	NORTH CAROLINA	283283825
WAL-MART - #2581	5399 W GENESEE ST	CAMILLUS	NEW YORK	130312265
WAL-MART - #2582	1 WAL-MART PLZ	CLINTON	NEW JERSEY	088091259
WAL-MART - #2583	1123 JERUSALEM AVE	UNIONDALE	NEW YORK	115533004
WAL-MART - #2584	4375 LAWRENCEVILLE HWY	TUCKER	GEORGIA	300843702
WAL-MART - #2585	150 BARNUM AVENUE CUTOFF	STRATFORD	CONNECTICUT	066145111
WAL-MART - #2586	100 THRUWAY PLAZA DR	CHEEKTOWAGA	NEW YORK	142254940
WAL-MART - #2587	304 S ROCKWOOD DR	CABOT	ARKANSAS	720232881
WAL-MART - #2588	100 WALMART DR	NORTH VERSAILLES	PENNSYLVANIA	151371533
WAL-MART - #2591	151 SW 184TH AVE	PEMBROKE PINES	FLORIDA	330295465
WAL-MART - #2592	1807 W CRAIG RD	N LAS VEGAS	NEVADA	890320217
WAL-MART - #2593	2310 E SERENE AVE	LAS VEGAS	NEVADA	891233248
WAL-MART - #2594	1400 164TH ST SW	LYNNWOOD	WASHINGTON	980878515
WAL-MART - #2595	8924 34TH AVE NE	TULALIP	WASHINGTON	982718076
WAL-MART - #2596	2301 FREEWAY DR	MOUNT VERNON	WASHINGTON	982735445
WAL-MART - #2597	10 KIMBERLY LN	CRANBERRY	PENNSYLVANIA	163193134
WAL-MART - #2598	3661 TRUXEL RD	SACRAMENTO	CALIFORNIA	958343604
WAL-MART - #2599	5555 DE ZAVALA RD	SAN ANTONIO	TEXAS	782491735
WAL-MART - #2600	100 THF BLVD	CHESTERFIELD	MISSOURI	630051123
WAL-MART - #2603	300 WALMART DR	GIBSONIA	PENNSYLVANIA	150449610
WAL-MART - #2604	26 HAMPTON HOUSE RD	NEWTON	NEW JERSEY	078601409
WAL-MART - #2605	2145 EASTERN AVE	GALLIPOLIS	OHIO	456311873
WAL-MART - #2606	721 US HIGHWAY 321 BYP S	WINNSBORO	SOUTH CAROLINA	291806326
WAL-MART - #2607	170 HERITAGE LN	POLSON	MONTANA	598608902
WAL-MART - #2608	3205 STOWER ST	MILES CITY	MONTANA	593015785
WAL-MART - #2609	2770 CARSON ST	LAKEWOOD	CALIFORNIA	907124004
WAL-MART - #2610	77 NORMAN MORGAN BLVD	LOGAN	WEST VIRGINIA	256013477
WAL-MART - #2611	900 SUMMIT RIDGE PLZ	MOUNT PLEASANT	PENNSYLVANIA	15666
WAL-MART - #2612	1850 N ZARAGOZA RD	EL PASO	TEXAS	799367911
WAL-MART - #2613	1875 E MANSFIELD ST	BUCYRUS	OHIO	448202075
WAL-MART - #2614	5370 ALLENTOWN PIKE	TEMPLE	PENNSYLVANIA	19560
WAL-MART - #2615	3274 INNER PERIMETER RD	VALDOSTA	GEORGIA	316021073
WAL-MART - #2616	1307 HIGHWAY K	O FALLON	MISSOURI	633665978
WAL-MART - #2617	3010 POTATO RD	WINNEMUCCA	NEVADA	894453665
WAL-MART - #2618	3301 N PONTIAC TRL	COMMERCE TOWNSHIP	MICHIGAN	483902746
WAL-MART - #2619	910 JOE MANN BLVD	MIDLAND	MICHIGAN	486428903
WAL-MART - #2620	1618 W M 43 HWY	HASTINGS	MICHIGAN	490588376
WAL-MART - #2621	255 COCHRAN ST	SIMI VALLEY	CALIFORNIA	930656276
WAL-MART - #2626	6868 US HIGHWAY 129	LIVE OAK	FLORIDA	320608476
WAL-MART - #2627	2701 E FLETCHER AVE	TAMPA	FLORIDA	336129414
WAL-MART - #2628	4051 NICHOLASVILLE RD	LEXINGTON	KENTUCKY	405034433
WAL-MART - #2629	100 VALLEY PARK	WHITINSVILLE	MASSACHUSETTS	01588
WAL-MART - #2630	1100 N 1ST ST	JESUP	GEORGIA	315451609
WAL-MART - #2631	29555 PLYMOUTH RD	LIVONIA	MICHIGAN	481502125
WAL-MART - #2633	1303 CENTENNIAL AVE	PISCATAWAY	NEW JERSEY	088544321

Exhibit 1 – Location List

WAL-MART - #2634	561 MAIN ST	GORHAM	NEW HAMPSHIRE	035814901
WAL-MART - #2636	8230 TALBERT AVE	HUNTINGTON BEACH	CALIFORNIA	926461545
WAL-MART - #2637	288 LARKIN DR	MONROE	NEW YORK	109504911
WAL-MART - #2638	12504 US ROUTE 60	ASHLAND	KENTUCKY	411029687
WAL-MART - #2639	1458 LAKE SHORE RD	GILFORD	NEW HAMPSHIRE	032492221
WAL-MART - #2640	450 HIGHLAND AVE	SALEM	MASSACHUSETTS	019701765
WAL-MART - #2641	1091 MILLCREEK RD	ALLENTOWN	PENNSYLVANIA	181069157
WAL-MART - #2642	7835 150TH ST W	APPLE VALLEY	MINNESOTA	551247181
WAL-MART - #2643	10240 HUDSON RD	WOODBURY	MINNESOTA	551299111
WAL-MART - #2644	5825 BROCKWAY RD	SAGINAW	MICHIGAN	486384474
WAL-MART - #2645	1451 S MAIN ST	BLACKSTONE	VIRGINIA	238242626
WAL-MART - #2646	160 KINTER WAY	PEARISBURG	VIRGINIA	241342218
WAL-MART - #2647	461 W RESERVOIR RD	WOODSTOCK	VIRGINIA	226642005
WAL-MART - #2648	1919 DAVIS ST	SAN LEANDRO	CALIFORNIA	945771208
WAL-MART - #2649	1635 MARKET PLACE BLVD	IRVING	TEXAS	75063
WAL-MART - #2650	1 FRANKLIN MILLS BLVD	PHILADELPHIA	PENNSYLVANIA	191543109
WAL-MART - #2651	100 N MAIN ST	MANVILLE	NEW JERSEY	088351358
WAL-MART - #2652	1000 ROBERT RD	GRANTS	NEW MEXICO	870204012
WAL-MART - #2653	1604 E SPRUCE ST	PORTALES	NEW MEXICO	881309489
WAL-MART - #2654	1650 EDMONTON RD	TOMPKINSVILLE	KENTUCKY	421679403
WAL-MART - #2656	1610 N RIVERSIDE DR	ESPANOLA	NEW MEXICO	875328063
WAL-MART - #2658	1515 W PARADISE DR	WEST BEND	WISCONSIN	530959794
WAL-MART - #2659	206 US ROUTE 1	FALMOUTH	MAINE	041051302
WAL-MART - #2660	72 MAIN ST	NORTH READING	MASSACHUSETTS	018642289
WAL-MART - #2662	313 THACKER AVE	COVINGTON	VIRGINIA	244262264
WAL-MART - #2663	300 JAMESWAY RD	EBENSBURG	PENNSYLVANIA	159314206
WAL-MART - #2664	21920 ROUTE 119	PUNXSUTAWNEY	PENNSYLVANIA	157677975
WAL-MART - #2665	167 NORTHSHORE BLVD	SLIDELL	LOUISIANA	704606836
WAL-MART - #2666	3579 S HIGH ST	COLUMBUS	OHIO	432074008
WAL-MART - #2667	7401 SAMUELL BLVD	DALLAS	TEXAS	752286166
WAL-MART - #2668	3049 S OAKES RD	STURTEVANT	WISCONSIN	531771961
WAL-MART - #2671	1175 S ARIZONA AVE	CHANDLER	ARIZONA	852866504
WAL-MART - #2672	1432 E OLIVE ST	LAMAR	COLORADO	810522958
WAL-MART - #2674	45 WILLIAMSON RD	GREENVILLE	PENNSYLVANIA	161251209
WAL-MART - #2678	316 INDIAN RIDGE BLVD	MISHAWAKA	INDIANA	465459034
WAL-MART - #2679	175 COUNTY ROAD 6 W	ELKHART	INDIANA	465145557
WAL-MART - #2680	3701 PORTAGE AVE	SOUTH BEND	INDIANA	466286098
WAL-MART - #2681	615 MEADOW ST	LITTLETON	NEW HAMPSHIRE	035613624
WAL-MART - #2682	282 BERLIN MALL RD	BERLIN	VERMONT	05602
WAL-MART - #2683	337 RUSSELL ST	HADLEY	MASSACHUSETTS	010353536
WAL-MART - #2684	1142 S BRIDGE ST	NEW MARTINSVILLE	WEST VIRGINIA	261551546
WAL-MART - #2687	14055 E WADE HAMPTON BLVD	GREER	SOUTH CAROLINA	296511500
WAL-MART - #2688	6801 S BROADWAY AVE	TYLER	TEXAS	757034733
WAL-MART - #2690	8650 MADISON BLVD	MADISON	ALABAMA	357581803
WAL-MART - #2691	2910 GRANT LINE RD	NEW ALBANY	INDIANA	471502456
WAL-MART - #2692	45400 MARKETPLACE BLVD	CHESTERFIELD	MICHIGAN	480513279
WAL-MART - #2693	3700 OWEN RD	FENTON	MICHIGAN	484309193
WAL-MART - #2694	1202 S KIRKWOOD RD	KIRKWOOD	MISSOURI	631227225
WAL-MART - #2695	1450 JOHNS LAKE RD	CLERMONT	FLORIDA	347116798

Exhibit 1 – Location List

WAL-MART - #2696	11 HARNESS RD	MOOREFIELD	WEST VIRGINIA	268368600
WAL-MART - #2697	4893 LONE TREE WAY	ANTIOCH	CALIFORNIA	945318553
WAL-MART - #2700	9190 HIGHLAND RD	WHITE LAKE	MICHIGAN	483862032
WAL-MART - #2702	1102 N MASSEY BLVD	NIXA	MISSOURI	657147607
WAL-MART - #2703	2014 S IRBY ST	FLORENCE	SOUTH CAROLINA	295053420
WAL-MART - #2704	1021 HIGH POINT ST	RANDLEMAN	NORTH CAROLINA	273177192
WAL-MART - #2705	1500 ARMORY DR	FRANKLIN	VIRGINIA	238512452
WAL-MART - #2706	1501 MANHATTAN BLVD	HARVEY	LOUISIANA	700583405
WAL-MART - #2708	32225 TEMECULA PKWY	TEMECULA	CALIFORNIA	925926811
WAL-MART - #2710	4230 DON KING RD	KETCHIKAN	ALASKA	999019047
WAL-MART - #2711	2911 MILL BAY RD	KODIAK	ALASKA	996157809
WAL-MART - #2712	541 SEABOARD ST	MYRTLE BEACH	SOUTH CAROLINA	295779733
WAL-MART - #2713	5919 TRUSSVILLE CROSSINGS PKWY	BIRMINGHAM	ALABAMA	352358635
WAL-MART - #2714	500 11TH ST SW	SPENCER	IOWA	513015826
WAL-MART - #2715	3615 SANGANI BLVD	DIBERVILLE	MISSISSIPPI	395408770
WAL-MART - #2716	3601 29TH AVE SW	CEDAR RAPIDS	IOWA	524043109
WAL-MART - #2717	5901 U S HIGHWAY 49	HATTIESBURG	MISSISSIPPI	394022858
WAL-MART - #2718	9555 S POST OAK RD	HOUSTON	TEXAS	770964339
WAL-MART - #2719	1400 FARMINGTON AVE	BRISTOL	CONNECTICUT	060104701
WAL-MART - #2720	127 GRANDVIEW DR	MADISON	MISSISSIPPI	391107595
WAL-MART - #2722	537 JOHANSEN EXPY	FAIRBANKS	ALASKA	997013165
WAL-MART - #2723	690 HIGHWAY 78	SUMITON	ALABAMA	351483419
WAL-MART - #2724	1107 SHAVER ST	PASADENA	TEXAS	775064405
WAL-MART - #2725	8659 COLUMBUS PIKE	LEWIS CENTER	OHIO	430359699
WAL-MART - #2726	2793 TAYLOR ROAD EXT	REYNOLDSBURG	OHIO	430689549
WAL-MART - #2727	33501 S DIXIE HWY	FLORIDA CITY	FLORIDA	330345628
WAL-MART - #2728	4625 E MARYLAND ST	DECATUR	ILLINOIS	625215092
WAL-MART - #2729	1250 E MAGNOLIA ST	FORT COLLINS	COLORADO	805242754
WAL-MART - #2730	110 RIVER OAKS DR	TARBORO	NORTH CAROLINA	278864875
WAL-MART - #2732	600 CARROLLTON VILLA RICA HWY	VILLA RICA	GEORGIA	301804969
WAL-MART - #2733	1009 SAINT PATRICKS DR	PERRY	GEORGIA	310692144
WAL-MART - #2734	601 12TH AVE NE	NORMAN	OKLAHOMA	730715324
WAL-MART - #2735	6051 FLORIN RD	SACRAMENTO	CALIFORNIA	958232304
WAL-MART - #2739	701 MCMEANS AVE	BAY MINETTE	ALABAMA	365073337
WAL-MART - #2740	19910 BRUCE B DOWNS BLVD	TAMPA	FLORIDA	336472446
WAL-MART - #2741	3510 SE 14TH ST	BENTONVILLE	ARKANSAS	727124931
WAL-MART - #2742	1375 MARKET SQUARE DR	SPRINGDALE	ARKANSAS	727624984
WAL-MART - #2743	8801 HIGHWAY 107	N LITTLE ROCK	ARKANSAS	721202929
WAL-MART - #2744	4900 ROGERS AVE	FORT SMITH	ARKANSAS	72903
WAL-MART - #2745	2690 E CITIZENS DR	FAYETTEVILLE	ARKANSAS	727034339
WAL-MART - #2747	650 BALD HILL RD	WARWICK	RHODE ISLAND	028861863
WAL-MART - #2748	170 E FORT MORGAN RD	GULF SHORES	ALABAMA	365423515
WAL-MART - #2749	2514 HALLTOWN RD	SPRUCE PINE	NORTH CAROLINA	287775461
WAL-MART - #2751	601 ENGLEWOOD PKWY	ENGLEWOOD	COLORADO	801102374
WAL-MART - #2752	5990 DAHLIA ST	COMMERCE CITY	COLORADO	800223708
WAL-MART - #2753	1455 HIGHWAY 441 S	CLAYTON	GEORGIA	305257607
WAL-MART - #2754	1500 N LIBERTY ST	WAYNESBORO	GEORGIA	308303443
WAL-MART - #2755	5341 HIGHWAY 25	FLOWOOD	MISSISSIPPI	392326173

Exhibit 1 – Location List

WAL-MART - #2756	1811 MONOCACY BLVD	FREDERICK	MARYLAND	217014728
WAL-MART - #2758	683 TENNEY MOUNTAIN HWY	PLYMOUTH	NEW HAMPSHIRE	032643161
WAL-MART - #2760	4206 N COLLEGE AVE	JACKSON	ALABAMA	365452019
WAL-MART - #2761	13320 GOVERNOR G C PEERY HWY	POUNDING MILL	VIRGINIA	246374207
WAL-MART - #2762	73732 PEPPERS FERRY BLVD	RADFORD	VIRGINIA	241410000
WAL-MART - #2764	3501 8TH ST SW	ALTOONA	IOWA	500091012
WAL-MART - #2766	15355 N NORTHSIGHT BLVD	SCOTTSDALE	ARIZONA	852602603
WAL-MART - #2767	4505 E MCKELLIPS RD	MESA	ARIZONA	852152523
WAL-MART - #2768	1955 S STAPLEY DR	MESA	ARIZONA	852046615
WAL-MART - #2771	1088 W BROADWAY ST	MONTICELLO	INDIANA	479601816
WAL-MART - #2772	1675 N HOWE ST	SOUTHPORT	NORTH CAROLINA	284618071
WAL-MART - #2777	13770 W BELL RD	SURPRISE	ARIZONA	853743865
WAL-MART - #2778	1695 N ARIZONA BLVD	COOLIDGE	ARIZONA	852289144
WAL-MART - #2780	5108 CLEVELAND BLVD	CALDWELL	IDAHO	836078002
WAL-MART - #2781	2100 12TH AVE RD	NAMPA	IDAHO	836866441
WAL-MART - #2782	2745 AMERICAN LEGION BLVD	MOUNTAIN HOME	IDAHO	836473185
WAL-MART - #2783	500 W NEW CIRCLE RD	LEXINGTON	KENTUCKY	405111833
WAL-MART - #2784	3620 N 6TH ST	BEATRICE	NEBRASKA	683101141
WAL-MART - #2785	441 COMMERCE DR	VICTOR	NEW YORK	14564
WAL-MART - #2786	9500 E US HIGHWAY 36	AVON	INDIANA	461237366
WAL-MART - #2787	7325 N KEYSTONE AVE	INDIANAPOLIS	INDIANA	462403245
WAL-MART - #2788	400 W NORTHFIELD DR	BROWNSBURG	INDIANA	461128122
WAL-MART - #2789	3200 OLD BOYNTON RD	BOYNTON BEACH	FLORIDA	334366506
WAL-MART - #2791	4 COLLEGE PARK LN	GEORGETOWN	DELAWARE	199472178
WAL-MART - #2792	100 MCGINNIS DR	WAYNE	WEST VIRGINIA	255709691
WAL-MART - #2793	1130 S MAIN ST	KERNERSVILLE	NORTH CAROLINA	272847480
WAL-MART - #2794	777 N MAIN ST	EPHRAIM	UTAH	846271165
WAL-MART - #2795	145 HILL CARTER PKWY	ASHLAND	VIRGINIA	230052327
WAL-MART - #2796	3801 TAMPA RD	OLDSMAR	FLORIDA	346773008
WAL-MART - #2797	100 CHARLTON RD	STURBRIDGE	MASSACHUSETTS	015661505
WAL-MART - #2799	8745 BRANCH AVE	CLINTON	MARYLAND	207352630
WAL-MART - #2803	2200 W DANFORTH RD	EDMOND	OKLAHOMA	730034600
WAL-MART - #2804	1801 BELLE ISLE BLVD	OKLAHOMA CITY	OKLAHOMA	731184200
WAL-MART - #2805	303 MARKET DR	EMPORIA	VIRGINIA	238471203
WAL-MART - #2806	4000 HIGHWAY 9	BOILING SPRINGS	SOUTH CAROLINA	293168501
WAL-MART - #2807	2160 JOHN WAYLAND HWY	HARRISONBURG	VIRGINIA	228014509
WAL-MART - #2808	12200 CHATTANOOGA PLZ	MIDLOTHIAN	VIRGINIA	231124865
WAL-MART - #2809	100 BUCKHANNON CROSSROADS	BUCKHANNON	WEST VIRGINIA	262010000
WAL-MART - #2810	97 WILLIAMS DR	SPENCER	WEST VIRGINIA	252761825
WAL-MART - #2811	4375 LEXINGTON RD	ATHENS	GEORGIA	306052525
WAL-MART - #2812	25 25TH ST SE	ROCHESTER	MINNESOTA	559045554
WAL-MART - #2813	2001 N CENTRAL AVE	MARSHFIELD	WISCONSIN	544498337
WAL-MART - #2814	9300 NW 77TH AVE	HIALEAH GARDENS	FLORIDA	330162504
WAL-MART - #2815	1460 GOLF RD	ROLLING MEADOWS	ILLINOIS	600084206
WAL-MART - #2816	5630 W TOUHY AVE	NILES	ILLINOIS	607144001
WAL-MART - #2817	16771 TORRENCE AVE	LANSING	ILLINOIS	604386018
WAL-MART - #2818	1828 E 165TH ST	HAMMOND	INDIANA	463202823
WAL-MART - #2819	2100 N MAIN ST	BLUFFTON	INDIANA	467141185

Exhibit 1 – Location List

WAL-MART - #2820	1055 RYANS RD	WORTHINGTON	MINNESOTA	561871721
WAL-MART - #2821	2501 SHEILA LN	RICHMOND	VIRGINIA	232252041
WAL-MART - #2822	28270 WALKER RD S	WALKER	LOUISIANA	707856028
WAL-MART - #2823	2900 PIKE ST	PARKERSBURG	WEST VIRGINIA	261018653
WAL-MART - #2825	1126 US HIGHWAY 9	OLD BRIDGE	NEW JERSEY	088572860
WAL-MART - #2827	2801 COMMERCE DR	CORALVILLE	IOWA	522412757
WAL-MART - #2828	3355 S 27TH ST	MILWAUKEE	WISCONSIN	532154303
WAL-MART - #2830	1570 CHESTER PIKE	EDDYSTONE	PENNSYLVANIA	190221338
WAL-MART - #2831	2680 S LINCOLN AVE	JEROME	IDAHO	833386128
WAL-MART - #2832	1 NICKLE PLATE RD	HARDEEVILLE	SOUTH CAROLINA	299274412
WAL-MART - #2833	1 WALMART LN	GRAFTON	WEST VIRGINIA	263549537
WAL-MART - #2836	1051 E BROAD ST	FUQUAY VARINA	NORTH CAROLINA	275261799
WAL-MART - #2837	4350 N NELLIS BLVD	LAS VEGAS	NEVADA	891152490
WAL-MART - #2838	540 MARKS ST	HENDERSON	NEVADA	890146654
WAL-MART - #2841	1740 ROUTE 38	LUMBERTON	NEW JERSEY	080482257
WAL-MART - #2842	1290 E ONTARIO AVE	CORONA	CALIFORNIA	928813600
WAL-MART - #2843	17861 S US HIGHWAY 441	SUMMERFIELD	FLORIDA	344918651
WAL-MART - #2844	1541 ROUTE 9	CLIFTON PARK	NEW YORK	120655603
WAL-MART - #2845	14215 US HIGHWAY 64 W	SILER CITY	NORTH CAROLINA	273446451
WAL-MART - #2846	7950 CRAFT GOODMAN RD	OLIVE BRANCH	MISSISSIPPI	386546608
WAL-MART - #2847	10504 S 15TH ST	BELLEVUE	NEBRASKA	681234084
WAL-MART - #2849	320 MALLARD LN	MASON	WEST VIRGINIA	252600000
WAL-MART - #2850	2320 HANOVER PIKE	HAMPSTEAD	MARYLAND	210741151
WAL-MART - #2852	240 LAFAYETTE AVE	MOUNDSVILLE	WEST VIRGINIA	260411001
WAL-MART - #2853	40 DRURY DR	LA PLATA	MARYLAND	206464220
WAL-MART - #2854	LISBON LANDING	LISBON	CONNECTICUT	063513254
WAL-MART - #2855	16100 W 65TH ST	SHAWNEE	KANSAS	662179301
WAL-MART - #2856	201 SE SALEM ST	OAK GROVE	MISSOURI	640759284
WAL-MART - #2857	8551 N BOARDWALK AVE	KANSAS CITY	MISSOURI	641542547
WAL-MART - #2859	2150 CHILI AVE	ROCHESTER	NEW YORK	146243426
WAL-MART - #2860	160 POOLER PKWY	POOLER	GEORGIA	313224200
WAL-MART - #2861	7319 W STATE ST	BOISE	IDAHO	837146051
WAL-MART - #2862	4051 E FAIRVIEW AVE	MERIDIAN	IDAHO	836425801
WAL-MART - #2864	6703 LESLIE RD	SAN ANTONIO	TEXAS	782549539
WAL-MART - #2865	2301 W WELLESLEY AVE	SPOKANE	WASHINGTON	992055004
WAL-MART - #2866	5110 TIMES SQUARE PL	OKEMOS	MICHIGAN	488641161
WAL-MART - #2867	3225 TOWNE CENTRE	LANSING	MICHIGAN	48912
WAL-MART - #2869	409 N MARKETPLACE BLVD	LANSING	MICHIGAN	489177732
WAL-MART - #2871	2501 ROUTE 130 S	CINNAMINSON	NEW JERSEY	080773075
WAL-MART - #2872	10562 BELLEVILLE RD	VAN BUREN TWP	MICHIGAN	481111308
WAL-MART - #2873	2001 W MAPLE RD	TROY	MICHIGAN	480847100
WAL-MART - #2874	200 DUTCH MEADOWS LN	GLENVILLE	NEW YORK	123023514
WAL-MART - #2875	6000 NW 23RD ST	OKLAHOMA CITY	OKLAHOMA	731271252
WAL-MART - #2876	1301 E 2ND ST	EDMOND	OKLAHOMA	730345320
WAL-MART - #2877	11101 N ROCKWELL AVE	OKLAHOMA CITY	OKLAHOMA	731622724
WAL-MART - #2878	911 SW 104TH ST	OKLAHOMA CITY	OKLAHOMA	731393009
WAL-MART - #2880	6606 E 81ST ST	TULSA	OKLAHOMA	741334248
WAL-MART - #2881	1471 E OSCEOLA PKWY	KISSIMMEE	FLORIDA	347441604

Exhibit 1 – Location List

WAL-MART - #2882	9451 DUNKIRK LN N	MAPLE GROVE	MINNESOTA	553115447
WAL-MART - #2883	8801 OHIO DR	PLANO	TEXAS	750242268
WAL-MART - #2884	8060 W TROPICAL PKWY	LAS VEGAS	NEVADA	891494528
WAL-MART - #2885	199 CONNELL HWY	NEWPORT	RHODE ISLAND	028401091
WAL-MART - #2886	8500 WASHINGTON BLVD	PICO RIVERA	CALIFORNIA	906603788
WAL-MART - #2888	100 N LONDONDERRY SQ	PALMYRA	PENNSYLVANIA	170783904
WAL-MART - #2889	2715 S 25TH ST	CLINTON	IOWA	527327219
WAL-MART - #2890	5955 ZEBULON RD	MACON	GEORGIA	312102030
WAL-MART - #2891	2450 W LOOP 338 S	ODESSA	TEXAS	797668804
WAL-MART - #2892	11101 S PARKER RD	PARKER	COLORADO	801344773
WAL-MART - #2893	121 PETER PAN RD	INDEPENDENCE	KANSAS	673017307
WAL-MART - #2894	13164 GARRETT HWY	OAKLAND	MARYLAND	215501117
WAL-MART - #2896	656 NEW HAVEN AVE	DERBY	CONNECTICUT	064182528
WAL-MART - #2897	CALDORS VILLAGE	SOUTHINGTON	CONNECTICUT	064891915
WAL-MART - #2898	OLD SAYBROOK SHOPPING CTR	OLD SAYBROOK	CONNECTICUT	064751524
WAL-MART - #2899	255 W MAIN ST	AVON	CONNECTICUT	060013606
WAL-MART - #2900	TOWN LINE PLAZA	ROCKY HILL	CONNECTICUT	060671249
WAL-MART - #2901	180 N KING ST	NORTHAMPTON	MASSACHUSETTS	010601120
WAL-MART - #2902	121 WORCESTER RD	FRAMINGHAM	MASSACHUSETTS	017015348
WAL-MART - #2903	66 DRUM HILL RD	CHELMSFORD	MASSACHUSETTS	018241504
WAL-MART - #2904	700 OAK ST	BROCKTON	MASSACHUSETTS	023011105
WAL-MART - #2905	WALMART SHOPPING CENTER	SUFFERN	NEW YORK	109015315
WAL-MART - #2906	765 OLD COUNTRY RD	RIVERHEAD	NEW YORK	119012111
WAL-MART - #2908	201 MONTGOMERY XING	BISCOE	NORTH CAROLINA	272099580
WAL-MART - #2909	961 E COLUMBUS AVE	CORRY	PENNSYLVANIA	164079163
WAL-MART - #2910	2875 E STATE ST	SALEM	OHIO	444609303
WAL-MART - #2911	3018 EAST AVE	CENTRAL SQUARE	NEW YORK	130362699
WAL-MART - #2912	7555 TELEGRAPH RD	TAYLOR	MICHIGAN	481802239
WAL-MART - #2913	13001 HIGHWAY 90	BOUTTE	LOUISIANA	700393051
WAL-MART - #2914	1 MASSILLON MARKETPLACE DR SW	MASSILLON	OHIO	446462018
WAL-MART - #2915	3990 NESCONSET HWY	EAST SETAUKET	NEW YORK	117333334
WAL-MART - #2916	2465 HEMPSTEAD TPKE	EAST MEADOW	NEW YORK	115542028
WAL-MART - #2917	1850 VETERANS HWY	ISLANDIA	NEW YORK	117491513
WAL-MART - #2918	730 W EXCHANGE PKWY	ALLEN	TEXAS	75013
WAL-MART - #2920	1505 COUNTY ROAD 220	ORANGE PARK	FLORIDA	320037926
WAL-MART - #2921	534 N HARRISVILLE RD	HARRISVILLE	UTAH	844043532
WAL-MART - #2922	7635 N LA CHOLLA BLVD	TUCSON	ARIZONA	857414299
WAL-MART - #2923	1649 MAIN ST	BILLINGS	MONTANA	591054043
WAL-MART - #2924	2550 COORS BLVD NW	ALBUQUERQUE	NEW MEXICO	871202123
WAL-MART - #2925	681 LINCOLN AVE	NAPA	CALIFORNIA	945583612
WAL-MART - #2926	6000 COIT RD	PLANO	TEXAS	750235903
WAL-MART - #2927	23500 NE SANDY BLVD	WOOD VILLAGE	OREGON	970609653
WAL-MART - #2928	605 SAINT JAMES AVE	GOOSE CREEK	SOUTH CAROLINA	294452758
WAL-MART - #2929	3030 N MAIN ST	HOPE MILLS	NORTH CAROLINA	283481722
WAL-MART - #2931	409 N FRUITLAND BLVD	SALISBURY	MARYLAND	218017201
WAL-MART - #2932	10900 PARKSIDE DR	KNOXVILLE	TENNESSEE	37922
WAL-MART - #2933	201 GREASY RIDGE RD	PRINCETON	WEST VIRGINIA	247406900
WAL-MART - #2934	15150 US HIGHWAY 150	PARIS	ILLINOIS	619446615

Exhibit 1 – Location List

WAL-MART - #2935	814 W BELL AVE	KNOXVILLE	IOWA	501383162
WAL-MART - #2936	8700 N SERVITE DR	MILWAUKEE	WISCONSIN	532232516
WAL-MART - #2937	12080 HIGHWAY 169 W	HIBBING	MINNESOTA	557463000
WAL-MART - #2938	2428 W PINHOOK RD	LAFAYETTE	LOUISIANA	705083345
WAL-MART - #2939	200 MARKETPLACE DR	RICHLAND	MISSISSIPPI	39218
WAL-MART - #2941	5200 WINDWARD PKWY	ALPHARETTA	GEORGIA	300043842
WAL-MART - #2945	100 COMMONS DR	PARKESBURG	PENNSYLVANIA	193652150
WAL-MART - #2947	9000 NE HIGHWAY 99	VANCOUVER	WASHINGTON	986658923
WAL-MART - #2948	13310 TELEGRAPH RD	SANTA FE SPGS	CALIFORNIA	906704016
WAL-MART - #2949	151 E 5TH ST	LONG BEACH	CALIFORNIA	908022489
WAL-MART - #2950	37140 47TH ST E	PALMDALE	CALIFORNIA	935524450
WAL-MART - #2951	1731 E AVENUE J	LANCASTER	CALIFORNIA	935356928
WAL-MART - #2952	41200 MURRIETA HOT SPRINGS RD	MURRIETA	CALIFORNIA	925629479
WAL-MART - #2953	262 SWANSEA MALL DR	SWANSEA	MASSACHUSETTS	02777
WAL-MART - #2954	650 MAIN AVE	NORWALK	CONNECTICUT	068511126
WAL-MART - #2955	1701 W 133RD ST	KANSAS CITY	MISSOURI	641451631
WAL-MART - #2956	1401 ILLINOIS RT 59	JOLIET	ILLINOIS	604310000
WAL-MART - #2957	1583 HIGHWAY 10 W	DETROIT LAKES	MINNESOTA	565012232
WAL-MART - #2958	3701 E CALUMET ST	APPLETON	WISCONSIN	549154149
WAL-MART - #2959	28804 GRATIOT AVE	ROSEVILLE	MICHIGAN	480664235
WAL-MART - #2960	4101 CRENSHAW BLVD	LOS ANGELES	CALIFORNIA	900082501
WAL-MART - #2962	2300 W ATLANTIC BLVD	POMPANO BEACH	FLORIDA	330692655
WAL-MART - #2963	6001 CORAL RIDGE DR	CORAL SPRINGS	FLORIDA	330763306
WAL-MART - #2964	11 JUNGLE RD	LEOMINSTER	MASSACHUSETTS	014535207
WAL-MART - #2965	3164 BERLIN TPKE	NEWINGTON	CONNECTICUT	061114627
WAL-MART - #2966	222 SMOKERISE DR	WADSWORTH	OHIO	442819460
WAL-MART - #2967	3450 VALLEY PLAZA PKWY	FT WRIGHT	KENTUCKY	41017
WAL-MART - #2968	200 FLOYD DR	CARROLLTON	KENTUCKY	410088231
WAL-MART - #2973	150 W FM 544	MURPHY	TEXAS	750944572
WAL-MART - #2974	1501 BUCKINGHAM RD	RICHARDSON	TEXAS	750815304
WAL-MART - #2975	3959 BROADWAY BLVD	GARLAND	TEXAS	750432586
WAL-MART - #2976	915 N TOWN EAST BLVD	MESQUITE	TEXAS	751504743
WAL-MART - #2977	735 W SUBLETT RD	ARLINGTON	TEXAS	760176404
WAL-MART - #2978	7451 MCCART AVE	FORT WORTH	TEXAS	761337296
WAL-MART - #2979	7401 PARK VISTA BLVD	FORT WORTH	TEXAS	761373769
WAL-MART - #2980	8520 N BEACH ST	KELLER	TEXAS	762480918
WAL-MART - #2981	2130 RUFE SNOW DR	KELLER	TEXAS	762485632
WAL-MART - #2985	7065 N INGRAM AVE	FRESNO	CALIFORNIA	936501083
WAL-MART - #2986	1155 W WINNECONNE AVE	NEENAH	WISCONSIN	549563693
WAL-MART - #2988	2625 N HIGHWAY 27	LA FAYETTE	GEORGIA	307286533
WAL-MART - #2989	44009 OSGOOD RD	FREMONT	CALIFORNIA	945396403
WAL-MART - #2990	1101 E SPRUCE ST	MITCHELL	SOUTH DAKOTA	573014867
WAL-MART - #2991	201 WALTON WAY	CEDAR PARK	TEXAS	786137016
WAL-MART - #2992	3217 SILVERBACK LN	PAINTED POST	NEW YORK	148708911
WAL-MART - #2993	345 HIGHWAY 6	SUGAR LAND	TEXAS	774784933
WAL-MART - #2994	3022 S BELT HWY	SAINT JOSEPH	MISSOURI	645031547
WAL-MART - #2995	8040 INDEPENDENCE PKWY	PLANO	TEXAS	750254059
WAL-MART - #2996	18121 MARSH LN	DALLAS	TEXAS	752875742
WAL-MART - #2997	616 N GARLAND AVE	FAYETTEVILLE	ARKANSAS	727013113

Exhibit 1 – Location List

WAL-MART - #3007	139 N HIGHWAY 49	RICHFIELD	NORTH CAROLINA	281375738
WAL-MART - #3019	850 E 88TH AVE	THORNTON	COLORADO	802294999
WAL-MART - #3020	14605 W 64TH AVE	ARVADA	COLORADO	800043514
WAL-MART - #3022	1189 E MARCH LN	STOCKTON	CALIFORNIA	952103545
WAL-MART - #3025	1600 SARATOGA AVE	SAN JOSE	CALIFORNIA	95129
WAL-MART - #3030	3850 N 124TH ST	WAUWATOSA	WISCONSIN	532222104
WAL-MART - #3032	905 S GENTRY BLVD	GENTRY	ARKANSAS	72734
WAL-MART - #3033	800 1ST AVE SE	GRAVETTE	ARKANSAS	72736
WAL-MART - #3034	881 W BUCHANAN ST	PRAIRIE GROVE	ARKANSAS	72753
WAL-MART - #3036	1593 NC HIGHWAY 86 N	YANCEYVILLE	NORTH CAROLINA	273798650
WAL-MART - #3037	905 SE 2ND ST	SNOW HILL	NORTH CAROLINA	285801634
WAL-MART - #3039	225 W CHICAGO AVE	CHICAGO	ILLINOIS	606545606
WAL-MART - #3041	8301 S HOLLAND RD	CHICAGO	ILLINOIS	60620
WAL-MART - #3046	1421 COFFEE RD	MODESTO	CALIFORNIA	95355
WAL-MART - #3065	3636 N BROADWAY ST	CHICAGO	ILLINOIS	606134568
WAL-MART - #3066	3500 N TAMIAMI TRI	SARASOTA	FLORIDA	34234
WAL-MART - #3072	2912 W MAIN STREETE	SNELLVILLE	GEORGIA	30039
WAL-MART - #3074	3059 LAWRENCEVILLE HWY	LAWRENCEVILLE	GEORGIA	30044
WAL-MART - #3077	6530 TRADING SQ	HAYMARKET	VIRGINIA	20169
WAL-MART - #3080	232 NC 102 W	AYDEN	NORTH CAROLINA	285138775
WAL-MART - #3083	665 N MURRAY BLVD	COLORADO SPRINGS	COLORADO	809153405
WAL-MART - #3098	15063 MAIN ST	BELLEVUE	WASHINGTON	980075225
WAL-MART - #3121	189 HICKORY TREE RD	WINSTON SALEM	NORTH CAROLINA	27107
WAL-MART - #3125	3615 W BOWLES AVE	LITTLETON	COLORADO	80123
WAL-MART - #3126	16746 E SMOKY HILL RD	CENTENNIAL	COLORADO	80015
WAL-MART - #3127	5141 CHAMBERS RD	DENVER	COLORADO	802394231
WAL-MART - #3128	1442 S PARKER RD	DENVER	COLORADO	802312707
WAL-MART - #3186	11770 HAYNES BRIDGE RD	ALPHARETTA	GEORGIA	30022
WAL-MART - #3200	740 MIDDLE ST	WEYMOUTH	MASSACHUSETTS	021884006
WAL-MART - #3201	135 WILLOW LN	MCDONOUGH	GEORGIA	302536574
WAL-MART - #3205	1100 THORNTON RD	LITHIA SPRINGS	GEORGIA	301222616
WAL-MART - #3206	2400 HARDING HWY	LIMA	OHIO	458043428
WAL-MART - #3207	1601 RINEHART RD	SANFORD	FLORIDA	327717392
WAL-MART - #3208	660 S 1750 W	SPRINGVILLE	UTAH	846633071
WAL-MART - #3209	18185 ZANE ST NW	ELK RIVER	MINNESOTA	553304505
WAL-MART - #3210	2760 N DIRKSEN PKWY	SPRINGFIELD	ILLINOIS	627021448
WAL-MART - #3213	3040 COLLEGE PARK DR	CONROE	TEXAS	773848002
WAL-MART - #3214	6259 COLLEGE DR	SUFFOLK	VIRGINIA	234352610
WAL-MART - #3215	6051 UNIVERSITY TOWN CENTRE DR	MORGANTOWN	WEST VIRGINIA	265012292
WAL-MART - #3216	1149 NIMMO PKWY	VIRGINIA BEACH	VIRGINIA	234567730
WAL-MART - #3217	1860 E MAIN ST	OTHELLO	WASHINGTON	993441578
WAL-MART - #3218	20307 MOUNTAIN HWY E	SPANAWAY	WASHINGTON	983878101
WAL-MART - #3219	731 E ROCHAMBEAU DR	WILLIAMSBURG	VIRGINIA	231882187
WAL-MART - #3220	2610 PIONEER RD	SAINT GEORGE	UTAH	847907442
WAL-MART - #3221	515 E 4TH ST	WATKINS GLEN	NEW YORK	148911218
WAL-MART - #3222	1286 EIGHTEEN MILE RD	CENTRAL	SOUTH CAROLINA	296308605
WAL-MART - #3223	100 CHIPPEWA TOWN CTR	BEAVER FALLS	PENNSYLVANIA	150101204

Exhibit 1 – Location List

WAL-MART - #3224	555 W INTERSTATE 30 30	GARLAND	TEXAS	750435729
WAL-MART - #3225	2501 LAKEVIEW PKWY	ROWLETT	TEXAS	750883350
WAL-MART - #3226	25108 MARKET PLACE DR	KATY	TEXAS	774944430
WAL-MART - #3227	16218 JACKSON CREEK PKWY	MONUMENT	COLORADO	801327181
WAL-MART - #3228	6700 HOLLYWOOD BLVD	DELMONT	PENNSYLVANIA	15626
WAL-MART - #3229	3800 US HIGHWAY 287 W	VERNON	TEXAS	763843280
WAL-MART - #3230	400 BRYANT AVE	BRYANT	ARKANSAS	720223813
WAL-MART - #3231	551 LIBERTY DR	GREENWOOD	ARKANSAS	729366001
WAL-MART - #3232	7671 S 3800 W	WEST JORDAN	UTAH	840844316
WAL-MART - #3233	2025 PAUL BUNYAN DR NW	BEMIDJI	MINNESOTA	566015606
WAL-MART - #3234	4331 HIGHWAY 66 S	ROGERSVILLE	TENNESSEE	378573183
WAL-MART - #3235	1425 NE 163RD ST	NORTH MIAMI BEACH	FLORIDA	331624624
WAL-MART - #3236	326 W MAIN ST	FREEHOLD	NEW JERSEY	077282524
WAL-MART - #3237	5521 E ARROWHEAD PKWY	SIOUX FALLS	SOUTH DAKOTA	571100400
WAL-MART - #3239	2659 OLYMPIC ST	SPRINGFIELD	OREGON	974773473
WAL-MART - #3241	18551 N 83RD AVE	GLENDALE	ARIZONA	853080501
WAL-MART - #3243	4524 CHALLENGER AVE	ROANOKE	VIRGINIA	240127028
WAL-MART - #3245	15594 STATE ROAD 77	HAYWARD	WISCONSIN	548436467
WAL-MART - #3247	1819 E GENEVA ST	DELAVAN	WISCONSIN	531152037
WAL-MART - #3248	1340 S BEACH BLVD	LA HABRA	CALIFORNIA	906316374
WAL-MART - #3250	7235 MARKET PLACE DR	AURORA	OHIO	442028758
WAL-MART - #3251	1397 LEESBURG AVE	WASHINGTON COURT HOUSE	OHIO	431608655
WAL-MART - #3252	605 CONCHESTER HWY	BOOTHWYN	PENNSYLVANIA	190613147
WAL-MART - #3253	108 WASHINGTON TOWNE BLVD N	EDINBORO	PENNSYLVANIA	164121254
WAL-MART - #3254	5260 W 7TH ST	RENO	NEVADA	895232332
WAL-MART - #3255	505 S DUNLAP AVE	SAVOY	ILLINOIS	618748720
WAL-MART - #3258	4550 W 11TH AVE	EUGENE	OREGON	974025414
WAL-MART - #3259	3555 MULLAN RD	MISSOULA	MONTANA	598085125
WAL-MART - #3260	1399 NAT WASHINGTON WAY	EPHRATA	WASHINGTON	988232629
WAL-MART - #3261	2801 DUPORTAIL ST	RICHLAND	WASHINGTON	993529107
WAL-MART - #3262	61205 SOUTHGATE RD	CAMBRIDGE	OHIO	43725
WAL-MART - #3265	2601 GEORGE WASHINGTON MEM HWY	YORKTOWN	VIRGINIA	236933409
WAL-MART - #3266	839 US HIGHWAY 130	EAST WINDSOR	NEW JERSEY	085202907
WAL-MART - #3267	18201 WRIGHT ST	OMAHA	NEBRASKA	681302875
WAL-MART - #3268	200 E STATE HIGHWAY 64	ANTIGO	WISCONSIN	544092967
WAL-MART - #3269	258 RIVER RD	MEXICO	MAINE	042571812
WAL-MART - #3270	345 COMMONWEALTH DR	WYTHEVILLE	VIRGINIA	243821169
WAL-MART - #3271	5100 HIGHWAY 31	CALERA	ALABAMA	350405154
WAL-MART - #3273	15700 METCALF AVE	OVERLAND PARK	KANSAS	662233004
WAL-MART - #3274	9101 N TARRANT PKWY	NORTH RICHLAND HILLS	TEXAS	76180
WAL-MART - #3275	1101 NW 164TH ST	EDMOND	OKLAHOMA	730131310
WAL-MART - #3276	4001 HALLMARK PKWY	SAN BERNARDINO	CALIFORNIA	924071876
WAL-MART - #3277	155 DAMONTE RANCH PKWY	RENO	NEVADA	895212990
WAL-MART - #3278	8700 ANDERMATT DR	LINCOLN	NEBRASKA	685269653
WAL-MART - #3279	2100 SE LOOP 410	SAN ANTONIO	TEXAS	782204927
WAL-MART - #3280	1490 HUDSON AVE	ROCHESTER	NEW YORK	146211701
WAL-MART - #3281	5741 BUFFALO RD	HARBORCREEK	PENNSYLVANIA	164211626
WAL-MART - #3282	12910 STATE ROUTE 664 S	LOGAN	OHIO	431388564

Exhibit 1 – Location List

WAL-MART - #3283	10600 W 21ST ST N	WICHITA	KANSAS	672051893
WAL-MART - #3284	4800 US 287 HWY	ARLINGTON	TEXAS	760012803
WAL-MART - #3285	621 UPTOWN BLVD	CEDAR HILL	TEXAS	751043508
WAL-MART - #3286	1035 HICKORY CREEK BLVD	HICKORY CREEK	TEXAS	750657552
WAL-MART - #3287	1515 JUSTIN RD	LEWISVILLE	TEXAS	75077
WAL-MART - #3288	10200 SULLIVAN RD	BATON ROUGE	LOUISIANA	708184305
WAL-MART - #3289	1489 MOUNT JEFFERSON RD	WEST JEFFERSON	NORTH CAROLINA	286948336
WAL-MART - #3290	101 PAKAULA ST	KAHULUI	HAWAII	967323508
WAL-MART - #3291	40 INTERNATIONAL DR S	FLANDERS	NEW JERSEY	078364106
WAL-MART - #3292	900 SPRINGFIELD RD	UNION	NEW JERSEY	070838617
WAL-MART - #3293	223 MEADOWLANDS DR	CHARDON	OHIO	440248366
WAL-MART - #3294	7101 CEDAR SPRINGS BLVD	LOUISVILLE	KENTUCKY	402912587
WAL-MART - #3295	6310 S ELM PL	BROKEN ARROW	OKLAHOMA	740114100
WAL-MART - #3296	2700 S KIRKWOOD RD	HOUSTON	TEXAS	770776696
WAL-MART - #3297	12353 FM 1960 RD W	HOUSTON	TEXAS	770654993
WAL-MART - #3298	255 FM 518 RD	KEMAH	TEXAS	775653219
WAL-MART - #3300	1257 BELLEFONTAINE ST	WAPAKONETA	OHIO	458959732
WAL-MART - #3301	51 SILVER SPRING ST	PROVIDENCE	RHODE ISLAND	02904
WAL-MART - #3302	9460 W SAM HOUSTON PKWY S	HOUSTON	TEXAS	770991850
WAL-MART - #3303	1179 RIVERVIEW ST	GRUNDY	VIRGINIA	24614
WAL-MART - #3304	1624 NC HIGHWAY 14	REIDSVILLE	NORTH CAROLINA	273209666
WAL-MART - #3305	6711 NC HIGHWAY 135	MAYODAN	NORTH CAROLINA	270278487
WAL-MART - #3306	1220 GALLATIN AVE	NASHVILLE	TENNESSEE	372063204
WAL-MART - #3307	35 MIKE STEWART	CRAWFORDVILLE	FLORIDA	323271164
WAL-MART - #3308	1580 BRANAN FIELD RD	MIDDLEBURG	FLORIDA	320688427
WAL-MART - #3309	4250 PHILLIPS HWY	JACKSONVILLE	FLORIDA	322076730
WAL-MART - #3310	101 HOWLAND BLVD	DELTONA	FLORIDA	327389200
WAL-MART - #3311	19501 NW 27TH AVE	MIAMI GARDENS	FLORIDA	330562521
WAL-MART - #3313	10900 E BRIARWOOD AVE	CENTENNIAL	COLORADO	801123820
WAL-MART - #3314	7450 W GLENDALE AVE	GLENDALE	ARIZONA	853033000
WAL-MART - #3315	4230 W UNION HILLS DR	GLENDALE	ARIZONA	853081704
WAL-MART - #3316	8921 W THOMAS RD	PHOENIX	ARIZONA	850373244
WAL-MART - #3317	8511 GOLF COURSE RD NW	ALBUQUERQUE	NEW MEXICO	871144896
WAL-MART - #3319	2020 HEIGHTS DR	HARKER HEIGHTS	TEXAS	765482000
WAL-MART - #3320	215 E MILE 3 RD	PALMHURST	TEXAS	785736677
WAL-MART - #3322	411 PEWAUKEE RD	PEWAUKEE	WISCONSIN	530725886
WAL-MART - #3324	4433 VANGUARD DR	SHEBOYGAN	WISCONSIN	53083
WAL-MART - #3328	10772 W CARSON CITY RD	GREENVILLE	MICHIGAN	488389141
WAL-MART - #3329	7494 US HIGHWAY 11	POTSDAM	NEW YORK	136763577
WAL-MART - #3331	5501 S OLIVE ST	PINE BLUFF	ARKANSAS	716037607
WAL-MART - #3332	1818 STATE ROUTE 3	FULTON	NEW YORK	13069
WAL-MART - #3334	3222 STATE ROUTE 11	MALONE	NEW YORK	129534709
WAL-MART - #3336	23800 ALLEN RD	WOODHAVEN	MICHIGAN	481833374
WAL-MART - #3337	3159 ROUTE 9 S	RIO GRANDE	NEW JERSEY	08242
WAL-MART - #3339	1070 W LANDIS AVE	VINELAND	NEW JERSEY	08360
WAL-MART - #3340	4720 E 21ST ST	TULSA	OKLAHOMA	741142109
WAL-MART - #3341	2305 N CENTRAL EXPY	DALLAS	TEXAS	752043800
WAL-MART - #3342	1815 E OHIO PIKE	AMELIA	OHIO	451022045

Exhibit 1 – Location List

WAL-MART - #3344	501 WAL MART DR	WINCHESTER	VIRGINIA	226033937
WAL-MART - #3347	7450 CYPRESS GARDENS BLVD	WINTER HAVEN	FLORIDA	338843247
WAL-MART - #3348	101 N CONGRESS AVE	LAKE PARK	FLORIDA	334033804
WAL-MART - #3349	375 KINGS HWY	PT CHARLOTTE	FLORIDA	339835222
WAL-MART - #3350	5198 BOULDER HWY	LAS VEGAS	NEVADA	891226002
WAL-MART - #3351	6464 N DECATUR BLVD	LAS VEGAS	NEVADA	891312959
WAL-MART - #3352	10355 TRINITY PKWY	STOCKTON	CALIFORNIA	952197243
WAL-MART - #3354	1401 AMERICAN PACIFIC DR	HENDERSON	NEVADA	890747401
WAL-MART - #3355	1400 S LAMB BLVD	LAS VEGAS	NEVADA	891045416
WAL-MART - #3356	7445 S EASTERN AVE	LAS VEGAS	NEVADA	891231538
WAL-MART - #3357	3925 E GRANT RD	TUCSON	ARIZONA	857122506
WAL-MART - #3360	2750 E GERMANN RD	CHANDLER	ARIZONA	852861403
WAL-MART - #3362	14800 FORT CAMPBELL BLVD	OAK GROVE	KENTUCKY	422628304
WAL-MART - #3363	3151 LEITCHFIELD RD	OWENSBORO	KENTUCKY	423032115
WAL-MART - #3364	1644 ROBERT ST S	WEST SAINT PAUL	MINNESOTA	551183918
WAL-MART - #3366	221 W PARRISH LN	CENTERVILLE	UTAH	840141829
WAL-MART - #3367	4920 CENTRE	NORTH CHARLESTON	SOUTH CAROLINA	29418
WAL-MART - #3370	508 10TH ST E	PALMETTO	FLORIDA	342214062
WAL-MART - #3371	3240 WILKINSON BLVD	CHARLOTTE	NORTH CAROLINA	282085630
WAL-MART - #3377	2823 W VALENCIA RD	TUCSON	ARIZONA	857468034
WAL-MART - #3379	2150 E TANGERINE RD	ORO VALLEY	ARIZONA	857556233
WAL-MART - #3380	4820 N ROAD 68	PASCO	WASHINGTON	993019009
WAL-MART - #3381	407 NE GEORGIA AVE	SWEETWATER	TEXAS	795568238
WAL-MART - #3382	78 N MCCULLOCH BLVD	PUEBLO WEST	COLORADO	810074444
WAL-MART - #3383	4215 CANYON DR	AMARILLO	TEXAS	791101105
WAL-MART - #3384	300 W 15TH ST	HEREFORD	TEXAS	790453051
WAL-MART - #3385	9600 SAGE RD SW	ALBUQUERQUE	NEW MEXICO	871216803
WAL-MART - #3386	160 SPRINGVILLE STA	SPRINGVILLE	ALABAMA	351466162
WAL-MART - #3387	17000 TAMIAMI TRL	NORTH PORT	FLORIDA	342877281
WAL-MART - #3388	1400 LAWRENCEVILLE HWY	LAWRENCEVILLE	GEORGIA	300442029
WAL-MART - #3389	3435 CENTERVILLE HWY	SNELLVILLE	GEORGIA	300396117
WAL-MART - #3390	10001 WOODLANDS PKWY	THE WOODLANDS	TEXAS	77382
WAL-MART - #3391	6102 FM 3009	SCHERTZ	TEXAS	781543205
WAL-MART - #3392	2108 BEDFORD RD	BEDFORD	TEXAS	760215711
WAL-MART - #3394	1905 E 7TH ST	ATLANTIC	IOWA	500221916
WAL-MART - #3395	3501 S LOCUST ST	GRAND ISLAND	NEBRASKA	688018853
WAL-MART - #3397	17650 NW 2ND AVE	MIAMI GARDENS	FLORIDA	331695019
WAL-MART - #3400	2300 RT 34	OSWEGO	ILLINOIS	60543
WAL-MART - #3401	6149 OLD NATIONAL HWY	COLLEGE PARK	GEORGIA	30349
WAL-MART - #3402	1400 HUDSON BRIDGE RD	STOCKBRIDGE	GEORGIA	302815018
WAL-MART - #3403	3615 MARIETTA HWY	DALLAS	GEORGIA	301579472
WAL-MART - #3404	3800 SILVER LAKE RD NE	MINNEAPOLIS	MINNESOTA	554214225
WAL-MART - #3406	15220 MONTFORT RD	DALLAS	TEXAS	752486401
WAL-MART - #3407	1060 S WATSON RD	BUCKEYE	ARIZONA	853263371
WAL-MART - #3408	3200 MARKET ST	CARSON CITY	NEVADA	897067984
WAL-MART - #3409	20 SOOJIANS DR	LEICESTER	MASSACHUSETTS	01524
WAL-MART - #3412	200 KOCHER LN	ELIZABETHVILLE	PENNSYLVANIA	170238716
WAL-MART - #3415	41212 US HIGHWAY 19 N	TARPON SPRINGS	FLORIDA	346895439

Exhibit 1 – Location List

WAL-MART - #3417	6650 COLLIER BLVD	NAPLES	FLORIDA	341148125
WAL-MART - #3419	6756 W VICKERY BLVD	FORT WORTH	TEXAS	761169156
WAL-MART - #3420	1220 OLD COUNTRY RD	WESTBURY	NEW YORK	115905624
WAL-MART - #3422	2000 CLEMENTS BRIDGE RD	DEPTFORD	NEW JERSEY	080962011
WAL-MART - #3423	5701 HERRERA DR	SANTA FE	NEW MEXICO	87507
WAL-MART - #3425	9598 ROWLETT RD	HOUSTON	TEXAS	770752414
WAL-MART - #3427	604 N 26TH ST	ARTESIA	NEW MEXICO	882103717
WAL-MART - #3428	1400 W MAIN ST	FARMINGTON	NEW MEXICO	874013836
WAL-MART - #3429	2901 MARKET ST	WARREN	PENNSYLVANIA	163655216
WAL-MART - #3430	9011 NE 23RD ST	OKLAHOMA CITY	OKLAHOMA	731413009
WAL-MART - #3431	2801 E INTERSTATE 20	HUDSON OAKS	TEXAS	760878596
WAL-MART - #3432	951 W BELT LINE RD	DESOTO	TEXAS	751153741
WAL-MART - #3433	100 S RYAN DR	RED OAK	TEXAS	75154
WAL-MART - #3434	1275 LAKE AVE	WOODSTOCK	ILLINOIS	600987415
WAL-MART - #3435	1133 N EMERSON AVE	GREENWOOD	INDIANA	461439763
WAL-MART - #3436	700 W IRELAND RD	SOUTH BEND	INDIANA	466143810
WAL-MART - #3439	9360 NAVARRE PKWY	NAVARRE	FLORIDA	325662910
WAL-MART - #3441	275 MAIN ST	WHITE PLAINS	NEW YORK	106012410
WAL-MART - #3443	48 STATE RT 23	RIVERDALE	NEW JERSEY	074571602
WAL-MART - #3445	1355 S MCCORD RD	HOLLAND	OHIO	435289141
WAL-MART - #3447	3657 E MAIN ST	WHITEHALL	OHIO	432132924
WAL-MART - #3451	2740 GESSNER DR	HOUSTON	TEXAS	770803737
WAL-MART - #3452	4810 HIGHWAY 6 N	HOUSTON	TEXAS	77084
WAL-MART - #3454	1200 S COMMERCE WAY	PERRY	UTAH	843023117
WAL-MART - #3455	1400 HILLTOP MALL RD	RICHMOND	CALIFORNIA	94806
WAL-MART - #3457	3116 S GARNETT RD	TULSA	OKLAHOMA	741461933
WAL-MART - #3459	2225 W MARKET ST	BLOOMINGTON	ILLINOIS	617055014
WAL-MART - #3460	8915 N ALLEN RD	PEORIA	ILLINOIS	616151534
WAL-MART - #3461	2717 HIGHWAY 54	PEACHTREE CITY	GEORGIA	302691031
WAL-MART - #3462	3245 LAWRENCEVILLE SUWANEE RD	SUWANEE	GEORGIA	300246541
WAL-MART - #3463	1208 E BRANDON BLVD	BRANDON	FLORIDA	335115529
WAL-MART - #3464	3943 GRAND AVE	CHINO	CALIFORNIA	917105440
WAL-MART - #3465	5010 N 95TH AVE	GLENDALE	ARIZONA	853053042
WAL-MART - #3469	INDUSTRIAL COMPLEX	LINDEN	NEW JERSEY	070366422
WAL-MART - #3471	3105 COBB PKWY NW	KENNESAW	GEORGIA	301521013
WAL-MART - #3472	3050 E MULLAN AVE	POST FALLS	IDAHO	838548939
WAL-MART - #3473	4505 W CHARLESTON BLVD	LAS VEGAS	NEVADA	891021501
WAL-MART - #3474	6225 E STATE ROAD 64	BRADENTON	FLORIDA	342086244
WAL-MART - #3475	650 S TROOPER RD	NORRISTOWN	PENNSYLVANIA	194033416
WAL-MART - #3476	39500 FORD RD	CANTON	MICHIGAN	481874311
WAL-MART - #3477	7250 CARSON BLVD	LONG BEACH	CALIFORNIA	908082358
WAL-MART - #3478	700 KEEAUMOKU ST	HONOLULU	HAWAII	968143014
WAL-MART - #3479	1819 S 8TH ST	ROGERS	ARKANSAS	727565912
WAL-MART - #3480	775 REGIONAL PARK RD	LEBANON	VIRGINIA	242663706
WAL-MART - #3481	112 CARROLL ISLAND RD	BALTIMORE	MARYLAND	212202208
WAL-MART - #3482	425 COIT RD	PLANO	TEXAS	750755709
WAL-MART - #3483	933 GRAND CAILLOU RD	HOUMA	LOUISIANA	703635705
WAL-MART - #3484	2951 S BLUE ANGEL PKWY	PENSACOLA	FLORIDA	325066906
WAL-MART - #3485	2257 HIGHWAY 515	BLAIRSVILLE	GEORGIA	30512

Exhibit 1 – Location List

WAL-MART - #3486	929 E STATE ST	ATHENS	OHIO	457012117
WAL-MART - #3487	51450 SHELBY PKWY	SHELBY TOWNSHIP	MICHIGAN	483151786
WAL-MART - #3488	1901 MILWAUKEE AVE	BURLINGTON	WISCONSIN	531059799
WAL-MART - #3489	6420 PETRIE WAY RD	BALTIMORE	MARYLAND	212373034
WAL-MART - #3490	7081 ARUNDEL MILLS CIR	HANOVER	MARYLAND	210761387
WAL-MART - #3491	70 PLEASANT VALLEY ST	METHUEN	MASSACHUSETTS	018447210
WAL-MART - #3492	11411 E KELLOGG DR	WICHITA	KANSAS	672071961
WAL-MART - #3493	1021 ARNOLD DR	MARTINEZ	CALIFORNIA	945534103
WAL-MART - #3494	732 CENTER DR	SAN MARCOS	CALIFORNIA	920693535
WAL-MART - #3495	2315 MADISON ST	CLARKSVILLE	TENNESSEE	370435454
WAL-MART - #3496	5825 W HOPE AVE	MILWAUKEE	WISCONSIN	532161275
WAL-MART - #3497	428 WALTON DR	PLYMOUTH	WISCONSIN	530734995
WAL-MART - #3498	4405 PHEASANT RIDGE DR NE	BLAINE	MINNESOTA	554494531
WAL-MART - #3499	STATE HWY 26 & COUNTY RD K	JEFFERSON	WISCONSIN	53549
WAL-MART - #3500	5655 E SAM HOUSTON PKWY N	HOUSTON	TEXAS	770153250
WAL-MART - #3501	100 CROSSINGS BLVD	ELVERSON	PENNSYLVANIA	195209069
WAL-MART - #3502	3201 PRINCETON RD	HAMILTON	OHIO	450115332
WAL-MART - #3503	1585 LIBERTY DR	THOMASVILLE	NORTH CAROLINA	273606356
WAL-MART - #3505	130 COMMERCE ST	WISCONSIN DELLS	WISCONSIN	539658263
WAL-MART - #3506	13742 N ELDRIDGE PKWY	CYPRESS	TEXAS	774292786
WAL-MART - #3507	2701 PORT COVINGTON DR	BALTIMORE	MARYLAND	212305004
WAL-MART - #3508	1770 S ELM PL	BROKEN ARROW	OKLAHOMA	740126453
WAL-MART - #3509	11755 BEECHNUT ST	HOUSTON	TEXAS	770724107
WAL-MART - #3510	1710 BROADWAY ST	PEARLAND	TEXAS	775815604
WAL-MART - #3511	550 W HONEYSUCKLE AVE	HAYDEN	IDAHO	83835
WAL-MART - #3513	8101 OLD CARRIAGE CT	SHAKOPEE	MINNESOTA	553793155
WAL-MART - #3514	50 FOSTER BROOK BLVD	BRADFORD	PENNSYLVANIA	167013276
WAL-MART - #3515	540 HARRY SAUNER RD	HILLSBORO	OHIO	451338298
WAL-MART - #3516	1360 EASTLAKE PKWY	CHULA VISTA	CALIFORNIA	919154116
WAL-MART - #3518	2320 BOB BULLOCK LOOP	LAREDO	TEXAS	780439772
WAL-MART - #3520	400 PARK PL	SECAUCUS	NEW JERSEY	070943654
WAL-MART - #3522	3250 BIG DALTON AVE	BALDWIN PARK	CALIFORNIA	917065107
WAL-MART - #3523	26471 CARL BOYER DR	SANTA CLARITA	CALIFORNIA	913502996
WAL-MART - #3524	605 FLETCHER PKWY	EL CAJON	CALIFORNIA	920202522
WAL-MART - #3525	16502 MERIDIAN E	PUYALLUP	WASHINGTON	98375
WAL-MART - #3526	7305 BROAD ST	BROOKSVILLE	FLORIDA	346013158
WAL-MART - #3527	1675 NW SAINT LUCIE WEST BLVD	PORT SAINT LUCIE	FLORIDA	349862106
WAL-MART - #3528	1053 FRONTAGE DR E	WIGGINS	MISSISSIPPI	395778163
WAL-MART - #3529	10735 PENDLETON PIKE	INDIANAPOLIS	INDIANA	462362838
WAL-MART - #3530	850 W RUSK ST	ROCKWALL	TEXAS	750873421
WAL-MART - #3531	1401 GALAXY DR NE	LACEY	WASHINGTON	985164746
WAL-MART - #3533	7800 SMITH RD	DENVER	COLORADO	802071719
WAL-MART - #3534	295 TYLER RD S	RED WING	MINNESOTA	550661736
WAL-MART - #3535	35 FRESH RIVER RD	EPPING	NEW HAMPSHIRE	030422222
WAL-MART - #3537	7001 BRIDGEPORT WAY W	LAKEWOOD	WASHINGTON	984998099
WAL-MART - #3538	8500 N WICKHAM RD	VIERA	FLORIDA	329406600
WAL-MART - #3541	516 SCHOOL HOUSE RD	KENNETT SQUARE	PENNSYLVANIA	193481742
WAL-MART - #3542	11242 S GESSNER DR	HOUSTON	TEXAS	770711910

Exhibit 1 – Location List

WAL-MART - #3543	BERKSHIRE SHOPPING CENTER	DANBURY	CONNECTICUT	068106272
WAL-MART - #3544	900 BOSTON POST RD	GUILFORD	CONNECTICUT	064372750
WAL-MART - #3545	2300 DIXWELL AVE	HAMDEN	CONNECTICUT	065142158
WAL-MART - #3546	164 DANBURY RD	NEW MILFORD	CONNECTICUT	067764332
WAL-MART - #3547	680 CONNECTICUT AVE	NORWALK	CONNECTICUT	068541616
WAL-MART - #3548	910 WOLCOTT ST	WATERBURY	CONNECTICUT	067051317
WAL-MART - #3549	350 WINCHESTER ST	KEENE	NEW HAMPSHIRE	034313936
WAL-MART - #3560	375 WILLIAM S CANNING BLVD	FALL RIVER	MASSACHUSETTS	027212339
WAL-MART - #3561	137 TEATICKET HWY	TEATICKET	MASSACHUSETTS	025365659
WAL-MART - #3562	189 US HIGHWAY 46	SADDLE BROOK	NEW JERSEY	076636215
WAL-MART - #3563	3926 LINDEN ST	BETHLEHEM	PENNSYLVANIA	180204500
WAL-MART - #3564	2101 BLAIR MILL RD	WILLOW GROVE	PENNSYLVANIA	19090
WAL-MART - #3565	53 W GERMANTOWN PIKE	EAST NORRITON	PENNSYLVANIA	194011513
WAL-MART - #3566	9400 E HAMPDEN AVE	DENVER	COLORADO	802315414
WAL-MART - #3568	3180 S 5600 W	WEST VALLEY CITY	UTAH	841201300
WAL-MART - #3569	12900 NO I-35 SVC RD SB	AUSTIN	TEXAS	78753
WAL-MART - #3570	4471 WASHINGTON RD	EVANS	GEORGIA	308096351
WAL-MART - #3571	2900 TOWNE BLVD	MIDDLETOWN	OHIO	450446200
WAL-MART - #3572	10505 BROADWAY ST	PEARLAND	TEXAS	775848076
WAL-MART - #3573	9401 LIBERIA AVE	MANASSAS	VIRGINIA	201101718
WAL-MART - #3574	1520 E EXCHANGE PKWY	ALLEN	TEXAS	750024503
WAL-MART - #3578	7960 LONG POINT RD	HOUSTON	TEXAS	770553502
WAL-MART - #3579	2165 NORTHPARK DR	KINGWOOD	TEXAS	773391746
WAL-MART - #3580	1315 N 21ST ST	NEWARK	OHIO	430553090
WAL-MART - #3581	2850 MAYSVILLE PIKE	ZANESVILLE	OHIO	437018967
WAL-MART - #3582	1575 SPACE CENTER DR	COLORADO SPRINGS	COLORADO	809152441
WAL-MART - #3583	311 ROUTE 9W	GLENMONT	NEW YORK	120772909
WAL-MART - #3587	1400 LEAD HILL BLVD	ROSEVILLE	CALIFORNIA	956612949
WAL-MART - #3588	17041 JEFFERSON DAVIS HWY	DUMFRIES	VIRGINIA	220262129
WAL-MART - #3589	350 HOPE AVE	SALT LAKE CITY	UTAH	841155116
WAL-MART - #3590	3101 FLOYD BLVD	SIOUX CITY	IOWA	511081498
WAL-MART - #3591	18700 HIGHWAY 105 W	MONTGOMERY	TEXAS	773565625
WAL-MART - #3593	2401 GOODMAN RD W	HORN LAKE	MISSISSIPPI	386371308
WAL-MART - #3594	2610 W PIONEER PKWY	PANTEGO	TEXAS	760135904
WAL-MART - #3595	7701 S RAEFORD RD	FAYETTEVILLE	NORTH CAROLINA	283046130
WAL-MART - #3596	2250 MAIN ST NW	LOS LUNAS	NEW MEXICO	870314807
WAL-MART - #3597	2101 GATEWAY CENTER DR	BELVIDERE	ILLINOIS	610089310
WAL-MART - #3598	MORRIS COUNTY MALL	CEDAR KNOLLS	NEW JERSEY	079272105
WAL-MART - #3599	6520 MEMPHIS ARLINGTON RD	BARTLETT	TENNESSEE	381352402
WAL-MART - #3601	4700 135TH ST	CRESTWOOD	ILLINOIS	604451405
WAL-MART - #3602	1100 LEJUNE DR	SPRINGFIELD	ILLINOIS	627034537
WAL-MART - #3604	14200 W INDIAN SPRINGS RD	GOODYEAR	ARIZONA	853389764
WAL-MART - #3607	13858 STATE ROUTE 31	ALBION	NEW YORK	144119362
WAL-MART - #3608	6067 N RIDGE RD	MADISON	OHIO	440572441
WAL-MART - #3609	2940 ANVIL BLOCK RD	ELLENWOOD	GEORGIA	302942403
WAL-MART - #3610	7100 RAGGARD RD	LOUISVILLE	KENTUCKY	402161287
WAL-MART - #3611	6520 ERNEST W BARRETT PKWY SW	MARIETTA	GEORGIA	300644571
WAL-MART - #3612	530 S GRAHAM HOPEDALE RD	BURLINGTON	NORTH CAROLINA	272174322

Exhibit 1 – Location List

WAL-MART - #3615	2217 NW 23RD ST	OKLAHOMA CITY	OKLAHOMA	731072403
WAL-MART - #3616	1200 W OAK ST	AMITE	LOUISIANA	704222762
WAL-MART - #3617	600 S ALAFAVA TRL	ORLANDO	FLORIDA	328260000
WAL-MART - #3620	13502 HAMILTON VIEW RD	RIVERTON	UTAH	840656059
WAL-MART - #3621	1871 CHAMBLEE TUCKER RD	CHAMBLEE	GEORGIA	30341
WAL-MART - #3623	4401 S ZAPATA HWY	LAREDO	TEXAS	780468677
WAL-MART - #3624	9320 CEDAR ST	MONTICELLO	MINNESOTA	553624522
WAL-MART - #3625	3001 N STATE ROAD 7	LAUDERDALE LAKES	FLORIDA	333131913
WAL-MART - #3626	1330 W CLEMMONSVILLE RD	WINSTON SALEM	NORTH CAROLINA	271276856
WAL-MART - #3627	3875 MUNDY MILL RD	OAKWOOD	GEORGIA	305663415
WAL-MART - #3630	5491 BUSINESS HIGHWAY 51	MARION	IOWA	523020000
WAL-MART - #3631	1187 AT MAIN AND RENDON-CROWLE	CROWLEY	TEXAS	76036
WAL-MART - #3632	655 W SANILAC RD	SANDUSKY	MICHIGAN	484719704
WAL-MART - #3633	12751 WASHINGTON TOWNSHIP BLVD	WAYNESBORO	PENNSYLVANIA	172688502
WAL-MART - #3634	RT 309 N	TAMAQUA	PENNSYLVANIA	182524405
WAL-MART - #3640	1118 SILBER RD	HOUSTON	TEXAS	770557126
WAL-MART - #3641	200 TUTTLE RD	SPRINGFIELD	OHIO	455035236
WAL-MART - #3643	1010 N 8TH ST	MEDFORD	WISCONSIN	544511278
WAL-MART - #3644	201 HILLCREST PKWY	CHESAPEAKE	VIRGINIA	233222485
WAL-MART - #3645	200 W INTERSTATE 20	MIDLAND	TEXAS	797012030
WAL-MART - #3648	1400 SKYLINE BLVD	BISMARCK	NORTH DAKOTA	58503
WAL-MART - #3652	755 RIVERPOINT CT	W SACRAMENTO	CALIFORNIA	956051654
WAL-MART - #3655	10440 W CHEYENNE AVE	LAS VEGAS	NEVADA	891298712
WAL-MART - #3656	1143 SMILEY AVE	CINCINNATI	OHIO	452401832
WAL-MART - #3658	2107 PYRAMID VILLAGE BLVD	GREENSBORO	NORTH CAROLINA	274055100
WAL-MART - #3659	601 SIGNAL MOUNTAIN RD	CHATTANOOGA	TENNESSEE	374051921
WAL-MART - #3660	3550 CUMMINGS HWY	CHATTANOOGA	TENNESSEE	374192311
WAL-MART - #3661	1551 N ZARAGOZA RD	EL PASO	TEXAS	799367906
AMIGO - #3668	URB. ALTURAS DE TORRIMAR	GUAYNABO	PUERTO RICO	00657
AMIGO - #3690	CARR#20 KM 3.4 PLAZA GUAYNABO	GUAYNABO	PUERTO RICO	00971
AMIGO - #3691	STE 9 - LA FUENTE SC CARR ESTATAL 54 KM.	GUAYAMA	PUERTO RICO	00784
WAL-MART - #3700	2101 YOUNTS RD	INDIAN TRAIL	NORTH CAROLINA	280798505
WAL-MART - #3701	308 NC HIGHWAY 55 W	MOUNT OLIVE	NORTH CAROLINA	283658526
WAL-MART - #3702	13227 CITY SQUARE DR	JACKSONVILLE	FLORIDA	322187218
WAL-MART - #3703	3520 WILLIAMS BLVD	KENNER	LOUISIANA	700653415
WAL-MART - #3705	17100 STATE ROUTE 507 SE	YELM	WASHINGTON	985977605
WAL-MART - #3709	2427 GRESHAM RD SE	ATLANTA	GEORGIA	303163709
WAL-MART - #3710	3580 MEMORIAL DR	DECATUR	GEORGIA	30032
WAL-MART - #3712	7010 AUBURN BLVD	CITRUS HEIGHTS	CALIFORNIA	956214342
WAL-MART - #3717	4040 NOLENSVILLE PIKE	NASHVILLE	TENNESSEE	372114516
WAL-MART - #3720	3601 WASHINGTON BLVD	ARBUTUS	MARYLAND	212271627
WAL-MART - #3722	250 TALLMADGE RD	KENT	OHIO	442407204
WAL-MART - #3725	8500 W GOLF RD	NILES	ILLINOIS	607141154
WAL-MART - #3726	6170 S SAGINAW RD	GRAND BLANC	MICHIGAN	484397026
WAL-MART - #3728	3950 W LAKE MEAD BLVD	NORTH LAS VEGAS	NEVADA	890324895
WAL-MART - #3729	5065 PYRAMID WAY	SPARKS	NEVADA	894367703

Exhibit 1 – Location List

WAL-MART - #3731	460 NM HWY #528	BERNALILLO	NEW MEXICO	87004
WAL-MART - #3732	901 UNSER BLVD SE	RIO RANCHO	NEW MEXICO	871246365
WAL-MART - #3733	1151 STONECREST BLVD	FORT MILL	SOUTH CAROLINA	297086552
WAL-MART - #3734	1207 PRINCETON ST	VERMILLION	SOUTH DAKOTA	570691148
WAL-MART - #3738	4015 FREEPORT RD	NATRONA HEIGHTS	PENNSYLVANIA	150651912
WAL-MART - #3739	5875 E FRANKLIN RD	NAMPA	IDAHO	836875020
WAL-MART - #3742	14860 DIKE ACCESS RD	WOODLAND	WASHINGTON	98674
WAL-MART - #3747	1501 E 29TH ST	MUNCIE	INDIANA	473025890
WAL-MART - #3748	3826 COBB PKWY NW	ACWORTH	GEORGIA	301014022
WAL-MART - #3749	2801 CUNNINGHAM RD	CINCINNATI	OHIO	45241
WAL-MART - #3750	502 BOOTH RD	WARNER ROBINS	GEORGIA	310883422
WAL-MART - #3751	1781 W HUNT HWY	QUEEN CREEK	ARIZONA	852435203
WAL-MART - #3754	108 APPLE BLOSSOM DR	CHELAN	WASHINGTON	988168679
WAL-MART - #3757	SWC 172ND ST NE AND 43RD AVE	ARLINGTON	WASHINGTON	98223
WAL-MART - #3758	1930 SAHLSTROM DR	CROOKSTON	MINNESOTA	567162819
WAL-MART - #3760	1720 WESTBRIDGE RD	NEW ULM	MINNESOTA	56073
WAL-MART - #3761	1755 HIGHWAY 59 S	THIEF RIVER FALLS	MINNESOTA	567014317
WAL-MART - #3762	6365 STAGECOACH DR	WEST DES MOINES	IOWA	502668083
WAL-MART - #3763	12230 MONTANA AVE	EL PASO	TEXAS	79936
WAL-MART - #3764	105 CENTENNIAL BLVD	LINDALE	TEXAS	757718800
WAL-MART - #3765	1300 E ASH ST	PIQUA	OHIO	453564100
WAL-MART - #3768	125 CLARION RD	ALTAVISTA	VIRGINIA	245171164
WAL-MART - #3770	19265 JEB STUART HWY	STUART	VIRGINIA	241714458
WAL-MART - #3771	6150 S 35TH AVE	PHOENIX	ARIZONA	850415004
WAL-MART - #3772	468 TRADE CENTER LN	JONESVILLE	VIRGINIA	242633160
WAL-MART - #3773	9500 CLIFFORD ST	FORT WORTH	TEXAS	761084403
WAL-MART - #3774	RTE 38	WILLIAMSVILLE	NEW JERSEY	08094
WAL-MART - #3775	1801 HOWELL MILL RD NW	ATLANTA	GEORGIA	30318
WAL-MART - #3777	12220 FM 423	FRISCO	TEXAS	750345222
WAL-MART - #3778	4255 CY AVE	CASPER	WYOMING	826044247
WAL-MART - #3780	3030 FALLSTON RD	FALLSTON	MARYLAND	210471235
WAL-MART - #3781	4545 LAFAYETTE RD	INDIANAPOLIS	INDIANA	462542033
WAL-MART - #3782	5991 S GOLDENROD RD	ORLANDO	FLORIDA	328228775
WAL-MART - #3783	3465 YORK COMMONS BLVD	DAYTON	OHIO	454142675
WAL-MART - #3784	1275 E 2ND ST	FRANKLIN	OHIO	450051937
WAL-MART - #3785	501 N NAVY BLVD	PENSACOLA	FLORIDA	325072011
WAL-MART - #3786	3250 SARDIS CHURCH RD	BUFORD	GEORGIA	305196016
WAL-MART - #3788	6310 W CHARLESTON BLVD	LAS VEGAS	NEVADA	891461128
WAL-MART - #3789	1945 WALL AVE	OGDEN	UTAH	844010313
WAL-MART - #3790	16241 S FARRELL RD	LOCKPORT	ILLINOIS	604418101
WAL-MART - #3791	101 S TOLBERT DR	THREE RIVERS	MICHIGAN	490938276
WAL-MART - #3792	2687 N MEMORIAL DR	LANCASTER	OHIO	431301670
WAL-MART - #3794	34520 16TH AVE S	FEDERAL WAY	WASHINGTON	980036802
WAL-MART - #3795	2100 88TH ST	NORTH BERGEN	NEW JERSEY	070474721
WAL-MART - #3799	240 W BASELINE RD	MESA	ARIZONA	852106107
WAL-MART - #3802	705 MIDDLETOWN WARWICK RD	MIDDLETOWN	DELAWARE	197099095
WAL-MART - #3803	515 SAW MILL RD	WEST HAVEN	CONNECTICUT	065164045
WAL-MART - #3805	19600 E HIGHWAY 24	WOODLAND PARK	COLORADO	80866
WAL-MART - #3806	1250 GOEMANN RD	FAIRMONT	MINNESOTA	560314659

Exhibit 1 – Location List

WAL-MART - #3807	201 S PRICKLY PEAR AVE	BENSON	ARIZONA	856026446
WAL-MART - #3809	1855 E WYANDOT AVE	UPPER SANDUSKY	OHIO	433519639
WAL-MART - #3810	620 GRAVEL PIKE	EAST GREENVILLE	PENNSYLVANIA	180412130
WAL-MART - #3811	61 PLAZA DR	KIMBALL	WEST VIRGINIA	24853
WAL-MART - #3812	2700 BETHEL RD	COLUMBUS	OHIO	432202217
WAL-MART - #3814	6525 GLACIER HWY	JUNEAU	ALASKA	998017905
WAL-MART - #3817	433 AVALON PARK SOUTH BLVD	ORLANDO	FLORIDA	328286996
WAL-MART - #3823	3400 N 85TH ST	LINCOLN	NEBRASKA	685079435
WAL-MART - #3824	7155 SHERIDAN BLVD	WESTMINSTER	COLORADO	800033803
WAL-MART - #3825	566 US HIGHWAY 70 W	HAVELOCK	NORTH CAROLINA	285329569
WAL-MART - #3826	1911 MARSHA SHARP FWY	LUBBOCK	TEXAS	794154036
WAL-MART - #3827	5660 W GRAND PKWY S	RICHMOND	TEXAS	774065880
WAL-MART - #3828	4006 ESTES PKWY	LONGVIEW	TEXAS	756031712
WAL-MART - #3829	2915 W MARKET ST	JOHNSON CITY	TENNESSEE	376049086
WAL-MART - #3831	1098 FREDERICK BLVD	PORTSMOUTH	VIRGINIA	237074119
WAL-MART - #3833	1606 S SIGNAL BUTTE	MESA	ARIZONA	85206
WAL-MART - #3835	5588 LITTLE DEBBIE PKWY	COLLEGE DALE	TENNESSEE	373634356
WAL-MART - #3837	4781 W ROCKTON RD	ROCKTON	ILLINOIS	610729605
WAL-MART - #3838	2010 VILLAGE CENTER DR	TARENTUM	PENNSYLVANIA	150843844
WAL-MART - #3840	1161 TRENTON AVE	FINDLAY	OHIO	458401919
WAL-MART - #3841	3101 POPLAR LEVEL RD	LOUISVILLE	KENTUCKY	402131028
WAL-MART - #3842	425 STATE ROUTE 31	MACEDON	NEW YORK	145029108
WAL-MART - #3844	5137 W OLIVE AVE	GLENDALE	ARIZONA	85302
WAL-MART - #3845	6645 W PEORIA	GLENDALE	ARIZONA	85301
WAL-MART - #3846	2725 E MCKELLIPS RD	MESA	ARIZONA	852133016
WAL-MART - #3847	1110 W PIONEER BLVD	MESQUITE	NEVADA	890278864
WAL-MART - #3848	2228 W 1700 S	SYRACUSE	UTAH	840757126
WAL-MART - #3850	5900 LITTLEROCK RD SW	TUMWATER	WASHINGTON	98512
WAL-MART - #3851	2347 E 350 S	LAFAYETTE	INDIANA	479099183
WAL-MART - #3852	110 ROCKY BOTTOM DR	UNICOI	TENNESSEE	376924030
WAL-MART - #3853	2791 DAKOTA AVE S	HURON	SOUTH DAKOTA	573504411
WAL-MART - #3857	2101 ROYAL AVE	MONONA	WISCONSIN	537134812
WAL-MART - #3860	200 GOLDIE RD	YOUNGSTOWN	OHIO	445051948
WAL-MART - #3861	5290 S POWER RD	GILBERT	ARIZONA	852958478
WAL-MART - #3862	1905 N NOVA RD	HOLLY HILL	FLORIDA	321171421
WAL-MART - #3864	561 YOPP RD	JACKSONVILLE	NORTH CAROLINA	285403591
WAL-MART - #3867	200 W 136ST AVE	WESTMINSTER	COLORADO	80020
WAL-MART - #3868	1125 SHREVEPORT BARKSDALE HWY	SHREVEPORT	LOUISIANA	711052404
WAL-MART - #3869	1504 N PARHAM RD	RICHMOND	VIRGINIA	232294621
WAL-MART - #3870	5401 PARK SPRINGS BLVD	ARLINGTON	TEXAS	760173418
WAL-MART - #3872	100 STUMER RD	RAPID CITY	SOUTH DAKOTA	577015130
WAL-MART - #3874	156 POWER CENTER DR	DAWSONVILLE	GEORGIA	305349416
WAL-MART - #3875	1625 COMMERCE DR	WAHPETON	NORTH DAKOTA	580753168
WAL-MART - #3876	3267 HENRY ST	MUSKEGON	MICHIGAN	494414019
WAL-MART - #3877	1800 NE 12TH AVE	GAINESVILLE	FLORIDA	326414610
WAL-MART - #3883	91-600 FARRINGTON HWY	KAPOLEI	HAWAII	96707
WAL-MART - #3886	4101 S MCCOLL RD	EDINBURG	TEXAS	785398387
WAL-MART - #3887	1041 US HIGHWAY 27 N	AVON PARK	FLORIDA	338252504

Exhibit 1 – Location List

WAL-MART - #3888	11210 POTRANCO RD	SAN ANTONIO	TEXAS	782535844
WAL-MART - #3889	3151 APEX PEAKWAY	APEX	NORTH CAROLINA	275025106
WAL-MART - #3891	3900 FOUNTAIN SQUARE PL	WAUKEGAN	ILLINOIS	60085
WAL-MART - #3893	4000 IL RT 173	ZION	ILLINOIS	60099
WAL-MART - #3894	2350 GREY LAG WAY	LEXINGTON	KENTUCKY	405092477
WAL-MART - #3896	21655 N LAKE PLEASANT PKWY	PEORIA	ARIZONA	853827436
WAL-MART - #3897	1551 WASHINGTON ST S	TWIN FALLS	IDAHO	833018014
WAL-MART - #4200	6475 GATEWAY RD	COLUMBUS	GEORGIA	319095636
WAL-MART - #4201	66 STATE ROAD 344	EDGEWOOD	NEW MEXICO	870156849
WAL-MART - #4209	2101 S 11TH ST	NEBRASKA CITY	NEBRASKA	684103481
WAL-MART - #4211	5559 CLARCONA OCOEE RD	ORLANDO	FLORIDA	328104057
WAL-MART - #4215	8801 STATE HIGHWAY 34 S	QUINLAN	TEXAS	754749434
WAL-MART - #4216	2025 MERCHANT MILE	COLUMBUS	INDIANA	472011572
WAL-MART - #4218	15431 W GREENWAY RD	SURPRISE	ARIZONA	853744364
WAL-MART - #4219	690 OLD SAN ANTONIO RD	BUDA	TEXAS	786108904
WAL-MART - #4221	220 N ADAIR ST	CORNELIUS	OREGON	971138403
WAL-MART - #4223	2410 US HIGHWAY 411 S	MARYVILLE	TENNESSEE	378018629
WAL-MART - #4224	201 ZELKOVA CT NW	CONOVER	NORTH CAROLINA	286139377
WAL-MART - #4226	16773 RANKIN AVE	DUNLAP	TENNESSEE	373277021
WAL-MART - #4230	10105 LIMA RD	FORT WAYNE	INDIANA	468188904
WAL-MART - #4231	7502 SOUTHTOWN XING	FORT WAYNE	INDIANA	468162515
WAL-MART - #4232	4747 E CACTUS RD	PHOENIX	ARIZONA	850327725
WAL-MART - #4233	6550 W HAPPY VALLEY RD	PHOENIX	ARIZONA	85085
WAL-MART - #4235	2399 S STATE ROAD 342	TERRE HAUTE	INDIANA	478039764
WAL-MART - #4237	10048 CHARLOTTE HWY	FORT MILL	SOUTH CAROLINA	297077135
WAL-MART - #4238	2761 JENSEN AVE	SANGER	CALIFORNIA	936579797
WAL-MART - #4239	250 VIS KNL PKWY	RENO	NEVADA	89506
WAL-MART - #4240	3060 JUSTIN RD	LEWISVILLE	TEXAS	750777047
WAL-MART - #4241	4545 W 6TH AVE	STILLWATER	OKLAHOMA	740741523
WAL-MART - #4243	11493 N LINDEN RD	CLIO	MICHIGAN	484208586
WAL-MART - #4244	1303 CHARLES ST	PARK RAPIDS	MINNESOTA	564701241
WAL-MART - #4246	100 JUNIPER AVE	WADENA	MINNESOTA	564821041
WAL-MART - #4247	3510 HIGHWAY 2 W	HAVRE	MONTANA	59501
WAL-MART - #4249	583 COMMERCE DR	SMELTERVILLE	IDAHO	83868
WAL-MART - #4250	1001 SHILOH GLENN	MORRISVILLE	NORTH CAROLINA	275605416
WAL-MART - #4252	2601 E HUNTINGTON DR	FLAGSTAFF	ARIZONA	86004
WAL-MART - #4253	205 12TH ST S	SAUK CENTRE	MINNESOTA	563781614
WAL-MART - #4255	1000 CHESTNUT COMMONS DR	ELYRIA	OHIO	440359602
WAL-MART - #4256	534 S DUFF AVE	AMES	IOWA	50010
WAL-MART - #4257	1000 18TH AVE NW	AUSTIN	MINNESOTA	559121853
WAL-MART - #4258	11 VILLAGE PKWY	FREDERICKSBURG	VIRGINIA	224068207
WAL-MART - #4259	RT 2 BOX 149	SHELBYVILLE	ILLINOIS	62565
WAL-MART - #4260	1850 SW GATLIN BLVD	PORT SAINT LUCIE	FLORIDA	349532703
WAL-MART - #4262	4085 WEDGEWOOD LN	THE VILLAGES	FLORIDA	321629329
WAL-MART - #4264	7951 N ORACLE RD	ORO VALLEY	ARIZONA	857046346
WAL-MART - #4272	1150 E 100 S	LOGAN	UTAH	843214968
WAL-MART - #4273	1114 NEW POINTE BLVD	LELAND	NORTH CAROLINA	28451

Exhibit 1 – Location List

WAL-MART - #4274	7131 HIGHWAY 73	DENVER	NORTH CAROLINA	280379186
WAL-MART - #4276	1325 N MAIN ST	TAYLOR	PENNSYLVANIA	185171105
WAL-MART - #4277	167 PROGRESS WAY	HURRICANE	WEST VIRGINIA	255267450
WAL-MART - #4278	1001 WARRIOR WAY	QUINCY	WEST VIRGINIA	25015
WAL-MART - #4279	400 N HIGHWAY 67	MIDLOTHIAN	TEXAS	760658000
WAL-MART - #4281	800 W 10TH ST S	LADYSMITH	WISCONSIN	548486301
WAL-MART - #4283	2801 AIRPORT THRUWAY	COLUMBUS	GEORGIA	319095371
WAL-MART - #4284	440 WADSWORTH BLVD	LAKEWOOD	COLORADO	802261510
WAL-MART - #4285	3400 STEELYARD DR	CLEVELAND	OHIO	441092386
WAL-MART - #4286	2000 ORCHARD RD	MONTGOMERY	ILLINOIS	605381028
WAL-MART - #4288	4651 W 121ST AVE	BROOMFIELD	COLORADO	800205662
WAL-MART - #4293	2435 E BASELINE RD	PHOENIX	ARIZONA	850427004
WAL-MART - #4295	6225 COLISEUM BLVD	ALEXANDRIA	LOUISIANA	713033721
WAL-MART - #4298	9235 N SAM HOUSTON PKWY E	HUMBLE	TEXAS	773963160
WAL-MART - #4299	6315 82ND ST	LUBBOCK	TEXAS	79424
WAL-MART - #4309	8961 GREENBACK LN	ORANGEVALE	CALIFORNIA	956624601
WAL-MART - #4318	145 KELLEY BLVD	MILLBROOK	ALABAMA	360542200
WAL-MART - #4321	5475 N MERIDIAN AVE	WICHITA	KANSAS	672041620
WAL-MART - #4322	1800 E 29TH ST	CRETE	NEBRASKA	683333074
WAL-MART - #4323	505 RIVERSTONE PKWY	KANKAKEE	ILLINOIS	609017207
WAL-MART - #4325	8151 E 32ND ST	YUMA	ARIZONA	853658401
WAL-MART - #4330	16077 HIGHWAY 280	CHELSEA	ALABAMA	350438410
WAL-MART - #4332	8990 TURKEY LAKE RD	ORLANDO	FLORIDA	328197320
WAL-MART - #4333	10040 COUNTY ROAD 48	FAIRHOPE	ALABAMA	365324520
WAL-MART - #4334	25 NORTHRIDGE COMMONS PKWY	WEAVERVILLE	NORTH CAROLINA	287877533
WAL-MART - #4335	11550 MERIDIAN MARKET VW	PEYTON	COLORADO	808318233
WAL-MART - #4336	12900 W THUNDERBIRD RD	EL MIRAGE	ARIZONA	853355945
WAL-MART - #4337	1613 S MAIN ST	SAN LUIS	ARIZONA	85349
WAL-MART - #4339	5940 LOSEE RD	NORTH LAS VEGAS	NEVADA	890816591
WAL-MART - #4340	13401 MAIN STREET	HESPERIA	CALIFORNIA	92340
WAL-MART - #4341	2001 H. R. ASHBAUGH DR	TRUTH OR CONSEQUENCES	NEW MEXICO	87901
WAL-MART - #4342	22209 ROCKSIDE RD	BEDFORD	OHIO	441461554
WAL-MART - #4348	200 COMMERCE DR	DUNCANSVILLE	PENNSYLVANIA	166354845
WAL-MART - #4350	200 OLD FAIRGROUNDS WAY	KILMARNOCK	VIRGINIA	224823871
WAL-MART - #4352	3737 55TH AVE S	FARGO	NORTH DAKOTA	58104
WAL-MART - #4354	5010 AIRPORT PULLING RD N	NAPLES	FLORIDA	341052407
WAL-MART - #4356	7200 ARROYO CROSS PKWY	LAS VEGAS	NEVADA	89113
WAL-MART - #4358	1606 S 72ND ST	OMAHA	NEBRASKA	68124
WAL-MART - #4366	951 N RESLER DR	EL PASO	TEXAS	799121452
WAL-MART - #4369	1010 MARTIN LUTHER KING PKWY	DURHAM	NORTH CAROLINA	27713
WAL-MART - #4370	1550 NEWLANDS DR E	FERNLEY	NEVADA	894088910
WAL-MART - #4372	RT 7 W	KINGWOOD	WEST VIRGINIA	26537
WAL-MART - #4374	2301 E FRONTAGE RD	LITCHFIELD	MINNESOTA	55355
WAL-MART - #4377	2000 W VICTORY WAY	CRAIG	COLORADO	816253440
WAL-MART - #4378	26036 LANKFORD HWY	ONLEY	VIRGINIA	234183005
WAL-MART - #4379	1326 BUSH RIVER RD	COLUMBIA	SOUTH CAROLINA	292106804
WAL-MART - #4380	10635 W ATLANTIC BLVD	CORAL SPRINGS	FLORIDA	330715669

Exhibit 1 – Location List

WAL-MART - #4381	1105 BRANSON HILLS PKWY	BRANSON	MISSOURI	656169942
WAL-MART - #4383	5851 MERCURY DR	DEARBORN	MICHIGAN	48126
WAL-MART - #4384	3000 PROPRIETORS PL	MOUNT PLEASANT	SOUTH CAROLINA	294668361
WAL-MART - #4387	25 TOBIAS BOLAND WAY	WORCESTER	MASSACHUSETTS	016072103
WAL-MART - #4389	4901DARTMOUTH	WOODSVILLE	NEW HAMPSHIRE	03785
WAL-MART - #4394	1221 S HAYFORD RD	SPOKANE	WASHINGTON	992247023
WAL-MART - #4395	6405 W POINTE PKWY	POST FALLS	IDAHO	83854
WAL-MART - #4399	30830 OLD US 20	ELKHART	INDIANA	465149481
WAL-MART - #4403	24 QUAKER RIDGE BLVD	QUEENSBURY	NEW YORK	12804
WAL-MART - #4404	50 NEWBERRY COMMONS	ETTERS	PENNSYLVANIA	173199358
WAL-MART - #4405	2900 KIRK RD	AURORA	ILLINOIS	60502
WAL-MART - #4407	10710 CHANTILLY PKWY	MONTGOMERY	ALABAMA	361177587
WAL-MART - #4409	1801 NATHAN DEAN BYP	ROCKMART	GEORGIA	301532019
WAL-MART - #4410	4780 HICKORY BLVD	GRANITE FALLS	NORTH CAROLINA	28630
WAL-MART - #4412	101 BERNHARDT RD	LAUREL	MONTANA	590448702
WAL-MART - #4413	4230 SARON DR	LEXINGTON	KENTUCKY	405156300
WAL-MART - #4414	515 W BROAD ST	SMITHVILLE	TENNESSEE	371661111
WAL-MART - #4415	8115 N LOOP DR	EL PASO	TEXAS	799074112
WAL-MART - #4416	13003 STATE HIGHWAY 249	HOUSTON	TEXAS	770863122
WAL-MART - #4417	8191 UPLAND WAY	CAMBY	INDIANA	46113
WAL-MART - #4420	115 E CHURCH ST	LEESVILLE	SOUTH CAROLINA	290707595
WAL-MART - #4423	5680 HAMMONSD MILL RD	MARTINSBURG	WEST VIRGINIA	25404
WAL-MART - #4425	7818 W COLONIAL DR	ORLANDO	FLORIDA	328186674
WAL-MART - #4427	3221 N MONROE ST	TALLAHASSEE	FLORIDA	323032821
WAL-MART - #4428	1636 HENDERSONVILLE RD	ASHEVILLE	NORTH CAROLINA	28803
WAL-MART - #4430	41650 W MARICOPA CASA GRANDE HWY	MARICOPA	ARIZONA	85238
WAL-MART - #4435	3458 DICKERSON PIKE	NASHVILLE	TENNESSEE	372072511
WAL-MART - #4436	5455 ATLANTA HWY	ALPHARETTA	GEORGIA	300042928
WAL-MART - #4438	136 W STATE ROAD 73	SARATOGA SPRINGS	UTAH	840452973
WAL-MART - #4440	1180 DUTCH FORK RD	IRMO	SOUTH CAROLINA	290638823
WAL-MART - #4444	10251 SHOPS LN	JACKSONVILLE	FLORIDA	32258
WAL-MART - #4446	4225 45TH ST	WEST PALM BEACH	FLORIDA	33407
WAL-MART - #4450	12981 SHELBYVILLE RD	MIDDLETOWN	KENTUCKY	402431538
WAL-MART - #4451	21055 S RITTENHOUSE RD	QUEEN CREEK	ARIZONA	852424477
WAL-MART - #4456	1 COOPERTOWNE BLVD	SOMERDALE	NEW JERSEY	080831433
WAL-MART - #4457	336 HIGHWAY 9 W	BENNETTSVILLE	SOUTH CAROLINA	295122165
WAL-MART - #4458	7016 GB ALFORD HWY	HOLLY SPRINGS	NORTH CAROLINA	275407299
WAL-MART - #4459	1205 EASTERN AVE	NASHVILLE	NORTH CAROLINA	278561814
WAL-MART - #4460	12001 MAUMELLE BLVD	NORTH LITTLE ROCK	ARKANSAS	721137274
WAL-MART - #4461	275 WALTON DR	LOUISA	KENTUCKY	412309322
WAL-MART - #4473	2175 W RUTHRAUFF RD	TUCSON	ARIZONA	857051241
WAL-MART - #4474	10096 KENAI SPUR HWY	KENAI	ALASKA	996117807
WAL-MART - #4475	395 N K 7 HWY	OLATHE	KANSAS	66061
WAL-MART - #4476	14501 HANCOCK RIDGE CT	CHESTERFIELD	VIRGINIA	238322605
WAL-MART - #4477	2710 N MAIN ST	HIGH POINT	NORTH CAROLINA	272652825
WAL-MART - #4479	10392 FREMONT PIKE	PERRYSBURG	OHIO	435513335

Exhibit 1 – Location List

WAL-MART - #4482	300 PLEASANT GROVE RD	MOUNT JULIET	TENNESSEE	371223792
WAL-MART - #4483	222 WILKINSON LN	WHITE HOUSE	TENNESSEE	371889111
WAL-MART - #4484	8031 OLD WAKE FOREST RD	RALEIGH	NORTH CAROLINA	27616
WAL-MART - #4487	3581 RICHLAND AVE SW	AIKEN	SOUTH CAROLINA	29803
WAL-MART - #4488	150 BEACH RD	MARINA	CALIFORNIA	939332513
WAL-MART - #4497	1007 RED FARMER DR	HUEYTOWN	ALABAMA	350231885
WAL-MART - #4498	4650 N UNIVERSITY DR	CORAL SPRINGS	FLORIDA	330674626
WAL-MART - #4499	841 E GANNON AVE	ZEBULON	NORTH CAROLINA	275979350
WAL-MART - #4504	312 PALISADES BLVD	BIRMINGHAM	ALABAMA	352095148
WAL-MART - #4506	321 KILLIAN RD	COLUMBIA	SOUTH CAROLINA	292039607
WAL-MART - #4508	1705 EXPRESSWAY 83	PENITAS	TEXAS	78576
WAL-MART - #4509	8840 BENBROOK BLVD	BENBROOK	TEXAS	761263440
WAL-MART - #4511	1601 18TH ST	SILVIS	ILLINOIS	612821707
WAL-MART - #4514	201 MARANTO MANOR DR	WINCHESTER	VIRGINIA	22602
WAL-MART - #4520	4021 LAGNIAPPE WAY	TALLAHASSEE	FLORIDA	323171201
WAL-MART - #4521	1780 S LAKE SR	LEXINGTON	SOUTH CAROLINA	29073
WAL-MART - #4523	201 BLANKENBAKER PKWY	LOUISVILLE	KENTUCKY	402431877
WAL-MART - #4524	5360 DIXIE HWY	LOUISVILLE	KENTUCKY	402161564
WAL-MART - #4526	4412 NORTH FWY	HOUSTON	TEXAS	770223606
WAL-MART - #4529	501 E LINCOLN HWY	NEW LENOX	ILLINOIS	60451
WAL-MART - #4531	420 N WEBER RD	ROMEOVILLE	ILLINOIS	604464945
WAL-MART - #4533	105 CHICKASAW RIDGE DR	OAKLAND	TENNESSEE	380606206
WAL-MART - #4538	6060 N FRY RD	KATY	TEXAS	774491800
WAL-MART - #4540	970 GEHRINGER DR	FOWLERVILLE	MICHIGAN	488368622
WAL-MART - #4543	100 RIVERSIDE DR	PARKER	ARIZONA	85344
WAL-MART - #4553	11601 E US HIGHWAY 40	KANSAS CITY	MISSOURI	641331908
WAL-MART - #4554	2525 W ANDERSON LN	AUSTIN	TEXAS	78757
WAL-MART - #4556	14030 ABERCORN ST	SAVANNAH	GEORGIA	314191935
WAL-MART - #4557	3075 E TROPICANA AVE	LAS VEGAS	NEVADA	891217311
WAL-MART - #4558	4200 SALEM RD	COVINGTON	GEORGIA	300164533
WAL-MART - #4560	6901 OKEECHOBEE BLVD	WEST PALM BEACH	FLORIDA	33411
WAL-MART - #4564	2908 US HIGHWAY 70 W	GOLDSBORO	NORTH CAROLINA	275309560
WAL-MART - #4567	7101 E 128TH AVE	THORNTON	COLORADO	806029107
WAL-MART - #4568	1882 HOLLOSTONE DR	BLAIR	NEBRASKA	680082251
WAL-MART - #4569	912 11TH ST E	BOTTINEAU	NORTH DAKOTA	583181854
WAL-MART - #4574	5825 THUNDER RD NW	CONCORD	NORTH CAROLINA	28027
WAL-MART - #4580	1300 MONTGOMERY HWY	VESTAVIA HILLS	ALABAMA	352162702
WAL-MART - #4581	2500 DAWES RD	MOBILE	ALABAMA	366959050
WAL-MART - #4583	3925 PELHAM RD	GREENVILLE	SOUTH CAROLINA	296155004
WAL-MART - #4584	10400 HIGHLAND RD	HARTLAND	MICHIGAN	483532621
WAL-MART - #4588	3101 W PRINCETON ST	ORLANDO	FLORIDA	32804
WAL-MART - #4593	4875 OLD YORK RD	ROCK HILL	SOUTH CAROLINA	297328127
WAL-MART - #4594	2505 LINCOLNTON HWY	CHERRYVILLE	NORTH CAROLINA	280218346
WAL-MART - #4595	1885 N PINE ISLAND RD	PLANTATION	FLORIDA	333225208
WAL-MART - #4597	866 NIAGARA FALLS BLVD	NORTH TONAWANDA	NEW YORK	141202006
WAL-MART - #4599	4500 WEITZEL ST	TIMNATH	COLORADO	80547
WAL-MART - #4600	11350 WICKERSHAM BLVD	GRETNA	NEBRASKA	68028

Exhibit 1 – Location List

WAL-MART - #4603	5500 E 22ND ST	TUCSON	ARIZONA	857115523
WAL-MART - #4606	2400 COLLEGE DR	OSCEOLA	IOWA	502138235
WAL-MART - #4607	3735 PALOMAR CENTRE DR	LEXINGTON	KENTUCKY	40513
WAL-MART - #4609	10240 COLERAIN AVE	CINCINNATI	OHIO	452514904
WAL-MART - #4612	1800 TILDEN RD	HAMBURG	PENNSYLVANIA	19526
WAL-MART - #4615	12200 S WACO AVE	GLENPOOL	OKLAHOMA	74033
WAL-MART - #4616	260 DONALD E THURMOND PKWY	CLEVELAND	GEORGIA	305287185
WAL-MART - #4617	1199 S FEDERAL HWY	POMPANO BEACH	FLORIDA	330627067
WAL-MART - #4627	2750 W UNIVERSITY DR	DENTON	TEXAS	762011628
WAL-MART - #4631	112TH ST	HAMMOND	INDIANA	46320
WAL-MART - #4635	150 TANNER LN	CLINTON	TENNESSEE	377166682
WAL-MART - #4636	505 OAKVILLE RD	APPOMATTOX	VIRGINIA	245228361
WAL-MART - #4637	3900 E HILLSIDE DR	BROKEN ARROW	OKLAHOMA	740146713
WAL-MART - #4638	135 STONERIDGE DR	RUCKERSVILLE	VIRGINIA	229683088
WAL-MART - #4639	2100 LEGACY CIR	ELIZABETH	COLORADO	801078331
WAL-MART - #4641	12300 RT 47	HUNTLEY	ILLINOIS	60142
WAL-MART - #4657	6350 COTTAGE HILL RD	MOBILE	ALABAMA	366093111
WAL-MART - #4659	5255 HIGHLAND RD	BATON ROUGE	LOUISIANA	708086547
WAL-MART - #4660	18400 HALL RD	CLINTON TOWNSHIP	MICHIGAN	480384875
WAL-MART - #4664	151 MYRTLE RIDGE RD	CONWAY	SOUTH CAROLINA	29526
WAL-MART - #4667	1803 N HIGHLAND AVE	CLEARWATER	FLORIDA	337552100
WAL-MART - #4669	6900 US HIGHWAY 19 N	PINELLAS PARK	FLORIDA	337816246
WAL-MART - #4677	W159S6530 MOORLAND RD	MUSKEGO	WISCONSIN	531507515
WAL-MART - #4678	240 N 3400 W	HURRICANE	UTAH	84737
WAL-MART - #4679	34025 LA HIGHWAY 16	DENHAM SPRINGS	LOUISIANA	707068629
WAL-MART - #4681	4302 W GANDY BLVD	TAMPA	FLORIDA	336113406
WAL-MART - #4682	164 CAMP CREEK PKWY	GORDONSVILLE	VIRGINIA	229426878
WAL-MART - #4687	275 N GULPH RD	KING OF PRUSSIA	PENNSYLVANIA	194062803
WAL-MART - #4689	4689 W CEDAR HILLS DR	PLEASANT GROVE	UTAH	84062
WAL-MART - #4690	201 34TH ST N	SAINT PETERSBURG	FLORIDA	337138552
WAL-MART - #4695	6660 GODFREY RD	GODFREY	ILLINOIS	620352219
WAL-MART - #4696	1274 S US HIGHWAY 189	HEBER CITY	UTAH	84032
WAL-MART - #4697	3227 OLD FOREST RD	LYNCHBURG	VIRGINIA	245012325
WAL-MART - #4699	2415 N BLOOMINGTON ST	STREATOR	ILLINOIS	61364
WAL-MART - #5021	2275 GUS THOMASSON RD	DALLAS	TEXAS	752283002
WAL-MART - #5022	1901 TCHOUPITOULAS ST	NEW ORLEANS	LOUISIANA	701301915
WAL-MART - #5023	1200 HIGHLAND AVE	NATIONAL CITY	CALIFORNIA	919503541
WAL-MART - #5025	10420 MAYSVILLE RD	FORT WAYNE	INDIANA	468359762
WAL-MART - #5027	4975 TRANSIT RD	LANCASTER	NEW YORK	14086
WAL-MART - #5028	2925 GLENDALE AVE	TOLEDO	OHIO	436142684
WAL-MART - #5029	3721 NAVARRE AVE	OREGON	OHIO	436163433
WAL-MART - #5030	5821 W CENTRAL AVE	TOLEDO	OHIO	436151403
WAL-MART - #5031	8280 N CORTARO RD	TUCSON	ARIZONA	857439393
WAL-MART - #5032	8450 LA PALMA AVE	BUENA PARK	CALIFORNIA	906203210
WAL-MART - #5033	1300 BARLOW RD	FORT MORGAN	COLORADO	807014363
WAL-MART - #5034	4770 COLONIAL BLVD	FORT MYERS	FLORIDA	339661034
WAL-MART - #5035	6745 N CHURCH AVE	MULBERRY	FLORIDA	338602080
WAL-MART - #5036	6192 GUNN HWY	TAMPA	FLORIDA	336254014
WAL-MART - #5037	464016 STATE ROAD 200	YULEE	FLORIDA	320976339

Exhibit 1 – Location List

WAL-MART - #5038	12690 S ROUTE 59	PLAINFIELD	ILLINOIS	605855412
WAL-MART - #5039	263 WALMART DR	CAMDEN	DELAWARE	199341308
WAL-MART - #5040	2200 WASHINGTON AVE	CARNEGIE	PENNSYLVANIA	151063621
WAL-MART - #5041	19205 STATE ROUTE 410 E	BONNEY LAKE	WASHINGTON	983916305
WAL-MART - #5042	12789 MIDWAY RD	DALLAS	TEXAS	752446333
WAL-MART - #5043	6990 E SHELBY DR	MEMPHIS	TENNESSEE	381253416
WAL-MART - #5044	10000 BARTEL BLVD	GALENA	ILLINOIS	610368219
WAL-MART - #5045	22605 STATE HIGHWAY 249	TOMBALL	TEXAS	773758239
WAL-MART - #5046	805 TOWN CENTRE	CLAYTON	NORTH CAROLINA	275202179
WAL-MART - #5047	130 BLACK HORSE PIKE	AUDUBON	NEW JERSEY	081061960
WAL-MART - #5048	30729 LYON CENTER DR E	NEW HUDSON	MICHIGAN	481658903
WAL-MART - #5049	13420 W COAL MINE AVE	LITTLETON	COLORADO	801275402
WAL-MART - #5051	920 47TH AVE	GREELEY	COLORADO	806342042
WAL-MART - #5054	11900 ATLANTIC BLVD	JACKSONVILLE	FLORIDA	322252920
WAL-MART - #5055	9885 COLLIER BLVD	NAPLES	FLORIDA	341142638
WAL-MART - #5056	17585 AIRLINE HWY	PRAIRIEVILLE	LOUISIANA	707693303
WAL-MART - #5057	2900 S RUTHERFORD BLVD	MURFREESBORO	TENNESSEE	371305993
WAL-MART - #5058	3035 HAMILTON CHURCH RD	ANTIOCH	TENNESSEE	370131429
WAL-MART - #5060	1410 S RANDALL RD	ALGONQUIN	ILLINOIS	601025919
WAL-MART - #5063	1830 GALLERIA BLVD	CHARLOTTE	NORTH CAROLINA	282702409
WAL-MART - #5064	6065 GULL RD	KALAMAZOO	MICHIGAN	490489433
WAL-MART - #5065	501 N 9TH ST	KALAMAZOO	MICHIGAN	490096594
WAL-MART - #5066	35901 CHESTER RD	AVON	OHIO	440111069
WAL-MART - #5068	200 SUNRISE MALL	MASSAPEQUA	NEW YORK	117584340
WAL-MART - #5069	3576 US HIGHWAY 22	BRANCHBURG	NEW JERSEY	088763438
WAL-MART - #5070	5200 S FORT APACHE RD	LAS VEGAS	NEVADA	891481722
WAL-MART - #5071	6301 NW QUANNAH PARKER TRL	LAWTON	OKLAHOMA	735051326
WAL-MART - #5072	19503 NORMANDIE AVE	TORRANCE	CALIFORNIA	905011361
WAL-MART - #5073	17432 SE 270TH PL	COVINGTON	WASHINGTON	980424962
WAL-MART - #5074	430 N COIT RD	RICHARDSON	TEXAS	750805404
WAL-MART - #5075	3405 MARRON RD	OCEANSIDE	CALIFORNIA	920564673
WAL-MART - #5076	24 WALTON DR	BREWER	MAINE	044121001
WAL-MART - #5077	300 WOOTTON ST	BOONTON	NEW JERSEY	070051925
WAL-MART - #5078	6600 W NOB HILL BLVD	YAKIMA	WASHINGTON	98908
WAL-MART - #5079	1617 E BEACH BLVD	PASS CHRISTIAN	MISSISSIPPI	395714914
WAL-MART - #5080	1732 PRECINCT LINE RD	HURST	TEXAS	760543165
WAL-MART - #5082	8303 W RIDGEWOOD DR	PARMA	OHIO	441295524
WAL-MART - #5083	6594 MAYFIELD RD	MAYFIELD HTS	OHIO	441243218
WAL-MART - #5085	701 HAWLEY AVE	BELMONT	NORTH CAROLINA	280123382
WAL-MART - #5087	550 HIGHWAY 17 N	NORTH MYRTLE BEACH	SOUTH CAROLINA	295822904
WAL-MART - #5088	1 CABELAS DR	TRIADELPHIA	WEST VIRGINIA	26059
WAL-MART - #5089	9165 CAHILL AVE	INVER GROVE HEIGHTS	MINNESOTA	550763542
WAL-MART - #5090	1415 LAWRENCE DR	DE PERE	WISCONSIN	541153927
WAL-MART - #5091	26270 NORTHWEST FWY	CYPRESS	TEXAS	774291761
WAL-MART - #5092	190 E ROUND GROVE RD	LEWISVILLE	TEXAS	750678301
WAL-MART - #5093	4404 S PEORIA AVE	TULSA	OKLAHOMA	741053926
WAL-MART - #5094	9700 HILLCROFT ST	HOUSTON	TEXAS	770963808
WAL-MART - #5095	495 FLATBUSH AVE	HARTFORD	CONNECTICUT	061063601

Exhibit 1 – Location List

WAL-MART - #5096	34500 MONTEREY AVE	PALM DESERT	CALIFORNIA	922112089
WAL-MART - #5097	5650 BAY RD	SAGINAW	MICHIGAN	486042510
WAL-MART - #5098	1970 UNIVERSITY BLVD S	MOBILE	ALABAMA	366092924
WAL-MART - #5099	2545 RIMROCK AVE	GRAND JUNCTION	COLORADO	815058664
WAL-MART - #5100	1916 CENTER POINT PKWY	CENTER POINT	ALABAMA	352154512
WAL-MART - #5101	300 S HIGHWAY 160	PAHRUMP	NEVADA	890482132
WAL-MART - #5103	4600 ROOSEVELT BLVD	PHILADELPHIA	PENNSYLVANIA	191242340
WAL-MART - #5104	1701 W DOROTHY LN	DAYTON	OHIO	454391838
WAL-MART - #5105	10 RIVERTON COMMONS DR	FRONT ROYAL	VIRGINIA	226306718
WAL-MART - #5106	4255 ALAFAYA TRL	OVIEDO	FLORIDA	327659410
WAL-MART - #5107	109 GALLATIN PIKE N	MADISON	TENNESSEE	371153701
WAL-MART - #5108	3000 SAUL KLEINFELD DR	EL PASO	TEXAS	799360989
WAL-MART - #5109	4570 S 4000 W	WEST VALLEY CITY	UTAH	841206232
WAL-MART - #5110	1360 DRAPER PKWY	DRAPER	UTAH	840208567
WAL-MART - #5111	1501 US HIGHWAY 22	WATCHUNG	NEW JERSEY	070696507
WAL-MART - #5113	165 VAUGHAN LN	PELL CITY	ALABAMA	351257808
WAL-MART - #5115	3101 W KIMBERLY RD	DAVENPORT	IOWA	528063400
WAL-MART - #5116	9025 SPENCER HWY	LA PORTE	TEXAS	775713870
WAL-MART - #5117	116 LUCY LN	WAYNESBORO	VIRGINIA	229803275
WAL-MART - #5118	10050 GLENWOOD AVE	RALEIGH	NORTH CAROLINA	276178436
WAL-MART - #5119	5531 EDMONDSON PIKE	NASHVILLE	TENNESSEE	372115808
WAL-MART - #5120	3706 W 9800 S	SOUTH JORDAN	UTAH	840959555
WAL-MART - #5122	2856 HICKORY HILL RD	MEMPHIS	TENNESSEE	381152173
WAL-MART - #5123	5550 E WOODMEN RD	COLORADO SPRINGS	COLORADO	809205257
WAL-MART - #5124	5605 W NORTHERN AVE	GLENDALE	ARIZONA	853011332
WAL-MART - #5126	1950 W MAIN ST	CENTRE	ALABAMA	359602811
WAL-MART - #5127	4622 MORMON COULEE RD	LA CROSSE	WISCONSIN	546018224
WAL-MART - #5129	6210 ANNAPOLIS RD	LANDOVER HILLS	MARYLAND	207841308
WAL-MART - #5130	9745 ROOSEVELT BLVD	PHILADELPHIA	PENNSYLVANIA	191141010
WAL-MART - #5131	3461 HORIZON BLVD	BENSALEM	PENNSYLVANIA	190200000
WAL-MART - #5132	5216 RED BUG LAKE RD	WINTER SPRINGS	FLORIDA	327084912
WAL-MART - #5133	5000 RHONDA RD	ANDERSON	CALIFORNIA	960079010
WAL-MART - #5134	5075 GOSFORD RD	BAKERSFIELD	CALIFORNIA	933134993
WAL-MART - #5136	1131 N BEALE RD	MARYSVILLE	CALIFORNIA	959016107
WAL-MART - #5137	6101 S AURORA PKWY	AURORA	COLORADO	800165801
WAL-MART - #5139	235 E DORSET DR	DIXON	CALIFORNIA	956209232
WAL-MART - #5140	5500 GROSSMONT CENTER DR	LA MESA	CALIFORNIA	919423016
WAL-MART - #5141	16960 W MAPLE RD	OMAHA	NEBRASKA	681162237
WAL-MART - #5142	3575 STATE ROUTE 66	NEPTUNE	NEW JERSEY	077532602
WAL-MART - #5144	8315 FM 78	CONVERSE	TEXAS	78109
WAL-MART - #5145	1603 VANCE JACKSON RD	SAN ANTONIO	TEXAS	782134470
WAL-MART - #5146	8030 BANDERA RD	SAN ANTONIO	TEXAS	782505180
WAL-MART - #5147	1521 N COCKRELL HILL RD	DALLAS	TEXAS	752111315
WAL-MART - #5150	1900 MAPLEWOOD COMMONS DR	MAPLEWOOD	MISSOURI	631431005
WAL-MART - #5151	825 CARTERSVILLE HWY SE	ROME	GEORGIA	301618449
WAL-MART - #5152	6433 FALLBROOK AVE	WEST HILLS	CALIFORNIA	913073543
WAL-MART - #5154	1827 WALNUT GROVE AVE	ROSEMEAD	CALIFORNIA	91770
WAL-MART - #5155	1550 S VALLEY DR	LAS CRUCES	NEW MEXICO	880053110

Exhibit 1 – Location List

WAL-MART - #5156	1540 E 2ND ST	BEAUMONT	CALIFORNIA	922233101
WAL-MART - #5157	155 E COURTLAND ST	MORTON	ILLINOIS	615508931
WAL-MART - #5159	2750 COOK RD	WEST BRANCH	MICHIGAN	486618744
WAL-MART - #5160	1700 W MICHIGAN AVE	JACKSON	MICHIGAN	492024005
WAL-MART - #5162	27931 KELLY JOHNSON PKWY	SANTA CLARITA	CALIFORNIA	913555083
WAL-MART - #5164	11729 IMPERIAL HWY	NORWALK	CALIFORNIA	906502819
WAL-MART - #5165	1421 FRONTAGE RD	ALAMO	TEXAS	785162313
WAL-MART - #5166	1021 E PINE ST	DEMING	NEW MEXICO	880307009
WAL-MART - #5167	1052 TURF FARM RD	PAYSON	UTAH	846511645
WAL-MART - #5168	10 E 1300 S	RICHFIELD	UTAH	847013122
WAL-MART - #5170	3001 SILVERBERG DR	SIDNEY	NEBRASKA	691623033
WAL-MART - #5172	1900 S JEFFERSON ST	PERRY	FLORIDA	323485615
WAL-MART - #5173	815 SHUGART RD	DALTON	GEORGIA	307202433
WAL-MART - #5174	7855 MOFFETT RD	SEMMES	ALABAMA	365755411
WAL-MART - #5175	589 W MAIN ST	COOKEVILLE	TENNESSEE	385065320
WAL-MART - #5177	100 COMMERCE CIR	BRISTOL	PENNSYLVANIA	190073112
WAL-MART - #5178	220 ENTERPRISE DR	ROCKAWAY	NEW JERSEY	078662157
WAL-MART - #5179	201 S CHICKASAW TRL	ORLANDO	FLORIDA	328253504
WAL-MART - #5180	10303 METCALF AVE	OVERLAND PARK	KANSAS	662121805
WAL-MART - #5181	6513 MEADOWBROOK DR	FORT WORTH	TEXAS	761125124
WAL-MART - #5183	3800 RUCKRIEGEL PKWY	JEFFERSONTOWN	KENTUCKY	402993958
WAL-MART - #5184	6647 WINCHESTER BLVD	CANAL WINCHESTER	OHIO	431102055
WAL-MART - #5185	1221 GEORGESVILLE RD	COLUMBUS	OHIO	432283327
WAL-MART - #5186	2501 S MARKET ST	GILBERT	ARIZONA	852951300
WAL-MART - #5189	5250 W INDIAN SCHOOL RD	PHOENIX	ARIZONA	850312605
WAL-MART - #5190	2501 W HAPPY VALLEY RD	PHOENIX	ARIZONA	850853701
WAL-MART - #5191	802 E US HIGHWAY 80	FORNEY	TEXAS	751268603
WAL-MART - #5192	5821 ANTELOPE RD	SACRAMENTO	CALIFORNIA	958423902
WAL-MART - #5193	12721 MORENO BEACH DR	MORENO VALLEY	CALIFORNIA	925554411
WAL-MART - #5195	11400 HIGHWAY 99	EVERETT	WASHINGTON	982044801
WAL-MART - #5196	5255 ELVIS PRESLEY BLVD	MEMPHIS	TENNESSEE	381168233
WAL-MART - #5197	330 SUTTON RD SE	OWENS CROSS ROADS	ALABAMA	357639164
WAL-MART - #5199	475 E IL ROUTE 173	ANTIOCH	ILLINOIS	600029406
WAL-MART - #5200	2030 FRUITVILLE PIKE	LANCASTER	PENNSYLVANIA	176013998
WAL-MART - #5201	2220 STATE ROUTE 27	EDISON	NEW JERSEY	088173314
WAL-MART - #5202	85 CROOKED HILL RD	COMMACK	NEW YORK	117255407
WAL-MART - #5203	375 LAFAYETTE ST	LONDON	OHIO	431409326
WAL-MART - #5205	1356 E HIGHWAY 193	LAYTON	UTAH	840408533
WAL-MART - #5206	1604 E SKYLINE DR	SOUTH OGDEN	UTAH	844055200
WAL-MART - #5207	9000 METCALF AVE	OVERLAND PARK	KANSAS	662121457
WAL-MART - #5210	2050 N HIGHWAY 78	WYLIE	TEXAS	750986043
WAL-MART - #5211	5001 MCKINNEY RANCH PKWY	MCKINNEY	TEXAS	750708601
WAL-MART - #5216	5730 W AMARILLO BLVD	AMARILLO	TEXAS	791064004
WAL-MART - #5218	3501 34TH ST S	SAINT PETERSBURG	FLORIDA	337113820
WAL-MART - #5219	550 CONGRESSIONAL DR	LAWRENCE	KANSAS	660494735
WAL-MART - #5220	8220 N DALE MABRY HWY	TAMPA	FLORIDA	336142686
WAL-MART - #5221	8885 N FLORIDA AVE	TAMPA	FLORIDA	336041415
WAL-MART - #5227	6000 BURKE COMMONS RD	BURKE	VIRGINIA	220152805
WAL-MART - #5228	6405 DOBBIN RD	COLUMBIA	MARYLAND	210454736

Exhibit 1 – Location List

WAL-MART - #5229	1000 EASTON RD	WYNCOTE	PENNSYLVANIA	190952900
WAL-MART - #5230	3460 EL CAMINO AVE	SACRAMENTO	CALIFORNIA	958216310
WAL-MART - #5232	1000 AIRPORT RD	RIFLE	COLORADO	816508407
WAL-MART - #5233	5675 W 6200 S	WEST VALLEY CITY	UTAH	841187915
WAL-MART - #5234	1632 N 2000 W	CLEARFIELD	UTAH	840158367
WAL-MART - #5235	9151 QUARRY BEND DR	SANDY	UTAH	840947701
WAL-MART - #5236	1201 MORGANTOWN RD	BOWLING GREEN	KENTUCKY	421019202
WAL-MART - #5239	567 RT 100 N	BECHTELSVILLE	PENNSYLVANIA	19505
WAL-MART - #5240	135 FAIRGROUNDS MEMORIAL PKWY	ITHACA	NEW YORK	148505362
WAL-MART - #5241	915 MILLS	IRWIN	PENNSYLVANIA	15642
WAL-MART - #5242	8064 BREWERTON RD	CICERO	NEW YORK	130399603
WAL-MART - #5244	19301 CANTRELL RD	LITTLE ROCK	ARKANSAS	722234457
WAL-MART - #5245	3302 SE MILITARY DR	SAN ANTONIO	TEXAS	782233980
WAL-MART - #5246	1255 HIGHWAY 59 LOOP N	WHARTON	TEXAS	774887810
WAL-MART - #5247	1228 N HIGHWAY 377	ROANOKE	TEXAS	762629122
WAL-MART - #5250	904 CYPRESS PKWY	KISSIMMEE	FLORIDA	347593456
WAL-MART - #5251	490 GREENWAY VIEW DR	CHATTANOOGA	TENNESSEE	374115689
WAL-MART - #5252	4221 ATLANTA HWY	LOGANVILLE	GEORGIA	300527316
WAL-MART - #5253	632 GRASSFIELD PKWY	CHESAPEAKE	VIRGINIA	233227449
WAL-MART - #5254	2114 S MAIN ST	WAKE FOREST	NORTH CAROLINA	275878817
WAL-MART - #5255	6216 ELLIOT DR	TAMPA	FLORIDA	336152650
WAL-MART - #5257	5122 E UNIVERSITY DR	MESA	ARIZONA	852057209
WAL-MART - #5258	5850 W CRAIG RD	LAS VEGAS	NEVADA	891302558
WAL-MART - #5259	6151 W LAKE MEAD BLVD	LAS VEGAS	NEVADA	891082660
WAL-MART - #5260	4208 PLEASANT CROSSING BLVD	ROGERS	ARKANSAS	727581345
WAL-MART - #5261	342 COMMERCIAL LN	PINEVILLE	MISSOURI	648567069
WAL-MART - #5262	2181 PELHAM PKWY	PELHAM	ALABAMA	351241119
WAL-MART - #5263	2300 TREASURY DR SE	CLEVELAND	TENNESSEE	373237185
WAL-MART - #5264	13140 S TAMIAMI TRL	OSPREY	FLORIDA	34229
WAL-MART - #5266	12610 US HIGHWAY 19	HUDSON	FLORIDA	346671954
WAL-MART - #5269	490 E SILVERADO RANCH BLVD	LAS VEGAS	NEVADA	891836290
WAL-MART - #5270	585 N STATE ST	LINDON	UTAH	840421339
WAL-MART - #5272	21200 OLHAVA WAY NW	POULSBO	WASHINGTON	983709457
WAL-MART - #5273	1110 W WASHINGTON ST	SEQUIM	WASHINGTON	983823270
WAL-MART - #5274	1131 KUALA ST	PEARL CITY	HAWAII	967822886
WAL-MART - #5275	6435 BELLS FERRY RD	WOODSTOCK	GEORGIA	301892317
WAL-MART - #5276	1555 N RAND RD	PALATINE	ILLINOIS	600742919
WAL-MART - #5278	591 MEMORIAL DR	CHICOPEE	MASSACHUSETTS	010205064
WAL-MART - #5280	8350 SHAVER RD	PORTAGE	MICHIGAN	490245441
WAL-MART - #5281	306 US HIGHWAY 9 N	WOODBRIDGE	NEW JERSEY	070951004
WAL-MART - #5282	3800 DEWEY AVE	GREECE	NEW YORK	14616
WAL-MART - #5285	3200 ATLANTIC BLVD NE	CANTON	OHIO	447053933
WAL-MART - #5286	9320 N PENNSYLVANIA AVE	OKLAHOMA CITY	OKLAHOMA	731201515
WAL-MART - #5287	21150 KUYKENDAHL RD	SPRING	TEXAS	773793300
WAL-MART - #5288	220 N HIGHWAY 175	SEAGOVILLE	TEXAS	751591841
WAL-MART - #5292	4431 NEW BERN AVE	RALEIGH	NORTH CAROLINA	276101443
WAL-MART - #5293	77 GREEN ACRES RD	VALLEY STREAM	NEW YORK	115811008
WAL-MART - #5294	1365 BOSTON POST RD	MILFORD	CONNECTICUT	064602755

Exhibit 1 – Location List

WAL-MART - #5295	901 BROADHOLLOW RD	FARMINGDALE	NEW YORK	117353906
WAL-MART - #5296	25 NICHOLS DR	BARBOURSVILLE	WEST VIRGINIA	255041813
WAL-MART - #5297	143 THIERMAN LN	SAINT MATTHEWS	KENTUCKY	402075009
WAL-MART - #5298	223 N MYRTLE SCHOOL RD	GASTONIA	NORTH CAROLINA	280521257
WAL-MART - #5299	550 US HIGHWAY 27	CLERMONT	FLORIDA	34711
WAL-MART - #5300	9205 GIBSONTON DR	GIBSONTON	FLORIDA	335344608
WAL-MART - #5301	4375 BELVEDERE RD	WEST PALM BEACH	FLORIDA	334061545
WAL-MART - #5303	1280 GAIL GARDNER WAY	PRESCOTT	ARIZONA	863051641
WAL-MART - #5304	1916 S LINDSAY RD	MESA	ARIZONA	852047108
WAL-MART - #5305	1150 BROADWAY	CHULA VISTA	CALIFORNIA	919112707
WAL-MART - #5306	5545 SIMMONS ST	NORTH LAS VEGAS	NEVADA	890319005
WAL-MART - #5307	1725 E SANTA FE ST	GARDNER	KANSAS	660301657
WAL-MART - #5308	11010 W 74TH TER	SHAWNEE	KANSAS	662034422
WAL-MART - #5309	46440 US HIGHWAY 20	OBERLIN	OHIO	440749475
WAL-MART - #5311	1721 N CUSTER RD	MCKINNEY	TEXAS	750713274
WAL-MART - #5312	3851 AIRPORT FWY	FORT WORTH	TEXAS	761115906
WAL-MART - #5313	6100 RONALD REAGAN DR	LAKE ST LOUIS	MISSOURI	633672660
WAL-MART - #5314	4420 S WESTERN AVE	OKLAHOMA CITY	OKLAHOMA	731093414
WAL-MART - #5316	1401 N SAGINAW BLVD	SAGINAW	TEXAS	761795096
WAL-MART - #5317	9300 S I H	AUSTIN	TEXAS	787481741
WAL-MART - #5319	1881 ROBERT C BYRD DR	MAC ARTHUR	WEST VIRGINIA	258730000
WAL-MART - #5320	121 W ELMSLEY ST	GREENSBORO	NORTH CAROLINA	274068276
WAL-MART - #5321	9131 COLLEGE PKWY	FORT MYERS	FLORIDA	33919
WAL-MART - #5325	5555 W ATLANTIC BLVD	MARGATE	FLORIDA	330635296
WAL-MART - #5326	9570 SW HIGHWAY 200	OCALA	FLORIDA	344817720
WAL-MART - #5327	9830 OLD HAMMOND HWY	BATON ROUGE	LOUISIANA	708168251
WAL-MART - #5328	14241 COURSEY BLVD	BATON ROUGE	LOUISIANA	708171368
WAL-MART - #5329	4435 W ANTHEM WAY	ANTHEM	ARIZONA	850860467
WAL-MART - #5330	6145 N 35TH AVE	PHOENIX	ARIZONA	850171940
WAL-MART - #5331	7575 W LOWER BUCKEYE RD	PHOENIX	ARIZONA	850433450
WAL-MART - #5332	730 E MCKELLIPS RD	MESA	ARIZONA	852032537
WAL-MART - #5334	3301 TOWER	AURORA	COLORADO	800113509
WAL-MART - #5335	250 WILDCAT DR	BRAWLEY	CALIFORNIA	922279654
WAL-MART - #5338	4840 SHAWLINE ST	SAN DIEGO	CALIFORNIA	921111400
WAL-MART - #5339	877 FREEPORT RD	PITTSBURGH	PENNSYLVANIA	152382709
WAL-MART - #5340	500 ROUTE 38	CHERRY HILL	NEW JERSEY	080022954
WAL-MART - #5341	500 SUMMIT BLVD	BROOMFIELD	COLORADO	800218219
WAL-MART - #5342	2501 S AVENUE B	YUMA	ARIZONA	853647734
WAL-MART - #5343	10001 SOUTHPOINT PKWY	FREDERICKSBURG	VIRGINIA	224072700
WAL-MART - #5344	1238 PUTTY HILL AVE	TOWSON	MARYLAND	212865878
WAL-MART - #5345	10600 TOWN CENTER BLVD	DUNKIRK	MARYLAND	207542737
WAL-MART - #5346	1318 MEBANE OAKS RD	MEBANE	NORTH CAROLINA	273029681
WAL-MART - #5348	851 ANN ST	MONTGOMERY	ALABAMA	361072800
WAL-MART - #5349	8335 E GUADALUPE RD	MESA	ARIZONA	852129630
WAL-MART - #5350	4627 S 900 E	SALT LAKE CITY	UTAH	841174879
WAL-MART - #5352	801 N RANDALL RD	BATAVIA	ILLINOIS	605101992
WAL-MART - #5355	1241 E COLUMBUS ST	KENTON	OHIO	43326
WAL-MART - #5356	300 RESORT PLAZA DR	BLAIRSVILLE	PENNSYLVANIA	157177934

Exhibit 1 – Location List

WAL-MART - #5358	100 S CONESTOGA DR	SHIPPENSBURG	PENNSYLVANIA	172579031
WAL-MART - #5359	721 BOYD RD	AZLE	TEXAS	760204811
WAL-MART - #5360	11415 HYDETOWN RD	TITUSVILLE	PENNSYLVANIA	163541333
WAL-MART - #5361	12850 L ST	OMAHA	NEBRASKA	681372078
WAL-MART - #5363	11465 TARA BLVD	LOVEJOY	GEORGIA	30250
WAL-MART - #5365	3950 N WICKHAM RD	MELBOURNE	FLORIDA	329352311
WAL-MART - #5366	3550 S BABCOCK ST	MELBOURNE	FLORIDA	329018204
WAL-MART - #5368	1940 TURNER RD SE	SALEM	OREGON	973022003
WAL-MART - #5369	1100 N ESTRELLA PKWY	GOODYEAR	ARIZONA	853382808
WAL-MART - #5370	2514 MAIN ST	LONGMONT	COLORADO	805049740
WAL-MART - #5372	3430 TAYLOR AVE	EVANSVILLE	INDIANA	477140755
WAL-MART - #5373	2786 COMMERCIAL BLVD	CHIPPEWA FALLS	WISCONSIN	547295031
WAL-MART - #5374	100A E WASHINGTON JACKSON RD	EATON	OHIO	453209729
WAL-MART - #5376	621 E LAKE ST	TAWAS CITY	MICHIGAN	487639213
WAL-MART - #5379	1450 MORRELL AVE	CONNELLSVILLE	PENNSYLVANIA	154253809
WAL-MART - #5380	1775 WASHINGTON ST	HANOVER	MASSACHUSETTS	023391665
WAL-MART - #5381	5055 LIBRARY RD	BETHEL PARK	PENNSYLVANIA	151022813
WAL-MART - #5384	1130 HIGHWAY 77	BRIDGETON	NEW JERSEY	083025988
WAL-MART - #5385	1804 N CLINTON ST	DEFIANCE	OHIO	435128556
WAL-MART - #5386	14700 US HIGHWAY 31	GRAND HAVEN	MICHIGAN	494178390
WAL-MART - #5387	15050 S SPRINGDALE AVE	MIDDLEFIELD	OHIO	440629211
WAL-MART - #5388	1701 W FM 646 RD	LEAGUE CITY	TEXAS	775734968
WAL-MART - #5389	600 HEWITT DR	WACO	TEXAS	767126412
WAL-MART - #5390	210 COBB PKWY S	MARIETTA	GEORGIA	300606509
WAL-MART - #5391	5420 JULIET BLVD	NAPLES	FLORIDA	341092628
WAL-MART - #5392	980 W PARKER ST	BAXLEY	GEORGIA	315130653
WAL-MART - #5394	770 W EL MONTE WAY	DINUBA	CALIFORNIA	936183493
WAL-MART - #5396	1330 GOLDFISH FARM RD SE	ALBANY	OREGON	973225154
WAL-MART - #5397	955 FRONTENAC DR	WINONA	MINNESOTA	559876504
WAL-MART - #5398	3902 W RIVERSIDE BLVD	ROCKFORD	ILLINOIS	611019507
WAL-MART - #5399	1640 S GALENA AVE	DIXON	ILLINOIS	610219611
WAL-MART - #5402	4650 W NORTH AVE	CHICAGO	ILLINOIS	606394611
WAL-MART - #5403	100 S HIGH CROSS RD	URBANA	ILLINOIS	618027804
WAL-MART - #5404	103 W HOLBROOK RD	GLENWOOD	ILLINOIS	604251555
WAL-MART - #5406	8010 E 38TH ST	INDIANAPOLIS	INDIANA	462265984
WAL-MART - #5408	3805 S KEYSTONE AVE	INDIANAPOLIS	INDIANA	462273540
WAL-MART - #5409	7725 HOKE RD	CLAYTON	OHIO	453159725
WAL-MART - #5410	4000 TUSCARAWAS ST W	CANTON	OHIO	447085503
WAL-MART - #5411	3062 S STATE RD	IONIA	MICHIGAN	488469416
WAL-MART - #5414	580 US HIGHWAY 9	LANOKA HARBOR	NEW JERSEY	087342210
WAL-MART - #5416	915 E RANDOL MILL RD	ARLINGTON	TEXAS	760116017
WAL-MART - #5417	175 OUTER LOOP	LOUISVILLE	KENTUCKY	402145544
WAL-MART - #5418	2020 BASHFORD MANOR LN	LOUISVILLE	KENTUCKY	402182114
WAL-MART - #5419	2630 MCINGVALE RD	HERNANDO	MISSISSIPPI	386328658
WAL-MART - #5420	3250 VINELAND RD	KISSIMMEE	FLORIDA	347464893
WAL-MART - #5422	500 E ALICE ST	BAINBRIDGE	GEORGIA	398194998
WAL-MART - #5423	6570 E LAKE MEAD BLVD	LAS VEGAS	NEVADA	891567044
WAL-MART - #5424	11500 HANNON RD	EAGLE POINT	OREGON	975249598
WAL-MART - #5425	1861 S SAN JACINTO AVE	SAN JACINTO	CALIFORNIA	925835605

Exhibit 1 – Location List

WAL-MART - #5426	40580 ALBRAE ST	FREMONT	CALIFORNIA	945382448
WAL-MART - #5428	1710 S GREENFIELD RD	MESA	ARIZONA	852063481
WAL-MART - #5429	14111 N PRASADA PKWY	SURPRISE	ARIZONA	85388
WAL-MART - #5430	3500 COORS BLVD SW	ALBUQUERQUE	NEW MEXICO	871215274
WAL-MART - #5432	250 RICHMOND WAY	NEW RICHMOND	WISCONSIN	540176829
WAL-MART - #5433	3604 N HIGHWAY 7	HOT SPRINGS VILLAGE	ARKANSAS	719099607
WAL-MART - #5434	15555 HESPERIAN BLVD	SAN LEANDRO	CALIFORNIA	94579
WAL-MART - #5435	777 STORY RD	SAN JOSE	CALIFORNIA	951222628
WAL-MART - #5436	1251 CENTERVILLE RD	WILMINGTON	DELAWARE	198086240
WAL-MART - #5437	1450 UNIVERSITY AVE W	SAINT PAUL	MINNESOTA	551044012
WAL-MART - #5438	15333 W NATIONAL AVE	NEW BERLIN	WISCONSIN	531515154
WAL-MART - #5439	315 FOXON BLVD	NEW HAVEN	CONNECTICUT	065132355
WAL-MART - #5440	10000 SE 82ND AVE	CLACKAMAS	OREGON	970862304
WAL-MART - #5441	2600 NW ROCHESTER RD	TOPEKA	KANSAS	666171270
WAL-MART - #5442	1050 N ROHLWING RD	ADDISON	ILLINOIS	601011034
WAL-MART - #5443	4650 S EMERSON AVE	INDIANAPOLIS	INDIANA	462035932
WAL-MART - #5444	10305 COUNTRY CLUB RD	IRONWOOD	MICHIGAN	499389627
WAL-MART - #5445	2711 ELM ST	ERIE	PENNSYLVANIA	165042935
WAL-MART - #5446	405 MURHTA DR	WAYNESBURG	PENNSYLVANIA	15370
WAL-MART - #5447	150 HARRISON AVE	KEARNY	NEW JERSEY	070325950
WAL-MART - #5449	9929 STATE HIGHWAY 6	MISSOURI CITY	TEXAS	77459
WAL-MART - #5450	75 N EAST PLZ	NORTH EAST	MARYLAND	219013617
WAL-MART - #5451	3920 SKYLINE BLVD	CAPE CORAL	FLORIDA	339145835
WAL-MART - #5453	505 PINE ISLAND RD SW	CAPE CORAL	FLORIDA	33991
WAL-MART - #5455	1040 MALABAR RD SE	PALM BAY	FLORIDA	329073251
WAL-MART - #5457	8400 EDGEWATER DR	OAKLAND	CALIFORNIA	946211468
WAL-MART - #5458	37 STAFFORD LN	DELTA	COLORADO	814163465
WAL-MART - #5460	2000 US HIGHWAY 181	PORTLAND	TEXAS	783741734
WAL-MART - #5462	430 SE 192ND AVE	VANCOUVER	WASHINGTON	986839531
WAL-MART - #5463	1220 THEIL ST	HARTFORD	WISCONSIN	530271448
WAL-MART - #5466	1693 STRINGTOWN RD	GROVE CITY	OHIO	431238265
WAL-MART - #5469	1881 BALTIMORE PIKE	HANOVER	PENNSYLVANIA	173319605
WAL-MART - #5470	6716 TOWNE CENTER BLVD	HUNTINGDON	PENNSYLVANIA	166526933
WAL-MART - #5471	2485 POSSUM RUN RD	MANSFIELD	OHIO	449039475
WAL-MART - #5472	7000 E MICHIGAN AVE	SALINE	MICHIGAN	481769514
WAL-MART - #5476	820 DELSEA DR	WESTVILLE	NEW JERSEY	080931231
WAL-MART - #5477	401 SUPERCENTER DR	JEFFERSON CITY	MISSOURI	65101
WAL-MART - #5478	8201 N FM 620	AUSTIN	TEXAS	787264032
WAL-MART - #5479	1548 FM 685	PFLUGERVILLE	TEXAS	786603576
WAL-MART - #5480	4700 E PALM VALLEY BLVD	ROUND ROCK	TEXAS	78665
WAL-MART - #5481	9820 CALLABRIDGE CT	CHARLOTTE	NORTH CAROLINA	282167669
WAL-MART - #5482	201 WALMART DR	EATONTON	GEORGIA	310246761
WAL-MART - #5485	2500 W 95TH ST	EVERGREEN PARK	ILLINOIS	608052807
WAL-MART - #5486	4005 167TH ST	COUNTRY CLUB HILLS	ILLINOIS	604782022
WAL-MART - #5487	US HWY	TRAVELERS REST	SOUTH CAROLINA	296902168
WAL-MART - #5488	7500 TIDEWATER DR	NORFOLK	VIRGINIA	235053703
WAL-MART - #5489	930 E 3RD ST	PEMBROKE	NORTH CAROLINA	283727243
WAL-MART - #5491	2266 WYOMING BLVD NE	ALBUQUERQUE	NEW MEXICO	871122620

Exhibit 1 – Location List

WAL-MART - #5492	700 6TH ST N	SOCORRO	NEW MEXICO	878014242
WAL-MART - #5493	7480 PADRE ISLAND HWY	BROWNSVILLE	TEXAS	785213449
WAL-MART - #5494	500 S UTAH AVE	IDAHO FALLS	IDAHO	834023305
WAL-MART - #5495	50 N MACDADE BLVD	GLENOLDEN	PENNSYLVANIA	190361223
WAL-MART - #5497	25737 US ROUTE 11	EVANS MILLS	NEW YORK	136373221
WAL-MART - #5498	7155 STATE ROUTE 12	LOWVILLE	NEW YORK	133672829
WAL-MART - #5499	201 CHAMBER DR	MILFORD	OHIO	451502516
WAL-MART - #5600	30491 AVENIDA DE LAS FLORES	RANCHO SANTA MARGARITA	CALIFORNIA	926883923
WAL-MART - #5601	21132 BEACH BLVD	HUNTINGTON BEACH	CALIFORNIA	926485404
WAL-MART - #5605	14530 NORDHOFF ST	PANORAMA CITY	CALIFORNIA	914021811
WAL-MART - #5610	9100 ALCOSTA BLVD	SAN RAMON	CALIFORNIA	945833857
WAL-MART - #5616	2421 POWELL AVE	NASHVILLE	TENNESSEE	372044653
WAL-MART - #5622	10863 BLOOMINGDALE AVE	RIVERVIEW	FLORIDA	335783616
WAL-MART - #5623	334 GULF BREEZE PKWY	GULF BREEZE	FLORIDA	325614492
WAL-MART - #5624	13100 JOSEY LN	FARMERS BRANCH	TEXAS	752346351
WAL-MART - #5625	1200 SHINGLE CREEK CROSSING	BROOKLYN CENTER	MINNESOTA	55428
WAL-MART - #5627	3900 W POWELL BLVD	GRESHAM	OREGON	970306048
WAL-MART - #5629	BAYSHORE WAY	EUREKA	CALIFORNIA	95501
WAL-MART - #5640	1120 N ANAHEIM BLVD	ANAHEIM	CALIFORNIA	928012502
WAL-MART - #5647	570 W MONROE ST	CHICAGO	ILLINOIS	606613618
WAL-MART - #5653	25241 PERDIDO BEACH BLVD	ORANGE BEACH	ALABAMA	365613102
WAL-MART - #5657	3100 Custer Road	PLANO	TEXAS	75075
WAL-MART - #5666	2510 CANTRELL RD	LITTLE ROCK	ARKANSAS	722022116
WAL-MART - #5690	2065 E HIGHLAND AVE	SAN BERNARDINO	CALIFORNIA	924044625
WAL-MART - #5692	3150 W REPUBLIC RD	SPRINGFIELD	MISSOURI	658073924
WAL-MART - #5693	1320 S GLENSTONE AVE	SPRINGFIELD	MISSOURI	65804
WAL-MART - #5697	7025 W MAIN ST	MILWAUKEE	WISCONSIN	53214
WAL-MART - #5705	545 GARDEN CITY CONNECTOR	MURRELLS INLET	SOUTH CAROLINA	295767847
WAL-MART - #5709	4949 BILL GARDNER PKWY	LOCUST GROVE	GEORGIA	302483644
WAL-MART - #5710	3848 MCHENRY AVE	MODESTO	CALIFORNIA	95350
WAL-MART - #5713	2615 NE BOB BULLOCK LOOP	LAREDO	TEXAS	78045
WAL-MART - #5722	3265 MANHATTAN BLVD	HARVEY	LOUISIANA	700585112
WAL-MART - #5727	5810 RANCH LAKE BLVD	BRADENTON	FLORIDA	34202
WAL-MART - #5728	8599 HIGH POINTE DR	NEWBURGH	INDIANA	476307938
WAL-MART - #5732	2 GANNETT DR	JOHNSON CITY	NEW YORK	137902260
WAL-MART - #5735	5010 STEINER WAY	GROVETOWN	GEORGIA	30813
WAL-MART - #5737	3475 W BLACK FOREST DR	FAYETTEVILLE	ARKANSAS	72704
WAL-MART - #5738	3553 E ROBINSON AVE	SPRINGDALE	ARKANSAS	727640218
WAL-MART - #5743	5141 NC HIGHWAY 42 W	GARNER	NORTH CAROLINA	275298418
WAL-MART - #5745	175 HIGHWAY 274	CLOVER	SOUTH CAROLINA	297106045
WAL-MART - #5747	1876 MAIN ST W	LOCUST	NORTH CAROLINA	280977700
WAL-MART - #5748	2150 E 1ST ST	GRIMES	IOWA	50111
WAL-MART - #5751	1375 N DAVIS RD	SALINAS	CALIFORNIA	93907
WAL-MART - #5752	174 PASSAIC ST	GARFIELD	NEW JERSEY	07026
WAL-MART - #5753	6301 RICHMOND HWY	ALEXANDRIA	VIRGINIA	22306
WAL-MART - #5753	KINGS HWY HIGHWAY 1	ALEXANDRIA	VIRGINIA	22303
WAL-MART - #5755	1720 E LITTLE CREEK RD	NORFOLK	VIRGINIA	235184202
WAL-MART - #5758	3911 S JOG RD	GREENACRES	FLORIDA	334671590

Exhibit 1 – Location List

WAL-MART - #5759	6177 S JOG RD	LAKE WORTH	FLORIDA	33467
WAL-MART - #5760	1601 W KENNEDY BLVD	TAMPA	FLORIDA	336061844
WAL-MART - #5761	4555 MICHIGAN AVE	CANTON	MICHIGAN	48188
WAL-MART - #5766	170 COCHRANE PLZ	MORGAN HILL	CALIFORNIA	950372812
WAL-MART - #5768	800 E SOUTHERN AVE	TEMPE	ARIZONA	852825225
WAL-MART - #5779	16375 MERCHANT LN	KING GEORGE	VIRGINIA	22485
WAL-MART - #5781	8331 S STEWART AVE	CHICAGO	ILLINOIS	606201728
WAL-MART - #5783	117 AUDUBON DR	MAUMELLE	ARKANSAS	721135806
WAL-MART - #5786	1100 OLD PHILADELPHIA RD	JASPER	GEORGIA	301434045
WAL-MART - #5787	4545 FAYETTEVILLE RD	RAEFORD	NORTH CAROLINA	283767998
WAL-MART - #5795	800 COMMONS DR	OXFORD	PENNSYLVANIA	19363
WAL-MART - #5797	262 CORDELE RD	ALBANY	GEORGIA	317052407
WAL-MART - #5802	WAL MART PLAZA CANOVANAS	CANOVANAS	PUERTORICO	00729
WAL-MART - #5823	6185 RETAIL RD	DALLAS	TEXAS	75231
WAL-MART - #5826	901 LITHIA PINECREST RD	BRANDON	FLORIDA	335116120
WAL-MART - #5831	13817 WALSINGHAM RD	LARGO	FLORIDA	337743243
WAL-MART - #5832	3009 E CAUSEWAY APPROACH	MANDEVILLE	LOUISIANA	704483510
WAL-MART - #5835	34399 N CAVE CREEK RD	CAVE CREEK	ARIZONA	85331
WAL-MART - #5837	5000 PAULINE WHITAKER PKWY	ROGERS	ARKANSAS	72758
WAL-MART - #5840	12912 E 86TH ST N	OWASSO	OKLAHOMA	740558608
WAL-MART - #5842	14900 DIX TOLEDO RD	SOUTHGATE	MICHIGAN	481952580
WAL-MART - #5844	29574 7 MILE RD	LIVONIA	MICHIGAN	481521910
WAL-MART - #5845	1300 JOHN SIMS PKWY E	NICEVILLE	FLORIDA	325782208
WAL-MART - #5846	3183 W VINE ST	KISSIMMEE	FLORIDA	347413738
WAL-MART - #5853	3715 OCEAN BEACH HIGHWAY 2	LONGVIEW	WASHINGTON	98632
WAL-MART - #5854	8400 CORAL WAY	MIAMI	FLORIDA	331552334
WAL-MART - #5854	8400 SW 24TH ST	MIAMI	FLORIDA	33165
WAL-MART - #5855	10550 W CENTRAL AVE	WICHITA	KANSAS	672125104
WAL-MART - #5856	601 N WEST ST	WICHITA	KANSAS	672031245
WAL-MART - #5860	9831 E HARRY ST	WICHITA	KANSAS	672075005
WAL-MART - #5863	7520 E RENO AVE	MIDWEST CITY	OKLAHOMA	73110
WAL-MART - #5866	8555 PRESTON RD	FRISCO	TEXAS	750345662
WAL-MART - #5867	500 BAYONNE CROSSING WAY	BAYONNE	NEW JERSEY	070025305
WAL-MART - #5869	2470 W PULLMAN RD 2	MOSCOW	IDAHO	838434034
WAL-MART - #5872	6712 US HIGHWAY 98 W	SANTA ROSA BEACH	FLORIDA	324593247
WAL-MART - #5873	4794 E 13TH ST N	WICHITA	KANSAS	672082204
WAL-MART - #5874	22015 HAWTHORNE BLVD	TORRANCE	CALIFORNIA	905037006
WAL-MART - #5875	12550 ORANGE BLOSSOM TRL	ORLANDO	FLORIDA	328375005
WAL-MART - #5876	2102 MAIN ST	DUNEDIN	FLORIDA	346985604
WAL-MART - #5880	11181 LEE HWY	FAIRFAX	VIRGINIA	220305004
WAL-MART - #5881	400 S STATE RD	SPRINGFIELD	PENNSYLVANIA	19064
WAL-MART - #5882	2765 10TH AVE N	PALM SPRINGS	FLORIDA	334613185
WAL-MART - #5884	5095 ALMADEN EXPY	SAN JOSE	CALIFORNIA	951182051
WAL-MART - #5886	1550 LEUCADIA BLVD	ENCINITAS	CALIFORNIA	920242371
WAL-MART - #5890	800 COMMERCE AVE	ATWATER	CALIFORNIA	953015217
WAL-MART - #5891	2200 WHEATSHEAF LN	PHILADELPHIA	PENNSYLVANIA	191371013
WAL-MART - #5893	26090 INGERSOL DR	NOVI	MICHIGAN	483751212
WAL-MART - #5894	5511 DEEP LAKE RD	OVIEDO	FLORIDA	327655239

Exhibit 1 – Location List

WAL-MART - #5898	6101 SARATOGA BLVD	CORPUS CHRISTI	TEXAS	784143422
WAL-MART - #5911	3625 S FEDERAL HWY	BOYNTON BEACH	FLORIDA	334358656
WAL-MART - #5930	88 E ORANGETHORPE AVE	ANAHEIM	CALIFORNIA	928011206
WAL-MART - #5931	13739 N CENTRAL EXPY	DALLAS	TEXAS	75243
WAL-MART - #5932	12800 PINES BLVD	PEMBROKE PINES	FLORIDA	330271708
WAL-MART - #5945	400 W 49TH ST	HIALEAH	FLORIDA	330123603
WAL-MART - #5947	5631 DYER ST	EL PASO	TEXAS	79904
WAL-MART - #5956	3750 S MOONEY BLVD	VISALIA	CALIFORNIA	932778021
WAL-MART - #5960	10301 ALAMEDA AVE	SOCORRO	TEXAS	799271605
WAL-MART - #5962	4716 HONDO PASS DR	EL PASO	TEXAS	799041421
WAL-MART - #5963	2800 FLOWER MOUND RD	FLOWER MOUND	TEXAS	750224819
WAL-MART - #5969	4368 CHANTILLY SHOPPING CENTER DR	CHANTILLY	VIRGINIA	201514016
WAL-MART - #5979	255 G ST	LINCOLN	CALIFORNIA	956481880
WAL-MART - #5980	4080 DOUGLAS BLVD	GRANITE BAY	CALIFORNIA	957465900
WAL-MART - #5982	2700 MARCONI AVE	SACRAMENTO	CALIFORNIA	958214914
WAL-MART - #5985	SEC SOUTHLAKE BLVD & DAVI	SOUTHLAKE	TEXAS	76092
WAL-MART - #5986	4268 LEGACY DR	FRISCO	TEXAS	750340812
WAL-MART - #5990	2111 N AMIDON AVE	WICHITA	KANSAS	672032116
WAL-MART - #5991	3137 S SENECA ST	WICHITA	KANSAS	67217
WAL-MART - #5993	17255 NW CORNELL RD	BEAVERTON	OREGON	970063297
WAL-MART - #5994	19133 WILLAMETTE DR	WEST LINN	OREGON	97068
WAL-MART - #8008	1301 SE 10TH ST (PAYROLL DEPT)	BENTONVILLE	ARKANSAS	727167998
WAL-MART - #8661	702 SW 8TH ST (WALMART FOUNDATION)	BENTONVILLE	ARKANSAS	72716
WAL-MART - #8719	702 SW 8TH ST (REGULATORY AFFAIRS DEPT.)	BENTONVILLE	ARKANSAS	72716
WAL-MART - #8913	805 MOBERLY LANE (TAX DEPT.)	BENTONVILLE	ARKANSAS	72716
WAL-MART - #8916	702 SW 8TH ST (LICENSING DEPT.)	BENTONVILLE	ARKANSAS	727166299
WAL-MART - #N/A	1301 SE 10th ST. ( WALMART AHWP)	BENTONVILLE	ARKANSAS	72716

Exhibit 2

[Multi-State Addendum - Attached]

EXHIBIT 2 (MULTI-STATE ADDENDUM) - PAGE 1

MULTI-STATE REGULATORY ADDENDUM Legal MGI 1007 (11/08)

MULTI-STATE REGULATORY ADDENDUM

FOR THE

MASTER TRUST AGREEMENT

This Regulatory Addendum is hereby made part of and incorporated into that certain Master Trust Agreement by and between Trustee and Company. Pursuant to the terms of the Master Trust Agreement, this Regulatory Addendum updates and replaces the previous version of the Regulatory Addendum. By performing money transfer transactions after the receipt of this Addendum, the parties agree to be bound by the terms hereof.

State law requires that any Trustee conducting or expecting to conduct money transfer transactions in the State of Alaska or the State of Texas must sign, date and return to MoneyGram the corresponding Rider portion of this Regulatory Addendum. Any Trustee not doing business in those states, and which do not intend to engage in money transfer transactions in those states are not required to sign or return a Rider.

In the event of any conflict between the Master Trust Agreement and this Regulatory Addendum, the terms of this Regulatory Addendum shall control. Except as expressly amended, supplemented or modified by this Regulatory Addendum, the Master Trust Agreement shall continue in full force and effect.

ALASKA REGULATORY RIDER Legal MGI 1043(10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES

IN THE STATE OF ALASKA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Alaska, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate shall perform the Services in compliance with the Alaska Uniform Money Services Act, Alaska Statutes, Title 6, Chapter 55 (the “Act”), and any regulations adopted or orders issued thereunder, as amended from time to time.

3.	The Authorized Delegate shall remit all money owing to MoneyGram under the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a bank in an account specified by MoneyGram.

4.	If MoneyGram’s license is suspended, revoked or if MoneyGram does not renew its license, the Authorized Delegate shall immediately cease to provide money services as an authorized delegate of MoneyGram after notice is sent or publication made regarding the suspension, revocation or non-renewal.

5.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the authorized delegate is authorized to engage under Alaska Stat. §§ 06.55.101 – 06.55.204.

6.	The Authorized Delegate acknowledges and agrees that it holds in trust for the benefit of MoneyGram all money net of fees received from money transmission.

7.	The Authorized Delegate acknowledges and agrees that it may not use a subdelegate to conduct money services on behalf of MoneyGram.

8.	The Authorized Delegate certifies that it is familiar with and agrees to operate in full compliance with the Act and 3 Alaska Admin. Code Chapter 13, including the requirements of Alaska Stat. § 06.55.301(b) for remission of money, the trust and other requirements of Alaska Stat. § 06.55.301(d), and the record maintenance requirements of Alaska Stat. § 06.55.405 and 3 Alaska Admin. Code Chapter 13.

9.	The Authorized Delegate acknowledges and consents to examination or investigation by the Alaska Department of Commerce, Community and Economic Development (the “Department”).

10.	The Authorized Delegate acknowledges that MoneyGram is subject to regulation by the Department and that, as part of that regulation the Department may suspend or revoke an authorized delegate designation or require MoneyGram to terminate an authorized delegate designation.

ALASKA REGULATORY RIDER

(CONTINUED)

11.	The Authorized Delegate acknowledges receipt of the written policies and procedures required under Alaska Stat.

§ 06.55.301(a).

Signature:	Printed Name:

Applicant Title:	Date:

ARIZONA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF ARIZONA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Arizona, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall perform the Services in compliance with Arizona Revised Statutes, Title 6, Chapter 12 (Transmitters of Money), and any regulations adopted or orders issued thereunder, as amended from time to time.

ARIZONA APPENDIX

ARIZONA REVISED STATUTES

TITLE 6, BANKS AND FINANCIAL INSTITUTIONS

CHAPTER 12—TRANSMITTERS OF MONEY

6-1201. Definitions

In this chapter, unless the context otherwise requires:

1. “Authorized delegate” means a person designated by the licensee under section 6-1208.

2. “Check cashing” means exchanging for compensation a check, debit card payment order, draft, money order, traveler’s check or payment instrument of a licensee for money delivered to the presenter at the time and place of the presentation.

3. “Control” means ownership of fifteen per cent or more of a licensee or controlling person, or the power to vote fifteen per cent or more of the outstanding voting securities of a licensee or controlling person. For the purpose of determining the percentage controlled by any one person, that person’s interest shall be aggregated with the interest of any other person controlled by (that person or an officer, partner or authorized delegate of that person, or by a spouse, parent or child of that person.

4. “Controlling person” means a person directly or indirectly in control of a licensee.

5. “Engage in the business” means conducting activities regulated under this chapter more than ten times in any calendar year for compensation or in the expectation of compensation. For purposes of this paragraph, “compensation” means any fee, commission or other benefit.

6. “Foreign money exchange” means exchanging for compensation money of the United States government or a foreign government to or from money of another government at a conspicuously posted exchange rate at the time and place of the presentation of the money to be exchanged.

7. “Licensee” means a person licensed under this chapter.

8. “Location” means a place of business at which activity regulated by this chapter occurs.

9. “Money” means a medium of exchange that is authorized or adopted by a domestic or foreign government as a part of its currency and that is customarily used and accepted as a medium of exchange in the country of issuance.

10. “Money accumulation business” means obtaining money from a money transmitter as part of any activity that is carried on for financial gain if the money that is obtained by all persons acting in concert in the activity, in amounts of one thousand dollars or more, totals over fifty thousand dollars in the preceding twelve-month period. Money accumulation business does not include a person who is subject to the reporting requirements under 31 United States Code section 5313. The exception that is established by 31 United States Code section 5331, subsection (c), paragraph I does not apply to persons who are engaged in the money accumulation business.

11. “Money transmitter” means a person who is located or doing business in this state, including a check casher and a foreign money exchanger, and who does any of the following:

(a) Sells or issues payment instruments.

ARIZONA REGULATORY RIDER

(CONTINUED)

(b) Engages in the business of receiving money for the transmission of or transmitting money.

(c) Engages in the business of exchanging payment instruments or money into any form of money or payment instrument.

(d) Engages in the business of receiving money for obligors for the purpose of paying that obligor’s bills, invoices or accounts.

(e) Meets the definition of a bank, financial agency or financial institution as prescribed by 31 United States Code section 5312 or 3l Code of Federal Regulations section 103.11.

12. “Outstanding payment instruments” means unpaid payment instruments whose sale has been reported to a licensee.

13. “Payment instrument” means a check, draft, money order, traveler’s check or other instrument or order for the transmission or payment of money sold to one or more persons whether or not that instrument or order is negotiable. Payment instrument does not include an instrument that is redeemable by the issuer in merchandise or service, a credit card voucher or a letter of credit.

14. “Permissible investment” means any of the following:

(a) Money on hand or on deposit in the name of the licensee.

(b) Certificates of deposit or other debt instruments of a bank, savings and loan association or credit union.

(c) Bills of exchange or time drafts that are drawn on and accepted by a bank, otherwise known as banker’s acceptances, and that are eligible for purchase by member banks of the federal reserve system.

(d) Commercial paper bearing a rating of one of the three highest grades as defined by a nationally recognized organization that rates these securities.

(e) Securities, obligations or other instruments whose payment is guaranteed by the general taxing authority of the issuer, of the United States or of any state or by any other governmental entity or any political subdivision or instrumentality of a governmental entity and that bear a rating of one of the three highest grades by a nationally recognized investment service organization that has been engaged regularly in rating state and municipal issues for at least five years.

(f) Stocks, bonds or other obligations of a corporation organized in any state of the United States, the District of Columbia, the Commonwealth of Puerto Rico or the several territories organized by Congress that bear a rating of one of the three highest grades by a nationally recognized investment service organization that has been engaged regularly in rating corporate securities for at least five years.

(g) Any receivable that is due to a licensee from its authorized delegate pursuant to a contract between the licensee and authorized delegate as prescribed in section 6-1208 if the amount of investment in those receivables does not exceed ninety per cent of the total amount of those receivables after subtracting the amount of those receivables that are past due or doubtful of collection.

15. “Responsible individual” means a person who is employed by a licensee and who has principal active management authority over the business of the licensee in this state that is regulated under this chapter.

16. “Trade or business” has the same meaning prescribed in section 162 of the internal revenue code of 1954 and includes the money accumulation business.

17. “Transmitting money” means the transmission of money by any means including transmissions within this country or to or from locations abroad by payment instrument, wire, facsimile internet or any other electronic transfer, courier or otherwise.

18. “Traveler’s check” means an instrument identified as a traveler’s check on its face or commonly recognized as a traveler’s check and issued in a money multiple of United States or foreign currency with a provision for a specimen signature of the purchaser to be completed at the time of purchase and a countersignature of the purchaser to be completed at the time of negotiation.

6-1202. License required

A. A person shall not sell or issue payment instruments, engage in the business of receiving money for transmission or transmitting money, engage in the business of exchanging payment instruments or money into any form of money or payment instrument or engage in the business of receiving money for obligors for the purpose of paying that obligor’s bills, invoices or accounts without first obtaining a license as provided in this chapter or becoming an authorized delegate of a licensee with respect to those activities, A licensee is under the jurisdiction of the department. A person who is not licensed under this chapter or who is not an authorized delegate of a licensee with respect to those activities is presumed to be engaged in a business that is regulated by this chapter and that requires a license if he advertises, solicits or holds himself out as being in the business of selling or issuing payment instruments, of receiving money for transmission or transmitting money or of converting one form of money to another form of money.

B. No person other than a corporation organized and in good standing under the laws of the state of its incorporation or, if a corporation organized under the laws of a country other than the United States and in good standing under the laws of the country of its incorporation and authorized to do business in this state, may apply for or be issued a license as provided in this chapter.

C. A person engages in business activity regulated by this chapter in this state if any of the following applies:

1. Conduct constituting any element of the regulated activity occurs in this state.

2. Conduct occurs outside this state and constitutes an attempt, offer or conspiracy to engage in the activity within this state and an act in furtherance of the attempt, offer or conspiracy occurs within this state.

ARIZONA REGULATORY RIDER

(CONTINUED)

3. As part of a business activity described by this section a person knowingly transmits money into this state or makes payments in this state without disclosing the identity of each person on whose behalf money was transmitted or payment was made.

6-1203. Exemptions

A. This chapter does not apply to:

1. The United States or any department or agency of the United States.

2. This state, including any political subdivision of this state.

B. This chapter does not apply to the following if engaged in the regular course of their respective businesses, except that the provisions of article 2 of this chapter apply to:

1. A bank, financial institution holding company, credit union, savings and loan association or savings bank, whether organized under the laws of any state or the United States when the term “money transmitter” is used.

2. A person who engages in check cashing or foreign money exchange and engages in other activity regulated under this chapter only as an authorized delegate of a licensee acting within the scope of the contract between the authorized delegate and the licensee.

3. A person licensed pursuant to chapter 5,6, 7 or 8 of this title, chapter 9, article 2 of this title, chapter 12.1 of this title or title 32, chapter 9.

6-1204. Application for license; fees

A. Each application for a license shall be made in writing, under oath and in the form prescribed by the superintendent. The application shall contain at least the following:

1. Copies of the articles of incorporation for the applicant, a listing of all trade names or fictitious names used by the applicant and other information concerning the corporate status of the applicant.

2. The address of the applicant’s principal place of business, the address of each location where the applicant intends to transact business in this state, including any branch offices, and the name and address of each location of any authorized delegates.

3. For each executive officer and director of the applicant and for each executive officer and director of any controlling person, unless the controlling person is a publicly traded company on a recognized national exchange and has assets in excess of four hundred million dollars, a statement of personal history in the form prescribed by the superintendent.

4. An identification statement for each branch manager and responsible individual including all of the following:

(a) Name and any aliases or previous names used.

(b) Date and place of birth.

(c) Alien registration information, if applicable.

(d) Employment history and residence addresses for the preceding fifteen years.

(e) Social security number.

(f) Criminal convictions, excluding traffic offenses.

5. The name and address of each authorized delegate.

6. The identity of any account in any financial institution through which the applicant intends to conduct any business regulated under this chapter.

7. A financial statement audited by a licensed independent certified public accountant.

B. Each application shall be accompanied by the nonrefundable application fee and an annual fee as prescribed in section 6-126.

6-1205. Bond required; conditions; notice; cancellation; substitution

A. Each application for a license shall be accompanied by and each licensee shall maintain at all times a bond executed by the licensee as principal and a surety company authorized to do business in this state as surety. The bond shall be in the amount of twenty-five thousand dollars for a licensee with five or fewer authorized delegates and locations, one hundred thousand dollars for a licensee with more than five but fewer than twenty-one authorized delegates and locations and an additional five thousand dollars for each authorized delegate and location in excess of twenty but fewer than two hundred one authorized delegates and locations, to a maximum of two hundred fifty thousand dollars and an additional five thousand dollars for each authorized delegate and location in excess of two hundred authorized delegates and locations, to a maximum of five hundred thousand dollars.

B. The bond shall be conditioned on the faithful compliance of the licensee, including its directors, officers, authorized delegates and employees, with this chapter. The bond shall be payable to any person injured by the wrongful act, default, fraud or misrepresentation of the licensee, his authorized delegates or his employees or to the state for the benefit of the person injured. Only one bond is required for any licensee irrespective of the number of officers, directors, locations, employees or authorized delegates of that licensee.

C. The bond shall remain in effect until cancelled by the surety, which cancellation may be had only after thirty days’ written notice to the superintendent. That cancellation does not affect any liability incurred or accrued during the thirty day period.

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D. In lieu of the bond prescribed in this section, an applicant for a license or a licensee may deposit with the superintendent cash or alternatives to cash acceptable to the superintendent in the amount of the required bond. Notwithstanding section 35-155, subsection E, the principal amount of the deposit shall be released only on written authorization of the superintendent or on the order of a court of competent jurisdiction. The principal amount of the deposit shall not be released to the licensee before the expiration of five years from the first occurrence of any of the following:

1. The date of substitution of a bond for a cash alternative unless the superintendent determines in his discretion that the bond constitutes adequate security for all past, present or future obligations of the licensee. After that determination, the cash alternative may be immediately released.

2. The surrender of the license.

3. The revocation of the license.

4. The expiration of the license.

E. Notwithstanding subsections A through D of this section, if the required amount of the bond is reduced, whether by change in the number of authorized delegates or locations or by legislative action, a cash deposit in lieu of that bond shall not be correspondingly reduced but shall be maintained at the higher amount until the expiration of three years from the effective date of the reduction in the required amount of that bond unless the superintendent in his discretion determines otherwise.

6-1205.01. Net worth requirements

A. Each applicant for a license shall have and each licensee shall maintain at all times a net worth of at least one hundred thousand dollars, calculated according to generally accepted accounting principles.

B. Any licensee who is engaged in the business regulated under this chapter at more than one location pursuant to section 6-1207 or through authorized delegates pursuant to section 6-1208 shall have an additional net worth of fifty thousand dollars for each location or authorized delegate located in this state, as applicable, to a maximum of five hundred thousand dollars are.

C. A licensee whose business conducts a total of more than five hundred thousand dollars in transactions that involve transmitting money in an amount of one thousand dollars or more during the preceding year shall maintain net worth in addition to the amounts required by subsections A and B of this section. The additional net worth shall be not less than ten per cent of the total of such transactions conducted in this slate, calculated according to generally accepted accounting principles to a maximum of five hundred thousand dollars.

6-1206. Issuance of license; renewal

A. On the filing of a complete application, the superintendent shall investigate the financial condition and responsibility, financial and business experience, character and general fitness of the applicant. In his discretion, the superintendent may conduct an on-site investigation of the applicant, the reasonable cost of which shall be borne by the applicant. The superintendent shall issue a license to an applicant if the superintendent finds that all of the following conditions are met:

1. The applicant has complied with sections 6-1204, 6-1205 and 6-1205.01.

2. The competence, experience and integrity of the officers, directors and controlling persons and any proposed management personnel indicate that it would be in the interest of the public to permit such person to participate in the affairs of a licensee.

3. The applicant has paid the required license fee.

B. The superintendent shall approve or deny every application for an original license within one hundred twenty days after the date an application is complete, which period may be extended by the written consent of the applicant. The superintendent shall notify the applicant of the date on which the application is determined to be complete. In the absence of approval or denial of the application or consent to the extension of the one hundred twenty day period, the application is deemed approved and the superintendent shall issue the license effective as of the first business day after that one hundred twenty day period or any extended period.

C. A licensee shall pay a renewal fee as prescribed in section 6-126 on or before November 1 of each year. The renewal fee shall be accompanied by a renewal application in the form prescribed by the superintendent. A license for which no renewal fee and application have been received by November 1 shall be suspended. A licensee may renew a suspended license no later than December 1 of the year of expiration by paying the renewal fee plus one hundred dollars for each day the renewal fee and application were not received by the superintendent. A license expires on December 1 of each year, unless earlier renewed, surrendered or revoked. A license shall not be granted to the holder of an expired license or to an incorporator, director or officer of the holder of an expired license except on compliance with the requirements provided in this article for an original license.

6-1207. Principal and branch offices; notices

A. A licensee shall designate and maintain a principal place of business for the transaction of business regulated by this chapter. If a licensee maintains one or more places of business in this state, the licensee shall designate a place of business in this state as its principal place of business for purposes of this section. The license shall specify the address of the principal place of business and shall designate a responsible individual for its principal place of business.

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B. If a licensee maintains one or more locations in this state in addition to a principal place of business, and those locations are to be under the control of the licensee and not under the control of authorized delegates as prescribed in section 6-1208, the licensee shall obtain a branch office license from the superintendent for each additional location by filing an application as required by the superintendent at the time the licensee files its license application. If branch offices are added by the licensee, the licensee shall file with the superintendent an application for a branch office license with the licensee’s next quarterly fiscal report prescribed by section 6-1211. The superintendent shall issue a branch office license if the superintendent determines that the licensee has complied with the provisions of this subsection. The license shall indicate on its face the address of the branch office and shall designate a manager for each branch office to oversee that office. The superintendent may disapprove the designated manager then or at any later time if the superintendent finds that the competence, experience and integrity of the branch manager warrants disapproval. A person may be designated as the manager for more than one branch. The licensee shall submit a fee as prescribed in section 6-126 for each branch office license.

C. A licensee shall prominently display the money transmitter license in its principal place of business and the branch office license in each branch office. Each authorized delegate shall prominently display at each location a notice in a form prescribed by the superintendent that indicates that the authorized delegate is an authorized delegate of a licensee under this chapter.

D. If the address of the principal place of business or any branch office is changed, the licensee shall immediately notify the superintendent of the change. The superintendent shall endorse the change of address on the license for a fee as prescribed in section 6-126.

6-1208. Authorized delegates of licensee; reports

A. A licensee may conduct the business regulated under this chapter at one or more locations in this state through authorized delegates designated by the licensee.

B. Each contract between a licensee and an authorized delegate shall require the authorized delegate to operate in full compliance with the law and shall contain as an appendix a current copy of this chapter. The licensee shall provide each authorized delegate with operating policies and procedures sufficient to permit compliance by the delegate with the provisions of title 13, chapter 23 and this chapter and rules adopted pursuant to this chapter. The licensee shall promptly update the policies and procedures to permit compliance with those laws and rules.

C. An authorized delegate is not liable for any obligation imposed on its licensee by this chapter with respect to the business for which it is a delegate. On suspension or revocation of a license or the failure of a licensee to renew its license, the superintendent shall notify all delegates of the licensee who are on record with the department of the department’s action. On receipt of this notice, an authorized delegate shall immediately cease to operate as a delegate of that licensee.

6-1209. Cease and desist orders; examinations

A. In addition to his authority under section 6-137, the superintendent may issue an order to cease and desist against a licensee, requiring the licensee to cease conducting its business through an authorized delegate and to take appropriate affirmative action, pursuant to section 6-137, if the superintendent finds that:

1. The authorized delegate has violated, is violating or is about to violate any applicable law or rule or order of the superintendent.

2. The authorized delegate has failed to cooperate with an examination or investigation by the superintendent or the attorney general authorized by this title.

3. The competence, experience, integrity or overall moral character of the authorized delegate or any controlling person of the authorized delegate indicates that it would not be in the interest of the public to permit that person to participate in the business regulated under this chapter.

4. The financial condition of the authorized delegate is such that it might prejudice the interests of the public in the conduct of the business regulated under this chapter.

5. The authorized delegate has engaged, is engaging or is about to engage in any unsafe or unsound act, practice or transaction or an act, practice or transaction that constitutes a violation of this title or of any rule or order of the superintendent.

B. Any business for which a license is required by this chapter conducted by an authorized delegate outside the scope of authority conferred in the contract between the authorized delegate and the licensee is unlicensed activity. An authorized delegate of a licensee holds in trust for the benefit of the licensee all monies received from the sale or delivery of the licensee’s payment instruments or monies received for transmission. If an authorized delegate commingles any such monies with any monies or other property owned or controlled by the authorized delegate, a trust against all commingled proceeds and other monies or property owned or controlled by the authorized delegate is imposed in favor of the licensee in an amount equal to the amount of the proceeds due the licensee.

C. An authorized delegate is subject to examination by the superintendent at the discretion of the superintendent. The licensee is responsible for the payment of an assessment for the examination of its authorized delegates to the extent that the examination relates to the activities conducted by the authorized delegate on behalf of the licensee. That assessment shall be made at the rate set by the superintendent for examination of an enterprise pursuant to section 6-125, subsection B, and payment of that assessment shall be made as prescribed by section 6-125.

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6-1210. Suspension or revocation of licenses

The superintendent may suspend or revoke a license if the superintendent finds any of the following:

1. The licensee has made a material misstatement or suppressed or withheld information on an application for a license or any document required to be filed with the superintendent.

2. A fact or condition exists that, if it had existed or had been known at the time the licensee applied for its license, would have been grounds for denying the application.

3. The licensee is insolvent as defined in section 47-1201.

4. The licensee has violated any provision of title 13, chapter 23, this chapter or rules adopted pursuant to this chapter or any order of the superintendent.

5. An authorized delegate of the licensee has violated any provision of title 13, chapter 23, this chapter or rules adopted thereunder or any order of the superintendent as a result of a course of negligent failure to supervise or as a result of the willful misconduct of the licensee.

6. The licensee refuses to permit the superintendent or the attorney general to make any examination authorized by this title.

7. The licensee knowingly fails to make any report required by this chapter.

8. The licensee fails to pay a judgment entered in favor of a claimant, plaintiff or creditor in an action arising out of the licensee’s business regulated under this article within thirty days after the judgment becomes final or within thirty days after expiration or termination of a stay of execution or other stay of proceedings, whichever is later. If execution on the judgment is stayed by court order, operation of law or otherwise, proceedings to suspend or revoke the license for failure of the licensee to comply with that judgment may not be commenced by the superintendent under this subsection until thirty days after that stay.

9. The licensee has been convicted in any state of a felony or of any crime involving a breach of trust or dishonesty.

6-1211. Reports

Each licensee shall file with the superintendent within forty-five days after the end of each fiscal quarter a consolidated financial statement including a balance sheet, income and expense statements and a list of all authorized delegates, branch managers, responsible individuals and locations within this state that have been added or terminated by the licensee within the fiscal quarter. Information regarding branch managers and responsible individuals shall include the information prescribed in section 6-1204, subsection A, paragraph 4. For locations and authorized delegates, the licensee shall include the name and street address of each location and authorized delegate.

6-1212. Permissible investments

A. Every licensee shall maintain at all times permissible investments that comply with either of the following:

1. A market value computed in accordance with generally accepted accounting principles of not less than the aggregate amount of all of its outstanding payment instruments.

2. A net carrying value computed in accordance with generally accepted accounting principles of not less than the aggregate amount of all of its outstanding payment instruments, provided the market value of these permissible investments is at least ninety-five per cent of the net carrying value.

B. Notwithstanding any other provision of this chapter, the superintendent, with respect to any particular licensee or all licensees, may limit the extent to which any class of permissible investments as defined in section 6-1201 may be considered a permissible investment, except for money and certificates of deposit. The superintendent may by rule prescribe or by order allow other types of investments which the superintendent determines to have substantially equivalent safety as other permissible investments to be considered a permissible investment under this chapter.

6-1213. Records

A. Each licensee shall keep and use in its business books, accounts and records in accordance with generally accepted accounting principles that will enable the superintendent to determine whether that licensee is complying with the provisions of this chapter. Each licensee and authorized delegate shall preserve its records for at least five years after making the final entry on any transaction. Each authorized delegate shall keep records as required by the superintendent.

B. For each authorized delegate, the licensee shall maintain records that demonstrate that the licensee conducted a reasonable background investigation of each authorized delegate. A licensee shall preserve those records for at least five years after the authorized delegate’s most recent designation by the licensee. For an authorized delegate designated after November 1, 1991, the records shall be available at all times, and for an authorized delegate designated on or before November 1, 1991, the records shall be available at all times after November 1, 1992.

C. The records of the licensee regarding the business regulated under this chapter shall be maintained at its principal place of business or, with notice to the superintendent, at another location designated by the licensee. If the records are maintained

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outside this state, the superintendent may require that the licensee make those records available to the superintendent at his office not more than five business days after demand. The superintendent may further require that those records be accompanied by an individual who is available to answer questions regarding those records and the business regulated under this chapter. The superintendent may require the appearance of a specific individual or may request the licensee to designate an individual knowledgeable with regard to the records and the business. The individual appearing with the records shall be available to the superintendent for up to three business days.

D. On-site examinations of records prescribed by this chapter may be conducted in conjunction with representatives of other state agencies or agencies of another state or of the federal government as determined by the superintendent. In lieu of an on-site examination, the superintendent may accept the examination report of an agency of this state or of another state or of the federal government or a report prepared by an independent licensed certified public accountant. Joint examination or acceptance of an examination report shall not be deemed a waiver of examination assessments provided by law, and joint reports and reports accepted under this subsection are considered an official report of the department for all purposes. Information obtained by examinations prescribed by this article shall be disclosed only as provided in section 6-129.

6-1214. Liability of licensees

Each licensee is liable for the payment of all moneys covered by payment instruments that it sells or issues in any form in this state whether directly or through an authorized delegate and whether as a maker or drawer or as money received for obligors or for transmission by any means whether or not that instrument is a negotiable instrument under the laws of this state.

6-1215. Notice of source of instrument; transaction records

A. Every payment instrument sold by a licensee directly or through an authorized delegate shall bear the name of the licensee and a unique consecutive number clearly stamped or imprinted on it.

B. For every transaction involving the receipt of money from a customer, the licensee or authorized delegate who receives the money shall maintain written records of the transaction. The records may be reduced to computer or other electronic medium. The records collectively shall contain the name of the licensee, the street address of the location where the money was received, the name and street address of the customer if reported to the licensee or authorized delegate, the approximate date of the transaction, the name or other information from which, together with other contemporaneous records, the superintendent can determine the identity of those employees of the licensee or authorized delegate who may have conducted the transaction and the amount of the transaction. The information required by this section shall be available through the licensee or authorized delegate who received the money for at least five years from the date of the transaction.

6-1216. Acquisition of control

A. A person shall not directly or indirectly acquire control of a licensee or controlling person without the prior written approval of the superintendent, except as otherwise provided by this section.

B. An application for approval to acquire control of a licensee shall be in writing in a form prescribed by the superintendent and shall be accompanied by information as the superintendent may require. The application shall be accompanied by the fee prescribed in section 6-126. The superintendent shall act on the application within one hundred twenty days after the date on which the application is complete, unless the applicant consents in writing to an extended period. An application that is not denied or approved within that period shall be deemed approved as of the first business day after the expiration of that period.

C. The superintendent shall deny the application to acquire control of a licensee if he finds that the acquisition of control is contrary to law or determines that disapproval is reasonably necessary to protect the interest of the public. In making that determination, the superintendent shall consider both of the following:

1. Whether the financial condition of the person that seeks to control the licensee might jeopardize the financial condition of the licensee or prejudice the interests of the public in the conduct of the business regulated under this chapter.

2. Whether the competence, experience, integrity and overall moral character of the person that seeks to control the licensee, or the officers, directors and controlling persons of the person that seeks to control the licensee, indicate that it would not be in the interest of the public to permit that person to control the licensee.

D. Nothing in this section prohibits a person from negotiating or entering into agreements subject to the condition that the acquisition of control will not be effective until approval of the superintendent is obtained.

E. This section does not apply to any of the following persons or transactions:

1. A registered dealer who acts as an underwriter or member of a selling group in a public offering of the voting securities of a licensee or controlling person of a licensee.

2. A person who acts as proxy for the sole purpose of voting at a designated meeting of the security holders of a licensee or controlling person of a licensee.

3. A person who acquires control of a licensee or controlling person of a licensee by devise or descent.

4. A person who acquires control of a licensee or controlling person as a personal representative, custodian, guardian, conservator, trustee or any other officer appointed by a court of competent jurisdiction or by operation of law.

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5. A pledgee of a voting security of a licensee or controlling person who does not have the right, as pledgee, to vote that security.

6. A person or transaction that the superintendent by rule or order exempts in the public interest.

F. Before filing an application for approval to acquire control, a person may request in writing a determination from the superintendent as to whether that person will be deemed in control on consummation of a proposed transaction. If the superintendent determines in response to that request that the person will not be in control within the meaning of this chapter, the superintendent shall enter an order to that effect and the proposed transaction is not subject to the requirements of this section.

6-1217. Appointment of superintendent as agent for service of process; forwarding of process; consent to jurisdiction

A. A licensee, an authorized delegate or a person who knowingly engages in business activities that are regulated under this chapter with or without filing an application is deemed to have done both of the following;

1. Consented to the jurisdiction of the courts of this state for all actions arising under this chapter.

2. Appointed the superintendent as his lawful agent for the purpose of accepting service of process in any action, suit or proceeding that may arise under this chapter.

B. Within three business days after service of process upon the superintendent, the superintendent shall transmit by certified mail copies of all lawful process accepted by the superintendent as an agent to that person at its last known address. Service of process shall be considered complete three business days after the superintendent deposits the copies of the documents in the United States mail.

6-1218. Prohibited transactions

A person shall not engage in conduct requiring a license under this chapter as an authorized delegate of a principal if that principal is not licensed under this chapter. A person who does so shall be deemed to be the principal seller, issuer or actor, and not merely an authorized delegate, and is liable to the holder, remitter or customer as the principal.

6-1241. Reports to the attorney general; investigation; violation; classification

A. Within thirty days after any transaction or series or pattern of transactions that is conducted or attempted by, at or through the business and that involves or aggregates five thousand dollars or more in funds or other assets, each licensee and authorized delegate of a licensee and each money transmitter shall file with the attorney general’s office in a form prescribed by the attorney general a report of the transaction or series or pattern of transactions if the licensee, authorized delegate or money transmitter knows, suspects or has reason to suspect that the activity either:

1. Involves funds that are derived from illegal activities, is intended or conducted in order to hide or disguise funds or other assets that are derived from illegal activities, including, without limitation, the ownership, nature, source, location or control of the funds or other assets, as part of a plan to violate or evade any law or regulation or to avoid any transaction reporting requirement under this chapter or may constitute a possible money laundering violation under section 13-2317 or another racketeering violation as defined in section 13-2301.

2. Has no business or apparent lawful purpose or is not the sort of activity in which the particular customer would normally be expected to engage and the licensee, authorized delegate or money transmitter knows of no reasonable explanation for the activity after examining the available facts, including the background and possible purpose of the activity.

B. A licensee, authorized delegate or money transmitter that is required to file a report regarding business conducted in this state pursuant to the currency and foreign transactions reporting act (31 United States Code sections 5311 through 5326, including any special measures that are established under 31 United States Code section 5318A, and 31 Code of Federal Regulations part 103 or 12 Code of Federal Regulations section 21.11) shall file a duplicate of that report with the attorney general.

C. All persons who are engaged in a trade or business and who receive more than ten thousand dollars in money in one transaction or who receive more than ten thousand dollars in money through two or more related transactions shall complete and file with the attorney general the information required by 31 United States Code section 5331 and the federal regulations relating to this section concerning reports relating to cash received in trade or business.

D. A licensee, authorized delegate or money transmitter that is regulated under the currency and foreign transactions reporting act (31 United States Code section 5325 and 31 Code of Federal Regulations part 103) and that is required to make available prescribed records to the secretary of the United States department of treasury on request at any time shall follow the same prescribed procedures and create and maintain the same prescribed records relating to each transaction.

E. In addition to the requirements under subsection D of this section and in connection with each transaction that involves transmitting money in an amount of one thousand dollars or more, whether sending or receiving, a licensee or, for transactions conducted through an authorized delegate, an authorized delegate shall retain a record of each of the following:

1. The name and social security or taxpayer identification number, if any, of the individual presenting the transaction and the person and the entity on whose behalf the transaction is to be effected.

2. The type and number of the customer’s verified photographic identification, as described in 31 Code of Federal Regulations section 103.28.

3. The customer’s current occupation.

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4. The customer’s current residential address.

5. The customer’s signature.

F. Subsection E of this section does not apply to transactions by which the licensee’s customer is making a bill payment either to a commercial creditor pursuant to a contract between the licensee and the commercial creditor or to a utility company.

G. Each licensee shall create records that reflect the provision of updated operating policies and procedures pursuant to section 6- 1208, subsection B and of instruction that promotes compliance with this chapter, title 13, chapter 23 and 31 United States Code section 5318, including the identification of the provider and the material and instruction that were provided,

H. On request of the attorney general, a county attorney or the superintendent, a licensee, authorized delegate or money transmitter shall make any records that are created pursuant to this section available to the attorney general, a county attorney or the superintendent at any time.

I. A licensee or, for transactions conducted through an authorized delegate, an authorized delegate shall maintain any customer identification records that are created pursuant to subsection E of this section for three years. After three years, the licensee or, for transactions conducted through an authorized delegate, the authorized delegate shall deliver the customer identification records to the attorney general. The attorney general shall make the records available on request to the superintendent or a county attorney but shall not otherwise distribute the customer identification records without a court order. The customer identification records shall not be used for any purpose other than for criminal and civil prosecution and the prevention and detection of fraud and other criminal conduct.

J. If the superintendent or the attorney general finds that reasonable grounds exist for requiring additional record keeping and reporting in order to carry out the purposes of this chapter and to prevent the evasion of this chapter, the superintendent or the attorney general may:

1. Issue an order requiring any group of licensees, authorized delegates or money transmitters in a geographic area to do any of the following:

(a) Obtain information regarding transactions that involve total dollar amounts or denominations of five hundred dollars or more, including the names of any persons participating in those transactions and any persons or entities on whose behalf they are to be effected.

(b) Maintain records of that information for at least five years and make those records available to the attorney general and the superintendent.

(c) File a report with the attorney general and the superintendent regarding any transaction in the manner prescribed in the order.

2. Issue an order exempting any group of licensees or authorized delegates from the requirements of subsection E of this section based on the geographic area, the volume of business conducted, the record of compliance with the reporting requirements of this chapter and other objective criteria.

K. An order issued pursuant to subsection J of this section is not effective for more than one hundred eighty days unless renewed after finding that reasonable grounds exist for continuation of the order.

L. The timely filing of a report required by this section with the appropriate federal agency shall be deemed compliance with the reporting requirements of this section, unless the attorney general has notified the superintendent that reports of that type are not regularly and comprehensively transmitted by that federal agency to the attorney general.

M. This chapter does not preclude a licensee, authorized delegate, money transmitter, financial institution or person engaged in a trade or business from instituting contact with and disclosing customer financial records to appropriate state or local law enforcement agencies if the licensee, authorized delegate, money transmitter, financial institution or person has information that may be relevant to a possible violation of any criminal statute or to the evasion or attempted evasion of any reporting requirement of this chapter.

N. A licensee, authorized delegate, money transmitter, financial institution, person engaged in a trade or business or director, officer, employee, agent or authorized delegate of any of them that keeps or files a record as prescribed by this section, that communicates or discloses information or records under subsection M of this section or that requires another to make any such disclosure is not liable to any person under any law or rule of this state or any political subdivision of this state or under any contract or other legally enforceable agreement, including any arbitration agreement, for the disclosure or for the failure to provide notice of the disclosure to the person who is the subject of the disclosure or to any other person who is identified in the disclosure. This subsection shall be construed to be consistent with 31 United States Code section 5318(g)(3).

O. The attorney general may report any possible violations indicated by analysis of the reports required by this chapter to any appropriate law enforcement agency for use in the proper discharge of its official duties. If an officer or employee of this state or any political subdivision of this state receives a report pursuant to 31 United States Code section 5318(g), the report shall be disclosed only as provided in 31 United States Code section 5318(g). A person who releases information received pursuant to this subsection except in the proper discharge of official duties is guilty of a class 2 misdemeanor.

P. The requirements of this section shall be construed to be consistent with the requirements of the currency and foreign transactions reporting act (31 United States Code sections 5311 through 5326 and federal regulations prescribed under those sections) unless the context otherwise requires.

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Q. A person who refuses to permit any lawful investigation by the superintendent, a county attorney or the attorney general or who refuses to make records available to the superintendent, a county attorney or the attorney general pursuant to subsection H of this section is guilty of a class 6 felony.

6-1242. Investigations

A. The attorney general may conduct investigations within or outside this state to determine if a licensee, authorized delegate. money transmitter, financial institution or person engaged in a trade or business has failed to file a report required by this article or has engaged or is engaging in an act, practice or transaction that constitutes a money laundering violation as provided in section 13-2317.

B. On request of the attorney general, all licensees, authorized delegates, money transmitters and financial institutions shall make their books and records available to the attorney general during normal business hours for inspection and examination in connection with an investigation pursuant to this section.

ARKANSAS REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF ARKANSAS

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Arkansas, the Agent agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall operate in full compliance with the Arkansas Uniform Money Services Act, Ark. Code §§ 23-55-101 to 23-55-1005, and any rules and orders adopted thereunder, as amended from time to time.

2.	The Authorized Delegate shall remit all money owing to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a bank in an account specified by MoneyGram.

3.	If MoneyGram’s license is suspended, revoked or if MoneyGram does not renew its license, the Authorized Delegate shall immediately cease to provide money services as a delegate of MoneyGram after notice is sent or publication made regarding the suspension, revocation or non-renewal.

4.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the authorized delegate is authorized to engage under Ark. Code § 23-55-201 et seq. or Ark. Code § 23-55-401 et seq.

5.	The Authorized Delegate acknowledges and agrees that it holds in trust for the benefit of MoneyGram all money net of fees earned from money transmission.

6.	The Authorized Delegate acknowledges and agrees that it may not use a subdelegate to conduct money services on behalf of MoneyGram.

CALIFORNIA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF CALIFORNIA

Any other provision of this Agreement notwithstanding, if any of the Agent’s locations are in the State of California, the Agent agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Agent as its agent with authority to sell on behalf of MoneyGram payment instruments issued by MoneyGram or to receive transmission money on behalf of MoneyGram.

2.	The Agent will comply with all applicable provisions of Division 16 of the California Financial Code (Payment Instruments) and Division 1, Chapter 14 of the California Financial Code (Transmission of Money Abroad) and all regulations and orders issued under the aforementioned Chapters or any other provision that the Commissioner may find necessary to carry out the provisions of this chapter

3.	The Agent shall make and keep accounts, correspondence, memorandums, papers, books, and other records as the Commissioner of the Department of Financial Services (the “Commissioner”) by regulation or order requires and preserve the records for the time specified by the regulation or order.

4.	The Agent acknowledges and agrees that all funds, less fees due agents provided for and expressly set forth, received by the Agent from the receipt of transmission money on behalf of MoneyGram shall be trust funds owned by and belonging to the person from whom they were received until the time that directions have been given by MoneyGram or its agents for payment abroad of the remittance and funds provided for the payment.

FLORIDA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF FLORIDA

Any other provision of this Agreement notwithstanding, if any of the Authorized Vendor’s locations are in the State of Florida, the Authorized Vendor agrees to the following additional terms with respect to such locations:

1.	The Authorized Vendor shall report to MoneyGram, immediately upon discovery, the theft or loss of currency received for a transmission or payment instrument.

2.	The Authorized Vendor shall display a notice to the public, in such form as prescribed by rule of the Florida Financial Services Commission (the “Commission”), that the Authorized Vendor is the authorized vendor of MoneyGram.

3.	The Authorized Vendor shall remit all amounts owed to MoneyGram for all transmissions accepted and all payment instruments sold in accordance with Agreement between MoneyGram and the Authorized Vendor.

4.	The Authorized Vendor shall hold in trust all currency or payment instruments received for transmissions or for the purchase of payment instruments from the time of receipt by MoneyGram or the Authorized Vendor until the time the transmission obligation is completed.

5.	The Authorized Vendor shall not commingle the money received for transmissions accepted or payment instruments sold on behalf of MoneyGram with the money or property of the Authorized Vendor, except for making change in the ordinary course of the Authorized Vendor’s business, and ensure that the money is accounted for at the end of the business day.

6.	The Authorized Vendor consents to examination or investigation by the Office of Financial Regulation of the Commission.

7.	The Authorized Vendor shall adhere to the applicable state and federal laws and rules pertaining to a money services business.

8.	The Authorized Vendor shall provide such other information or disclosure as may be required by rule.

HAWAII REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF HAWAII

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Hawaii, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the Commissioner of Financial Institutions (the “Commissioner”).

3.	The Authorized Delegate acknowledges that MoneyGram is subject to supervision and regulation by the Commissioner.

4.	That the Authorized Delegate certifies that it is in compliance with the recordkeeping and reporting requirements under Title 31 United States Code Section 5311 et seq., 31 Code of Federal Regulations Part 103, Section 125, and other federal and state laws pertaining to money laundering.

IDAHO REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF IDAHO

Any other provision of this Agreement notwithstanding, if any of the Authorized Representative’s locations are in the State of Idaho, the Authorized Representative agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Representative as its representative with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Representative acknowledges and agrees that neither MoneyGram nor the Authorized Representative may authorize subrepresentatives without the written consent of the Director of the Idaho Department of Finance (the “Director”).

3.	The Authorized Representative acknowledges that MoneyGram is subject to supervision and regulation by the Director.

4.	The Authorized Representative acknowledges and consents to the Director’s inspection, with or without prior notice to MoneyGram or the Authorized Representative, of the books and records of the Authorized Representative when the Director has a reasonable basis to believe that MoneyGram or the Authorized Representative is in violation of the provisions of the Idaho Money Transmitters Act, Idaho Code, Chapter 29, Sections 2901 to 2928.

5.	The Authorized Representative acknowledges and agrees that it is under a duty to act only as authorized by this Agreement, and that if the Authorized Representative exceeds such authority this Agreement is subject to cancellation and the Authorized Representative is subject to disciplinary action by the Director.

ILLINOIS REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF ILLINOIS

Any other provision of this Agreement notwithstanding, if any of the Authorized Seller’s locations are in the State of Illinois, the Authorized Seller agrees to the following additional terms with respect to such locations:

1.	The Authorized Seller shall operate in full compliance with the laws of the State of Illinois and of the United States, including without limitation the Illinois Transmitters of Money Act (the “Act”), Illinois Compiled Statutes, Sections 657/1 – 657/105, and any rules and regulations issued thereunder, as amended from time to time.

2.	The Authorized Seller acknowledges and agrees that it has an affirmative duty not to (1) commit fraud or misrepresentation and (2) submit fraudulent statements to MoneyGram.

3.	The Authorized Seller acknowledges and agrees that it holds in trust for MoneyGram from the moment of receipt the proceeds of any business transacted under the Act in an amount equal to the amount of proceeds due MoneyGram less the amount due the Authorized Seller. The funds shall remain the property of MoneyGram whether or not commingled by the Authorized Seller with its own funds. In the event MoneyGram’s license is revoked by the Director of Financial Institutions (the “Director”), all proceeds then held in trust by the Authorized Seller shall be deemed to have been assigned to the Director.

4.	The Authorized Seller shall upon discovery immediately report to MoneyGram the theft or loss of any payment instrument from MoneyGram or Authorized Seller in Illinois having a value in excess of $100 or an aggregate value of $1,000 in any 3 month period.

5.	The Authorized Seller acknowledges and agrees that it shall not act outside its scope of authority as defined by the Act and by the Agreement between MoneyGram and the Authorized Seller with regard to any transaction regulated by the Act.

INDIANA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF INDIANA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Indiana, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to sell payment instruments and accept funds to be transmitted by or on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize a subdelegate without the written consent of the Indiana Director of the Department of Financial Institutions (the “Director”).

3.	The Authorized Delegate acknowledges that MoneyGram is subject to supervision and regulation by the Director.

4.	The Authorized Delegate acknowledges and consents to the Director’s inspection, with or without prior notice to MoneyGram or the Authorized Delegate, of the books, records, and accounts of the Authorized Delegate when the Director has a reasonable basis to believe that MoneyGram or the Authorized Delegate is in violation of the Indiana Money Transmitters Act, Indiana Code, Chapter 4, Sections 28-8-4-1 to 28-8-4-61.

5.	The Authorized Delegate acknowledges and agrees that it is under a duty to act only as authorized under this Agreement, and that if the Authorized Delegate exceeds such authority this Agreement is subject to cancellation and the Authorized Delegate is subject to disciplinary action by the Director.

IOWA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF IOWA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Iowa, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall comply fully with the Iowa Uniform Money Services Act, Iowa Code Chapter 533C (the “Act”), and any regulations and orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate shall remit all money owing to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a bank in an account specified by MoneyGram.

3.	If MoneyGram’s license is suspended, revoked or MoneyGram does not renew its license, the Authorized Delegate shall immediately cease to provide money services as a delegate of MoneyGram after notice is sent or publication made regarding the suspension, revocation or non-renewal.

4.	The Authorized Delegate acknowledges and agrees that it shall not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the authorized delegate is authorized to engage under Article 2 or 3 of the Iowa Uniform Money Services Act, Iowa Code Chapter 533C.

5.	The Authorized Delegate acknowledges and agrees that it holds in trust for the benefit of MoneyGram all money net of fees received from money transmission.

KENTUCKY REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF KENTUCKY

Any other provision of this Agreement notwithstanding, if any of the Agent’s locations are in the State of Kentucky, the Agent agrees to the following additional terms with respect to such locations:

1.	MoneyGram designates the Agent as its agent with authority to engage in money transmission on behalf of MoneyGram as authorized under the Kentucky Money Transmitters Act, Kentucky Revised Statutes Section 286.11 (the “Act”).

2.	The Agent shall operate in full compliance with the Act, and rules promulgated under the Act, and any order issued by the Executive Director of the Kentucky Office of Financial Institutions (the “Executive Director”).

3.	The Agent acknowledges and agrees that neither MoneyGram nor the Agent may authorize subagents.

4.	The Agent shall timely remit all money legally due to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Agent.

5.	The Agent acknowledges that MoneyGram and the Agent are subject to regulation by the Executive Director.

6.	MoneyGram and the Agent shall comply with all applicable state and federal law.

MAINE REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF MAINE

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Maine, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the Director of the Office of Consumer Credit Regulation within the Department of Professional and Financial Regulation (the “Administrator”).

3.	The Authorized Delegate acknowledges that MoneyGram is subject to supervision and regulation by the Administrator.

\

MARYLAND REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF MARYLAND

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Maryland, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its authorized delegate with authority to engage in the business of money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subagents or subdelegates without the written consent of the Commissioner of Financial Regulation in the Maryland Department of Labor, Licensing and Regulation (the “Commissioner”).

3.	The Authorized Delegate acknowledges and agrees that it is subject to supervision, examination and regulation by the Commissioner.

4.	The Authorized Delegate will operate in full compliance with all applicable laws and regulations.

5.	The Authorized Delegate shall comply with the Maryland Money Transmissions Act, Maryland Financial Institutions Code Title 12, Subtitle 4, Sections 12-401 to 12-430, and any rules and regulations issued thereunder, as amended from time to time and all applicable laws and regulations.

\

MICHIGAN REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF MICHIGAN

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Michigan, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall comply with the Michigan Money Transmission Services Act, Mich. Comp. Laws §§ 487.1001–1047, as amended and all other applicable law.

2.	The Authorized Delegate shall remit all monies owing to the license in accordance with the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a depository financial institution in an amount specified by MoneyGram.

3.	If MoneyGram’s license is suspended or revoked, the Authorized Delegate shall immediately cease providing money transmission services as an authorized delegate of MoneyGram upon notice of the suspension or revocation.

4.	The Authorized Delegate acknowledges and agrees that the Authorized Delegate shall not provide money transmission services outside the scope of activity permissible under this Agreement, except activity in which the Authorized Delegate is otherwise authorized to engage.

5.	The Authorized Delegate acknowledges and agrees that the Authorized Delegate holds all money received from providing money transmission services, reduced by any fees owed to the Authorized Delegate by MoneyGram, in escrow for the benefit of MoneyGram.

MINNESOTA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF MINNESOTA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Minnesota, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the Minnesota Commissioner of Commerce (the “Commissioner”).

3.	The Authorized Delegate acknowledges that MoneyGram is subject to supervision and regulation by the Commissioner and that as a part of that supervision and regulation, the Commissioner may require MoneyGram to cancel this Agreement as a result of a violation of section 53B.21 of the Minnesota Money Transmitters Act, Minn. Stat. §§ 53B.01 – 53B.26.

NEW JERSEY REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF NEW JERSEY

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of New Jersey, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in the activities of a money transmitter on behalf of MoneyGram.

NEW YORK REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF NEW YORK

Any other provision of this Agreement notwithstanding, if any of the Agent’s locations are in the State of New York, the Agent agrees to the following additional terms with respect to such locations:

1.	MoneyGram is licensed by the Superintendent of Banks of the State of New York (the “Superintendent”) to engage in the business of issuing and selling money orders denominated in United States currency and receiving money for transmission within this country and abroad pursuant to the provisions of Article XIII-B of the Banking Law. MoneyGram may conduct such businesses through an agent and subagent.

2.	The Agent shall not act on behalf of the consumer as a courier for the transmission of money which activity requires licensing as a money transmitter, and any money orders sold in the State of New York may not be retained by the Agent and subagent, if any, but must be given to the purchasers of the instruments for their own delivery to the beneficiary.

3.	The Agent acknowledges and agrees that the Superintendent reserves the right to inspect, with or without prior notice to MoneyGram or the Agent or subagent, if any, the books and records of the Agent and any subagent(s) of MoneyGram, and that the expenses incurred by the Superintendent in making any such inspection shall be borne by MoneyGram.

4.	The Agent shall not sell any travelers check, money order or other money transmission instrument in the State of New York unless MoneyGram’s name shall clearly appear on the face of the instrument and MoneyGram shall not condition its engagement as obligor under the payment instrument upon the remittance of proceeds of sale from the Agent and subagent, if any.

5.	The Agent shall not sell any travelers check, money order or other money transmission instrument in the State of New York unless the Agent and subagent, if any, has provided the Superintendent with a written and irrevocable consent to examine, have access to, and retain copies of all of its books and records, wherever maintained, relating to these activities.

6.	The Agent acknowledges and agrees that it is under a duty to act only as authorized under the Agreement between MoneyGram and the Agent, and the Agent and subagent, if any, who exceeds such authority is subject to cancellation of this Agreement and may result in further disciplinary action against MoneyGram by the Superintendent.

7.	The Agent shall not sell or deliver money orders over-the-counter to the public or engage in the business of receiving money for transmission in a manner that would require the Agent to be licensed under Article XIII-B, Section 648 of the Banking Law, New York State Consolidated Laws. Section 648 provides that:

§648. Agents and subagents

A licensee may conduct its business at one or more locations within this state, as follows:

(a)	The business may be conducted through or by means of such agents and subagents as the licensee may from time to lime designate or appoint.

(b)	No license under this article shall be required of any agent or subagent of a licensee except as provided in the following subsection.

NEW YORK REGULATORY RIDER

(CONTINUED)

(c)	An agent or subagent, other than a person expressly excepted from the application of this article, who sells or delivers the licensee’s checks over-the-counter to the public shall not be exempt from licensing under this article if such agent or subagent in the ordinary conduct of such business receives or at any time has access to (1) the licensee’s checks which, having been paid, are returned through banking channels or otherwise for verification or for reconciliation or accounting with respect thereto or (2) bank statements relating to checks so returned. No license under this article shall be required of an agent, including a general or managing agent, of a licensee who does not directly sell or deliver the licensee’s checks over-the-counter to the public.

NORTH CAROLINA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF NORTH CAROLINA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of North Carolina, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the North Carolina Commissioner of Banks (the “Commissioner”).

3.	The Authorized Delegate acknowledges that MoneyGram is subject to supervision and regulation by the Commissioner.

4.	That MoneyGram shall issue a certificate of authority for each location at which it conducts licensed activities in North Carolina through the Authorized Delegate. The certificate shall be posted in public view at each location of the Authorized Delegate in North Carolina and shall state as follows: “Money transmission on behalf of MoneyGram Payment Systems, Inc. is conducted at this location pursuant to the Money Transmitters Act.”

NORTH DAKOTA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF NORTH DAKOTA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of North Dakota, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the Commissioner of the North Dakota Department of Financial Institutions (the “Commissioner”).

3.	The Authorized Delegate acknowledges that MoneyGram is subject to supervision and regulation by the Commissioner.

OHIO REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF OHIO

Any other provisions of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Ohio, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall operate in full compliance with the laws of the State of Ohio and of the United States regulating money transmission activities, including without limitation Ohio Revised Code Sections 1315.01 to 1315.99 (Transmitters of Money; Check Cashing Businesses), and any rules and regulations issued thereunder, as amended from time to time.

OKLAHOMA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF OKLAHOMA

Any other provisions of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Oklahoma, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall perform the Services in compliance with the Oklahoma Financial Transaction Reporting Act, Oklahoma Statutes Title 6, Sections 1511 et seq. (the “Act”) and any regulations adopted or orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate shall remit all money owing to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a bank in an account specified by MoneyGram.

3.	If MoneyGram’s license is suspended or revoked or MoneyGram does not renew its license, the Authorized Delegate shall immediately cease providing money transmission services as a delegate of MoneyGram after notice is sent or publication made regarding the suspension, revocation or non-renewal.

4.	The Authorized Delegate may not provide money transmission services outside the scope of activity permissible under this Agreement unless the Authorized Delegate holds its own license under the Act or other money transmission services laws.

5.	The Authorized Delegate holds in trust for the benefit of MoneyGram all money net of fees received from money transmission.

6.	The Authorized Delegate acknowledges and agrees that the Authorized Delegate may not use a subdelegate to conduct money transmission services on behalf of MoneyGram.

OREGON REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF OREGON

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Oregon, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the Director of the Department of Consumer and Business Services of the State of Oregon (the “Director”).

3.	The Authorized Delegate acknowledges that MoneyGram, the Authorized Delegate, and any subdelegates are subject to supervision and regulation by the Director.

SOUTH DAKOTA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF SOUTH DAKOTA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of South Dakota, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the Director of the Division of Banking of the State of South Dakota (the “Director”).

3.	The Authorized Delegate acknowledges and that MoneyGram is subject to supervision and regulation by the Director.

TENNESSEE REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF TENNESSEE

Any other provision of this Agreement notwithstanding, if any of the Authorized Agent’s locations are in the State of Tennessee, the Authorized Agent agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Agent as its agent with authority to sell payment instruments or transmit money on behalf of MoneyGram in compliance with the Tennessee Money Transmitter Act of 1994, Title 45, Chapter 7, Sections 201 to 226, and any regulations adopted or orders issued thereunder, as amended from time to time, and federal law.

2.	The Authorized Agent acknowledges and agrees that neither MoneyGram nor the Authorized Agent may authorize subagents without the written consent of the Commissioner of Financial Institutions of the State of Tennessee (the “Commissioner”).

3.	The Authorized Agent acknowledges that MoneyGram is subject to supervision and regulation by the Commissioner.

4.	The Authorized Agent acknowledges and consents to the Commissioner’s inspection, with or without prior notice to MoneyGram or the Authorized Agent or agents, of the books and records of the Authorized Agent or agents of MoneyGram.

5.	The Authorized Agent acknowledges and agrees that it is under a duty to act only as authorized under this Agreement, and that if the Authorized Agent exceeds such authority this Agreement is subject to cancellation by MoneyGram and the Authorized Agent is subject to disciplinary action by the Commissioner.

TEXAS REGULATORY RIDER Legal MGI 1042(10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF TEXAS

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Texas, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	Money Gram appoints the Authorized Delegate as MoneyGram’s authorized delegate with the authority to conduct money transmission on behalf of MoneyGram in compliance with the Texas Regulation of Money Services Business, Chapter 151 of the Texas Finance Code, and any rules adopted or orders issued thereunder, as amended from time to time.

2.	MoneyGram and the Authorized Delegate acknowledge that the contract between them sets forth the nature and scope of the relationship between MoneyGram and the Authorized Delegate and the respective rights and responsibilities of the parties.

3.	The Authorized Delegate certifies that it is familiar with and agrees to fully comply with all applicable state and federal laws, rules, and regulations pertaining to money transmission, including the Texas Regulation of Money Services Business, Chapter 151 of the Texas Finance Code and any rules adopted or orders issued thereunder, relevant provisions of the Bank Secrecy Act and the USA PATRIOT ACT, and Chapter 271 of the Texas Finance Code.

4.	The Authorized Delegate shall remit all money owed to MoneyGram: (1) not later than the 10th business day after the date the Authorized Delegate receives the money; (2) in accordance with the contract between MoneyGram and the Authorized Delegate; or (3) as directed by the commissioner. The Authorized Delegate may remit the money at a later date if the Authorized Delegate maintains on deposit with an office of a federally insured financial institution located in the United States an amount that: (1) is in an account solely in the name of MoneyGram; and (2) for each day by which the period before the remittance exceeds 10 business days, is not less than the outstanding obligations of MoneyGram routinely incurred by the Authorized Delegate on a daily basis.

5.	MoneyGram shall hold in trust all money received for transmission directly or from the Authorized Delegate from the time of receipt until the time the transmission obligation is discharged. A trust resulting from MoneyGram’s actions is in favor of the persons to whom the related money transmission obligations are owed. The Authorized Delegate shall hold in trust all money received for transmission by or for MoneyGram from the time of receipt until the time the money is remitted by the Authorized Delegate to MoneyGram. A trust resulting from the Authorized Delegate’s actions is in favor of MoneyGram. The Authorized Delegate may not commingle the money received for transmission by or for MoneyGram with the Authorized Delegate’s own money or other property, except to use in the ordinary course of the Authorized Delegate’s business for the purpose of making change, if the money is accounted for at the end of each business day. If MoneyGram or the Authorized Delegate commingles any money received for transmission with money or other property owned or controlled by MoneyGram or the Authorized Delegate, all commingled money and other property are impressed with a trust as provided by section 151.404 of the Texas Finance Code in an amount equal to the amount of

TEXAS REGULATORY RIDER

(CONTINUED)

money received for transmission, less the amount of fees paid for the transmission. If the commissioner revokes MoneyGram’s license under section 151.703 of the Texas Finance Code, all money held in trust by MoneyGram and the Authorized Delegates is assigned to the commissioner for the benefit of the persons to whom the related money transmission obligations are owed. Money of MoneyGram or the Authorized Delegate impressed with a trust under section 151.404 of the Texas Finance Code may not be considered an asset or property of MoneyGram or Authorized Delegate in the event of bankruptcy, receivership, or a claim against MoneyGram or Authorized Delegate unrelated to MoneyGram’s or Authorized Delegate’s obligations under Chapter 151 of the Texas Finance Code.

6.	The Authorized Delegate shall prepare and maintain records as required by Chapter 151 of the Texas Finance Code or any rules adopted or orders issued thereunder or as reasonably requested by the commissioner.

7.	MoneyGram and the Authorized Delegate acknowledge that the Authorized Delegate consents to examination or investigation by the commissioner.

8.	MoneyGram is subject to regulation by the commissioner and that, as part of that regulation, the commissioner may suspend or revoke an authorized delegate designation or require MoneyGram to terminate an authorized delegate designation.

9.	The Authorized Delegate acknowledges receipt of the written policies and procedures adopted by MoneyGram to ensure that the Authorized Delegate complies with applicable state and federal law.

10.	The Authorized Delegate acknowledge that it has been provided regulatory website addresses through which the Authorized Delegate can access Chapters 151 and 271 of the Texas Finance Code and rules adopted under those chapters (www.banking.state.tx.us) and the Bank Secrecy Act and the USA PATRIOT ACT (www.msb.gov and www.fincen.gov).

Signature:	Printed Name:

Applicant Title:	Date:

VERMONT REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF VERMONT

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Vermont, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall perform the Services and operate its business in full compliance with Chapter 79, Title 8 of the Vermont Statutes (Money Services) (the “Act”), and any rules adopted or orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate shall remit all money owing to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive the money, or to deposit money in a depository institution within the meaning of Title 8 Vt. Stat. § 11101(24), in an account specified by MoneyGram.

3.	If MoneyGram’s license is suspended, revoked or nonrenewed, the Authorized Delegate shall immediately cease to provide money services as a delegate of MoneyGram after notice is sent or publication made regarding the suspension, revocation or non-renewal.

4.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except for activity in which the authorized delegate is otherwise licensed or authorized to engage.

5.	The Authorized Delegate acknowledges and agrees that it holds in trust for the benefit of MoneyGram all money less fees earned from money transmission.

6.	The Authorized Delegate acknowledges and agrees that it shall not provide money services on behalf of a person not licensed under the Act.

WASHINGTON REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF WASHINGTON

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Washington, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall operate in full compliance with the State of Washington Uniform Money Services Act, Rev. Code Wash. §§ 19.230.005 to 19.230.905 and any rules adopted or orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates.

3.	The Authorized Delegate shall remit all money owing to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a bank in an account specified by MoneyGram.

4.	If MoneyGram’s license is suspended or revoked or if MoneyGram surrenders its license, the Authorized Delegate shall immediately cease to provide money services as a delegate of MoneyGram upon receipt of notice or after publication is made that MoneyGram’s license has been suspended, revoked or surrendered.

5.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity allowed MoneyGram under its license.

6.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the Authorized Delegate is authorized to engage under Rev. Code Wash. §§ 19.230.030 or 19.230.080.

WEST VIRGINIA REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF WEST VIRGINIA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of West Virginia, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall perform the Services under the Agreement in full compliance with the laws of the State of West Virginia and of the United States.

2.	The Authorized Delegate acknowledges and agrees that it has an affirmative duty not to (1) commit fraud or misrepresentation or (2) submit fraudulent statements to MoneyGram.

3.	The Authorized Delegate acknowledges and agrees that it holds in trust for MoneyGram from the moment of receipt of the proceeds of any business transacted under West Virginia Code §§ 32A-2-1 to 32-A-28 (Check and Money Order Sales, Money Transmission Services, Transportation and Currency Exchange) (the “Act”) in an amount equal to the amount of proceeds due MoneyGram less the amount due the Authorized Delegate. The funds shall remain the property of MoneyGram whether or not commingled by the Authorized Delegate with its own funds. In the event MoneyGram’s license is revoked by the Commissioner of Banking (the “Commissioner”), all proceeds held in trust by the Authorized Delegate are considered to be assigned to the Commissioner.

4.	The Authorized Delegate shall report to MoneyGram the theft or loss of payment instruments within twenty-four hours from the time the Authorized Delegate knew or should have known of the theft or loss.

5.	The Authorized Delegate acknowledges and agrees that it shall not act outside its scope of authority under the Act and by the Agreement between MoneyGram and the Authorized Delegate with regard to any transaction regulated by the Act.

WYOMING REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

STATE OF WYOMING

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the State of Wyoming, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

2.	The Authorized Delegate acknowledges and agrees that neither MoneyGram nor the Authorized Delegate may authorize subdelegates without the written consent of the State Banking Commissioner (the “Commissioner”).

3.	The Authorized Delegate acknowledges that it is subject to supervision and regulation by the Commissioner.

U.S. VIRGIN ISLANDS REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

U.S. VIRGIN ISLANDS

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the U.S. Virgin Islands, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	The Authorized Delegate shall perform the Services in full compliance with the U.S. Virgin Islands Uniform Money Services Act, V.I. Code Title 9, §§ 501 to 592 (the “Act”), and any regulations adopted or orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate shall remit all money owing to MoneyGram under the terms of the Agreement between MoneyGram and the Authorized Delegate. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a bank in an account specified by MoneyGram.

3.	If MoneyGram’s license is suspended, revoked or if MoneyGram does not renew its license, the Authorized Delegate shall immediately cease to provide money services as a delegate of MoneyGram after notice is sent or publication made regarding the suspension, revocation or non-renewal.

4.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the authorized delegate is authorized to engage under subchapter 2, 3 or 4 of the Act.

5.	The Authorized Delegate acknowledges and agrees that it holds in trust for the benefit of MoneyGram all money net of fees received from money transmission.

6.	The Authorized Delegate acknowledges and agrees that it may not use subdelegates to conduct money services on behalf of MoneyGram.

WASHINGTON D.C. REGULATORY RIDER

Legal

MGI NNNN (10/08)

THESE ADDITIONAL REQUIREMENTS WILL APPLY TO SALES IN THE

DISTRICT OF COLUMBIA

Any other provision of this Agreement notwithstanding, if any of the Authorized Delegate’s locations are in the District of Columbia, the Authorized Delegate agrees to the following additional terms with respect to such locations:

1.	MoneyGram appoints the Authorized Delegate as its delegate with authority to engage in money transmission on behalf of MoneyGram.

Exhibit 3

[MoneyGram Compliance Policy - Attached]

EXHIBIT 3 (MONEYGRAM COMPLIANCE POLICY) - PAGE 1

Anti-Money Laundering Compliance Policy

MoneyGram Agents

© 2012 MoneyGram International Inc.

MoneyGram Agents are important partners as we work together to sell MoneyGram® money transfer services, and other applicable products, to valued customers. MoneyGram and its Agents are required to comply with various governmental regulations. In addition, MoneyGram has set some standard expectations of its Agents in order to offer its services.

REGULATORY COMPLIANCE

MoneyGram Agents must operate in a legal manner by:

•	acquiring any registration or license required by federal, state or local governments, whenever applicable,

•	complying with all applicable laws and regulations, including implementing a written anti-money laundering (AML) compliance program,

•	addressing consumer fraud prevention, privacy & data security requirements, and

•	following MoneyGram’s policies and procedures and adopting industry best practices.

DESIGNATED COMPLIANCE PERSONNEL

When you designate the compliance officer or a the compliance contact responsible for carrying out your AML compliance program, he or she should:

•	be sufficiently knowledgeable about your day-to-day business,

•	be trained in AML regulatory requirements, and

•	have appropriate authority to implement your compliance program at your location(s), and throughout your network if applicable.

AML PROGRAM REQUIREMENTS

Agents are considered money services businesses (MSBs) or money transmitters. In addition to designating a compliance officer or compliance contact, Agents must have a written AML compliance program that covers the following key components:

•	AML policies & procedures, known as internal controls, for your employees to follow in carrying out your business,

•	procedures covering transaction monitoring and analysis for the purpose of detecting potential suspicious activity or large currency transactions (if applicable)

•

procedures covering customer transactions, allowing you to meet government record keeping and reporting requirements, e.g., the filing of large currency transaction and suspicious activity / transaction reports,

•	compliance training periodically for your compliance officer and all employees selling MoneyGram® money orders or MoneyGram® money transfer services, and

•	periodic independent reviews to evaluate effectiveness of your AML Program (applicable only in certain jurisdictions).

As part of your AML compliance program, your compliance officer or designated compliance contact should perform transaction monitoring on an ongoing basis to identify and report (where applicable) on unusual or suspicious activity, as well as to report on large currency transactions (where applicable).

© 2012 MoneyGram International Inc.

TRANSACTION PROCESSING

In accordance with local requirements and MoneyGram policy, Agents are required to obtain and/or record identification information before a customer is allowed to conduct a transaction. MoneyGram® services should not be used to facilitate any illegal activity, including but not limited to money laundering, terrorist financing, and/or fraud.

COOPERATION ON MONEYGRAM, REGULATORY AND LAW ENFORCEMENT REQUESTS

MoneyGram and its Agents are subject to being examined for compliance with regulatory expectations. We expect you to be:

•	cooperative in response to any MoneyGram request for records or other information,

•

cooperative in response to MoneyGram’s Agent Oversight Program, which will include periodic program reviews to evaluate your compliance program and may include corrective action measures if deficiencies exist

•	cooperative in any regulatory exam, inspection or compliance review of your business, and

•	responsive should you receive an appropriate governmental request for records or a subpoena / law enforcement request related to selling MoneyGram’s products and services.

ONLINE AML AND FRAUD TRAINING FOR COMPLIANCE OFFICERS AND EMPLOYEES

AML courses are available for United States and Canadian Agents & employees on MoneyGram’s learning management system at www.moneygramu.com. Online training includes:

•	AML Compliance Overview

•	How to Identify Suspicious Activity

•	Recordkeeping Requirements for Money Transfers and Money Orders

•	How to Complete CTRs and SARs

•	Agent and Consumer Fraud

MoneyGram requires that all Agents and their employees who handle MoneyGram transactions complete AML training at a minimum of every two years.

AML COMPLIANCE PROGRAM MATERIALS

MoneyGram provides AML compliance program materials to help you document and carry out your AML program. Materials are available from MoneyGram’s website at www.moneygram.com (click on “Legal/Compliance” at the bottom of the homepage. Materials include:

•	AML Compliance Program Template

•	AML Compliance Training Guide

•	Independent Review Template

•	Employee Training Records Template

•	Money Order Transaction Log Template (United States)

•	CTR and SAR forms (United States)

•	Canadian Activity Report (Canada)

CORRECTIVE MEASURES

MoneyGram reserves the right to take corrective action, which could include probation, suspension of service, or termination of service, for acts of non-compliance with regulatory requirements, as well as failure to comply with MoneyGram policies.

© 2012 MoneyGram International Inc.

Exhibit 4

[MoneyGram Fraud Policy - Attached]

EXHIBIT 4 (MONEYGRAM FRAUD POLICY) PAGE 1

MONEYGRAM INTERNATIONAL, INC.

ANTI-FRAUD POLICY AND PROCEDURES FOR AGENTS

1.	Summary and Purpose

MoneyGram International, Inc. (“MoneyGram”) is a leading global payment services company whose purpose is to help people and businesses by providing affordable, reliable and convenient payment services. Not only do our customers expect our services to be safe and reliable, but they expect us to help protect them against fraud.

MoneyGram is committed to preventing the use of our products and services by anyone for fraudulent, abusive or illegal purposes. It is MoneyGram’s policy not to assist, facilitate, or participate in any way with the use of its services to process fraud-induced money transfers. We expect the same commitment from our Agents.

This Anti-Fraud Policy reflects MoneyGram’s commitment to protecting consumers who use our money transfer services. It incorporates various safeguards and other measures to prevent, detect, and respond to fraud. Such safeguards and other measures include, but are not limited to, education and training of MoneyGram Agents on consumer fraud, monitoring MoneyGram Agent activity relevant to the prevention of fraud-induced money transfers, taking prompt action in order to prevent fraud, and cooperating with law enforcement.

2.	What is MoneyGram doing to take a stand against consumer fraud:

•	We have and will continue to update our send forms, telephone responses and websites with warnings about current fraud scams.

•	We provide training and educational materials to Agents and consumers about the latest types of consumer fraud scams.

•	We sponsor and collaborate with other sponsors of consumer education efforts such as the Fake Check Task Force and the AARP Fraud Awareness Call Centers to build public awareness of fraud scams.

•	We partner with local, state and federal law enforcement around the world to pursue arrests and convictions of fraud perpetrators.

MGO3743

•	We monitor Agents who receive complaints of consumer fraud and collect information about those frauds.

•	We compile consumer fraud information gathered from our Agents and other sources and analyze that information to understand trends and take preventive action.

•	MoneyGram is always looking for ways to improve our fraud prevention and detection efforts.

3.	What are the fraud prevention obligations of MoneyGram’s Agents and their employees?

As a MoneyGram Agent, you are the first line of defense in preventing consumer fraud. Preventing a fraudulent transaction from being completed protects your business, the consumer and MoneyGram. MoneyGram’s Agents and their employees must never knowingly participate in any fraudulent transfer or in any way assist others to make or induce other parties to make any fraudulent transfer.

It is the responsibility of each MoneyGram Agent to take appropriate steps to prevent fraud-induced money transfers, including but not limited to the following:

•	Train all employees who conduct MoneyGram money transfers to complete the consumer fraud training provided by MoneyGram.

•	Instruct all of your employees to warn consumers about current ‘scams’ by referencing the warnings on the send form.

•	Make sure send and receive forms are accurately and completely filled out and signed.

•	Carefully check consumer identification for potential false identification and make sure the document correctly identifies the person sending or receiving the transfer.

•	Maintain all documentation and other transaction records in a safe and secure location.

•	Promptly provide supporting documentation of transactions to MoneyGram when requested.

•	Cooperate fully with any investigation by MoneyGram.

Legal/Agent Anti-Fraud Policy revised 10.23.09

•	Challenge consumer’s transactions in situations that appear to potentially be fraud-induced

•	Take actions to mitigate fraud after an occurrence of fraud has been brought to your attention.

•	When you or your employees become aware of fraudulent transactions take appropriate steps to notify MoneyGram and/or local law enforcement officials.

•	Monitor your employees’ compliance with MoneyGram’s policies and procedures.

•	Follow all of MoneyGram’s defined processes and procedures as they may be amended from time to time

•	Establish your own effective policies, procedures and requirements designed to prevent and detect consumer fraud induced money transfers.

4.	Consumer Fraud Education and Training for Agents

All new MoneyGram Agents are provided consumer fraud training. The training contains information on the different types of consumer fraud scams, as well as education and training on detecting, preventing, reporting and otherwise handling suspicious transactions and fraud-induced money transfers. Training is provided via MoneyGram’s online training tool, the telephone, or other reasonable methods of delivery depending upon the Agent and circumstances. As a MoneyGram Agent, it is your responsibility to make sure that all of your employees at each of your locations review the training material.

MoneyGram may determine that an Agent needs additional consumer fraud training. If you are requested to undertake such training, you are obligated to complete the training in the timeframe required by MoneyGram. Failure to do so or failure to follow the procedures presented in the training may result in: suspension of your right to conduct MoneyGram money transfer transactions; termination of your agreement with MoneyGram; or imposition of restrictions, including (a) lowering of thresholds for consumer identification procedures, (b) transaction volume or transfer amount limits, (c) requiring express MoneyGram approval of transfers above a certain amount, and (d) other measures deemed necessary by MoneyGram (“Remedies”).

5.	Agent Monitoring & Corrective Action Steps

As part of its Agent monitoring, MoneyGram reviews consumer complaints received at all Agent locations. When an Agent location’s fraud complaints hit certain thresholds, MoneyGram will investigate the complaints to determine if the MoneyGram Agent is taking reasonable steps to prevent such transfers from occurring. As part of that investigation, MoneyGram will contact Agents and request documentation, such as money transfer send and/or receive forms, as necessary to assess the information provided. As a MoneyGram Agent, you are required to promptly comply with those requests from MoneyGram. Failure to do so may result in MoneyGram’s imposition of one or more Remedies.

Once MoneyGram completes its investigation, depending on the findings, MoneyGram may invoke any one or more of the Remedies on either a temporary or permanent basis.

6.	Refund Policy

If a consumer contacts MoneyGram before a transfer has been picked up and asks that the transfer be stopped because the transfer was fraudulently induced, it is MoneyGram’s policy to reimburse both the principal amount of a consumer’s money transfer and the full Consumer Fee.

If a consumer asks you to cancel a transfer because the transfer was fraudulently induced, you must: (a), if your system allows you to do so, refund the transfer reimbursing both the principal amount of the money transfer and the full Consumer Fee; or (b) advise the consumer to immediately contact MoneyGram to request that their money transfer be refunded.

Legal/Agent Anti-Fraud Policy revised 10.23.09

Exhibit 5

[MoneyGram Anti-Corruption Policy - Attached]

EXHIBIT 5 (MONEYGRAM ANTI-CORRUPTION POLICY) - PAGE 1

MoneyGram International, Inc.

Anti-Corruption Policy

I. Purpose

Various laws around the world prohibit the making of improper payments or the provision of improper gifts or hospitality to secure business or to gain an unfair business advantage. As a company headquartered in the United States, MoneyGram is subject to the Foreign Corrupt Practices Act and federal and state commercial bribery laws, as well as applicable anti-corruption and commercial bribery laws in the various countries in which MoneyGram operates, including the United Kingdom's Bribery Act. MoneyGram places the highest importance on its reputation for honesty, integrity and unquestionable ethical standards. This Anti-Corruption Policy affirms the importance of conducting our business affairs in a manner beyond reproach, and seeks to ensure that MoneyGram' s employees and third party contractors comply with all applicable anti-corruption laws, including the Foreign Corrupt Practices Act and the UK. Bribery Act.

II. Scope

This Policy applies to all directors, officers and employees of MoneyGram and its subsidiaries and affiliates, as well as MoneyGram's Agents and Vendors. For the purposes of this Policy and any implementing program, Agents are those entities which offer MoneyGram products or services for MoneyGram customers and clients. Vendors are those third party licensees, consultants, representatives, intermediaries and business partners, worldwide, which MoneyGram engages, retains or contracts with to perform services.

III. Policy

MoneyGram does not authorize, offer or make corrupt payments to anyone for any reason.

A. Prohibited Payments to Government Officials

Nobody subject to this Policy anywhere in the world shall authorize, offer or make any payment or provide anything of value, corruptly, directly or indirectly through third parties, to any government official, political party official, or candidate for political office, for the purpose of influencing any official act or decision or securing any improper business advantage, in order to assist MoneyGram in obtaining or retaining business or directing business to anyone.

B. Prohibited Commercial Payments

Nobody subject to this Policy anywhere in the world shall authorize, offer or make any payment or provide anything of value, directly or indirectly through third parties, to any employee, agent or fiduciary of another party without the knowledge of the latter's employer or principal, with the intent that the recipient of the benefit will influence the principal's commercial conduct.

C. Hospitality, Entertainment, Gifts, Travel and Related Expenses

The provision of all hospitality, including meals, refreshments, entertainment, gifts and travel and related expenses, whether offered or provided to a government official or to a commercial party, must be reasonable and bona fide and they must be directly related to the business of MoneyGram. Such expenses must never be provided to improperly influence any official act or decision or to secure any improper business advantage, in order to assist MoneyGram in obtaining or retaining business or directing business to anyone.

D. Political Contributions, Charitable Donations and Social Responsibility Payments

An otherwise prohibited payment cannot be disguised as something else (e.g. political contribution, charitable donation, or social responsibility payment).

E. Facilitation Expenses

Payments to facilitate or expedite any routine governmental action by a government official may only be made in jurisdictions where they are otherwise legally permitted, and when approved, in advance by the General Counselor his or her designee. Routine government action relates to such services as obtaining work or building permits, securing mail pick up or delivery, registering trademarks, securing electricity or telephone service, or obtaining police protection.

IV. Books and Records

MoneyGram is required to keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company. MoneyGram's books, records and accounts include, among other things, expense reports, time records, procurement and purchase orders, contracts and agreements, and other documentation. This recordkeeping obligation falls on every employee of MoneyGram. Any MoneyGram employee who creates a false or misleading entry or who fails to disclose payments may be subject to immediate disciplinary action.

V. Reporting Obligations

All MoneyGram employees and representatives are required to report actual or suspected violations of this Policy, as well as any other illegal, unethical, or improper conduct. MoneyGram employees and representatives shall read, understand, and consult this Policy; conduct themselves at all times in a manner consistent with this Policy; and report any known or suspected violation of this Policy, or suspected impending violation, to the MoneyGram Legal Department, by calling the toll-free compliance hotline (1-800-494-3554) (available in the United States and Canada), or by reporting online at www.moneygram.ethicspoint.com

Exhibit 6

AGENTCONNECT ADDENDUM

This AgentConnect Addendum (“Addendum”) dated as of April 1, 2013 is made between Wal-Mart Stores, Inc. (“Walmart”) and MoneyGram Payment Systems, Inc. (“MoneyGram”). The parties hereby acknowledge and agree that this Addendum shall govern the parties’ rights and obligations with respect to the existing Software and that this Addendum shall terminate in accordance with Section 8 (Termination; Notice) below upon Walmart’s implementation of its new Software pursuant to Section L (Implementation Reimbursement) of the Money Transfer Attachment.

1.	Description/Definition of the Software. Walmart agrees to develop certain software (the “Software”) to facilitate Walmart’s performance of money transfers through MoneyGram’s money transfer system and network (including but not limited to the computer system generally referred to as the “MoneyGram Retail Transaction Server”) pursuant to the Master Trust Agreement to which this Addendum is attached, and any Attachments or amendments thereto (collectively, the “Agreement”). MoneyGram agrees to provide to Walmart all required specifications in its possession, but not source code, to enable Walmart to develop the Software for the purpose described above. Unless otherwise specifically defined herein, any capitalized term used herein shall have the meaning given to it in the Agreement.

2.	Testing/Certification. MoneyGram will provide consultation to Walmart in its development, configuration and testing of the Software. Walmart shall not use the Software in production until MoneyGram has (a) approved the Software, using the MoneyGram testing procedures, and (b) has issued a written certification to Walmart stating that the testing has been completed and that the Software is performing in an acceptable manner. MoneyGram agrees to perform the duties set for in subsections (a) and (b) above in a timely manner. The above approval and certification by MoneyGram does not constitute on the part of MoneyGram a warranty or representation of any kind.

3.	Connectivity. A connection to MoneyGram is required for Walmart to be able to perform money transfer transactions through the MoneyGram money transfer network. MoneyGram will advise Walmart on the specifications required, and must certify the necessary network connection and hardware at Walmart’s location to connect to MoneyGram.

4.	Costs. Costs relating to the development of the Software will be borne by Walmart, except that MoneyGram will bear the costs for any changes it deems may be required to MoneyGram’s system(s) or as otherwise provided herein.

5.	Ownership; Use of Software. Walmart shall be the sole and exclusive owner of the Software to be developed by Walmart. Walmart agrees that it will not use the specification or the Software as modified for use pursuant to the Agreement for any purpose other than performance of the Agreement. MoneyGram is the sole and exclusive owner of the specifications to be provided to Walmart, the MoneyGram Retail Transaction Server and the money transfer network. Walmart shall be responsible for conducting any investigation it deems necessary to determine whether the Software infringes any patent or other intellectual property right of any third party, and shall indemnify and hold MoneyGram harmless against any and all liabilities, costs, expenses or damages which result from any suit, action or proceeding alleging infringement of the intellectual property rights of any third party as a result of the use of the Software.

6.	Changes.

(a)	MoneyGram initiated changes.

MoneyGram may, from time to time, require that Walmart make changes to the Software for purposes of Walmart’s use of MoneyGram’s money transfer system and network. MoneyGram will give Walmart at least sixty (60) days written advance notice of any change(s), including providing Walmart with a detailed specification describing the change(s). Walmart agrees, at its own expense, to make change(s) to the Software and to assist MoneyGram in testing and certification of the change(s). MoneyGram agrees to continue to support at least one (1) level back from the current release.

(b)	Walmart initiated changes.

If Walmart initiates a reasonable change to the Software after MoneyGram has tested and certified the Software pursuant to paragraph 2, above, MoneyGram will provide consultation, testing and certification services to Walmart, as required with no fee to Walmart. MoneyGram reserves the right to perform testing of the modified Software within 90 days; provided, however, such right shall in no way impair Walmart’s ability to use such non-modified Software in production at its sole discretion. Walmart will not use the modified Software in production prior to MoneyGram testing the modified Software and issuing a certification that it performs in an acceptable manner.

(c)	Other.

In the case that a change is required to correct a money transfer network problem or to comply with legal requirements, Walmart may be required, at a Walmart’s own expense, to make changes immediately upon MoneyGram’s reasonable request, determined in its sole but good faith discretion. MoneyGram will notify Walmart in writing as soon as possible of any such change or modification and the basis therefore. In the case that change is required to comply with a legal requirement, MoneyGram may be required, at MoneyGram’s own expense, to make changes immediately upon Walmart’s reasonable request.

EXHIBIT 6 (AGENTCONNECT ADDENDUM) - PAGE 1

7.	Responsibility. MoneyGram is not responsible for any error, bug or problem related to the Software. MoneyGram’s sole responsibility is to provide information to assist Walmart resolve functionality errors, bugs or problems with the Software. MoneyGram has the right, in its sole discretion, to require Walmart to stop using the Software in the performance of the Agreement. Walmart is solely responsible for the performance of any third party hardware or software, which Walmart may choose to use in connection with the Software. MoneyGram bears no responsibility for and makes no warranty of the performance of any such third party hardware or software.

8.	Termination; Notices. This Addendum shall terminate upon the earlier of (x) the effective date of termination or expiration of the Agreement or (y) the date that no Agent Locations are using the AgentConnect Software described in this Addendum. Each party hereby acknowledges and agrees that it shall use commercially reasonable efforts to enter into a new written agreement with the other party with mutually agreed terms and conditions prior to the implementation of the new Software pursuant to Section L (Implementation Reimbursement) of the Money Transfer Attachment governing the parties’ rights and obligations with respect to such new Software. Upon termination or expiration of this Addendum, Walmart shall return or destroy the specifications together with all copies and notes made of the specifications. All notices shall be given to the addresses below.

9.	Confidentiality/Consumer Information. Each party understands and agrees that writings, correspondence, memoranda, notes, drawings, sketches, tapes, disks, data sheets, agent lists, documents, prototypes, specifications or any other materials containing any of said information, whether furnished to a party by the other party or prepared by a party in connection with (a) the present business discussions, (b) the Software, and the development thereof, or (c) the terms and conditions of the Agreement as amended by this Addendum, are collectively the “Proprietary Information” of the party providing the materials and must be kept confidential and delivered to such party upon its request. Each party further agrees that it will make no copies or reproductions of any said materials without the express written consent of the party that owns the Proprietary Information.

The specifications provided to Walmart and the non-public personal information of or about any consumer of MoneyGram’s money orders or Money Transfer Services is the Proprietary Information of MoneyGram. Walmart shall not disclose or use the Proprietary Information other than as set forth in this Addendum. Walmart shall not disclose or use any Proprietary Information other than as required for the performance of Walmart’s duties under the Agreement, this Addendum, or as required by law or by order of a court of competent jurisdiction. Walmart shall maintain all such Proprietary Information in a secure environment, and shall allow access to such information only to those employees who have a need to know.

10.	Miscellaneous. Except as modified by this Addendum, all terms of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Addendum and the Agreement, this Addendum shall control.

The confidentiality obligations and restrictions imposed by this Addendum shall survive the termination of this Addendum and shall extend for ten (10) years from and after the date of the disclosure of the Proprietary Information to Walmart, or such longer term as may be imposed by law; provided, however, the confidentiality obligations and restrictions with respect to the technical part of the specifications shall extend for only five (5) years from and after the date of the disclosure to Walmart.

WALMART: Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Vice President

Signature Date:	28 September, 2012

MONEYGRAM: MoneyGram Payment Systems, Inc.

Signature:	/s/ Francis Aaron Henry

Printed Name:	Francis Aaron Henry

Title:	EVP, General Counsel

Signature Date:	30 September, 2012

EXHIBIT 6 (AGENTCONNECT ADDENDUM) - PAGE 2

Exhibit 7

SERVICE LEVEL AGREEMENT

This Service Level Agreement (this “SLA”) is attached to and a part of that Master Trust Agreement effective April 1, 2013 between the parties hereto (the “Agreement”).

Whereas, the parties wish to further clarify the components of the computer systems used to process money transfers and money orders and to provide for certain service levels applicable to those systems; and

Whereas, the parties wish to require each other to perform the Agreement in conformance with these service level requirements set forth in this SLA.

Now therefore, the parties agree that this SLA supplements the Agreement to add the following:

Article 1

1.1	Definitions. All capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement. The following defined terms shall be used in this SLA.

1.1.1	MoneyGram Processing System. The MoneyGram Processing System shall mean and include the following components:

(a)	MoneyGram Money Order System: the application(s) processing all money order transactions through the MoneyGram’s computer systems that are within the MoneyGram’s control.

(b)	MoneyGram Money Transfer System: the application(s) processing all money transfer authorization transactions through MoneyGram's computer systems that are within the MoneyGram’s control.

(c)	MoneyGram POS Devices: hardware provided by MoneyGram and located in Walmart store locations for use by Walmart customer service associates in providing the Services.

The MoneyGram Processing System shall not mean or include the following components which are components of the Walmart Processing System and shall mean and include the Walmart Processing System:

(a)	Walmart Money Order System: the application(s) processing all money order transactions through the MoneyGram’s computer systems that are within Walmart’s control.

(b)	Walmart Money Transfer System: the application(s) processing all money transfer authorization transactions through MoneyGram's computer systems that are within Walmart’s control.

(c)	Walmart POS Devices: hardware provided by Walmart and located in Walmart store locations for use by Walmart customer service associates in providing the Services.

1.1.2	Network. Network shall mean communication devices such as routers, switches, firewalls, and load balancers as well as circuits and cabling for connectivity between data centers and computer systems.

Article 2

2.1	Service Level Standards. MoneyGram and Walmart agree that they will meet or exceed the following service level standards (“Service Level Standards”) in the provision of the Services as required by each party’s respective obligations hereunder:

2.1.1	System Availability. The MoneyGram Processing System will be available for all money transfer authorizations and all money order transactions other than during MoneyGram Scheduled Outages as described in Section 2.2 below. The Walmart Processing System will be available for all money transfer authorizations and all money order transactions other than during Walmart Scheduled Outages as described in Section 2.2 below. A MoneyGram Unscheduled Outage shall occur when the MoneyGram Processing System experiences Severity 1 issues as defined in Section 2.14.4(a) below when processing money transfer authorizations and/or money order transactions for a period of time in excess of thirty (30) minutes. MoneyGram Unscheduled Outage Time shall be the amount of time in excess of thirty minutes (per occurrence) during which a MoneyGram Unscheduled Outage exists. A Walmart Unscheduled Outage shall occur when the Walmart Processing System cannot process money transfer authorizations and/or money order transactions for a period of time in excess of thirty (30) minutes. Walmart Unscheduled Outage Time shall be the amount of time in excess of thirty minutes (per occurrence) during which a Walmart Unscheduled Outage exists. A MoneyGram Partial Outage shall occur when the MoneyGram Processing System experiences Severity 1 issues as defined in Section 2.14.4(a) below when processing money transfer authorizations and/or money order transactions for a period of time in excess of one (1) minute and less than thirty (30) minutes. A Walmart Partial Outage shall occur when the Walmart Processing System cannot process money transfer authorizations and/or money order transactions for a period of time in excess of one (1) minute and less than thirty (30) minutes. MoneyGram Partial Outage(s) shall not exceed thirty (30) minutes within the calendar month and if at any point in time, the cumulative total exceeds thirty (30) minutes, the same penalties will apply as outlined in Section 2.4 below.

2.1.2	Connectivity Redundancy. The MoneyGram Money Transfer System shall be configured to have redundant connectivity. If one Network has severed connectivity and does not respond to money transfer authorization requests, MoneyGram will automatically reroute all subsequent money transfer authorization requests to the other Network. The Walmart Processing System shall be configured between redundant Networks.

EXHIBIT 7 (SERVICE LEVEL AGREEMENT) - PAGE 1

2.2	Scheduled Outages. MoneyGram Scheduled Outages may occur each Sunday (with the exception of any Sundays after the second Sunday of November of each calendar year) during the hours of 00:01 to 05:00 Central Time. Walmart Scheduled Outages may occur as reasonably required by Walmart. Walmart will provide MoneyGram with 48 hours advance notice of any Walmart Scheduled Outage, including the reason(s), date(s) and anticipated time(s) for the outage. Other MoneyGram Scheduled Outages may occur from time to time. MoneyGram will provide Walmart with 48 hours advance notice of any other MoneyGram Scheduled Outage, including the reason(s), date(s), and anticipated time(s) for the outage. If Walmart does not object to the MoneyGram Scheduled Outage in writing within 24 hours after receipt of notice, then Walmart shall be deemed to have agreed to the MoneyGram Scheduled Outage as specified in the notice. If Walmart objects to the planned MoneyGram Scheduled Outage, it shall state the reasons for such objection and the parties shall work together in good faith to arrive at a mutually agreeable solution. Walmart will not unreasonably withhold or delay consent to any MoneyGram Scheduled Outage.

2.3	Evaluation and Reporting of Service Level Standards. Within fifteen (15) calendar days after the end of each calendar month during the term of the Agreement, each party will provide the other with an accurate written and graphical evaluation of its performance of each of the Service Level Standards during the just concluded calendar month. For any month in which a party did not meet a Service Level Standard, the written evaluation shall include a corrective action plan describing root cause for the failure and steps being taken to prevent the reoccurrence of such failure.

2.4	Failure to Meet Service Level Standards.

2.4.1	In the event there is a MoneyGram Unscheduled Outage with respect to which MoneyGram Unscheduled Outage Time exceeds thirty (30) minutes, MoneyGram shall pay Walmart the following amount: [*] If at any time there are one or more MoneyGram Unscheduled Outages in any three (3) consecutive calendar months that, in the sole discretion of Walmart, result in a substantial impact to Walmart’s ability to provide money order and/or money transfer services at Walmart store locations, Walmart may terminate the Agreement upon thirty (30) days written notice to MoneyGram. Any notice of termination shall be given within sixty (60) days following the event giving rise to the right to terminate.

2.4.2	Walmart and MoneyGram agree that during any MoneyGram Unscheduled Outage or Walmart Unscheduled Outage, they will respond immediately to reasonable requests from the other for data or other information requested for the purpose of resolving such Unscheduled Outage and/or Walmart Unscheduled Outage.

MoneyGram and Walmart agree to provide to one another a report on or before the fifteenth day of each calendar month that lists all MoneyGram Unscheduled Outages or Walmart Unscheduled Outages, as applicable, that occurred during the prior calendar month.

2.5	Monitors and Alerting. MoneyGram shall monitor the MoneyGram Processing System for availability and capacity. MoneyGram shall immediately investigate any substantial reduction in capacity or any substantial unavailability of the MoneyGram Processing System and shall use its best efforts to report to Walmart's Field Support within thirty (30) minutes of its discovery of any reduction in capacity and/or unavailability. Alerting shall be accomplished via industry standard protocols and methods as agreed upon by the parties. Walmart shall monitor the Walmart Processing System for availability and capacity. Walmart shall immediately investigate any substantial reduction in capacity or any substantial unavailability of the Walmart Processing System and shall use its best efforts to report to MoneyGram within thirty (30) minutes of its discovery of any reduction in capacity and/or unavailability. Alerting shall be accomplished via industry standard protocols and methods.

2.6	Contacts. Each party will provide a single, primary point of contact in case of technical questions or emergencies, and a backup contact, in case the primary is not available.

2.7	Walmart Home Office Policy Changes. With respect to communication of Walmart’s Home Office policy changes to Walmart’s associates, MoneyGram will make reasonable efforts to provide associates at Walmart locations with directions as outlined in the procedural reference material supplied from Walmart. Walmart agrees to provide updated procedural reference material to MoneyGram that reflects Home Office policy changes.

2.8	Customer Call Center Support.

2.8.1	MoneyGram shall provide customer call center support in Spanish and English. MoneyGram will provide this support 24 hours per day, 7 days per week, 365 days per year. MoneyGram will make its best efforts to provide translation services for any other languages if it is unable to support those languages with in-person call center staff.

2.8.2	The consolidated average speed of answer for the English (800-866-8800) and Spanish (800-887-1220) customer transaction lines utilized by Walmart’s associates will not exceed [*] during each calendar month. The average speed of answer will be calculated by taking the total delay in seconds and dividing it by the number of calls. MoneyGram shall not be required to meet the [*] average speed of answer during any month in which an event or events occur that are outside the MoneyGram’s reasonable control, including but not limited to, (i) MoneyGram’s receipt of training-related calls from Walmart’s associates (ii) outages in the Walmart Processing System, (iii) MoneyGram’s receipt of calls for support relating to Walmart’s Processing System or (iv) weather emergencies and which event or events result in the MoneyGram’s inability to meet the [*] average speed of answer.

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

EXHIBIT 7 (SERVICE LEVEL AGREEMENT) - PAGE 2

2.8.3	MoneyGram will participate in monthly call center monitor sessions with Walmart during which two (2) calls from customers utilizing MoneyGram services at a Walmart location are monitored and then discussed via conference call. Recordings of any calls to MoneyGram’s call center will at all times remain in MoneyGram’s possession and control.

2.9	Technical Support Center.

2.9.1	MoneyGram will provide Walmart with technical support via telephone 24 hours per day, 7 days per week, 365 days per year for the purposes of problem identification and corrections and assistance from MoneyGram for all Software, Hardware, Procedures, and Operations associated with the MoneyGram Processing System. Walmart will route calls relating to the Walmart Processing System through its own technical support call center and will resolve all problems that do not relate to the MoneyGram Processing System.

2.9.2	The average speed of answer for the calls to MoneyGram’s technical call center by Walmart’s associates will not exceed [*] during each calendar month. The average speed of answer will be calculated by taking the total delay in seconds and dividing it by the number of calls. MoneyGram shall not be required to meet the [*] average speed of answer during any month in which an event or events occur that are outside the MoneyGram’s reasonable control, including but not limited to, (i) MoneyGram’s receipt of training-related calls from Walmart’s associates, (ii) outages in the Walmart Processing System, (iii) MoneyGram’s receipt of calls for support relating to Walmart’s Processing System or (iv) weather emergencies and which event or events result in the MoneyGram’s inability to meet the [*] average speed of answer.

2.10	Escalation process. For problem resolution requiring Walmart assistance the MoneyGram will maintain line connection until Walmart’s associate is connected to the appropriate next level of service.

2.11	Contact information. The MoneyGram will provide as updated, call center contact information to the seller.

2.12

WFS Call Center Information. In addition to reporting monthly service levels as outlined in 2.3, the MoneyGram will provide completed WFS Call Center Information sheets by the 15th of the following month. Walmart shall provide MoneyGram with the form WFS Call Center Information sheets.

2.13	Voice Transactions. MoneyGram will provide Walmart, on a monthly basis, with a report regarding the number of Walmart’s voice transactions and the number of Walmart’s automated transactions for the previous calendar month. MoneyGram and Walmart agree that Walmart’s total company voice transactions shall not exceed 10% of actual transactions in any calendar quarter. If Walmart’s voice transactions exceed 10% of actual transactions in any such calendar quarter then Walmart shall pay MoneyGram [*] per voice transaction for every such transaction in excess of 10%. Voice transactions conducted during any outage of MoneyGram’s systems shall not be counted towards the limit established in this paragraph.

2.14	Escalation Procedures to Walmart. The following definitions of escalation levels are to be used as guidelines by MoneyGram personnel to define when any problem or issue will be escalated to the next defined level and what notifications Walmart is to receive when that internal escalation occurs. The activities identified are the minimum required and, upon the mutual written agreement of both MoneyGram and Walmart, can be supplemented by further actions during the course of the investigation in order to affect a resolution for the issue or problem.

2.14.1	Walmart Provided Support. Walmart is to provide First Level Support, including basic help desk functions to Walmart locations (“First Level Support”). Typically, First Level Support will include pinging devices, insuring hardware is connected properly, some first level software troubleshooting, ensuring that flags are turned on to support the money order machines, providing product information, configuration guidance and assistance, product and problem analysis, fact and information gathering for correction of problems, as well as attempts to duplicate problems. Walmart is also responsible for all costs for support associated with or relating to Walmart including connectivity to the Network terminating device located at MoneyGram.

2.14.2	MoneyGram Provided Support. Second Level Support will be provided by MoneyGram’s support center in the event First Level Support from Walmart is unable to resolve a problem when problem is identified as pertaining to MoneyGram. Walmart will notify the MoneyGram of the required second level support via telephone for critical issues. If applicable, Walmart may utilize Walmart’s Remedy system to report non-critical issues to MoneyGram. MoneyGram’s second level support may include a more detailed diagnosis service for identifying complex problems, errors and design faults that cannot be resolved by First Level Support.

If a problem cannot be resolved with Second Level Support, MoneyGram will provide Walmart with a dedicated Program Manager until the problem has been resolved, to provide detailed, in-depth product and problem analysis/solutions, and use all best efforts to duplicate problems. MoneyGram will also provide Walmart with reasonable access to senior technical consultants within MoneyGram for final confirmation and resolution of problem analysis and to formally escalate any unresolved problems to MoneyGram’s senior management. In the event that Third Level support is engaged for any problem, MoneyGram is required to escalate via Walmart’s Network Call Center.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

EXHIBIT 7 (SERVICE LEVEL AGREEMENT) - PAGE 3

2.14.3	Escalation Procedures FROM Walmart. The following definitions of escalation levels are to be used as guidelines by Walmart personnel to define when any problem or issue will be escalated to the next defined level within MoneyGram. The activities identified are the minimum required and upon the mutual written agreement of both MoneyGram and Walmart, can be supplemented by further actions during the course of the investigation in order to affect a resolution for the issue or problem.

2.14.4	Severity Designations and Definitions. MoneyGram and Walmart agree to the following severity designations and definitions for reporting problems to MoneyGram. Walmart and MoneyGram will reasonably and in good faith designate severity.

(a)	Severity 1.

System abnormally stops or program function cannot be used and no usable work-around exists. Resulting situation is critical to the operation of the business across the Walmart Network. A Timeout shall be considered severity 1. A Timeout shall occur when, as measured from a MoneyGram Websphere unit within a ten (10) minute period of time, 100 transactions exceed a response time of [*].

(b)	Severity 2.

Function cannot be used or impacts Walmart operations, but a manual usable work-around exists. This would exclude Timeouts which result in a retry. Resulting situation has some material and adverse impact on operation of the business across Walmart’s Network and work-around allows business to continue with minor restrictions.

(c)	Severity 3.

System issue causes Walmart negligible immediate impact, yet is desirable to resolve because of restrictions to operations or usability issues to Walmart personnel.

2.14.5	Response Times. MoneyGram and Walmart agree to the following response times schedule for Errors reported to MoneyGram utilizing the above Severity Designations and Definitions defined in Section (ii). Three (3) or more failures (in a single calendar month) by MoneyGram to meet the following maximum response times shall result in liquidated damages (based on a reasonable estimate of the commissions and damages Walmart would sustain in the event of MoneyGram’s failure to meet such response requirements) to be paid by MoneyGram of [*] for that calendar month, to be paid within fifteen (15) days of the end of that calendar month.

(a)	Severity 1.

Thirty (30) minute response with best efforts at initial diagnosis and problem solving at Second and Third levels of Support. MoneyGram will use all best efforts to provide workaround(s) or problem resolution within 1 hour of initial escalation to Second Level Support. Hourly updates on progress from MoneyGram to Walmart until a workaround is provided, with MoneyGram personnel working around the clock to provide the workaround.

(b)	Severity 2.

Sixty (60) minute response with best efforts at initial diagnosis and problem solving at Second and Third levels of Support. MoneyGram will use all best efforts to provide additional workaround(s) or problem resolution within 2 hours of initial escalation to Second Level Support. Hourly updates on progress from MoneyGram to Walmart until a workaround is provided.

(c)	Severity 3.

Four (4) hour response with best efforts at initial diagnosis and problem solving at Second and Third Levels of Support. MoneyGram agrees to use all best efforts to provide additional workaround(s) or problem resolution within 2 days of initial escalation to Second Level Support and to provide daily updates on progress to Walmart until a workaround is provided.

2.14.6	Remedy Ticket System. Walmart will grant MoneyGram access to its Remedy Ticket System, for purposes of tracking all service requests. MoneyGram agrees to respond via remedy ticket updates and will input information inclusive of the daily issue logs into this system for purposes of tracking progress against such requests. Priority 1 issues, from MoneyGram to Walmart, may also be reported via telephone; however, the Remedy Ticket System will still be utilized for tracking purposes and follow-up of these issues. Priority 1 issues from Walmart to MoneyGram must be reported via telephone to MoneyGram; however, the Remedy Ticket System will still be utilized for tracking purposes and follow-up of these issues. MoneyGram will provide Walmart updates on outstanding issues.

2.15	Money Center Express (“MCX”). The following additional terms and conditions apply to the provision of the Money Order Services via the MCX Equipment. The severity designations and response times listed above do not apply to the MCX Equipment.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

EXHIBIT 7 (SERVICE LEVEL AGREEMENT) - PAGE 4

2.15.1	Routine maintenance on the MCX Equipment (e.g., changing printer ribbons and loading forms) shall be performed by Walmart or its subcontractor(s).

2.15.2	If a problem cannot be resolved via telephone support, MoneyGram shall contact Walmart’s subcontractor within 4 hours or, if not during regular business hours (Monday – Friday, 8 a.m. to 5 p.m., excluding holidays), on the next business day, to report the problem. Walmart’s subcontractor will perform the testing protocol agreed between MoneyGram and Walmart. The testing protocol is expected to be performed within 8 hours of the report to Walmart’s subcontractor. If the problem cannot be resolved after Walmart’s subcontractor completes the testing protocol, MoneyGram will send replacement equipment. The expected time frame for replacement of MCX Equipment is 2 days.

2.16	Force Majeure. Notwithstanding any above provisions in this SLA, neither MoneyGram nor Walmart shall be responsible to the other party for any non-performance of this SLA that is a direct result of an event outside the reasonable control of the affected party, including but not limited to natural disasters, acts of God, wars, fires or terrorist acts. The affected party shall give the other party prompt written notice of the situation, stating the nature of the non-performance. Thereafter, such party shall take reasonable steps to comply with the terms of this SLA as fully and promptly as reasonably possible.

[Signature Page to Service Level Agreement Attached]

EXHIBIT 7 (SERVICE LEVEL AGREEMENT) - PAGE 5

[Signature Page to Service Level Agreement]

WALMART: Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Vice President

Signature Date:	28 September, 2012

MONEYGRAM: MoneyGram Payment Systems, Inc.

Signature:	/s/ Francis Aaron Henry

Printed Name:	Francis Aaron Henry

Title:	EVP, General Counsel

Signature Date:	30 September, 2012

EXHIBIT 7 (SERVICE LEVEL AGREEMENT) - PAGE 6

Exhibit 8

[*]

[*]	4 total pages have been redacted from Exhibit 8. Please refer to footnote on page 1 of this Exhibit 10.1.

SCHEDULE 1

List of Special Entities

[*]

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

SCHEDULE 1 (SPECIAL ENTITIES) - PAGE 1

APPENDIX I

INFORMATION SECURITY ADDENDUM

A.	Information Security Program – Consistent with the obligations described in Section 7(c) of the Agreement, MoneyGram agrees and represents that the MG Policies comply with the applicable Privacy and Security Requirements (as defined below) to (i) preserve the confidentiality, availability, integrity, and security of any Walmart Information (as defined below) accessible to MoneyGram and (ii) protect Walmart systems that MoneyGram accesses or contacts.

“Walmart Information” includes the following, regardless of form or the media in which it is maintained, that may be disclosed to MoneyGram by Walmart or accessed by MoneyGram in connection with or incidental to Walmart’s performance of Services:

1.	Any information relating to an identified or identifiable individual irrespective of whether such individual is a Walmart customer, employee or other status (including, but not limited to, name, postal address, email address, telephone number, date of birth, Social Security number, driver’s license number, other government-issued identification number, financial account number, credit or debit card number, insurance ID or account number, health or medical information, consumer reports, background checks, biometric data, digital signatures, any code or password that could be used to gain access to financial resources, or any other unique identifier);

2.	Non-public business information; and

3.	Any information marked “Private” or “Confidential” or defined as “Confidential” by the Agreement to which this Addendum is appended.

Notwithstanding the foregoing, the Parties agree that any information provided by a consumer in connection with the purchase and use of the Services shall not be included in the above definition of Walmart Information. Further, as MoneyGram desires to not receive the Walmart Information described in Section (A)(1) above in connection with Walmart’s offering of the Services, the Parties agree that prior to Walmart providing any such information that would be included in Section A(1) above, the Parties shall confirm in writing, and make any necessary changes to, the applicability of the obligations described in this Information Security Addendum.

B.	Minimum Requirements – The MG Policies include at a minimum:

1.	A comprehensive, written security program that includes appropriate administrative, technical and physical safeguards and other security measures designed to ensure the confidentiality, availability, integrity, and security of Walmart Information.

2.	A security design intended to prevent any compromise of MoneyGram’s own information systems, computer networks or data by unauthorized users, viruses or malicious computer programs, including those that could in turn be propagated to Walmart.

3.	Appropriate practices including, but not limited to, access controls including a process to authorize, establish, modify and terminate access; encryption of data; using and maintaining appropriate firewall and antivirus software; maintaining operating systems and other applications with up-to-date virus definitions and security patches so as to avoid any material adverse impact to Walmart’s systems or Information; appropriate logging and alerts to monitor access and to assure data integrity and confidentiality; intrusion detection systems; appropriate password management, including use of strong passwords and periodically changing passwords; installing and operating security mechanisms in a manner sufficient to ensure Walmart business operations are not disrupted; permitting only authorized users access to systems and applications, such as Walmart’s Retail Link (where applicable); and prevent unauthorized access to Walmart’s systems via MoneyGram’s networks and access credentials.

4.	All persons with authorized access to Walmart Information must have a demonstrable genuine business need-to-know prior to access, supported by appropriate policies, protocols and controls to facilitate access authorization, establishment, modification and termination.

C.	Training and Supervision – MoneyGram agrees that it maintains adequate training programs to ensure that its employees and any others acting on its behalf are aware of and adhere to the MG Policies. MoneyGram shall exercise necessary and appropriate supervision over its relevant employees and others acting on its behalf to maintain appropriate confidentiality, integrity, availability, and security of Walmart Information.

D.	Data Incidents – MoneyGram agrees to notify Walmart’s Emergency Operations Center by calling telephone number (479) 277-1001 within seventy two (72) hours after discovery of any reasonably suspected or actual loss of data or breach or compromise of the MG Policies which has resulted or which in light of the circumstances may result in the loss or unauthorized access, disclosure, use or acquisition of Walmart Information (including hard copy records) or otherwise presents a potential threat to any Walmart systems (all collectively a “Data Incident”). While the initial phone notice may be in summary form, to the extent the information is known by MoneyGram, a comprehensive written notice should be given within seventy two (72) hours after the initial notification has been provided to Walmart’s Privacy Office, 702 SW 8th Street, Bentonville, AR and its Chief Information Security Officer, 805 Moberly Lane, Bentonville, AR. The notice shall summarize in reasonable detail the nature and scope of the Data Incident (including each data element type that relates to an individual, if any) and the corrective action already taken or to be taken by MoneyGram. The notice shall be timely supplemented to the level of detail reasonably requested by Walmart, inclusive of relevant forensic reports. MoneyGram shall promptly

APPENDIX 1 (INFORMATION SECURITY) - PAGE 1

take all necessary and advisable corrective actions, and shall cooperate fully with Walmart in all reasonable efforts to investigate the Data Incident, to mitigate the adverse effects, and to prevent its recurrence. Such cooperation will include responding to Walmart’s inquiries about the Data Incident in a timely fashion. In the event of a Data Incident, Walmart’s point of contact at MoneyGram will be: Andy Ulrich, Senior Director IT Security, 2828 N. Harwood Street, Dallas TX 75201 phone: (214) 999-7591, email: aulrich@moneygram.com.

MoneyGram acknowledges that it is solely responsible for the confidentiality and security of any Walmart Information in its possession, custody or control, or for which MoneyGram is otherwise responsible. The parties will collaborate on whether any notice is required to be given to any person, and if so, the content of that notice. Walmart will designate signatory to the notice.

E.	Third Parties – MoneyGram shall not share, transfer, disclose or otherwise provide access to any Walmart Information to any third party unless Walmart has authorized MoneyGram to do so in writing. MoneyGram will ensure that any third party to which it provides access to Walmart Information shall be obligated to have a security program equivalent to that required of the MoneyGram (which includes all terms of this Information Security Addendum). Further, regarding any Data Incident, MoneyGram shall contractually preserve for itself - or Walmart - all such rights as Walmart has in section D above. Regarding audit rights, MoneyGram shall contractually preserve for itself - or Walmart - all such rights as Walmart has in section G below. MoneyGram shall not share Walmart Information with any other third party without prior written approval or, if required to comply with legal process, only after notice to Walmart. MoneyGram shall only retain third parties that are capable of performing the delegated obligations in accordance with this Information Security Addendum.

F.	Ownership and Usage – Except as provided in the Agreement to which this Addendum is attached, any Walmart Information, including in any reconfigured format, shall at all times be and remain the sole property of Walmart, unless agreed otherwise in writing by Walmart. Any usage of Walmart Information is limited to the sole purpose expressly authorized by this Addendum or the Agreement to which it is appended. For purposes of clarity, the Parties agree that this provision does not affect MoneyGram’s ownership interests in information described in Section 7(a) of the Agreement.

G.	Security Review and Audit –

1.	Walmart’s Information Systems Division (ISD) Security Group may conduct a security review of Walmart’s engagement with MoneyGram when determined reasonably required by Walmart (“Security Review”).

2.	At Walmart’s reasonable request, MoneyGram will provide Walmart summaries of the MG Policies that would apply to any Walmart Information. MoneyGram also may be asked, upon Walmart’s reasonable request, to submit written responses to questions regarding its privacy and information security practices that apply to Walmart Information. Such responses must be submitted within 10 business days of receipt.

3.	MoneyGram shall provide the Walmart’s ISD Security Group an opportunity to conduct a privacy and security audit of the MG Policies and related systems and procedures. Such audit may be conducted on-site by Walmart personnel or Walmart’s contracted third party assessors or through surveys and interviews, at the option of Walmart. Such audit may be conducted no more than once per year, or more frequently in the event of any Data Incident. When an on-site audit will be conducted, Walmart will provide MoneyGram with reasonable advance notice of not less than 15 days, except in the event of a Data Incident or if Walmart has a reasonable basis to believe MoneyGram may not be in compliance with this Addendum, in which case advance notice shall be not less than 48 hours. Any such privacy and security audit shall not disrupt MoneyGram’s operations.

4.	In the event MoneyGram has any security audits or reviews of its own systems, performed by MoneyGram or a third party, including vulnerability and penetration assessments, it will give Walmart notice of any current findings that are likely to materially adversely impact Walmart Information or systems, such as in the form of a written summary of the findings, and will keep Walmart timely informed of its remediation efforts.

H.	Compliance – In addition to its compliance with Applicable Law, MoneyGram shall comply with any controls documented in writing and attached to this Addendum and required by the ISD Security Review, including secure coding standards, if applicable (collectively referred to as “Privacy and Security Requirements”), and any updates to such Privacy and Security Requirements, so long as MoneyGram is afforded a reasonable opportunity to comply in a timely fashion with such updates.

I.	Mobility and Transfer of Data –

1.	No Walmart Information that is classified as Private Data or Confidential Data shall be stored, transported or kept on a laptop or any other mobile device or storage media, including USB, “thumb drives,” DVDs, CDs, unless encrypted using an encryption methodology approved in writing by Walmart. All electronic data transfers of Walmart Information classified as Private Data or Confidential Data must be via secure FTP or other Walmart-approved protocol and/or in Walmart-approved encrypted form. Any physical removal or transfer of Walmart Information classified as Private Data or Confidential Data from Walmart’s or MoneyGram’s facilities shall be conducted only according to controls developed or approved by Walmart’s ISD Security Group.

2.	To the extent MoneyGram has agreed to receive the Walmart Information described in above Section A(1), MoneyGram agrees it will not transfer any such information out of the jurisdiction where it is presently located without Walmart’s prior written approval.

APPENDIX 1 (INFORMATION SECURITY) - PAGE 2

J.	Notice of Process - In the event MoneyGram receives a governmental or other regulatory request for, or legal process requesting, any Walmart Information, it agrees to notify Walmart’s Legal Department in a commercially reasonable timeframe considering the circumstances in order that Walmart shall have the option to defend such action. MoneyGram shall reasonably cooperate with Walmart in such defense.

K.	[intentionally omitted]

L.	[intentionally omitted]

M.	Secure Return or Disposition; Termination of Access; Survival - MoneyGram shall return or dispose of Walmart Information in its possession, custody or control: (i) if no longer needed for Walmart’s business or legal purposes or upon termination of the Agreement to which this Addendum is appended, whichever is longer or (ii) upon Walmart’s direction which may be given at any time. Notwithstanding the foregoing, MoneyGram shall be permitted to retain Walmart Information for a longer period if such retention is strictly necessary to comply with Applicable Law, is done pursuant to MoneyGram’s fully implemented and documented records management program, and is limited to the minimum Walmart Information and minimum retention period needed to meet these obligations. Any disposal must ensure that Walmart Information is rendered permanently unreadable and unrecoverable. Upon reasonable notice and if requested by Walmart, MoneyGram shall provide Walmart with a certification by an officer attesting to MoneyGram’s compliance with this section. To the extent MoneyGram accesses or has contact with Walmart’s information systems, MoneyGram must ensure that such access is discontinued upon termination of the Agreement. The provisions of this Addendum shall survive until such time as MoneyGram has fully complied with the provisions of this section.

APPENDIX 1 (INFORMATION SECURITY) - PAGE 3